U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933
REGISTRATION NO. 2-29858
POST-EFFECTIVE AMENDMENT NO. 111

and

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940
REGISTRATION NO. 811-1701
POST-EFFECTIVE AMENDMENT NO. 86

DAVIS NEW YORK VENTURE FUND, INC.

2949 East Elvira Road, Suite 101
Tucson, Arizona  85756
(1-520-434-3778)

Agents For Service:                                                              Ryan Charles, Esq.
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(520) 434-3778

          -or-

Arthur Don
Greenberg Traurig LLP
77 West Wacker Drive
Suite 3100
Chicago, IL  60601
(312) 456-8438

It is proposed that this filing will become effective:
Immediately upon filing pursuant to paragraph (b)
X_	On _December 1, 2014__ _ pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)
__	On _ _, pursuant to paragraph (a) of Rule 485
__	75 days after filing pursuant to paragraph (a)(2) of Rule 485
___	On__ _, pursuant to paragraph (a)(2) of Rule 485

Title of Securities being Registered Common Stock of:

DAVIS NEW YORK VENTURE FUND Class A, B, C, Y and R shares
DAVIS RESEARCH FUND Class A shares

EXPLANATORY NOTE

This Post-Effective Amendment No. 111 to the Registration Statement contains:

Davis New York Venture Fund Prospectus
Davis Research Fund Prospectus
Davis New York Venture Fund SAI
Davis Research Fund SAI
Part C and Signature Pages
Exhibits

This Amendment is not intended to amend the prospectuses and statements of additional information of other series (Davis Global Fund and Davis International Fund) of the Registrant.

Davis New York Venture Fund
P R O S P E C T U S
A Portfolio of Davis New York Venture Fund, Inc.
December 1, 2014
Class A Shares (NYVTX)
Class B Shares (NYVBX)
Class C Shares (NYVCX)
Class Y Shares (DNVYX)
Class R Shares (NYVRX)
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents
Davis New York Venture Fund Summary	3
Additional Information About Investment Objectives, Principal Strategies, and Principal Risks	6
Additional Information About Expenses, Fees and Performance	9
Non-Principal Investment Strategies and Related Risks	9
Management and Organization	10
Shareholder Information	11
How Your Shares Are Valued	11
Portfolio Holdings	12
How Davis Funds Pays Earnings	12
Federal Income Taxes	13
Fees and Expenses of the Fund	14
Fees Paid to Dealers and Other Financial Intermediaries	14
How To Choose a Share Class	16
How to Open an Account	21
Anti-Money Laundering Compliance	22
Retirement Plan Accounts	22
How to Buy, Sell and Exchange Shares	22
Buying More Shares	23
Selling Shares	25
Exchanging Shares	27
Frequent Purchases and Redemptions of Fund Shares	27
Telephone Transactions	28
Internet Transactions	28
Financial Highlights	30

This Prospectus contains important information. Please read it carefully before investing and keep it for future reference.
No financial adviser, dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied on as having been authorized by the Funds, the Funds' investment adviser or the Funds' distributor.
This Prospectus does not constitute an offer by the Funds or by the Funds' distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds to make such an offer.

Davis New York Venture Fund Summary
Investment Objective
Davis New York Venture Fund's investment objective is long-term growth of capital.
Fees and Expenses of Davis New York Venture Fund
These tables describe the fees and expenses that you may pay if you buy and hold shares of Davis New York Venture Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Davis Funds. More information about these and other discounts is available from your financial professional and in the "How to Choose a Share Class" section of the Fund's statutory prospectus on page 16 and in the "Selecting the Appropriate Class of Shares" section of the Fund's statement of additional information on page 44.
Shareholder Fees (fees paid directly from your investment)	Class A shares	Class B shares	Class C shares	Class Y shares	Class R shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the net asset value of the shares redeemed or the total cost of such shares)	0.50%*	4.00%	1.00%	None	None
Redemption Fee (as a percentage of total redemption proceeds)	None	None	None	None	None
* Only applies if you buy shares valued at $1 million or more without a sales charge and sell the shares within one year of purchase.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A shares	Class B shares	Class C shares	Class Y shares	Class R shares
Management Fees	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and/or service (12b-1) Fees	0.23%	1.00%	1.00%	0.00%	0.50%
Other Expenses	0.13%	0.29%	0.14%	0.12%	0.16%
Total Annual Operating Expenses	0.86%	1.79%	1.64%	0.62%	1.16%
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	If you sell your shares in:				You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$ 559	$ 736	$ 929	$1,485	$ 559	$ 736	$ 929	$1,485
Class B shares	582	863	1,170	1,745	182	563	970	1,745
Class C shares	267	517	892	1,944	167	517	892	1,944
Class Y shares	63	199	346	774	63	199	346	774
Class R shares	118	368	638	1,409	118	368	638	1,409
Portfolio Turnover
Davis New York Venture Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 20% of the average value of its portfolio.
Principal Investment Strategies
Davis Selected Advisers, L.P. ("Davis Advisors" or the "Adviser"), the Fund's investment adviser, uses the Davis Investment Discipline to invest Davis New York Venture Fund's portfolio principally in common stocks (including indirect holdings of common stock through depositary receipts) issued by large companies with market capitalizations of at least $10 billion. Historically, the Fund has invested a significant portion of its assets in financial services companies and in foreign companies, and may also invest in mid- and small-capitalization companies.
Davis Investment Discipline. Davis Advisors manages equity funds using the Davis Investment Discipline. Davis Advisors conducts extensive research to try to identify businesses that possess characteristics that Davis Advisors believes foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. Davis Advisors aims to invest in such businesses when they are trading at discounts to their intrinsic worth. Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Advisors routinely visits managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain. After determining which companies Davis Advisors believes the Fund should own, Davis Advisors then turns its analysis to determining the intrinsic value of those companies' equity securities. Davis Advisors seeks companies whose equity securities can be purchased at a discount from Davis Advisors' estimate of the company's intrinsic value based upon fundamental analysis of cashflows, assets and liabilities, and other criteria which Davis Advisors deems to be material on a company by company basis. Davis Advisors' goal is to invest in companies for the long term (ideally five years or longer, although this goal may not be met). Davis Advisors considers selling a company's equity securities if the securities' market price exceeds Davis Advisors' estimates of intrinsic value, if the ratio of the risks and rewards of continuing to own the company's equity securities is no longer attractive, or to raise cash to purchase a more attractive investment opportunity, satisfy net redemptions, or other purposes.
Principal Risks of Investing in Davis New York Venture Fund
You may lose money by investing in Davis New York Venture Fund. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value. The principal risks of investing in the Fund are:
Stock Market risk. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices, including the possibility of sharp declines.
Manager risk. Poor security selection or focus on securities in a particular sector, category, or group of companies may cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.
Common Stock risk. Common stock represents an ownership position in a company. An adverse event may have a negative impact on a company and could result in a decline in the price of its common stock. Common stock is generally subordinate to an issuer's other securities, including preferred, convertible, and debt securities.
Large-Capitalization Companies risk. Companies with $10 billion or more in market capitalization are considered by the Adviser to be large-capitalization companies. Large-capitalization companies generally experience slower rates of growth in earnings per share than do mid-and small-capitalization companies.
Mid- and Small-Capitalization Companies risk. Companies with less than $10 billion in market capitalization are considered by the Adviser to be mid- or small-capitalization companies. Mid- and small- capitalization companies typically have more limited product lines, markets, and financial resources than larger companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.
Headline risk. The Fund may invest in a company when the company becomes the center of controversy after receiving adverse media attention concerning its operations, long-term prospects, management, or for other reasons. While Davis Advisors researches companies subject to such contingencies, it cannot be correct every time and the company's stock may never recover or may become worthless.
Financial Services risk. Investing a significant portion of assets in the financial services sector may cause the Fund to be more sensitive to problems affecting financial companies.
Foreign Country risk. Foreign companies may be subject to greater risk as foreign economies may not be as strong or diversified, foreign political systems may not be as stable, and foreign financial reporting standards may not be as rigorous as they are in the United States.
Emerging Market risk. Securities of issuers in emerging and developing markets may offer special investment opportunities, but present risks not found in more mature markets.
Foreign Currency risk. Securities issued by foreign companies in foreign markets are frequently denominated in foreign currencies. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency.
Depositary Receipts risk. Depositary receipts, consisting of American Depositary Receipts, European Depositary Receipts, and Global Depositary Receipts, are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities. Depositary receipts may trade at a discount or premium to the underlying security and may be less liquid than the underlying securities listed on an exchange.
Fees and Expenses risk. The Fund may not earn enough through income and capital appreciation to offset the operating expenses of the Fund. All mutual funds incur operating fees and expenses. Fees and expenses reduce the return which a shareholder may earn by investing in a fund, even when a fund has favorable performance. A low return environment, or a bear market, increases the risk that a shareholder may lose money.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity, or person.
Performance Results
The bar chart below provides some indication of the risks of investing in Davis New York Venture Fund by showing how the Fund's investment results have varied from year to year. The following table shows how the Fund's average annual total returns for the periods indicated compare with those of the S&P 500® Index, a broad-based securities market index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund's results can be obtained by visiting www.davisfunds.com or by calling 1-800-279-0279.
After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
Calendar year total returns for Class A shares
(Sales loads are not reflected in the bar chart and, if these amounts were reflected, returns would be less than those shown.)

Highest/Lowest quarterly results during this time period were:
Highest 21.05% for the quarter ended June 30, 2009
Lowest (24.52)% for the quarter ended December 31, 2008
Total return for the nine months ended September 30, 2014 (not annualized) was 3.07%.
Average Annual Total Returns for the periods ended December 31, 2013 (with maximum sales charge)
	Past 1 Year	Past 5 Years	Past 10 Years
Class A shares return before taxes	28.17%	15.29%	6.26%
Class A shares return after taxes on distributions	24.58%	14.37%	5.76%
Class A shares return after taxes on distributions and sale of fund shares	18.43%	12.32%	5.04%
Class B shares return before taxes	29.34%	15.13%	6.17%
Class C shares return before taxes	32.53%	15.51%	5.96%
Class Y shares return before taxes	34.88%	16.72%	7.08%
Class R shares return before taxes	34.15%	16.04%	6.47%
S&P 500 Index reflects no deduction for fees, expenses, or taxes	32.39%	17.94%	7.41%
Management
Investment Adviser
Davis Selected Advisers, L.P., serves as the Fund's investment adviser.
Sub-Adviser
Davis Selected Advisers-NY, Inc., a wholly owned subsidiary of the Adviser, serves as the Fund's sub-adviser.
Portfolio Managers
As of the date of this prospectus, the portfolio managers listed below are jointly and primarily responsible for the day-to-day management of the Fund's portfolio.
	Experience with this Fund	Primary Title with Investment Adviser or Sub-Adviser
Christopher Davis	Since January 1999	Chairman, Davis Selected Advisers, L.P.
Danton Goei	Since January 2014	Vice President, Davis Selected Advisers-NY, Inc.
Purchase and Sale of Fund Shares
	Class A and C shares	Class Y shares	Class R shares
Minimum Initial Investment	$1,000	$5,000,000	$500,000
Minimum Additional Investment	25	25	25
You may sell (redeem) shares each day the New York Stock Exchange is open. Your transaction may be placed through your dealer or financial adviser, by writing to Davis Funds c/o State Street Bank and Trust Company, P.O. Box 8406, Boston, MA 02266-8406, telephoning 1-800-279-0279, or accessing Davis Funds' website (www.davisfunds.com).
Tax Information
If the Fund earns income or realizes capital gains, it intends to make distributions that may be taxed as ordinary income, qualified dividend income or capital gains by federal, state, and local authorities.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Davis New York Venture Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
Additional Information About Investment Objectives, Principal Strategies, and Principal Risks
Investment Objective
The investment objective of Davis New York Venture Fund is long-term growth of capital. The Fund's investment objective is not a fundamental policy and may be changed by the Board of Directors without a vote of shareholders. The Fund's prospectus would be amended prior to any change in investment objective and shareholders would be provided at least 30 days' notice before the change in investment objective was implemented.
Principal Investment Strategies
The principal investment strategies and risks for the Fund are described below. A number of investment strategies and risks which are not principal investment strategies or principal risks (and therefore are not included in this Prospectus) for the Fund are described in the Fund's Statement of Additional Information. The Statement of Additional Information also describes Davis Advisors' process for determining when the Fund may pursue a non-principal investment strategy.
Davis Advisors uses the Davis Investment Discipline to invest Davis New York Venture Fund's portfolio principally in common stocks (including indirect holdings of common stock through depositary receipts) issued by large companies with market capitalizations of at least $10 billion. Historically, the Fund has invested a significant portion of its assets in financial services companies and in foreign companies, and may also invest in mid- and small-capitalization companies.
Principal Risks of Investing in Davis New York Venture Fund
If you buy shares of the Fund, you may lose some or all of the money that you invest. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The likelihood of loss may be greater if you invest for a shorter period of time. This section describes the principal risks (but not the only risks) that could cause the value of your investment in the Fund to decline, and which could prevent the Fund from achieving its stated investment objective.
Stock Market risk. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices, including the possibility of sharp declines. In 2008 and 2009 the equity and debt capital markets in the United States and internationally experienced unprecedented volatility. This financial crisis caused a significant decline in the value and liquidity of many securities. It is impossible to predict whether these conditions will continue, improve, or worsen. Because the situation is unprecedented and widespread, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these events.
Manager risk. Poor security selection or focus on securities in a particular sector, category, or group of companies may cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.
Common Stock risk. Common stock represents ownership positions in companies. The prices of common stock fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. Events that have a negative impact on a business probably will be reflected in a decline in the price of its common stock. Furthermore, when the total value of the stock market declines, most common stocks, even those issued by strong companies, likely will decline in value. Common stock is generally subordinate to an issuer's other securities, including preferred, convertible and debt securities.
Large-Capitalization Companies risk. Companies with $10 billion or more in market capitalization are considered by the Adviser to be large-capitalization companies. Large-capitalization companies generally experience slower rates of growth in earnings per share than do mid- and small-capitalization companies.
Mid- and Small-Capitalization Companies risk. Companies with less than $10 billion in market capitalization are considered by the Adviser to be mid- or small-capitalization companies. Investing in mid- and small-capitalization companies may be more risky than investing in large-capitalization companies. Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. Securities of these companies may be subject to volatility in their prices. They may have a limited trading market, which may adversely affect the Fund's ability to dispose of them and can reduce the price the Fund might be able to obtain for them. Other investors that own a security issued by a mid- or small-capitalization company for whom there is limited liquidity might trade the security when the Fund is attempting to dispose of its holdings in that security. In that case, the Fund might receive a lower price for its holdings than otherwise might be obtained. Mid- and small-capitalization companies also may be unseasoned. These include companies that have been in operation for less than three years, including the operations of any predecessors.
Headline risk. Davis Advisors seeks to acquire companies with durable business models that can be purchased at attractive valuations relative to what Davis Advisors believes to be the companies' intrinsic values. Davis Advisors may make such investments when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company's financial reports or corporate governance may be challenged, the company's public filings may disclose a weakness in internal controls, greater government regulation may be contemplated, or other adverse events may threaten the company's future. While Davis Advisors researches companies subject to such contingencies, Davis Advisors cannot be correct every time, and the company's stock may never recover or may become worthless.
Financial Services risk. A company is "principally engaged" in financial services if it owns financial services related assets constituting at least 50% of the total value of its assets, or if at least 50% of its revenues are derived from its provision of financial services. The financial services sector consists of several different industries that behave differently in different economic and market environments including for example: banking, insurance, and securities brokerage houses. Companies in the financial services sector include: commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services. Due to the wide variety of companies in the financial services sector, they may react in different ways to changes in economic and market conditions.
Risks of investing in the financial services sector include: (i) Systemic risk: factors outside the control of a particular financial institution – like the failure of another, significant financial institution or material disruptions to the credit markets – may adversely affect the ability of the financial institution to operate normally or may impair its financial condition; (ii) Regulatory actions: financial services companies may suffer setbacks if regulators change the rules under which they operate; (iii) Changes in interest rates: unstable and/or rising interest rates may have a disproportionate effect on companies in the financial services sector; (iv) Non-diversified loan portfolios: financial services companies whose securities the Fund purchases may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry; (v) Credit: financial services companies may have exposure to investments or agreements which, under certain circumstances, may lead to losses, for example sub-prime loans; and (vi) Competition: the financial services sector has become increasingly competitive.
Banking. Commercial banks (including "money center" regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries or classifications (such as real estate, energy, or sub-prime mortgages), and significant competition. The profitability of these businesses is to a significant degree dependent on the availability and cost of capital funds. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.
Insurance. Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies also may be affected by weather, terrorism, long-term climate changes, and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, real estate or "junk" bond holdings) and failures of reinsurance carriers.
Other Financial Services Companies. Many of the investment considerations discussed in connection with banks and insurance companies also apply to other financial services companies. These companies are subject to extensive regulation, rapid business changes, and volatile performance dependent on the availability and cost of capital, prevailing interest rates and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.
Other Regulatory Limitations. Regulations of the Securities and Exchange Commission ("SEC") impose limits on: (1) investments in the securities of companies that derive more than 15% of their gross revenues from the securities or investment management business (although there are exceptions, the Fund is prohibited from investing more than 5% of its total assets in a single company that derives more than 15% of its gross revenues from the securities or investment management business); and (2) investments in insurance companies. The Fund generally is prohibited from owning more than 10% of the outstanding voting securities of an insurance company.
Foreign Country risk. Foreign companies may issue both equity and fixed income securities. A company may be classified as either "domestic" or "foreign" depending upon which factors the Adviser considers most important for a given company. Factors which the Adviser considers in classifying a company as domestic or foreign include: (1) whether the company is organized under the laws of the United States or a foreign country; (2) whether the company's securities principally trade in securities markets outside of the United States; (3) the source of the majority of the company's revenues or profits; and (4) the location of the majority of the company's assets. The Adviser generally follows the country classification indicated by a third party service provider but may use a different country classification if the Adviser's analysis of the four factors provided above or other factors that the Adviser deems relevant indicates that a different country classification is more appropriate.
The Fund invests a significant portion of its assets in securities issued by companies operating, incorporated, or principally traded in foreign countries. Investing in foreign countries involves risks that may cause the Fund's performance to be more volatile than it would be if the Fund invested solely in the United States. Foreign economies may not be as strong or as diversified, foreign political systems may not be as stable, and foreign financial reporting standards may not be as rigorous as they are in the United States. In addition, foreign capital markets may not be as well developed, so securities may be less liquid, transaction costs may be higher, and investments may be subject to more government regulation. When the Fund invests in foreign securities, the Fund's operating expenses are likely to be higher than those of an investment company investing exclusively in U.S. securities, since the custodial and certain other expenses associated with foreign investments are expected to be higher.
Emerging Market risk. Securities of issuers in emerging and developing markets may offer special investment opportunities, but present risks not found in more mature markets. Those securities may be more difficult to sell at an acceptable price and their prices may be more volatile than securities of issuers in more developed markets. Settlements of trades may be subject to greater delays so that the Fund might not receive the proceeds of a sale of a security on a timely basis. In unusual situations it may not be possible to repatriate sales proceeds in a timely fashion. These investments may be very speculative.
Emerging markets might have less developed trading markets and exchanges. These countries may have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions on withdrawing the sale proceeds of securities from the country. Companies operating in emerging markets may not be subject to U.S. prohibitions against doing business with countries which are state sponsors of terrorism. Economies of developing countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Governments may be more unstable and present greater risks of nationalization, expropriation, or restrictions on foreign ownership of stocks of local companies.
Foreign Currency risk. Securities issued by foreign companies in foreign markets are frequently denominated in foreign currencies. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. The Fund may, but generally does not, hedge its currency risk. When the value of a foreign currency declines against the U.S. dollar, the value of the Fund's shares will tend to decline.
Depositary Receipts risk. Depositary receipts, consisting of American Depositary Receipts, European Depositary Receipts, and Global Depositary Receipts, are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends, interest and corporate actions. Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country. Depositary receipts may trade at a discount (or premium) to the underlying security and may be less liquid than the underlying securities listed on an exchange.
To the extent that the management fees paid to an investment company are for the same or similar services as the management fees paid by the Fund, there would be a layering of fees that would increase expenses and decrease returns. When the Fund invests in foreign securities, its operating expenses are likely to be higher than those of an investment company investing exclusively in U.S. securities, since the custodial and certain other expenses associated with foreign investments are expected to be higher.
Fees and Expenses risk. The Fund may not earn enough through income and capital appreciation to offset the operating expenses of the Fund. All mutual funds incur operating fees and expenses. Fees and expenses reduce the return which a shareholder may earn by investing in a fund even when a fund has favorable performance. A low return environment, or a bear market, increases the risk that a shareholder may lose money.
The Fund's shares are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.
Additional Information About Expenses, Fees and Performance
Information Concerning the Example Within the Fees and Expenses of the Funds
Class B shares' expenses for the 10 year period include three years of Class A shares' expenses since Class B shares automatically convert to Class A shares after seven years.
Information Concerning the Annual Total Returns for the Life of Class
for the periods ended December 31, 2013 (with maximum sales charge)
Davis New York Venture Fund
Class A shares return before taxes	11.85%
Class B shares return before taxes	10.17%
Class C shares return before taxes	9.54%
Class Y shares return before taxes	8.82%
Class R shares return before taxes	7.71%
Average annual total returns for life are for the periods from the commencement of each class's investment operations: Class A shares, 02/17/69; Class B shares, 12/01/94; Class C shares, 12/20/94, Class Y shares, 10/02/96, and Class R shares, 08/20/03.
Information Concerning After Tax Returns for Class A Shares
The 2014 tax rates are 39.6% for ordinary income, 20% for qualified income, and 20% for long-term capital gains. An additional 3.8% tax imposed by the Affordable Care Act is included on all investment income as part of the highest marginal rate used in all after-tax performance calculations.
Non-Principal Investment Strategies and Related Risks
Davis Funds may implement investment strategies which are not principal investment strategies if, in the Adviser's professional judgment, the strategies are appropriate. A strategy includes any policy, practice, or technique used by the Fund to achieve its investment objectives. Whether a particular strategy, including a strategy to invest in a particular type of security, is a principal investment strategy depends on the strategy's anticipated importance in achieving the Fund's investment objectives, and how the strategy affects the Fund's potential risks and returns. In determining what is a principal investment strategy; the Adviser considers among other things; the amount of the Fund's assets expected to be committed to the strategy, the amount of the Fund's assets expected to be placed at risk by the strategy, and the likelihood of the Fund's losing some or all of those assets from implementing the strategy. Non-principal investment strategies are generally those investments which constitute less than 5% to 10% of a Fund's assets depending upon their potential impact upon the investment performance of the Fund. There are exceptions to the 5% to 10% of assets test including, but not limited to, the percentage of a Fund's assets invested in a single industry or in a single country.
While the Adviser expects to pursue the Fund's investment objective by implementing the principal investment strategies described in the Fund's prospectus, the Fund may employ non-principal investment strategies or securities if, in Davis Advisors' professional judgment, the securities, trading, or investment strategies are appropriate. Factors that Davis Advisors considers in pursuing these other strategies include whether the strategy: (i) is likely to be consistent with shareholders' reasonable expectations; (ii) is likely to assist the Adviser in pursuing the Fund's investment objective; (iii) is consistent with the Fund's investment objective; (iv) will not cause the Fund to violate any of its fundamental or non-fundamental investment restrictions; and (v) will not materially change the Fund's risk profile from the risk profile that results from following the principal investment strategies as described in the Fund's prospectus and further explained in the Statement of Additional Information, as amended from time to time.
Short-Term Investments. The Fund uses short-term investments, such as treasury bills and repurchase agreements, to maintain flexibility while evaluating long-term opportunities.
Temporary Defensive Investments. The Fund may, but is not required, to use short-term investments for temporary defensive purposes. In the event that Davis Advisors' Portfolio Managers anticipate a decline in the market values of the companies in which the Fund invests (due to economic, political or other factors), the Fund may reduce its risk by investing in short-term securities until market conditions improve. While the Fund is invested in short-term investments it will not be pursuing its long-term growth of capital investment objective. Unlike equity securities, these investments will not appreciate in value when the market advances and will not contribute to long-term growth of capital.
Repurchase Agreements. The Fund may enter into repurchase agreements. A repurchase agreement is an agreement to purchase a security and to sell that security back to the original owner at an agreed-on price. The resale price reflects the purchase price plus an agreed-on incremental amount which is unrelated to the coupon rate or maturity of the purchased security. The repurchase obligation of the seller is, in effect, secured by the underlying securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the collateral during the period while the Fund seeks to enforce its rights thereto; (b) possible loss of all or a part of the income during this period; and (c) expenses of enforcing its rights.
The Fund will enter into repurchase agreements only when the seller agrees that the value of the underlying securities, including accrued interest (if any), will at all times be equal to or exceed the value of the repurchase agreement. The Fund may enter into tri-party repurchase agreements in which a third-party custodian bank ensures the timely and accurate exchange of cash and collateral. The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to seven days of the purchase. The Fund normally will not enter into repurchase agreements maturing in more than seven days.
For more details concerning current investments and market outlook, please see the Fund's most recent shareholder report.
Management and Organization
Davis Selected Advisers, L.P. ("Davis Advisors") serves as the investment adviser for each of the Davis Funds. Davis Advisors' offices are located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756. Davis Advisors provides investment advice for Davis Funds, manages their business affairs, and provides day-to-day administrative services. Davis Advisors also serves as investment adviser for other mutual funds and institutional and individual clients. For the fiscal year ended July 31, 2014, Davis Advisors' net management fee paid by the Fund for its services (based on average net assets) was 0.50%. A discussion regarding the basis for the approval of the Fund's investment advisory and service agreement by the Fund's Board of Directors is contained in the Fund's most recent annual report to shareholders.
Davis Selected Advisers–NY, Inc., serves as the sub-adviser for each of the Davis Funds. Davis Selected Advisers–NY, Inc.'s offices are located at 620 Fifth Avenue, 3rd Floor, New York, New York 10020. Davis Selected Advisers–NY, Inc., provides investment management and research services for Davis Funds and other institutional clients, and is a wholly owned subsidiary of Davis Advisors. Davis Selected Advisers–NY, Inc.'s fee is paid by Davis Advisors, not Davis Funds.
Execution of Portfolio Transactions. Davis Advisors places orders with broker-dealers for Davis Funds' portfolio transactions. Davis Advisors seeks to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable net price. In placing executions and paying brokerage commissions or dealer markups, Davis Advisors considers price, commission, timing, competent block trading coverage, capital strength and stability, research resources, and other factors. Subject to best price and execution, Davis Advisors may place orders for Davis Funds' portfolio transactions with broker-dealers who have sold shares of Davis Funds. However, when Davis Advisors places orders for Davis Funds' portfolio transactions, it does not give any consideration to whether a broker-dealer has sold shares of Davis Funds. In placing orders for Davis Funds' portfolio transactions, the Adviser does not commit to any specific amount of business with any particular broker-dealer.
Over the last three fiscal years the Funds paid the following brokerage commissions:
	For the Fiscal Year ended July 31,
	2014	2013	2012
Brokerage commissions paid:	$5,271,394	$4,600,656	$9,104,535
Brokerage as a percentage of average net assets:	0.03%	0.02%	0.04%
Portfolio Managers
•
Christopher Davis has served as a Portfolio Manager of Davis New York Venture Fund since October 1995 and also manages other equity funds advised by Davis Advisors. He has served as President of the Fund since March 2000. Mr. Davis served as Assistant Portfolio Manager and Research Analyst working with Shelby M.C. Davis from September 1989 through September 1995.

•
Danton Goei has served as a Portfolio Manager of Davis New York Venture Fund since January 2014 and also manages other equity funds advised by Davis Advisors. Mr. Goei started with Davis Advisors as a research analyst in November 1998.

The portfolio managers listed above are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. A limited portion of the Fund's assets may be managed by Davis Advisors' research analysts, subject to review by the Fund's Portfolio Managers.
The Statement of Additional Information provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' investments in the Fund.
Shareholder Information
Procedures and Shareholder Rights are Described by Current Prospectus and Other Disclosure Documents
Investors should look to the most recent prospectus and Statement of Additional Information as amended or supplemented from time to time, for information concerning the Fund including information on how to purchase and redeem Fund shares and how to contact the Fund. The most recent prospectus and statement of additional information (including any supplements or amendments thereto) will be on file with the Securities and Exchange Commission as part of the Fund's registration statement. Please also see the back cover of this prospectus for information on other ways to obtain information about the Fund.
How Your Shares Are Valued
Once you open your Davis Fund account, you may purchase or sell shares at the net asset value ("NAV") next determined after Davis Funds' transfer agent or other "qualified financial intermediary" (a financial institution which has entered into a contract with Davis Advisors or its affiliates to offer, sell, and redeem shares of the Fund) receives your request to purchase or sell shares in "good order." A request is in good order when all documents, which are required to constitute a legal purchase or sale of shares, have been received by Davis Funds' transfer agent or other qualified financial intermediary (as defined above). The documents required to achieve good order vary depending upon a number of factors (e.g., are shares held in a joint account or a corporate account, has the account had a recent address change etc.). Contact your broker or Davis Funds if you have questions about what documents will be required.
If your purchase or sale order is received in good order prior to the close of trading on the New York Stock Exchange ("NYSE"), your transaction will be executed that day at that day's NAV. If your purchase or sale order is received in good order after the close of the NYSE, your transaction will be processed the next day at the next day's NAV. Davis Funds calculate the NAV of each class of shares issued by the Fund as of the close of trading on the NYSE, normally 4:00 p.m., Eastern time, on each day when the NYSE is open. NYSE holidays currently include New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
The NAV of each class of shares is determined by taking the market value of the class of shares' total assets, subtracting the class of shares' liabilities, and then dividing the result (net assets) by the number of outstanding shares of the class of shares. Since the equity funds invest in securities that may trade in foreign markets on days other than when Davis Funds calculate their NAVs, the value of the Fund's portfolio may change on days that shareholders will not be able to purchase or redeem shares in the Fund.
If you have access to the Internet, you can also check the NAV on the Fund's website (www.davisfunds.com).
Valuation of Portfolio Securities
Davis Funds value securities for which market quotations are readily available at current market value other than certain short-term securities which are valued at amortized cost. Securities listed on the NYSE and NASDAQ (and other national exchanges) are valued at the last reported sales price on the day of valuation. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the average of closing bid and asked prices. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Fund's assets are valued.
Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what Davis Advisors identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Fair valuation is based on subjective factors and, as a result, the fair value price of a security may differ from the security's market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than an NAV determined by using market quotations. The Board of Directors has delegated the determination of fair value of securities for which prices are either unavailable or unreliable to Davis Advisors. The Board of Directors reviews and discusses with management a summary of fair valued securities in quarterly board meetings.
In general, foreign securities are more likely to require a fair value determination than domestic securities because circumstances may arise between the close of the market on which the securities trade and the time as of which a Fund values its portfolio securities, which may affect the value of such securities. Securities denominated in foreign currencies and traded in foreign markets will have their values converted into U.S. dollar equivalents at the prevailing exchange rates as computed by State Street Bank and Trust Company. Fluctuation in the values of foreign currencies in relation to the U.S. dollar may affect the net asset value of a Fund's shares even if there has not been any change in the foreign currency prices of that Fund's investments.
Securities of smaller companies are also generally more likely to require a fair value determination because they may be thinly traded and less liquid than traditional securities of larger companies.
The Fund may occasionally be entitled to receive award proceeds from litigation relating to an investment security. The Fund generally does not recognize a gain on contingencies until it is realized or realizable, which for most litigation settlements is when a final settlement is reached as long as there are no further contingencies that remain once that final settlement has been reached. The Fund's practice is not to record a gain until it is certain, which generally occurs when payment is received.
To the extent that a Fund's portfolio investments trade in markets on days when the Fund is not open for business, the Fund's NAV may vary on those days. In addition, trading in certain portfolio investments may not occur on days the Fund is open for business because markets or exchanges other than the NYSE may be closed. If the exchange or market on which the Fund's underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal market calculation time. For example, the primary trading markets for a Fund may close early on the day before certain holidays and the day after Thanksgiving.
Fixed income securities may be valued at prices supplied by Davis Funds' pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Government, corporate, and asset-backed bonds, convertible securities, and high-yield or junk bonds, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices for fixed income securities received from pricing services sometimes represent best estimates. In addition, if the prices provided by the pricing service and independent quoted prices are unreliable, Davis Funds will arrive at their own fair valuation using the Fund's fair value procedures.
Portfolio Holdings
A description of Davis Funds' policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.
Davis Funds' portfolio holdings are published twice a year in the Annual and Semi-Annual Reports which are mailed approximately 60 days after the end of the Fund's second and fourth fiscal quarters. In addition, each Fund publishes its portfolio holdings on Davis Funds' website (www.davisfunds.com) and the SEC website (www.sec.gov) approximately 60 days after the end of each fiscal quarter. Other information concerning the Fund's portfolio holdings may also be published on Davis Funds' website from time to time. The publicly disclosed portfolio may exclude certain securities when allowed by applicable regulations and deemed to be in the best interest of a fund.
How Davis Funds Pays Earnings
There are two ways you can receive payments from the Davis Fund you invest in:
•	Dividends. Dividends are distributions to shareholders of net investment income and short-term capital gains on investments.
•	Capital Gains. Capital gains are profits received by a fund from the sale of securities held for the long term, which are then distributed to shareholders.
If you would like information about when a particular Davis Fund pays dividends and distributes capital gains, please call 1-800-279-0279. Unless you choose otherwise, Davis Funds will automatically reinvest your dividends and capital gains in additional fund shares.
You can request to have your dividends and capital gains paid to you by check or deposited directly into your bank account. Dividends and capital gains of $50 or less will not be sent by check but will be reinvested in additional fund shares.
Davis Funds also offer a Dividend Diversification Program, which allows you to have your dividends and capital gains from one Davis Fund reinvested in shares of another Davis Fund.
You will receive a statement each year detailing the amount of all dividends and capital gains paid to you during the previous year. To ensure that these distributions are reported properly to the U.S. Treasury, you must certify on your Davis Funds Application Form or on IRS Form W-9 that your Taxpayer Identification Number is correct and you are not subject to backup withholding. If you are subject to backup withholding, or you did not certify your Taxpayer Identification Number, the IRS requires Davis Funds to withhold a percentage of any dividends paid and redemption or exchange proceeds received.
How to Put Your Dividends and Capital Gains to Work
You can have all of your dividends and capital gains automatically invested in the same fund or the same share Class of any other Davis Fund. To be eligible for this Dividend Diversification Program, all accounts involved must be registered under the same name and same Class of shares and have a minimum initial value of $1,000 for Class A, B, and C shares. The minimum for Class Y shares varies. See "How to Open an Account" for details. Shares are purchased at the chosen fund's net asset value on the dividend payment date. You can make changes to your selection or withdraw from the program at any time. To participate in this program, fill out the cross-reinvest information in the appropriate section of the Application Form. If you wish to establish this program after your account has been opened, call for more information. The Dividend Diversification Program is not available for Class R shares.
Dividends and Distributions
•	Davis New York Venture Fund ordinarily distributes its dividends and capital gains, if any, in June and December.
•
Other Davis long-term growth funds (i.e., Davis Opportunity Fund, Davis Financial Fund, Davis Global Fund and Davis International Fund) ordinarily distribute their dividends and capital gains, if any, in December.

•	The Davis growth & income funds (i.e., Davis Real Estate Fund and Davis Appreciation & Income Fund) ordinarily distribute dividends quarterly and capital gains, if any, in December.
•
Davis Government Bond Fund and Davis Government Money Market Fund ordinarily distribute dividends monthly. Davis Government Bond Fund ordinarily distributes capital gains, if any, in December. Davis Government Money Market Fund does not ordinarily distribute capital gains.

•
When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment. Davis Government Bond Fund's and Davis Government Money Market Fund's net asset values are not affected by dividend payments.

•
You may elect to reinvest dividend and/or capital gain distributions to purchase additional shares of any Davis Fund or you may elect to receive them in cash. Many shareholders do not elect to take capital gain distributions in cash because these distributions reduce principal value.

•
If a dividend or capital gain distribution is for an amount less than $50, the Fund will not issue a check. Instead, the dividend or capital gain distribution will be automatically reinvested in additional shares of the Fund.

•
If a dividend or capital gain distribution check remains uncashed for four months or is undeliverable by the United States Postal Service, the Fund will reinvest the dividend or distribution in additional shares of the Fund promptly after making this determination and future dividends and capital gains distributions will be automatically reinvested in additional shares of the Fund.

Federal Income Taxes
Taxes on Distributions
Distributions you receive from the Funds may be subject to income tax and may also be subject to state or local taxes unless you are exempt from taxation. Shareholders that are investing through a taxable account should consider the embedded gains or losses of a fund. For example, a new shareholder could be subject to taxes on a distribution they receive from a fund that was earned when they were not a shareholder. It is important to note that investors are only taxed on their own economic income over the life of the investment. The embedded gains or losses for a fund are disclosed in the most recent annual and semi-annual report.
For federal tax purposes, any taxable dividends and distributions of short-term capital gains are treated as ordinary income. The Funds' distributions of net long-term capital gains are taxable to you as long-term capital gains. Any taxable distributions you receive from the Funds will normally be taxable to you when made, regardless of whether you reinvest distributions or receive them in cash.
Davis Funds will send you a statement each year showing the tax status of your fund distributions.
Taxes on Transactions
Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the price you receive when you sell them.
More information concerning federal taxes is available in the Statement of Additional Information. Davis Advisors recommends that you consult with a tax advisor about dividends and capital gains that you may receive from Davis Funds.
Cost Basis Reporting
Mutual funds are required to report to the Internal Revenue Service the "cost basis" of shares acquired by a shareholder on or after January 1, 2012 ("covered shares") and subsequently redeemed. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The cost basis of a share is generally its purchase price adjusted for dividends, return of capital, and other corporate actions. Cost basis is used to determine whether a sale of the shares results in a gain or loss. If you redeem covered shares during any year, then the Fund will report the cost basis of such covered shares to the IRS and you on Form 1099-B. The Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods to calculate the cost basis in your covered shares. If you do not affirmatively elect a cost basis method, then the Fund's default cost basis calculation method, which is currently the Average Cost method, will be applied to your account(s). The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. If you hold Fund shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account. You are encouraged to consult your tax advisor regarding the application of the cost basis reporting rules and, in particular, which cost basis calculation method you should elect.
Fees and Expenses of the Fund
Each Fund must pay operating fees and expenses.
Management Fee
The management fee covers the normal expenses of managing the Fund, including compensation, research costs, corporate overhead expenses and related expenses. The difference in the fee structure between the Classes is primarily the result of their separate arrangements for shareholder and distribution services and is not the result of any difference in the amounts charged by Davis Advisors for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by Class. Different fees and expenses will affect performance.
12b-1 Fees
The Davis Funds have Plans of Distribution or "12b-1 Plans" under which the funds may use their own assets to finance distribution activities. The 12b-1 Plans are used primarily to pay dealers and other institutions for providing services to Davis Funds' shareholders. The 12b-1 Plans provide for annual distribution expenses of up to 0.25% of the average daily net asset value of the Class A shares, up to 0.75% of the average daily net asset value of the Class R shares (currently 0.50% is being paid), and up to the lesser of 1.25% of the average daily net asset value of the Class B or C shares or the maximum amount provided by applicable rule or regulation of the Financial Industry Regulatory Authority ("FINRA"), which is 1.00% at present.
For Class A, B, C, or R shares, up to 0.25% of distribution expenses may be used to pay service fees to qualified dealers providing certain shareholder services. These services may include, but are not limited to, assessing a client's investment needs and recommending suitable investments on an ongoing basis. In lieu of a front-end sales charges (as assessed upon the sale of Class A shares), up to an additional 1.00% of distribution expenses may be paid for Class B and C shares and up to an additional 0.50% may be paid for Class R shares. Because distribution expenses are paid out of a fund's assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges. Thus, the higher fees for Class B, Class C, and Class R shares may cost you more over time than paying the initial sales charge for Class A shares.
Class B and Class C shares' contingent deferred sales charges and Class B, Class C, and Class R asset-based sales charges, have the same purpose as the front-end sales charge on sales of Class A shares, i.e., to compensate dealers and other financial institutions for their services. The fees are paid by the Fund to dealers and financial institutions for providing services to their clients.
Class Y shares do not have a plan of distribution.
Other Expenses
Other expenses include miscellaneous fees from affiliated and outside service providers. These fees may include legal, audit, custodial fees, the costs of printing and mailing of reports and statements, automatic reinvestment of distributions and other conveniences, and payments to third parties that provide recordkeeping services or administrative services for investors in the Fund.
Total Fund Operating Expenses
The total cost of operating a mutual fund is reflected in its expense ratio. A shareholder does not pay operating costs directly instead, operating costs are deducted before the Fund's NAV is calculated and are expressed as a percentage of the Fund's average daily net assets. The effect of these fees is reflected in the performance results for that Class of shares. Investors should examine total operating expenses closely in the prospectus, especially when comparing one fund with another fund in the same investment category.
Fees Paid to Dealers and Other Financial Intermediaries
Broker-dealers and other financial intermediaries ("Qualifying dealers") may charge Davis Distributors, LLC (the "Distributor") or the Adviser substantial fees for selling Davis Funds' shares and providing continuing support to shareholders. Qualifying dealers may charge (i) sales commissions from sales charges paid by purchasing shareholders; (ii) distribution and service fees from the Fund's 12b-1 distribution plans; (iii) record-keeping fees from the Fund for providing record-keeping services to investors who hold Davis Funds' shares through dealer-controlled omnibus accounts; and (iv) other fees, described below, paid by Davis Advisors or the Distributor from their own resources.
Qualifying dealers may, as a condition to distributing shares of Davis Funds, request that the Distributor, or the Adviser, pay or reimburse the Qualifying dealer for: (i) marketing support payments including business planning assistance, educating personnel about Davis Funds, and shareholder financial planning needs, placement on the Qualifying dealer's list of offered funds, and access to sales meetings, sales representatives and management representatives of the Qualifying dealer; and (ii) financial assistance charged to allow the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These additional fees are sometimes referred to as "revenue sharing" payments. A number of factors are considered in determining fees paid to Qualifying dealers, including the dealer's sales and assets, and the quality of the dealer's relationship with the Distributor. Fees are generally based on the value of shares of the Fund held by the Qualifying dealer or financial institution for its customers or based on sales of Fund shares by the dealer or financial institution, or a combination thereof. Davis Advisors may use its profits from the advisory fee it receives from the Fund to pay some or all of these fees. Some Qualifying dealers may also choose to pay additional compensation to their registered representatives who sell the Fund. Such payments may be associated with the status of a Fund on a Qualifying dealer's preferred list of funds or otherwise associated with the Qualifying dealer's marketing and other support activities. The foregoing arrangements may create an incentive for the Qualifying dealers, brokers, or other financial institutions, as well as their registered representatives, to sell Davis Funds rather than other funds.
In 2014, the Distributor or the Adviser was charged additional fees by the Qualifying dealers listed below. The Distributor paid these fees from its own resources. These Qualifying dealers may provide Davis Funds enhanced sales and marketing support and financial advisers employed by the Qualifying dealers may recommend Davis Funds rather than other funds. Qualifying dealers may be added or deleted at any time.
ADP Broker Dealer, Inc.; Ameriprise Financial Services, Inc.; Australian Funds Marketing Ltd.; Charles Schwab & Co., Inc.; Diversified Investment Advisors, Inc.; Fidelity Brokerage Services LLC"; Fidelity Investments Institutional Services Company Inc.; Genworth Life Insurance Company of New York; Genworth Life and Annuity Insurance Company; Great-West Life & Annuity Insurance Company of New York; Hartford Life Insurance Company; Hartford Securities Distribution Company, Inc.; ING Life Insurance and Annuity Co.; ING Financial Advisers, LLC; John Hancock Life Insurance Company (U.S.A.); John Hancock Life Insurance Company of New York; JP Morgan Retirement Plan Services LLC; LPL Financial Corporation; Marshall & Ilsley Trust Company; Massachusetts Mutual Life Insurance Co.; Mercer HR Services LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Merrill Lynch Life Insurance Co.; Morgan Keegan & Company; Morgan Stanley Smith Barney LLC; Nationwide Financial Services, Inc.; New York Life Distribution; Raymond James & Associates, Inc.; Standard Insurance Company; Teachers Insurance and Annuity Association of America; T. Rowe Price Retirement Plan Services, Inc.; The Guardian Insurance & Annuity Company, Inc.; The Vanguard Group, Inc.; Transamerica Advisors Life Insurance Company; Transamerica Advisors Life Insurance Company of New York; UBS Financial Services, Inc.; Wells Fargo Advisors LLC; Wells Fargo Bank N.A.
In addition, the Distributor may, from time to time, pay additional cash compensation or other promotional incentives to authorized dealers or agents who sell shares of Davis Funds. In some instances, such cash compensation or other incentives may be offered only to certain dealers or agents who employ registered representatives who have sold or may sell significant amounts of shares of Davis Funds during specified periods of time.
Although Davis Funds may use brokers who sell shares of the Fund to execute portfolio transactions, the Fund does not consider the sale of Fund shares as a factor when selecting brokers to execute portfolio transactions.
Investors should consult their financial intermediaries regarding the details of payments they may receive in connection with the sale of Fund shares.
Due Diligence Meetings. The Distributor routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Davis Funds and are afforded the opportunity to speak with the Fund's Portfolio Managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Davis Funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by the Distributor.
Seminars and Educational Meetings. The Distributor may defray certain expenses of Qualifying dealers incurred in connection with seminars and other educational efforts subject to the Distributor's policies and procedures governing payments for such seminars. The Distributor may share expenses with Qualifying dealers for costs incurred in conducting training and educational meetings about various aspects of the Funds for the employees of Qualifying dealers. In addition, the Distributor may share expenses with Qualifying dealers for costs incurred in hosting client seminars at which the Fund is discussed.
Recordkeeping Fees. Certain Qualifying dealers have chosen to maintain "omnibus accounts" with Davis Funds. In an omnibus account, the Fund maintains a single account in the name of the Qualifying dealer and the dealer maintains all of its clients' individual shareholder accounts. Likewise, for many retirement plans, a third party administrator may open an omnibus account with Davis Funds and the administrator will then maintain all of the participant accounts. Davis Advisors, on behalf of the Fund, enters into agreements whereby the Fund is charged by the Qualifying dealer or administrator for such recordkeeping services.
Recordkeeping services typically include: (i) establishing and maintaining shareholder accounts and records; (ii) recording shareholder account balances and changes thereto; (iii) arranging for the wiring of funds; (iv) providing statements to shareholders; (v) furnishing proxy materials, periodic Davis Funds reports, prospectuses and other communications to shareholders as required; (vi) transmitting shareholder transaction information; and (vii) providing information in order to assist Davis Funds in their compliance with state securities laws. Each Davis Fund typically would be paying these shareholder servicing fees directly if a Qualifying dealer did not hold all customer accounts in a single omnibus account with each Davis Fund.
Other Compensation. The Distributor may, from its own resources and not from the Fund's, pay additional fees to the extent not prohibited by state or federal laws, the Securities and Exchange Commission (SEC), or any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA).
How To Choose a Share Class
Before you buy shares in any Davis Fund, you need to decide which class of shares best suits your needs. Davis New York Venture Fund offers five classes of shares: A, B, C, Y and R. Each class is subject to different expenses and sales charges. Class Y shares are generally available only to qualified institutional investors. Class R shares are generally available only to certain retirement plans.
The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and is not the result of any difference in the amounts charged by Davis Advisors for investment advisory services. Accordingly, the investment advisory expenses do not vary by class.
You may choose to buy one class of shares rather than another depending on the amount of the purchase and the expected length of time of investment. Long-term shareholders of Class B or C shares may pay more than the maximum front-end sales charge allowed by FINRA.
Class A Shares
Class A shares may be best for you if you are a long-term investor who is willing to pay the entire sales charge at the time of purchase. In return, you pay a lower distribution fee than Class B or C shares.
•
For any investment below $100,000, you buy Class A shares at their net asset value per share plus a sales charge, which is approximately 4.75% of the offering price (see chart following). The term "offering price" includes the front-end sales charge.

•	There is no limit to how much you can invest in this share class.
•
Davis Funds (other than Davis Government Money Market Fund) pay a distribution fee — up to 0.25% of the average daily net assets — each year you hold the shares. This fee is lower than the fee you pay for Class B and C shares. Lower expenses of Class A shares translate into higher annual return on net asset value than Class B or C shares.

Class A Shares Sales Charges for all Davis Funds except Davis Government Money Market Fund
Amount of Purchase	Sales Charge Approximate percentage of offering price	Sales Charge Approximate percentage of net amount invested	Amount of Sales Charge Retained by Dealer Percentage of offering price
Under $100,000	4.75%	4.99%	4.00%
$100,000-$249,999	3.50%	3.63%	3.00%
$250,000-$499,999	2.50%	2.56%	2.00%
$500,000-$749,999	2.00%	2.04%	1.75%
$750,000-$999,999	1.00%	1.01%	0.75%
$1 million or more*	None	None	None
*You pay no front-end sales charge on purchases of $1 million or more, but if you sell those shares (in any Davis Fund other than Davis Government Money Market Fund) within the first year, a deferred sales charge of 0.50% may be deducted from the redemption proceeds.
The Distributor may pay the dealer of record commissions (on Davis Funds other than Davis Government Money Market Fund) on purchases at the annual rate described in the table below. Commissions may be paid on either: (i) Class A purchases of $1 million or more; or (ii) Class A purchases (net of redemptions) in retirement plans which qualify for sales at net asset value. The commission will be paid only on purchases that were not previously subject to a front-end sales charge or dealer concession.
Purchase Amount	Commission
First $5 million	0.50%
More than $5 million	0.25%
The Fund may reimburse the Distributor for these payments through its Plans of Distribution. If distribution fee limits already have been reached for the year, the Distributor itself will pay the commissions.
Reduction of Class A Shares Initial Sales Charge
To receive a reduction in your Class A initial sales charge, you must let your financial adviser or Davis Funds know at the time you purchase shares that you qualify for such a reduction. If you do not let your adviser or Davis Funds know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled.
As the chart above shows, the sales charge gets smaller as your purchase amount increases. There are several ways you may combine purchases to qualify for a lower sales charge. To qualify for a reduction in Class A shares' initial sales charge, you must provide records (generally account statements are sufficient; your broker may require additional documents) of all Davis Funds shares owned which you wish to count towards the sales charge reduction.
You Can Combine Purchases of Class A Shares
•
With other "immediate family" members. To receive a reduced Class A sales charge, investments made by yourself, your spouse, and any children under the age of 21, may be aggregated if made for your own account(s) and/or certain other accounts, such as:

a) trust accounts established by the above individuals. However, if the person(s) who established the trust is deceased, then the trust account may only be aggregated with accounts of the primary beneficiary of the trust;
b) solely controlled business accounts; or
c) single-participant retirement plans.
•
Through employee benefit plans. If you buy shares through trust or fiduciary accounts and Individual Retirement Accounts (IRAs) of a single employer, the purchases will be treated as a single purchase.

•
Under a Statement of Intention. If you enter a Statement of Intention and agree to buy Class A shares of $100,000 or more over a thirteen-month period, all of the shares you buy during that period will be counted as a single purchase, with the exception of purchases into Davis Government Money Market Fund. Before entering a Statement of Intention, please read the terms and conditions in the Statement of Additional Information. Under a Statement of Intention, you agree to permit the Fund's service provider, State Street Bank and Trust Company, to hold fund shares in escrow to guarantee payment of any sales charges that may be due if you ultimately invest less than you agreed to invest over the covered thirteen-month period. Money Market Fund purchases do not count toward a Statement of Intention unless the shares were exchanged from another Davis Fund and the shares were previously subject to a sales charge.

•
Under Rights of Accumulation. If you notify your dealer or the Distributor, you can include the Class A, B and C shares in Davis Funds you already own (excluding shares in Davis Government Money Market Fund) when calculating the price for your current purchase. These shares are valued at current offering price to determine whether or not you qualify for a reduction in the sales charge. Money Market Fund purchases do not count toward Rights of Accumulation unless the shares were exchanged from another Davis Fund and the shares were previously subject to a sales charge.

•
Combining Rights of Accumulation (ROA) with Statement of Intention. A shareholder can use a Statement of Intention and Rights of Accumulation in conjunction with one another; the Statement of Intention will take precedence over the Rights of Accumulation. Once the Statement of Intention has been satisfied, any new purchases into any of the linked Class A share accounts will receive the reduced sales charge.

For more information about how to reduce Class A shares initial sales charge, please visit Davis Funds' website, free of charge at www.davisfunds.com (which includes additional information in a clear and prominent format that includes hyperlinks), consult your broker or financial intermediary, or refer to the Fund's Statement of Additional Information which is available through your financial intermediary or from the Funds by calling Investor Services at 1-800-279-0279.
Class A Shares Front-End Sales Charge Waivers
To receive a waiver of your Class A initial sales charge, you must let your financial adviser or Davis Funds know at the time you purchase shares that you qualify for such a waiver. If you do not let your adviser or Davis Funds know that you are eligible for a waiver, you may not receive a sales charge waiver to which you are otherwise entitled.
The Funds do not impose a sales charge on purchases of Class A shares for:
a)	Authorized qualified employee benefit plans or savings plans;
b)
Rollovers of current investments through authorized qualified employee benefit plans or savings plans, provided the shares are transferred to the same Davis Fund as either a direct rollover, or subsequent to distribution, the rolled-over proceeds are contributed to a Davis Fund IRA through an account directly with the Fund;

c)	Persons investing through an authorized payroll deduction plan;
d)	Persons investing through an authorized investment plan for organizations that operate under Section 501(c)(3) of the Internal Revenue Code;
e)	Registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in the Fund;
f)
Persons participating in a fee-based program (such as a wrap account) under which they (i) pay advisory fees to a broker-dealer or other financial institution or (ii) pay fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services;

g)
Financial intermediaries who have entered into an agreement with the Distributor and have been approved by the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee;

h)	Certain state sponsored 529 college savings plans;
i)	Persons involuntarily liquidated from a Fund, who within 60 days of liquidation buy new shares of another Davis Fund (but only up to the amount that was liquidated);
j)	Insurance company separate accounts;
k)	Investments in Davis Government Money Market Fund;
l)	Shareholders making purchases with dividends or capital gains that are automatically reinvested;
m)
Current and former directors, officers, and employees of any Davis Fund or Davis Advisors (or its affiliates), and their extended family. The term "extended family" includes "immediate family," which is one's spouse and children under 21, and also one's grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's sibling, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included. Extended family shall include any child regardless of age;

n)	Davis Advisors or its affiliates;
o)	Registered representatives, principals, and employees (and any extended family member) of securities dealers having a sales agreement with the Distributor;
p)	Financial institutions acting as fiduciaries making single purchases of $250,000 or more;
q)	State and local governments when purchasing directly from the Fund. Please consult your legal and investment advisers to determine if an investment in the Fund is permissible and suitable for you;
r)	Shareholders making purchases in certain accounts offered by securities firms that have entered into contracts with Davis Funds and which charge fees based on assets in the account; and
s)	Shareholder accounts established prior to December 2014 as a result of a merger with a Davis Fund.
Rollovers from Retirement Plans to IRAs
For qualifying rollovers, you must send the Funds' service provider, State Street Bank and Trust Company, a written request for the rollover.
Assets from retirement plans may be invested in Class A, B, or C shares through an IRA rollover. Rollovers invested in Class A shares from retirement plans will be subject to applicable sales charges. Rollovers to Class A shares will be made without a sales charge if they meet the following requirements:
a) the assets being rolled over were invested in Davis Funds at the time of distribution; and
b) the rolled over assets are contributed to a Davis Funds IRA with State Street Bank and Trust Company as custodian.
IRA assets that rollover without a sales charge as described above will not be subject to a contingent deferred sales charge.
IRA rollover assets invested in Class A shares that are not attributable to Davis Funds investments, as well as future contributions to the IRA, will be subject to sales charges and the terms and conditions generally applicable to Class A share investments as described in the prospectus and Statement of Additional Information.
Class B Shares
Class B shares may be best for you if you are willing to pay a higher distribution fee than Class A shares for seven years in order to avoid paying a front-end sales charge. The Class B contingent deferred sales charge and asset-based sales charge have the same purpose as the front-end sales charge on sales of Class A shares, i.e., to compensate the broker. Class B shares assess a higher distribution fee to pay fees and expenses charged by dealers and financial institutions for services provided to clients.
•	You buy the shares at net asset value (no initial sales charge).
•	The purchase maximum per transaction for Class B shares is $50,000.
•
If you have significant Davis Funds holdings, you may not be eligible to invest in Class B shares. You may not purchase Class B shares if you are eligible to purchase Class A shares at the $100,000 or higher sales charge discount rate. See "Class A Shares Sales Charges" and "Reduction of Class A Shares Initial Sales Charge" for more information regarding sales charge discounts.

•	If you sell Class B shares in any of the Davis Funds within six years of purchase, you must pay a deferred sales charge. This charge decreases over time as you own the shares (see chart following).
•
After you hold Class B shares for seven years, they are converted automatically into Class A shares without incurring a front-end sales charge. As this is a dollar for dollar conversion, you may receive fewer Class A shares due to the difference in the price of the two share classes. Investors in Class A shares pay a lower distribution fee.

•
Investors in Class B shares (other than Davis Government Money Market Fund) pay a distribution fee of one percent of the average daily net asset value each year they hold the shares. Higher distribution fees translate into lower annual return on net asset value.

•	At redemption, the deferred sales charge for each purchase will be calculated from the date of purchase, excluding any time the shares were held in a money market fund.
Note: Investors who buy Class B shares of Davis Government Money Market Fund will not pay a deferred sales charge unless the money market fund shares were received in exchange for shares of another Davis Fund (see "Exchanging Shares" in this prospectus).
Class B Shares Deferred Sales Charges
for all Davis Funds except Davis Government Money Market Fund
Sales Made After Purchase	Amount of Deferred Sales Charge
Year 1	4%
Years 2-3	3%
Years 4-5	2%
Year 6	1%
Year 7	None
Class B shares automatically convert to Class A shares after seven years.
Class C Shares
Class C shares may be best for you if you are willing to pay a higher distribution fee than Class A shares in order to avoid paying a front-end sales charge. The Class C contingent deferred sales charge and asset-based sales charge have the same purpose as the front-end sales charge on sales of Class A shares, i.e., to compensate the broker. Class C shares assess a higher distribution fee to pay fees and expenses charged by dealers and financial institutions for services provided to clients.
•	You buy the shares at net asset value (no initial sales charge).
•	The purchase maximum per transaction for Class C shares is $500,000.
•
If you have significant Davis Funds holdings, you may not be eligible to invest in Class C shares. You may not purchase Class C shares if you are eligible to purchase Class A shares at the $1 million or more sales charge discount rate (i.e., at net asset value). See "Class A Shares Sales Charges" and "Reduction of Class A Shares Initial Sales Charge" for more information regarding sales charge discounts.

•
If you sell Class C shares in any of the Davis Funds (other than Davis Government Money Market Fund) within one year of purchase, you must pay a deferred sales charge of one percent. At redemption, the deferred sales charge for each purchase will be calculated from the date of purchase, excluding any time the shares were held in a money market fund.

•
Investors in Class C shares (other than Davis Government Money Market Fund) pay a distribution fee of one percent of the average daily net asset value each year they hold the shares. Higher distribution fees translate into lower annual return on net asset value.

•	Class C shares do not have a conversion provision.
Deferred Sales Charge
If you purchase shares subject to a contingent deferred sales charge and redeem any of those shares during the applicable holding period for the class of shares you own, the contingent deferred sales charge will be deducted from the redemption proceeds unless you are eligible for one of the waivers described below. At redemption, the deferred sales charge will be calculated from the date of each purchase, excluding any time that shares were held in a money market fund. You will pay a deferred sales charge in the following cases:
•	As a Class A shareholder, only if you buy shares valued at $1 million or more without a sales charge and sell the shares within one year of purchase.
•	As a Class B shareholder, if you sell shares within six years of purchase. The percentage decreases over the six-year period.
•	As a Class C shareholder, if you sell shares within one year of purchase.
To keep deferred sales charges as low as possible, the Funds will first sell shares in your account that are not subject to a deferred sales charge (if any). The Funds do not impose a deferred sales charge on the amount of your account value represented by an increase in net asset value over the initial purchase price, or on shares acquired through dividend reinvestments or capital gains distributions. If the net asset value has decreased the sales charge will be based on the current NAV. To determine whether the deferred sales charge applies to a redemption, shares are redeemed in the following order:
•	Shares in your account represented by an increase in NAV over the initial purchase price (appreciation).
•	Shares acquired by reinvestment of dividends and capital gain distributions.
•	Shares that are no longer subject to the deferred sales charge.
•	Shares held the longest, but which are still subject to the deferred sales charge.
Note: Investors who buy Class B or C shares of Davis Government Money Market Fund will not pay a deferred sales charge unless the money market fund shares were received in exchange for shares of another Davis Fund (see "Exchanging Shares" in this prospectus).
Deferred Sales Charge Waivers
The Funds will waive the deferred sales charge on sales of Class A, B, and C shares of any Davis Fund if:
•	You sell Class A shares that were not subject to a commission at the time of purchase (the amount of purchase totaled $1 million or more) and the shares were held for more than a year.
•
You die and were the sole owner of the account. Otherwise, shares can be redeemed without a contingent deferred sales charge following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established. If you claim a disability you must provide evidence of a determination of disability by the Social Security Administration.

•	You sell shares under a qualified retirement plan or IRA that constitutes a tax-free return of excess contributions to avoid a penalty.
•	Your Fund redeems the remaining shares in your account under an Involuntary Redemption.
•	You qualify for an exception related to defined contribution plans. These exceptions are described in the Statement of Additional Information.
•	You are a director, officer or employee of Davis Advisors or one of its affiliates (or an extended family member of a director, officer or employee).
•	You sell Class B or Class C shares under the Systematic Withdrawal Plan if the aggregate value of the redeemed shares does not exceed twelve percent of the account's value.*
If the net asset value of the shares that you sell has increased since you purchased them, any deferred sales charge will be based on the original cost of the shares.
* A Systematic Withdrawal Plan may be established as either a percentage or a fixed-dollar amount. The shares that may be redeemed without a sales charge are recalculated as a percentage of the current market value of the account as of the date of each withdrawal. If established as a percentage, no sales charge will be incurred regardless of market fluctuations. If established as a fixed-dollar amount, a sales charge may be incurred if the market value of the account decreases. If you redeem shares in addition to those redeemed pursuant to the Systematic Withdrawal Plan, a deferred sales charge may be imposed on those shares and on any subsequent redemptions within a twelve-month period, regardless of whether such redemptions are pursuant to a Systematic Withdrawal Plan.
If you have any additional questions about choosing a share class, please call the Funds toll free at 1-800-279-0279, Monday through Friday, from 9 a.m. to 6 p.m. Eastern time. If you still are not sure about which class is best for you, contact your financial adviser.
Class Y Shares
Class Y shares may be best for you if you qualify. Class Y shares are sold at net asset value per share, without a sales charge, directly to institutional investors. Investors in Class Y shares do not pay a distribution fee. For details on what types of institutions may purchase shares and what fund minimums apply see "How to Open an Account" in this prospectus.
Class R Shares
Class R shares are generally available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans.
How to Open an Account
To open an account with Davis Funds you must meet the initial minimum investment for each Fund you choose to invest in. For each Class A, B, or C share account you must invest at least $1,000. For Class Y shares the minimum investment amount is dependent on how you invest:
•	At least $5 million for an institution (trust company, bank trust, endowment, pension plan, foundation) acting on behalf of its own account or one or more clients.
•	At least $5 million for a government entity (a state, county, city, department, authority or similar government agency).
•	With an account established under a "wrap account" or other fee-based program that is sponsored and maintained by a registered broker-dealer approved by the Distributor.
•
At least $500,000 for a 401(k) plan, 457 plan, employer sponsored 403(b) plan, profit sharing and money purchase pension plan, defined benefit plan, or non-qualified deferred compensation plan where plan level or omnibus accounts are held on the books of the Fund.

•
Through a registered investment adviser (RIA) who initially invests for clients an aggregate of at least $100,000 in Davis Funds through a fund "supermarket" or other mutual fund trading platform sponsored by a broker-dealer or trust company and which has entered into an agreement with Davis Distributors, LLC.

Class R shares are generally available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans. Class R shares are generally available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund. Class R shares are not generally available to retail non-retirement accounts, traditional and Roth IRAs, Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or Individual 403(b) plans.
Eligible retirement plans may open an account and purchase Class R shares by contacting any dealer authorized to sell the Fund's shares (the dealer may impose transaction charges in addition to those described in this prospectus). Class R shares may not be available through all dealers, and other classes of the Fund may be available to retirement plans.
The minimum initial investment in the Fund is $500,000. The Distributor may waive this minimum at its discretion. For the purposes of the minimum, the Distributor may treat appropriately related investors—for example: trust funds of the same bank, separate accounts of the same insurance company, clients whose funds are managed by a single bank, insurance company, investment adviser, broker-dealer, or institutional clients of a financial intermediary that maintains an omnibus account with the Fund—as a single investor. Class R shares are currently available to retirement and benefit plans and other institutional investors who place orders through financial intermediaries that perform administrative and/or other services for these accounts and that have entered into special arrangements with the Distributor for such services. At the Distributor's discretion, the minimum may be waived for an account established under a "wrap account" or other fee-based program that is sponsored and maintained by a registered broker-dealer approved by the Distributor.
Two Ways You Can Open an Account
•
By Mail. Complete and sign the Application Form and mail it to the Fund's service provider, State Street Bank and Trust Company. Include a check made payable to Davis Funds. All purchases by check should be in U.S. dollars. Davis Funds will not accept third-party checks, starter checks, traveler's checks or money orders.

•
By Dealer. You may have your dealer order and pay for the shares. In this case, you must pay your dealer directly. Your dealer will then order the shares from the Distributor. Please note that your dealer may charge a service fee or commission for these transactions.

Anti-Money Laundering Compliance
Davis Funds and the Distributor are required to comply with various anti-money laundering laws and regulations and have appointed an anti-money laundering compliance officer. Consequently, the Funds or the Distributor may request additional information from you to verify your identity and the source of your funds. If you do not provide the requested information, Davis Funds may not be able to open your account. If at any time the Funds believe an investor may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Fund and the Distributor may choose not to establish a new account or may be required to "freeze" a shareholder's account. They may also be required to provide a government agency or another financial institution with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds or the Distributor to inform the shareholder that it has taken the actions described above.
Retirement Plan Accounts
You can invest in Davis Funds using any of these types of retirement plan accounts:
•	IRAs
•	Roth IRAs
•	Education Savings Accounts
•	Simple IRAs
•	Simplified Employee Pension (SEP) IRAs
•	403(b) Plans
State Street Bank and Trust Company acts as custodian for these retirement plans and charges each participant a $15 custodial fee each year per Social Security Number. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. This custodial fee is automatically deducted from each account unless you elect to pay the fee directly. There is also a $15 fee for closing retirement plan accounts. To open a retirement plan account, you must fill out a special application form. You can request this form by calling Investor Services or by visiting Davis Funds' website (www.davisfunds.com). Class Y shares cannot be purchased in an IRA. Class R shares cannot be purchased in a retail retirement account.
How to Buy, Sell and Exchange Shares
Once you have established an account with Davis Funds, you can add to or withdraw from your investment. This prospectus describes the types of transactions you can perform as a Davis Funds shareholder including how to initiate these transactions and the charges that you may incur (if any) when buying, selling or exchanging shares. A transaction will not be executed until all required documents have been received in a form meeting all legal requirements. Legal requirements vary depending upon the type of transaction and the type of account. Call Investor Services for instructions. These procedures and charges may change over time and the prospectus in effect at the time a transaction is initiated will describe the procedures and charges which will apply to the transaction.
Right to Reject or Restrict any Purchase or Exchange Order
Purchases and exchanges (other than for Davis Government Money Market Fund) should be made for long-term investment purposes only. Davis Funds and the Distributor reserve the right to reject any purchase or exchange order for any reason prior to the end of the first business day after the date that a purchase or exchange order was processed. Davis Funds or the Distributor may reject a current purchase order or restrict an investor from placing future purchase orders. Davis Funds and the Distributor will not reject or restrict a redemption order without adequate reason, including but not limited to allowing a purchase check to clear, a court order, etc. Exchanges involve both a redemption and a purchase; only the purchase side of the exchange may be rejected or restricted. Davis Funds are not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the securities markets. Accordingly, purchases or exchanges that are part of activity that Davis Funds or the Distributor have determined may involve actual or potential harm to a fund may be rejected.
Four Ways to Buy, Sell and Exchange Shares
•
By Telephone. Call 1-800-279-0279. You can speak directly with an Investor Services Professional, Monday through Friday, from 9 a.m. to 6 p.m. Eastern time or use the Fund's automated telephone system at any time, day or night.

•
By Online Account Access. You may initiate most account transactions through online account access on the Fund's website, www.davisfunds.com. Please note that certain account types, including all Class Y and Class R share accounts, may be restricted from online access.

•	By Mail. Send the request to the Funds' service provider, State Street Bank and Trust Company.
Regular mail:
Davis Funds
c/o State Street Bank and Trust Company
P.O. Box 8406
 Boston, MA 02266-8406
Express shipping:
Davis Funds
c/o State Street Bank and Trust Company
30 Dan Road
 Canton, MA 02021-2809
•	By Dealer. Contact a dealer who will execute the transaction through the Distributor. Please note that your dealer may charge service fees or commissions for these transactions.
The Davis Funds do not issue certificates for any class of shares. Instead, shares purchased are automatically credited to an account maintained for you on the books of Davis Funds by State Street Bank and Trust Company. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from Davis Funds. Dividend and capital gain distributions, purchases through automatic investment plans and certain retirement plans, and automatic exchanges and withdrawals will be confirmed at least quarterly.
When Your Transactions Are Processed
Purchases, sales, and exchanges will be processed at 4 p.m. Eastern time after Davis Funds' transfer agent or other qualified financial intermediary receives your request to purchase or sell shares in good order, including all documents which are required to constitute a legal purchase, sale or exchange of shares.
Buying More Shares
You may buy more shares at any time, by mail, through a dealer or by wire. The minimum purchase amount for all share classes is $25.
•	By Mail. When you purchase shares by mail:
•	Make the check payable to Davis Funds.
•
If you have the investment slip from your most recent statement, include it with the check. If you do not have an investment slip, include a letter with your check stating the name of the Fund, the class of shares you wish to buy, and your account number.

•	Mail the check to:
Regular mail:
Davis Funds
c/o State Street Bank and Trust Company
P.O. Box 8406
 Boston, MA 02266-8406
Express shipping:
Davis Funds
c/o State Street Bank and Trust Company
30 Dan Road
 Canton, MA 02021-2809
•	Through a Dealer. When you buy shares through a dealer, you may be charged service fees or commissions for these transactions.
•
By Telephone. If you have a bank account listed on your account you may purchase shares via ACH (Automated Clearing House) and the funds will be pulled directly from your bank account to purchase shares. Call 1-800-279-0279 to use the Fund's automated phone system 24 hours a day or speak to an Investor Services Professional, Monday through Friday, from 9 a.m. to 6 p.m. Eastern time.

•
By Internet. If you have a bank account listed on your account you may purchase shares via ACH (Automated Clearing House) and the funds will be pulled directly from your bank account to purchase shares. See "Internet Transactions" in this prospectus for details on how to access your account through the internet.

•	By Wire. You may wire federal funds directly to the Fund's service provider, State Street Bank and Trust Company. To ensure that the purchase is credited properly, follow these wire instructions:
State Street Bank and Trust Company
Boston, MA 02210
Attn: Mutual Fund Services
[Name of Davis Fund and Class of shares that you are buying]
Shareholder Name
Shareholder Account Number
Federal Routing Number 011000028
 DDA Number 9904-606-2
Inactive Accounts
A Fund may be required to transfer to the state your assets if they are deemed abandoned under the relevant state's laws regarding unclaimed or abandoned property. This is called escheatment. Escheatment can apply to shares of the Fund that you own as well as any uncashed dividends, redemptions, or distributions from the Fund. The amounts that are unclaimed or abandoned are required to be reported and paid over to the relevant state, which will generally hold the assets for a period. However, the state will generally not pay interest on any amounts that are escheated.
In certain circumstances, the state will sell or liquidate the shares at the prevailing market price. In the event that you seek to reclaim the escheated shares after they have been liquidated, you will generally be able to recover only the amount received by the state when it sold the shares, and not any appreciation that may otherwise have been realized had the shares not been liquidated. A shareholder may be subject to tax penalties if the shares were held in a tax-deferred account such as an IRA. You should consult a tax adviser for advice about the particular tax consequences associated with the escheatment of your shares.
The escheatment rules vary significantly by state and may depend on the type of account in which the shares are held. For example, some states will require the Fund to escheat shares if you have had no contact with the Fund within a specified time period (generally, three or five years) while other states requires shares to be escheated if mailings sent to you are returned as undeliverable by the United States Postal Service. State rules will vary and an investor should review the unclaimed or abandoned property department website for their state for specific information.
Making Automatic Investments
An easy way to increase your investment in any Davis Fund is to sign up for the Automatic Investment Plan. Under this plan, you arrange for a predetermined amount of money to be withdrawn from your bank account and invested in Fund shares. The minimum amount you can invest under the plan each month is $25. The account minimum of $1,000 must be met prior to establishing an automatic investment plan.
Purchases can be processed electronically on any day of the month if the institution that services your bank account is a member of the Automated Clearing House (ACH) system. Each debit should be reflected on your next bank statement.
To sign up for the Automatic Investment Plan, complete the appropriate section of the Application Form or complete an Account Service Form. You can modify your Automatic Investment Plan at any time by calling Investor Services.
Selling Shares
You may sell back all or part of your shares in any Davis Fund in which you invest (also known as redeeming your shares) on any day that the Fund is open at net asset value minus any sales charges that may be due. You can sell the shares by telephone, by internet, by mail or through a dealer.
You may sell shares in any of the following ways:
•
By Mail. To sell shares by mail, send the request to one of the addresses below. All registered shareholders must sign the request. Redemption proceeds are usually paid to you by check within seven days after State Street Bank and Trust Company receives your proper redemption request.

•	Mail the request to:
Regular mail:
Davis Funds
c/o State Street Bank and Trust Company
P.O. Box 8406
 Boston, MA 02266-8406
Express shipping:
Davis Funds
c/o State Street Bank and Trust Company
30 Dan Road
 Canton, MA 02021-2809
•	A medallion signature guarantee is required if the redemption request is:
•	for a check greater than $100,000;
•	made payable to someone other than the registered shareholder(s);
•	sent to an address other than to the address of record or to an address of record that has been changed in the last 30 days; or
•	to a bank account not on record.
•	Through a Dealer. When you sell shares through a dealer, you may be charged service fees or commissions for these transactions.
•	By Telephone. Call 1-800-279-0279 to use the Funds' automated phone system 24 hours a day or speak to an Investor Services Professional, Monday through Friday, from 9 a.m. to 6 p.m. Eastern time.
•	Redemptions by check:
•	are limited to $100,000;
•	must be mailed to the address of record that has been on the account for at least 30 days; and
•	must be made payable to the registered shareholder.
Redemptions via wire or ACH can only be done to a bank currently on the account.
•	By Internet. See "Internet Transactions" in this prospectus for details on how to access your account through the internet.
•	Redemptions by check:
•	are limited to $100,000;
•	must be mailed to the address of record that has been on the account for at least 30 days;
•	must be made payable to the registered shareholder.
•	Redemptions via wire or ACH can only be done to a bank currently on the account.
You may redeem shares on any day that the Fund is open. Redemption proceeds may be withheld until a sufficient period of time has passed for State Street Bank and Trust Company to be reasonably sure that all checks or drafts (including certified or cashier's checks) for shares purchased have cleared, normally not exceeding fifteen calendar days.
What You Need to Know Before You Sell Your Shares
You will always receive cash for sales that total less than $250,000 or one percent of a fund's net asset value during any ninety-day period. Any sales above the cash limit may be paid in securities. The securities you receive may be liquid or illiquid, you would have to pay brokerage fees if you sold the securities and you would be subject to market and other applicable risks until the securities were sold. You may be unable to sell illiquid securities.
In certain circumstances, such as death of a shareholder or acting as power of attorney, additional documentation may be required. Please contact Investor Services at 1-800-279-0279 to determine if your situation requires such documentation.
In the past, Davis Funds issued certificates for its shares. If a certificate was issued for the shares you wish to sell, the certificate must be sent by certified mail to State Street Bank and Trust Company and accompanied by a letter of instruction signed by the owner(s). A sale may produce a gain or loss. Gains may be subject to tax.
The Securities and Exchange Commission may suspend redemption of shares under certain emergency circumstances if the New York Stock Exchange is closed for reasons other than customary closings and holidays.
Medallion Signature Guarantee
To protect you and Davis Funds against fraud, certain redemption requests must be made in writing with your signature guaranteed. A medallion signature guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of a United States stock exchange participate in the medallion signature guarantee program. No other form of signature verification will be accepted.
Stock Power
This is a letter of instruction signed by the owner of Fund shares that gives State Street Bank and Trust Company permission to transfer ownership of the shares to another person or group. Any transfer of ownership requires that all shareholders have their signatures medallion-guaranteed.
If You Decide to Buy Back Shares You Sold
If you sold Davis Funds Class A or Class B shares on which you have paid a sales charge (other Classes of shares are not entitled to this privilege) and decide to repurchase some or all shares within 60 days of sale, you may notify the Funds in writing of your intent to exercise the Subsequent Repurchase Privilege. This privilege can only be exercised once. With this privilege you may purchase Class A shares at current net asset value without a sales charge. If you redeemed Class B shares and paid a contingent deferred sales charge on redemption, it will not be refunded or returned to your account. You may purchase Class A shares of the same fund/account in an amount up to, but not exceeding, the dollar amount of Class A or Class B shares which you previously redeemed. To exercise this privilege, you must send a letter to the Fund's service provider, State Street Bank and Trust Company, along with a check for the repurchased shares.
Involuntary Redemption
If your fund/account balance declines to less than the minimum for your share class in any fund as a result of a redemption, exchange or transfer, the Fund will redeem your remaining shares in the Fund at net asset value. You will be notified before your account is involuntarily redeemed. Telephone redemptions will receive immediate notice that the redemption will result in the entire account being redeemed upon execution of the transaction. All other redemptions will receive a letter notifying account holders that their accounts will be involuntarily redeemed unless the account balance is increased to the Fund minimum. For Class A, B, and C shares this is typically $1,000. For Class R shares this is typically $500,000. Class Y share minimums vary. Please see "How to Open an Account" for details.
Making Systematic Withdrawals
You can sell a predetermined dollar or percentage amount each month or quarter (for retirement accounts or IRAs, withdrawals may be established on an annual basis). Because withdrawals are sales, they may produce a gain or loss. If you purchase additional fund shares at around the same time that you make a withdrawal, you may have to pay taxes and a sales charge. When you participate in this plan, known as the Systematic Withdrawal Plan, shares are sold so that you will receive payment by one of three methods:
•	You may receive a check at the address of record provided that this address has not changed for a period of at least 30 days.
•
You may also choose to receive funds by ACH by completing an account service form. If you wish to execute a Systematic Withdrawal Plan by ACH after your account has been established, please complete an account service form and have your signature medallion guaranteed.

•
You may have funds sent by check to a third party at an address other than the address of record. In order to do so, you must complete the appropriate section of the Application Form. If you wish to designate a third-party payee after your account has been established, you must submit a letter of instruction with a medallion signature guarantee.

You may stop systematic withdrawals at any time without charge or penalty by calling Investor Services.
Wiring Sale Proceeds to Your Bank Account
You may be eligible to have your redemption proceeds electronically transferred to a commercial bank account by federal funds wire. There is a $5 charge by State Street Bank and Trust Company for wire service and receiving banks may also charge for this service. Proceeds of redemption by federal funds wire are usually credited to your bank account on the next business day after the sale. Alternatively, redemption through ACH will usually arrive at your bank two banking days after the sale. To have redemption proceeds sent by federal funds wire to your bank, you must first fill out the Banking Instructions section on the account application form and attach a voided check or deposit slip. If the account has already been established, an Account Service Form must be submitted with a medallion guarantee and a voided check.
Exchanging Shares
You can sell shares of any Davis Fund to buy shares in the same class of any other Davis Fund without having to pay a sales charge. This is known as an exchange. You can only exchange shares from your account within the same class and under the same registration. You can exchange shares by telephone, by internet, by mail or through a dealer. The initial exchange must be for at least the minimum for your share class. For Class A, B, and C shares this is typically $1,000. Class Y share minimums vary. Please see "How to Open an Account" for details. Exchanges are normally performed on the same day of the request if received in proper form (all necessary documents, signatures, etc.) by 4 p.m. Eastern time.
Shares in different Davis Funds may be exchanged at relative net asset value. However, if any Davis Fund shares being exchanged are subject to a deferred sales charge, Statement of Intention or other limitation, the limitation will continue to apply to the shares received in the exchange. When you exchange shares in a Davis Fund for shares in Davis Government Money Market Fund, the holding period for any deferred sales charge does not continue during the time that you own Davis Government Money Market Fund shares. For example, Class B shares are subject to a declining sales charge for six years. Class C shares are subject to a contingent deferred sales charge for one year. Any period that you are invested in shares of Davis Government Money Market Fund will be added to the declining sales charge period.
You may exchange shares in any of the following ways:
•	By Mail. To exchange shares by mail, send the request to one of the addresses below. All registered shareholders must sign the request.
•	Mail the request to:
Regular mail:
Davis Funds
c/o State Street Bank and Trust Company
P.O. Box 8406
 Boston, MA 02266-8406
Express shipping:
Davis Funds
c/o State Street Bank and Trust Company
30 Dan Road
 Canton, MA 02021-2809
•	Through a Dealer. When you exchange shares through a dealer, you may be charged service fees or commissions for these transactions.
•	By Telephone. Call 1-800-279-0279 to use the Fund's automated phone system 24 hours a day or speak to an Investor Services Professional, Monday through Friday, from 9 a.m. to 6 p.m. Eastern time.
•	By Internet. See "Internet Transactions" in this prospectus for details on how to access your account through the internet.
In the past, Davis Funds issued certificates. If you wish to exchange shares for which you hold share certificates, these certificates must be sent by certified mail to State Street Bank and Trust Company accompanied by a letter of instruction signed by the owner(s). If your shares are being sold for cash, this is known as a redemption. Please see "What You Need to Know Before You Sell Your Shares" in this prospectus for restrictions that might apply to this type of transaction.
Before you decide to make an exchange, you must obtain the current prospectus of the desired Davis Fund. For federal income tax purposes, exchanges between Davis Funds are treated as a sale and a purchase. Therefore, there will usually be a recognizable capital gain or loss due to an exchange.
Frequent Purchases and Redemptions of Fund Shares
Davis Funds discourage short-term or excessive trading, do not accommodate short-term or excessive trading, and, if detected, intend to restrict or reject such trading or take other action if in the judgment of Davis Advisors such trading may be detrimental to the interest of a Fund. Such strategies may dilute the value of fund shares held by long-term shareholders, interfere with the efficient management of the Fund's portfolio, and increase brokerage and administrative costs.
The Davis Funds' Board of Directors has adopted a 30-day restriction policy with respect to the frequent purchase and redemption of fund shares. Under the 30-day restriction any shareholder redeeming shares from an equity fund will be precluded from investing in the same equity fund for 30 calendar days after the redemption transaction. This policy also applies to redemptions and purchases that are part of an exchange transaction. Check writing redemptions from the money market fund are excluded from this restriction, as are transactions that are part of a systematic plan. Certain financial intermediaries, such as 401(k) plan administrators, may apply purchase and exchange limitations which are different than the limitations discussed above. These limitations may be more or less restrictive than the limitations imposed by Davis Funds, but are designed to detect and prevent excessive trading. Shareholders should consult their financial intermediaries to determine what purchase and exchange limitations may be applicable to their transactions in Davis Funds through those financial intermediaries. To the extent reasonably feasible, the Funds' market timing procedures apply to all shareholder accounts and neither Davis Funds nor Davis Advisors have entered into agreements to exempt any shareholder from application of either Davis Funds' or a financial intermediary's market-timing procedures, as applicable.
Davis Funds receive purchase, exchange and redemption orders from many financial intermediaries which maintain omnibus accounts with the Funds. Omnibus account arrangements permit financial intermediaries to aggregate their clients' transactions and ownership positions. If Davis Funds or the Distributor discovers evidence of material excessive trading in an omnibus account they may seek the assistance of the financial intermediary to prevent further excessive trading in the omnibus account. Shareholders seeking to engage in excessive trading practices may employ a variety of strategies to avoid detection and there can be no assurance that Davis Funds will successfully prevent all instances of market timing.
If Davis Funds, at its discretion, identifies any activity that may constitute frequent trading, it reserves the right to restrict further trading activity regardless of whether the activity exceeds the funds written guidelines. In applying this policy, Davis Funds reserves the right to consider the trading of multiple accounts under common ownership, control or influence to be trading out of a single account.
Making Automatic Exchanges
You can elect to make automatic monthly exchanges if all accounts involved are registered under the same name and have a minimum initial value of at least the minimum for your share class. For Class A, B, and C shares this is typically $1,000. Class Y share minimums vary. Please see "How to Open an Account" for details. You must exchange at least $25 to participate in this program, known as the Automatic Exchange Program. To sign up for this program you may contact Investor Services.
Telephone Transactions
A benefit of investing through Davis Funds is that you can use the Fund's automated telephone system to buy, sell or exchange shares. IRA shares cannot be sold through the automated telephone system. If you do not wish to have this option activated for your account, please contact investor services.
When you call Davis Funds you can perform a transaction in one of two ways:
•	Speak directly with an Investor Services Professional during business hours (9 a.m. to 6 p.m. Eastern time).
•	You can use Davis Funds' automated telephone system, 24 hours a day, seven days a week. Class Y and R share accounts do not have access to the automated telephone system.
When you buy, sell, or exchange shares by telephone instruction, you agree that Davis Funds are not liable for following telephone instructions believed to be genuine (that is, directed by the account holder, registered representative or authorized trader, whose name is on file). Davis Advisors uses certain procedures to confirm that your instructions are genuine, including a request for personal identification and a tape recording of the conversation. If these procedures are not used, the Fund may be liable for any loss from unauthorized instructions.
Be aware that during unusual market conditions Davis Funds may not be able to accept all requests by telephone.
Internet Transactions
You can use the Fund's website — www.davisfunds.com — to review your account balance and recent transactions. Your account may qualify for the privilege to purchase, sell or exchange shares online. IRA shares cannot be sold online. You may also request confirmation statements and tax summary information to be mailed to the address on file. You may also elect to receive the Summary Prospectus, account statements, confirmations and Annual and Semi-Annual reports electronically in lieu of paper form by enrolling in eConsent on the Fund's website. Please review the Fund's website for more complete information. Class Y and R share accounts cannot be accessed through the Fund's website.
To access your accounts, you will need the name of the fund(s) in which you are invested, your account number, and your Social Security Number.
You must also establish a unique and confidential User ID and Password. These will be required each time you access your Davis account online.
When you buy, sell or exchange shares over the Internet, you agree that Davis Funds are not liable for following instructions believed to be genuine (that is, directed by the account holder or registered representative on file). Davis Advisors uses certain procedures to confirm that your instructions are genuine. If these procedures are not used, the Funds may be liable for any loss from unauthorized instructions.

Prospectus∙ Davis New York Venture Fund∙

Financial Highlights
This table is designed to show you the financial performance of the Fund in this prospectus for the past five years ended July 31, 2014. Some of the information reflects financial results for a single fund share. The total returns represent the rate at which an investor would have earned (or lost) money on an investment in the Fund, assuming that all dividends and capital gains have been reinvested.
This information has been derived from the Fund's financial statements, which were audited by KPMG LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

Prospectus∙ Davis New York Venture Fund∙

DAVIS NEW YORK VENTURE FUND

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)[a]	Net Realized and Unrealized Gains	Total from Investment Operations
Davis New York Venture Fund Class A:
Year ended July 31, 2014	$39.18	$0.22	$5.22	$5.44
Year ended July 31, 2013	$34.89	$0.43	$8.76	$9.19
Year ended July 31, 2012	$34.57	$0.30	$0.22	$0.52
Year ended July 31, 2011	$30.22	$0.32	$4.41	$4.73
Year ended July 31, 2010	$26.99	$0.20	$3.24	$3.44
Davis New York Venture Fund Class B:
Year ended July 31, 2014	$37.21	$(0.15)	$4.95	$4.80
Year ended July 31, 2013	$33.22	$0.08	$8.34	$8.42
Year ended July 31, 2012	$33.01	$(0.01)	$0.22	$0.21
Year ended July 31, 2011	$28.88	$0.01	$4.23	$4.24
Year ended July 31, 2010	$25.84	$(0.06)	$3.10	$3.04
Davis New York Venture Fund Class C:
Year ended July 31, 2014	$37.61	$(0.09)	$4.99	$4.90
Year ended July 31, 2013	$33.53	$0.12	$8.44	$8.56
Year ended July 31, 2012	$33.28	$0.03	$0.22	$0.25
Year ended July 31, 2011	$29.12	$0.05	$4.25	$4.30
Year ended July 31, 2010	$26.03	$(0.03)	$3.12	$3.09
Davis New York Venture Fund Class R:
Year ended July 31, 2014	$39.28	$0.10	$5.23	$5.33
Year ended July 31, 2013	$34.91	$0.30	$8.80	$9.10
Year ended July 31, 2012	$34.57	$0.20	$0.22	$0.42
Year ended July 31, 2011	$30.23	$0.20	$4.42	$4.62
Year ended July 31, 2010	$27.00	$0.10	$3.24	$3.34
Davis New York Venture Fund Class Y:
Year ended July 31, 2014	$39.63	$0.32	$5.30	$5.62
Year ended July 31, 2013	$35.29	$0.52	$8.87	$9.39
Year ended July 31, 2012	$34.98	$0.39	$0.21	$0.60
Year ended July 31, 2011	$30.56	$0.41	$4.47	$4.88
Year ended July 31, 2010	$27.29	$0.29	$3.27	$3.56

[a]	Per share calculations were based on average shares outstanding for the period.
[b]
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

[c]	The ratios in this column reflect the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.

Prospectus∙ Davis New York Venture Fund∙

Financial Highlights

Dividends and Distributions Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[b]	Net Assets, End of Period (in millions)	Gross Expense Ratio	Net Expense Ratio[c]	Net Investment Income (Loss) Ratio	Portfolio Turnover[d]

$(0.20)	$(5.07)	$–	$(5.27)	$39.35	13.92%	$11,080	0.86%	0.86%	0.55%	20%
$(0.61)	$(4.29)	$–	$(4.90)	$39.18	27.84%	$11,297	0.88%	0.88%	1.14%	7%
$(0.20)	$–	$–	$(0.20)	$34.89	1.54%	$12,016	0.90%	0.90%	0.89%	11%
$(0.38)	$–	$–	$(0.38)	$34.57	15.70%	$17,369	0.89%	0.89%	0.93%	8%
$(0.21)	$–	$–	$(0.21)	$30.22	12.74%	$18,608	0.89%	0.89%	0.67%	13%

$–	$(5.07)	$–	$(5.07)	$36.94	12.90%	$131	1.79%	1.79%	(0.38)%	20%
$(0.14)	$(4.29)	$–	$(4.43)	$37.21	26.64%	$205	1.81%	1.81%	0.21%	7%
$–	$–	$–	$–	$33.22	0.64%	$290	1.82%	1.82%	(0.03)%	11%
$(0.11)	$–	$–	$(0.11)	$33.01	14.68%	$484	1.79%	1.79%	0.03%	8%
$–	$–	$–	$–	$28.88	11.77%	$661	1.77%	1.77%	(0.21)%	13%

$–	$(5.07)	$–	$(5.07)	$37.44	13.03%	$3,275	1.64%	1.64%	(0.23)%	20%
$(0.19)	$(4.29)	$–	$(4.48)	$37.61	26.85%	$3,188	1.67%	1.67%	0.35%	7%
$–	$–	$–	$–	$33.53	0.75%	$2,985	1.68%	1.68%	0.11%	11%
$(0.14)	$–	$–	$(0.14)	$33.28	14.78%	$3,731	1.67%	1.67%	0.15%	8%
$–[e]	$–	$–	$–[e]	$29.12	11.88%	$4,062	1.67%	1.67%	(0.11)%	13%

$(0.09)	$(5.07)	$–	$(5.16)	$39.45	13.58%	$308	1.16%	1.16%	0.25%	20%
$(0.44)	$(4.29)	$–	$(4.73)	$39.28	27.45%	$335	1.18%	1.18%	0.84%	7%
$(0.08)	$–	$–	$(0.08)	$34.91	1.24%	$462	1.20%	1.20%	0.59%	11%
$(0.28)	$–	$–	$(0.28)	$34.57	15.33%	$737	1.22%	1.22%	0.60%	8%
$(0.11)	$–	$–	$(0.11)	$30.23	12.35%	$827	1.23%	1.23%	0.33%	13%

$(0.30)	$(5.07)	$–	$(5.37)	$39.88	14.23%	$5,131	0.62%	0.62%	0.79%	20%
$(0.76)	$(4.29)	$–	$(5.05)	$39.63	28.14%	$5,206	0.64%	0.64%	1.38%	7%
$(0.29)	$–	$–	$(0.29)	$35.29	1.79%	$5,691	0.64%	0.64%	1.15%	11%
$(0.46)	$–	$–	$(0.46)	$34.98	16.05%	$7,420	0.62%	0.62%	1.20%	8%
$(0.29)	$–	$–	$(0.29)	$30.56	13.04%	$6,949	0.63%	0.63%	0.93%	13%

[d]
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

[e]	Less than $0.005 per share.

Prospectus∙ Davis New York Venture Fund∙

 OBTAINING ADDITIONAL INFORMATION

Additional information about the Funds' investments is available in the Funds' Annual and Semi-Annual Reports to shareholders. In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. The Statement of Additional Information provides more detailed information about Davis Funds and their management and operations. The Statement of Additional Information and the Funds' Annual and Semi-Annual Reports are available, without charge, upon request.
The Davis Funds' Statement of Additional Information and Annual Report have been filed with the Securities and Exchange Commission, are incorporated into this prospectus by reference, and are legally a part of this prospectus.

HOW TO GET MORE INFORMATION
(Including Annual Report, Semi-Annual Report and Statement of Additional Information)
By Telephone. Call Davis Funds toll-free at 1-800-279-0279, Monday through Friday, from 9 a.m. to 6 p.m. Eastern time. You may also call this number for account inquiries.
By Mail. Write to Davis Funds c/o State Street Bank and Trust Company, P.O. Box 8406, Boston, MA 02266-8406.
On the Internet. www.davisfunds.com.
From the SEC. Additional copies of the registration statement can be obtained, for a duplicating fee, by visiting the Public Reference Room or writing the Public Reference Section of the SEC, Washington, DC 20549-1520, or by sending an electronic request to publicinfo@sec.gov. Reports and other information about the Funds are also available on the EDGAR database on the SEC website (www.sec.gov). For more information on the operations of the Public Reference Room, call 1-202-551-8090.

Over 45 years of Reliable InvestingTM	Investment Company Act File No. 811-1701

Davis Research Fund
P R O S P E C T U S
A Portfolio of Davis New York Venture Fund, Inc.
December 1, 2014
Class A Shares (DRFAX)
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents
Davis Research Fund Summary	3
Additional Information About Investment Objectives, Principal Strategies, and Principal Risks	6
Additional Information About Expenses, Fees and Performance	8
Non-Principal Investment Strategies and Related Risks	8
Management and Organization	9
Shareholder Information	10
How Your Shares Are Valued	10
Portfolio Holdings	11
How Davis Funds Pays Earnings	12
Federal Income Taxes	13
Fees and Expenses of the Fund	13
Fees Paid to Dealers and Other Financial Intermediaries	14
How To Choose a Share Class, Class A Shares	15
How to Open an Account	19
Anti-Money Laundering Compliance	19
Retirement Plan Accounts	19
How to Buy, Sell and Exchange Shares	19
Buying More Shares	20
Selling Shares	22
Exchanging Shares	23
Frequent Purchases and Redemptions of Fund Shares	24
Telephone Transactions	25
Internet Transactions	25
Financial Highlights	26

Class A shares of Davis Research Fund have been registered with the Securities and Exchange Commission and, as of the date of this Prospectus, in selected states where eligible investors are residents. Shares of Davis Research Fund currently are not available for public sale in any other state or jurisdiction. Currently, only current and former directors, officers and employees of the Fund or its investment adviser and sub-adviser (and the investment adviser itself and affiliated companies) are eligible to purchase Fund shares. The Adviser reserves the right to reject any offer to purchase shares.
This Prospectus contains important information. Please read it carefully before investing and keep it for future reference.
No financial adviser, dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied on as having been authorized by the Funds, the Funds' investment adviser or the Funds' distributor.
This Prospectus does not constitute an offer by the Funds or by the Funds' distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds to make such an offer.

Davis Research Fund Summary
Investment Objective
Davis Research Fund's investment objective is long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Davis Funds. More information about these and other discounts is available from your financial professional and in the "How to Choose a Share Class, Class A Shares" section of the Fund's statutory prospectus on page 15 and in the "Selecting the Appropriate Class of Shares" section of the Fund's statement of additional information on page 42.
Shareholder Fees (fees paid directly from your investment)	Class A shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the net asset value of the shares redeemed or the total cost of such shares)	0.50%*
Redemption Fee (as a percentage of total redemption proceeds)	None
* Only applies if you buy shares valued at $1 million or more without a sales charge and sell the shares within one year of purchase.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A shares
Management Fees	0.55%
Distribution and/or service (12b-1) Fees	0.00%
Other Expenses	0.15%
Total Annual Operating Expenses	0.70%
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A shares	$543	$688	$846	$1,304
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 27% of the average value of its portfolio.
Principal Investment Strategies
Davis Selected Advisers, L.P., ("Davis Advisors" or the "Adviser") the Fund's investment adviser, uses the Davis Investment Discipline to invest the majority of the Fund's assets in equity securities (typically common stocks, but may also include preferred stocks, American Depositary Receipts, Global Depositary Receipts, convertible bonds, and other forms of equity securities) issued by medium and large capitalization companies. The Fund considers companies with market capitalizations of at least $10 billion to be large-capitalization companies and companies with market capitalizations between $3 billion and $10 billion to be medium-capitalization companies. The Fund has the flexibility to invest in foreign securities.
Davis Investment Discipline. Davis Advisors manages equity funds using the Davis Investment Discipline. Davis Advisors conducts extensive research to try to identify businesses that possess characteristics that Davis Advisors believes foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. Davis Advisors aims to invest in such businesses when they are trading at discounts to their intrinsic worth. Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Advisors routinely visits managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain. After determining which companies Davis Advisors believes the Fund should own, Davis Advisors then turns its analysis to determining the intrinsic value of those companies' equity securities. Davis Advisors seeks companies whose equity securities can be purchased at a discount from Davis Advisors' estimate of the company's intrinsic value based upon fundamental analysis of cashflows, assets and liabilities, and other criteria which Davis Advisors deems to be material on a company by company basis. Davis Advisors' goal is to invest in companies for the long term (ideally five years or longer, although this goal may not be met). Davis Advisors considers selling a company's equity securities if the securities' market price exceeds Davis Advisors' estimates of intrinsic value, if the ratio of the risks and rewards of continuing to own the company's equity securities is no longer attractive, or to raise cash to purchase a more attractive investment opportunity, satisfy net redemptions, or other purposes.
Principal Risks of Investing in Davis Research Fund
You may lose money by investing in Davis Research Fund. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value. The principal risks of investing in the Fund are:
Stock Market risk. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices, including the possibility of sharp declines.
Manager risk. Poor security selection or focus on securities in a particular sector, category, or group of companies may cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.
Common Stock risk. Common stock represents an ownership position in a company. An adverse event may have a negative impact on a company and could result in a decline in the price of its common stock. Common stock is generally subordinate to an issuer's other securities, including preferred, convertible, and debt securities.
Large-Capitalization Companies risk. Companies with $10 billion or more in market capitalization are considered by the Adviser to be large-capitalization companies. Large-capitalization companies generally experience slower rates of growth in earnings per share than do mid-and small-capitalization companies.
Mid- and Small-Capitalization Companies risk. Companies with less than $10 billion in market capitalization are considered by the Adviser to be mid- or small-capitalization companies. Mid- and small-capitalization companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.
Focused Portfolio risk. Funds that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the value of the Fund's total portfolio.
Headline risk. The Fund may invest in a company when the company becomes the center of controversy after receiving adverse media attention concerning its operations, long-term prospects, or management or for other reasons. While Davis Advisors researches companies subject to such contingencies, it cannot be correct every time, and the company's stock may never recover or may become worthless.
Foreign Country risk. Foreign companies may be subject to greater risk as foreign economies may not be as strong or diversified, foreign political systems may not be as stable, and foreign financial reporting standards may not be as rigorous as they are in the United States.
Emerging Market risk. Securities of issuers in emerging and developing markets may offer special investment opportunities, but present risks not found in more mature markets.
Foreign Currency risk. Securities issued by foreign companies in foreign markets are frequently denominated in foreign currencies. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency.
Depositary Receipts risk. Depositary receipts, consisting of American Depositary Receipts, European Depositary Receipts, and Global Depositary Receipts, are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities. Depositary receipts may trade at a discount (or premium) to the underlying security and may be less liquid than the underlying securities listed on an exchange.
Fees and Expenses risk. The Fund may not earn enough through income and capital appreciation to offset the operating expenses of the Fund. All mutual funds incur operating fees and expenses. Fees and expenses reduce the return which a shareholder may earn by investing in a fund, even when a fund has favorable performance. A low return environment, or a bear market, increases the risk that a shareholder may lose money.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.
Performance Results
The bar chart below provides some indication of the risks of investing in Davis Research Fund by showing how the Fund's investment results have varied from year to year. The following table shows how the Fund's average annual total returns for the periods indicated compare with those of the S&P 500® Index, a broad-based securities market index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund's results can be obtained by visiting www.davisfunds.com or by calling 1-800-279-0279.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement accounts.
Calendar year total returns for Class A shares
(Sales loads are not reflected in the bar chart and, if these amounts were reflected, returns would be less than those shown.)

Highest/Lowest quarterly results during this time period were:
Highest 16.62% for the quarter ended June 30, 2009
Lowest (24.57)% for the quarter ended December 31, 2008
Total return for the nine months ended September 30, 2014 (not annualized) was 4.12%.
Average Annual Total Returns for the periods ended December 31, 2013 (with maximum sales charge)
	Past 1 Year	Past 5 Years	Past 10 Years
Class A shares return before taxes	25.57%	16.65%	6.75%
Class A shares return after taxes on distributions	25.26%	16.45%	6.28%
Class A shares return after taxes on distributions and sale of fund shares	14.71%	13.53%	5.51%
S&P 500 Index reflects no deduction for fees, expenses, or taxes	32.39%	17.94%	7.41%
Management
Investment Adviser
Davis Selected Advisers, L.P., serves as the Fund's investment adviser.
Sub-Adviser
Davis Selected Advisers-NY, Inc., a wholly owned subsidiary of the Adviser, serves as the Fund's sub-adviser.
Portfolio Managers
As of the date of this prospectus, the portfolio managers listed below are jointly and primarily responsible for the day-to-day management of the Fund's portfolio.
	Experience with this Fund	Primary Title with Investment Adviser or Sub-Adviser
Dwight Blazin	Since February 2005	Portfolio Manager, Davis Selected Advisers – NY, Inc.
Ryan Brown	Since September 2009	Portfolio Manager, Davis Selected Advisers – NY, Inc.
John Chen	Since September 2007	Portfolio Manager, Davis Selected Advisers – NY, Inc.
Pierce Crosbie	Since August 2009	Portfolio Manager, Davis Selected Advisers – NY, Inc.
Christopher Davis	Since October 2001	Chairman, Davis Selected Advisers, L.P.
Purchase and Sale of Fund Shares
Class A shares
Minimum Initial Investment	$1,000
Minimum Additional Investment	25
You may sell (redeem) shares each day the New York Stock Exchange is open. Your transaction may be placed through your dealer or financial adviser, by writing to Davis Funds c/o State Street Bank and Trust Company, P.O. Box 8406, Boston, MA 02266-8406, or telephoning 1-800-279-0279.
Tax Information
If the Fund earns income or realizes capital gains, it intends to make distributions that may be taxed as ordinary income, qualified dividend income or capital gains by federal, state and local authorities.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Davis Research Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
Additional Information About Investment Objectives, Principal Strategies, and Principal Risks
Investment Objective
The investment objective of Davis Research Fund is long-term growth of capital. The Fund's investment objective is not a fundamental policy and may be changed by the Board of Directors without a vote of shareholders. The Fund's prospectus would be amended prior to any change in investment objective and shareholders would be provided at least 30 days' notice before the change in investment objective was implemented.
Principal Investment Strategies
The principal investment strategies and risks for the Fund are described below. A number of investment strategies and risks which are not principal investment strategies or principal risks (and therefore are not included in this Prospectus) for the Fund are described in the Fund's Statement of Additional Information. The Statement of Additional Information also describes Davis Advisors' process for determining when the Fund may pursue a non-principal investment strategy.
Davis Advisors uses the Davis Investment Discipline to invest Davis Research Fund's portfolio principally in common stocks (including indirect holdings of common stock through depositary receipts) issued by large companies with market capitalizations of at least $10 billion. Historically, the Fund has invested a significant portion of its assets in foreign companies, and may also invest in mid- and small-capitalization companies.
Principal Risks of Investing in Davis New York Venture Fund
If you buy shares of the Fund, you may lose some or all of the money that you invest. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The likelihood of loss may be greater if you invest for a shorter period of time. This section describes the principal risks (but not the only risks) that could cause the value of your investment in the Fund to decline, and which could prevent the Fund from achieving its stated investment objective.
Stock Market risk. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices, including the possibility of sharp declines. In 2008 and 2009 the equity and debt capital markets in the United States and internationally experienced unprecedented volatility. This financial crisis caused a significant decline in the value and liquidity of many securities. It is impossible to predict whether these conditions will continue, improve, or worsen. Because the situation is unprecedented and widespread, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these events.
Manager risk. Poor security selection or focus on securities in a particular sector, category, or group of companies may cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.
Common Stock risk. Common stock represents ownership positions in companies. The prices of common stock fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. Events that have a negative impact on a business probably will be reflected in a decline in the price of its common stock. Furthermore, when the total value of the stock market declines, most common stocks, even those issued by strong companies, likely will decline in value. Common stock is generally subordinate to an issuer's other securities, including preferred, convertible and debt securities.
Large-Capitalization Companies risk. Companies with $10 billion or more in market capitalization are considered by the Adviser to be large-capitalization companies. Large-capitalization companies generally experience slower rates of growth in earnings per share than do mid- and small-capitalization companies.
Mid- and Small-Capitalization Companies risk. Companies with less than $10 billion in market capitalization are considered by the Adviser to be mid- or small-capitalization companies. Investing in mid- and small-capitalization companies may be more risky than investing in large-capitalization companies. Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. Securities of these companies may be subject to volatility in their prices. They may have a limited trading market, which may adversely affect the Fund's ability to dispose of them and can reduce the price the Fund might be able to obtain for them. Other investors that own a security issued by a mid- or small-capitalization company for whom there is limited liquidity might trade the security when the Fund is attempting to dispose of its holdings in that security. In that case, the Fund might receive a lower price for its holdings than otherwise might be obtained. Mid- and small-capitalization companies also may be unseasoned. These include companies that have been in operation for less than three years, including the operations of any predecessors.
Focused Portfolio risk. Funds that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the value of the Fund's total portfolio.
A fund may be classified as a "non-diversified" fund under the Investment Company Act of 1940 (the "1940 Act"), which means that it is permitted to invest its assets in a more limited number of issuers than "diversified" investment companies. A diversified investment company may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities and securities of other investment companies) and may not own more than 10% of the outstanding voting securities of any one issuer. While a fund may be a non-diversified investment company, and therefore is not subject to the statutory diversification requirements discussed above, the fund may still intend to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code").
At any given point in time, a diversified fund may not meet the diversification test outlined above due to appreciation in its portfolio holdings. In such case, the fund is not required to sell portfolio holdings to meet the diversification test.
The diversification standards under the Internal Revenue Code require that a fund diversify its holdings so that, at the end of each fiscal quarter, (a) at least 50% of the market value of a fund's assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities limited with respect to any one issuer to an amount not greater than 5% of a fund's assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of a fund's assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or of two or more issuers which a fund controls (i.e., owns, directly or indirectly, 20% of the voting stock) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.
Headline risk. Davis Advisors seeks to acquire companies with durable business models that can be purchased at attractive valuations relative to what Davis Advisors believes to be the companies' intrinsic values. Davis Advisors may make such investments when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company's financial reports or corporate governance may be challenged, the company's public filings may disclose a weakness in internal controls, greater government regulation may be contemplated, or other adverse events may threaten the company's future. While Davis Advisors researches companies subject to such contingencies, Davis Advisors cannot be correct every time, and the company's stock may never recover or may become worthless.
Foreign Country risk. Foreign companies may issue both equity and fixed income securities. A company may be classified as either "domestic" or "foreign" depending upon which factors the Adviser considers most important for a given company. Factors which the Adviser considers in classifying a company as domestic or foreign include: (1) whether the company is organized under the laws of the United States or a foreign country; (2) whether the company's securities principally trade in securities markets outside of the United States; (3) the source of the majority of the company's revenues or profits; and (4) the location of the majority of the company's assets. The Adviser generally follows the country classification indicated by a third party service provider but may use a different country classification if the Adviser's analysis of the four factors provided above or other factors that the Adviser deems relevant indicates that a different country classification is more appropriate.
The Fund invests a significant portion of its assets in securities issued by companies operating, incorporated, or principally traded in foreign countries. Investing in foreign countries involves risks that may cause the Fund's performance to be more volatile than it would be if the Fund invested solely in the United States. Foreign economies may not be as strong or as diversified, foreign political systems may not be as stable, and foreign financial reporting standards may not be as rigorous as they are in the United States. In addition, foreign capital markets may not be as well developed, so securities may be less liquid, transaction costs may be higher, and investments may be subject to more government regulation. When the Fund invests in foreign securities, the Fund's operating expenses are likely to be higher than those of an investment company investing exclusively in U.S. securities, since the custodial and certain other expenses associated with foreign investments are expected to be higher.
Emerging Market risk. Securities of issuers in emerging and developing markets may offer special investment opportunities, but present risks not found in more mature markets. Those securities may be more difficult to sell at an acceptable price and their prices may be more volatile than securities of issuers in more developed markets. Settlements of trades may be subject to greater delays so that the Fund might not receive the proceeds of a sale of a security on a timely basis. In unusual situations it may not be possible to repatriate sales proceeds in a timely fashion. These investments may be very speculative.
Emerging markets might have less developed trading markets and exchanges. These countries may have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions on withdrawing the sale proceeds of securities from the country. Companies operating in emerging markets may not be subject to U.S. prohibitions against doing business with countries which are state sponsors of terrorism. Economies of developing countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Governments may be more unstable and present greater risks of nationalization, expropriation, or restrictions on foreign ownership of stocks of local companies.
Foreign Currency risk. Securities issued by foreign companies in foreign markets are frequently denominated in foreign currencies. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. The Fund may, but generally does not, hedge its currency risk. When the value of a foreign currency declines against the U.S. dollar, the value of the Fund's shares will tend to decline.
Depositary Receipts risk. Depositary receipts, consisting of American Depositary Receipts, European Depositary Receipts, and Global Depositary Receipts, are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country. Depositary receipts may trade at a discount (or premium) to the underlying security and may be less liquid than the underlying securities listed on an exchange.
To the extent that the management fees paid to an investment company are for the same or similar services as the management fees paid by the Fund, there would be a layering of fees that would increase expenses and decrease returns. When the Fund invests in foreign securities, its operating expenses are likely to be higher than those of an investment company investing exclusively in U.S. securities, since the custodial and certain other expenses associated with foreign investments are expected to be higher.
Fees and Expenses risk. The Fund may not earn enough through income and capital appreciation to offset the operating expenses of the Fund. All mutual funds incur operating fees and expenses. Fees and expenses reduce the return which a shareholder may earn by investing in a fund even when a fund has favorable performance. A low return environment, or a bear market, increases the risk that a shareholder may lose money.
The Fund's shares are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.
Additional Information About Expenses, Fees and Performance
Information Concerning the Annual Total Returns for the Life of Class
for the periods ended December 31, 2013 (with maximum sales charge)

Class A shares return before taxes	6.54%
Average annual total returns for life are for the periods from the commencement of investment operations, 10/31/01.
Information Concerning After Tax Returns for Class A Shares
The 2014 tax rates are 39.6% for ordinary income, 20% for qualified income, and 20% for long-term capital gains. An additional 3.8% tax imposed by the Affordable Care Act is included on all investment income as part of the highest marginal rate used in all after-tax performance calculations.
Non-Principal Investment Strategies and Related Risks
Davis Funds may implement investment strategies which are not principal investment strategies if, in the Adviser's professional judgment, the strategies are appropriate. A strategy includes any policy, practice, or technique used by the Fund to achieve its investment objectives. Whether a particular strategy, including a strategy to invest in a particular type of security, is a principal investment strategy depends on the strategy's anticipated importance in achieving the Fund's investment objectives, and how the strategy affects the Fund's potential risks and returns. In determining what is a principal investment strategy, the Adviser considers, among other things, the amount of the Fund's assets expected to be committed to the strategy, the amount of the Fund's assets expected to be placed at risk by the strategy, and the likelihood of the Fund's losing some or all of those assets from implementing the strategy. Non-principal investment strategies are generally those investments which constitute less than 5% to 10% of a Fund's assets depending upon their potential impact upon the investment performance of the Fund. There are exceptions to the 5% to 10% of assets test, including, but not limited to, the percentage of a Fund's assets invested in a single industry or in a single country.
While the Adviser expects to pursue the Fund's investment objective by implementing the principal investment strategies described in the Fund's prospectus, the Fund may employ non-principal investment strategies or securities if, in Davis Advisors' professional judgment, the securities, trading, or investment strategies are appropriate. Factors that Davis Advisors considers in pursuing these other strategies include whether the strategy: (i) is likely to be consistent with shareholders' reasonable expectations; (ii) is likely to assist the Adviser in pursuing the Fund's investment objective; (iii) is consistent with the Fund's investment objective; (iv) will not cause the Fund to violate any of its fundamental or non-fundamental investment restrictions; and (v) will not materially change the Fund's risk profile from the risk profile that results from following the principal investment strategies as described in the Fund's prospectus and further explained in the Statement of Additional Information, as amended from time to time.
Short-Term Investments. The Fund uses short-term investments, such as treasury bills and repurchase agreements, to maintain flexibility while evaluating long-term opportunities.
Temporary Defensive Investments. The Fund may, but is not required, to use short-term investments for temporary defensive purposes. In the event that Davis Advisors' Portfolio Managers anticipate a decline in the market values of the companies in which the Fund invests (due to economic, political or other factors), the Fund may reduce its risk by investing in short-term securities until market conditions improve. While the Fund is invested in short-term investments it will not be pursuing its long-term growth of capital investment objective. Unlike equity securities, these investments will not appreciate in value when the market advances and will not contribute to long-term growth of capital.
Repurchase Agreements. The Fund may enter into repurchase agreements. A repurchase agreement is an agreement to purchase a security and to sell that security back to the original owner at an agreed-on price. The resale price reflects the purchase price plus an agreed-on incremental amount which is unrelated to the coupon rate or maturity of the purchased security. The repurchase obligation of the seller is, in effect, secured by the underlying securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the collateral during the period while the Fund seeks to enforce its rights thereto; (b) possible loss of all or a part of the income during this period; and (c) expenses of enforcing its rights.
The Fund will enter into repurchase agreements only when the seller agrees that the value of the underlying securities, including accrued interest (if any), will at all times be equal to or exceed the value of the repurchase agreement. The Fund may enter into tri-party repurchase agreements in which a third-party custodian bank ensures the timely and accurate exchange of cash and collateral. The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to seven days of the purchase. The Fund normally will not enter into repurchase agreements maturing in more than seven days.
For more details concerning current investments and market outlook, please see the Fund's most recent shareholder report.
Management and Organization
Davis Selected Advisers, L.P. ("Davis Advisors") serves as the investment adviser for each of the Davis Funds. Davis Advisors' offices are located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756. Davis Advisors provides investment advice for Davis Funds, manages their business affairs, and provides day-to-day administrative services. Davis Advisors also serves as investment adviser for other mutual funds and institutional and individual clients. For the fiscal year ended July 31, 2014, Davis Advisors' net management fee paid by the Fund for its services (based on average net assets) was 0.55%. A discussion regarding the basis for the approval of the Fund's investment advisory and service agreement by the Fund's Board of Directors is contained in the Fund's most recent annual report to shareholders.
Davis Selected Advisers–NY, Inc., serves as the sub-adviser for each of the Davis Funds. Davis Selected Advisers–NY, Inc.'s offices are located at 620 Fifth Avenue, 3rd Floor, New York, New York 10020. Davis Selected Advisers–NY, Inc., provides investment management and research services for Davis Funds and other institutional clients, and is a wholly owned subsidiary of Davis Advisors. Davis Selected Advisers–NY, Inc.'s fee is paid by Davis Advisors, not Davis Funds.
Execution of Portfolio Transactions. Davis Advisors places orders with broker-dealers for Davis Funds' portfolio transactions. Davis Advisors seeks to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable net price. In placing executions and paying brokerage commissions or dealer markups, Davis Advisors considers price, commission, timing, competent block trading coverage, capital strength and stability, research resources, and other factors. Subject to best price and execution, Davis Advisors may place orders for Davis Funds' portfolio transactions with broker-dealers who have sold shares of Davis Funds. However, when Davis Advisors places orders for Davis Funds' portfolio transactions, it does not give any consideration to whether a broker-dealer has sold shares of Davis Funds. In placing orders for Davis Funds' portfolio transactions, the Adviser does not commit to any specific amount of business with any particular broker-dealer.
Over the last three fiscal years the Funds paid the following brokerage commissions:
	For the Fiscal Year ended July 31,
	2014	2013	2012
Brokerage commissions paid:	$9,243	$14,270	$9,989
Brokerage as a percentage of average net assets:	0.02%	0.04%	0.03%
Portfolio Managers
Davis Research Fund Team Managed. Davis Advisors uses a system of multiple Portfolio Managers to manage Davis Research Fund. Under this approach, the portfolio of the Fund is divided into segments managed by individual Portfolio Managers. Christopher Davis is the Portfolio Manager responsible for overseeing and allocating segments of the Fund's assets to the other Portfolio Managers. As of the date of this prospectus, the portfolio managers listed below are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. In addition, a limited portion of the Fund's assets are managed by Davis Advisors' research analysts, subject to review by Christopher Davis and the Portfolio Review Committee. Portfolio Managers decide how their respective segments will be invested. All investment decisions are made within the parameters established by the Fund's investment objectives, strategies, and restrictions.
•
Dwight Blazin has served as a research analyst of Davis Research Fund since February 2005 and also serves as a research analyst for other equity funds advised by Davis Advisors. Mr. Blazin joined Davis Advisors in 1997.

•
Ryan Brown has served as a research analyst of Davis Research Fund since September 2009 and also serves as a research analyst for other equity funds advised by Davis Advisors. Mr. Brown joined Davis Advisors in 2009.

•
John Chen has served as a research analyst of Davis Research Fund since September 2007 and also serves as a research analyst for other equity funds advised by Davis Advisors. Mr. Chen joined Davis Advisors in February 2007.

•
Pierce Crosbie has served as a research analyst of Davis Research Fund since August 2009 and also serves as a research analyst for other equity funds advised by Davis Advisors. Mr. Crosbie joined Davis Advisors in 2008.

•
Christopher Davis has served as the research advisor of Davis Research Fund since its inception on October 31, 2001, and also manages other equity funds advised by Davis Advisors. Mr. Davis has served as an analyst and portfolio manager for Davis Advisors since 1989. As research adviser, Mr. Davis oversees the research analysts of Davis Research Fund and allocates segments of the Fund to each of them to invest.

The Statement of Additional Information provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' investments in the Fund.
Shareholder Information
Procedures and Shareholder Rights are Described by Current Prospectus and Other Disclosure Documents
Investors should look to the most recent prospectus and Statement of Additional Information for Davis Funds, as amended or supplemented from time to time, for information concerning the Fund including information on how to purchase and redeem Fund shares and how to contact the Fund. The most recent prospectus and Statement of Additional Information (including any supplements or amendments thereto) will be on file with the Securities and Exchange Commission as part of the Fund's registration statement. Please also see the back cover of this prospectus for information on other ways to obtain information about the Fund.
How Your Shares Are Valued
Once you open your Davis Fund account, you may purchase or sell shares at the net asset value ("NAV") next determined after Davis Funds' transfer agent or other "qualified financial intermediary" (a financial institution which has entered into a contract with Davis Advisors or its affiliates to offer, sell, and redeem shares of the Fund) receives your request to purchase or sell shares in "good order". A request is in good order when all documents, which are required to constitute a legal purchase or sale of shares, have been received by Davis Funds' transfer agent or other qualified financial intermediary (as defined above). The documents required to achieve good order vary depending upon a number of factors (e.g. are shares held in a joint account or a corporate account, has the account had any recent address change etc.). Contact your broker or Davis Funds if you have questions about what documents will be required.
If your purchase or sale order is received in good order prior to the close of trading on the New York Stock Exchange ("NYSE"), your transaction will be executed that day at that day's NAV. If your purchase or sale order is received in good order after the close of the NYSE, your transaction will be processed the next day at the next day's NAV. Davis Funds calculate the NAV of each class of shares issued by the Fund as of the close of trading on the NYSE, normally 4:00 p.m., Eastern time, on each day when the NYSE is open. NYSE holidays currently include New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
The NAV of each class of shares is determined by taking the market value of the class of shares' total assets, subtracting the class of shares' liabilities, and then dividing the result (net assets) by the number of outstanding shares of the class of shares. Since the equity funds invest in securities that may trade in foreign markets on days other than when Davis Funds calculate their NAVs, the value of the Fund's portfolio may change on days that shareholders will not be able to purchase or redeem shares in the Fund.
Valuation of Portfolio Securities
Davis Funds value securities for which market quotations are readily available at current market value other than certain short-term securities which are valued at amortized cost. Securities listed on the NYSE and NASDAQ (and other national exchanges) are valued at the last reported sales price on the day of valuation. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the average of closing bid and asked prices. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Fund's assets are valued.
Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what Davis Advisors identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Fair valuation is based on subjective factors and, as a result, the fair value price of a security may differ from the security's market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotations. The Board of Directors has delegated the determination of fair value of securities for which prices are either unavailable or unreliable to Davis Advisors. The Board of Directors reviews and discusses with management a summary of fair valued securities in quarterly board meetings.
In general, foreign securities are more likely to require a fair value determination than domestic securities because circumstances may arise between the close of the market on which the securities trade and the time as of which a Fund values its portfolio securities, which may affect the value of such securities. Securities denominated in foreign currencies and traded in foreign markets will have their values converted into U.S. dollar equivalents at the prevailing exchange rates as computed by State Street Bank and Trust Company. Fluctuation in the values of foreign currencies in relation to the U.S. dollar may affect the net asset value of a Fund's shares even if there has not been any change in the foreign currency prices of that Fund's investments.
Securities of smaller companies are also generally more likely to require a fair value determination because they may be thinly traded and less liquid than traditional securities of larger companies.
The Fund may occasionally be entitled to receive award proceeds from litigation relating to an investment security. The Fund generally does not recognize a gain on contingencies until it is realized or realizable, which for most litigation settlements is when a final settlement is reached as long as there are no further contingencies that remain once that final settlement has been reached. The Fund's practice is not to record a gain until it is certain, which generally occurs when payment is received.
To the extent that a Fund's portfolio investments trade in markets on days when the Fund is not open for business, the Fund's NAV may vary on those days. In addition, trading in certain portfolio investments may not occur on days the Fund is open for business because markets or exchanges other than the NYSE may be closed. If the exchange or market on which the Fund's underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal market calculation time. For example, the primary trading markets for a Fund may close early on the day before certain holidays and the day after Thanksgiving.
Fixed income securities may be valued at prices supplied by Davis Funds' pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Government, corporate, and asset-backed bonds, convertible securities, and high-yield or junk bonds, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices for fixed income securities received from pricing services sometimes represent best estimates. In addition, if the prices provided by the pricing service and independent quoted prices are unreliable, Davis Funds will arrive at their own fair valuation using the Fund's fair value procedures.
Portfolio Holdings
A description of Davis Funds' policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.
Davis Funds' portfolio holdings are published twice a year in the Annual and Semi-Annual Reports which are mailed approximately 60 days after the end of the Fund's second and fourth fiscal quarters. In addition, each Fund publishes its portfolio holdings on Davis Funds' website (www.davisfunds.com) and the SEC website (www.sec.gov) approximately 60 days after the end of each fiscal quarter. Other information concerning the Fund's portfolio holdings may also be published on Davis Funds' website from time to time.
How Davis Funds Pays Earnings
There are two ways you can receive payments from the Davis Fund you invest in:
•	Dividends. Dividends are distributions to shareholders of net investment income and short-term capital gains on investments.
•	Capital Gains. Capital gains are profits received by a fund from the sale of securities held for the long term, which are then distributed to shareholders.
If you would like information about when a particular Davis Fund pays dividends and distributes capital gains, please call 1-800-279-0279. Unless you choose otherwise, Davis Funds will automatically reinvest your dividends and capital gains in additional fund shares.
You can request to have your dividends and capital gains paid to you by check or deposited directly into your bank account. Dividends and capital gains of $50 or less will not be sent by check but will be reinvested in additional fund shares.
Davis Funds also offer a Dividend Diversification Program, which allows you to have your dividends and capital gains from one Davis Fund reinvested in shares of another Davis Fund.
You will receive a statement each year detailing the amount of all dividends and capital gains paid to you during the previous year. To ensure that these distributions are reported properly to the U.S. Treasury, you must certify on your Davis Funds Application Form or on IRS Form W-9 that your Taxpayer Identification Number is correct and you are not subject to backup withholding. If you are subject to backup withholding, or you did not certify your Taxpayer Identification Number, the IRS requires Davis Funds to withhold a percentage of any dividends paid and redemption or exchange proceeds received.
How to Put Your Dividends and Capital Gains to Work
You can have all of your dividends and capital gains automatically invested in the same fund or the same share Class of any other Davis Fund. To be eligible for this Dividend Diversification Program, all accounts involved must be registered under the same name and same Class of shares and have a minimum initial value of $1,000 for Class A shares. See "How to Open an Account" for details. Shares are purchased at the chosen fund's net asset value on the dividend payment date. You can make changes to your selection or withdraw from the program at any time. To participate in this program, fill out the cross-reinvest information in the appropriate section of the Application Form. If you wish to establish this program after your account has been opened, call for more information.
Dividends and Distributions
•	Davis New York Venture Fund ordinarily distributes its dividends and capital gains, if any, in June and December.
•
Other Davis long-term growth funds (i.e., Davis Research Fund, Davis Opportunity Fund, Davis Financial Fund, Davis Global Fund and Davis International Fund) ordinarily distribute their dividends and capital gains, if any, in December.

•	The Davis growth & income funds (i.e., Davis Real Estate Fund and Davis Appreciation & Income Fund) ordinarily distribute dividends quarterly and capital gains, if any, in December.
•
Davis Government Bond Fund and Davis Government Money Market Fund ordinarily distribute dividends monthly. Davis Government Bond Fund ordinarily distributes capital gains, if any, in December. Davis Government Money Market Fund does not ordinarily distribute capital gains.

•
When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment. Davis Government Bond Fund's and Davis Government Money Market Fund's net asset values are not affected by dividend payments.

•
You may elect to reinvest dividend and/or capital gain distributions to purchase additional shares of any Davis Fund or you may elect to receive them in cash. Many shareholders do not elect to take capital gain distributions in cash because these distributions reduce principal value.

•
If a dividend or capital gain distribution is for an amount less than $50, the Fund will not issue a check. Instead, the dividend or capital gain distribution will be automatically reinvested in additional shares of the Fund.

•
If a dividend or capital gain distribution check remains uncashed for four months or is undeliverable by the United States Postal Service, the Fund will reinvest the dividend or distribution in additional shares of the Fund promptly after making this determination and future dividends and capital gains distributions will be automatically reinvested in additional shares of the Fund.

Federal Income Taxes
Taxes on Distributions
Distributions you receive from the Funds may be subject to income tax and may also be subject to state or local taxes unless you are exempt from taxation. Shareholders that are investing through a taxable account should consider the embedded gains or losses of a fund. For example, a new shareholder could be subject to taxes on a distribution they receive from a fund that was earned when they were not a shareholder. It is important to note that investors are only taxed on their own economic income over the life of the investment. The embedded gains or losses for a fund are disclosed in the most recent annual and semi-annual report.
For federal tax purposes, any taxable dividends and distributions of short-term capital gains are treated as ordinary income. The Funds' distributions of net long-term capital gains are taxable to you as long-term capital gains. Any taxable distributions you receive from the Funds will normally be taxable to you when made, regardless of whether you reinvest distributions or receive them in cash.
Davis Funds will send you a statement each year showing the tax status of your fund distributions.
Taxes on Transactions
Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the price you receive when you sell them.
More information concerning federal taxes is available in the Statement of Additional Information. Davis Advisors recommends that you consult with a tax advisor about dividends and capital gains that you may receive from Davis Funds.
Cost Basis Reporting
Mutual funds are required to report to the Internal Revenue Service the "cost basis" of shares acquired by a shareholder on or after January 1, 2012 ("covered shares") and subsequently redeemed. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The cost basis of a share is generally its purchase price adjusted for dividends, return of capital, and other corporate actions. Cost basis is used to determine whether a sale of the shares results in a gain or loss. If you redeem covered shares during any year, then the Fund will report the cost basis of such covered shares to the IRS and you on Form 1099-B. The Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods to calculate the cost basis in your covered shares. If you do not affirmatively elect a cost basis method, then the Fund's default cost basis calculation method, which is currently the Average Cost method, will be applied to your account(s). The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. If you hold Fund shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account. You are encouraged to consult your tax advisor regarding the application of the cost basis reporting rules and, in particular, which cost basis calculation method you should elect.
Fees and Expenses of the Fund
Each Fund must pay operating fees and expenses.
Management Fee
The management fee covers the normal expenses of managing the Fund, including compensation, research costs, corporate overhead expenses and related expenses. The difference in the fee structure between the Classes is primarily the result of their separate arrangements for shareholder and distribution services and is not the result of any difference in the amounts charged by Davis Advisors for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by Class. Different fees and expenses will affect performance.
12b-1 Fees
The Davis Funds have Plans of Distribution or "12b-1 Plans" under which the funds may use their own assets to finance distribution activities. The 12b-1 Plans are used primarily to pay dealers and other institutions for providing services to Davis Funds' shareholders. The 12b-1 Plans provide for annual distribution expenses of up to 0.25% of the average daily net asset value of the Class A shares.
For Class A shares, up to 0.25% of distribution expenses may be used to pay service fees to qualified dealers providing certain shareholder services. These services may include, but are not limited to, assessing a client's investment needs and recommending suitable investments on an ongoing basis.
Davis Research Fund only offers Class A shares at this time.
Other Expenses
Other expenses include miscellaneous fees from affiliated and outside service providers. These fees may include legal, audit, custodial fees, the costs of printing and mailing of reports and statements, automatic reinvestment of distributions and other conveniences, and payments to third parties that provide recordkeeping services or administrative services for investors in the Fund.
Total Fund Operating Expenses
The total cost of operating a mutual fund is reflected in its expense ratio. A shareholder does not pay operating costs directly instead, operating costs are deducted before the Fund's NAV is calculated and are expressed as a percentage of the Fund's average daily net assets. The effect of these fees is reflected in the performance results for that Class of shares. Investors should examine total operating expenses closely in the prospectus, especially when comparing one fund with another fund in the same investment category.
Fees Paid to Dealers and Other Financial Intermediaries
Broker-dealers and other financial intermediaries ("Qualifying dealers") may charge Davis Distributors, LLC (the "Distributor") or the Adviser substantial fees for selling Davis Funds' shares and providing continuing support to shareholders. Qualifying dealers may charge (i) sales commissions from sales charges paid by purchasing shareholders; (ii) distribution and service fees from the Fund's 12b-1 distribution plans; (iii) record-keeping fees from the Fund for providing record-keeping services to investors who hold Davis Funds' shares through dealer-controlled omnibus accounts; and (iv) other fees, described below, paid by Davis Advisors or the Distributor from their own resources.
Qualifying dealers may, as a condition to distributing shares of Davis Funds, request that the Distributor, or the Adviser, pay or reimburse the Qualifying dealer for: (i) marketing support payments including business planning assistance, educating personnel about Davis Funds, and shareholder financial planning needs, placement on the Qualifying dealer's list of offered funds, and access to sales meetings, sales representatives and management representatives of the Qualifying dealer; and (ii) financial assistance charged to allow the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These additional fees are sometimes referred to as "revenue sharing" payments. A number of factors are considered in determining fees paid to Qualifying dealers, including the dealer's sales and assets, and the quality of the dealer's relationship with the Distributor. Fees are generally based on the value of shares of the Fund held by the Qualifying dealer or financial institution for its customers or based on sales of Fund shares by the dealer or financial institution, or a combination thereof. Davis Advisors may use its profits from the advisory fee it receives from the Fund to pay some or all of these fees. Some Qualifying dealers may also choose to pay additional compensation to their registered representatives who sell the Fund. Such payments may be associated with the status of a Fund on a Qualifying dealer's preferred list of funds or otherwise associated with the Qualifying dealer's marketing and other support activities. The foregoing arrangements may create an incentive for the Qualifying dealers, brokers, or other financial institutions, as well as their registered representatives, to sell Davis Funds rather than other funds.
In 2014, the Distributor or the Adviser was charged additional fees by the Qualifying dealers listed below. The Distributor paid these fees from its own resources. These Qualifying dealers may provide Davis Funds enhanced sales and marketing support and financial advisers employed by the Qualifying dealers may recommend Davis Funds rather than other funds. Qualifying dealers may be added or deleted at any time.
ADP Broker Dealer, Inc.; Ameriprise Financial Services, Inc.; Australian Funds Marketing Ltd.; Charles Schwab & Co., Inc.; Diversified Investment Advisors, Inc.; Fidelity Brokerage Services LLC"; Fidelity Investments Institutional Services Company Inc.; Genworth Life Insurance Company of New York; Genworth Life and Annuity Insurance Company; Great-West Life & Annuity Insurance Company of New York; Hartford Life Insurance Company; Hartford Securities Distribution Company, Inc.; ING Life Insurance and Annuity Co.; ING Financial Advisers, LLC; John Hancock Life Insurance Company (U.S.A.); John Hancock Life Insurance Company of New York; JP Morgan Retirement Plan Services LLC; LPL Financial Corporation; Marshall & Ilsley Trust Company; Massachusetts Mutual Life Insurance Co.; Mercer HR Services LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Merrill Lynch Life Insurance Co.; Morgan Keegan & Company; Morgan Stanley Smith Barney LLC; Nationwide Financial Services, Inc.; New York Life Distribution; Raymond James & Associates, Inc.; Standard Insurance Company; Teachers Insurance and Annuity Association of America; T. Rowe Price Retirement Plan Services, Inc.; The Guardian Insurance & Annuity Company, Inc.; The Vanguard Group, Inc.; Transamerica Advisors Life Insurance Company; Transamerica Advisors Life Insurance Company of New York; UBS Financial Services, Inc.; Wells Fargo Advisors LLC; Wells Fargo Bank N.A.
In addition, the Distributor may, from time to time, pay additional cash compensation or other promotional incentives to authorized dealers or agents who sell shares of Davis Funds. In some instances, such cash compensation or other incentives may be offered only to certain dealers or agents who employ registered representatives who have sold or may sell significant amounts of shares of Davis Funds during specified periods of time.
Although Davis Funds may use brokers who sell shares of the Fund to execute portfolio transactions, the Fund does not consider the sale of Fund shares as a factor when selecting brokers to execute portfolio transactions.
Investors should consult their financial intermediaries regarding the details of payments they may receive in connection with the sale of Fund shares.
Due Diligence Meetings. The Distributor routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Davis Funds and are afforded the opportunity to speak with the Fund's Portfolio Managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Davis Funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by the Distributor.
Seminars and Educational Meetings. The Distributor may defray certain expenses of Qualifying dealers incurred in connection with seminars and other educational efforts subject to the Distributor's policies and procedures governing payments for such seminars. The Distributor may share expenses with Qualifying dealers for costs incurred in conducting training and educational meetings about various aspects of the Funds for the employees of Qualifying dealers. In addition, the Distributor may share expenses with Qualifying dealers for costs incurred in hosting client seminars at which the Fund is discussed.
Recordkeeping Fees. Certain Qualifying dealers have chosen to maintain "omnibus accounts" with Davis Funds. In an omnibus account, the Fund maintains a single account in the name of the Qualifying dealer and the dealer maintains all of its clients' individual shareholder accounts. Likewise, for many retirement plans, a third party administrator may open an omnibus account with Davis Funds and the administrator will then maintain all of the participant accounts. Davis Advisors, on behalf of the Fund, enters into agreements whereby the Fund is charged by the Qualifying dealer or administrator for such recordkeeping services.
Recordkeeping services typically include: (i) establishing and maintaining shareholder accounts and records; (ii) recording shareholder account balances and changes thereto; (iii) arranging for the wiring of funds; (iv) providing statements to shareholders; (v) furnishing proxy materials, periodic Davis Funds reports, prospectuses and other communications to shareholders as required; (vi) transmitting shareholder transaction information; and (vii) providing information in order to assist Davis Funds in their compliance with state securities laws. Each Davis Fund typically would be paying these shareholder servicing fees directly if a Qualifying dealer did not hold all customer accounts in a single omnibus account with each Davis Fund.
Other Compensation. The Distributor may, from its own resources and not from the Fund's, pay additional fees to the extent not prohibited by state or federal laws, the Securities and Exchange Commission (SEC), or any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA).
How To Choose a Share Class, Class A Shares
Davis Research Fund only offers Class A shares. Most Davis Funds offer other share classes in addition to Class A shares (e.g., Class B, Class C, Class Y and Class R). Before you buy shares in any Davis Fund, you need to decide which class of shares best suits your needs. Each class is subject to different expenses and sales charges.
Class A Shares
Class A shares may be best for you if you are a long-term investor who is willing to pay the entire sales charge at the time of purchase. In return, you pay a lower distribution fee than Class B or C shares. Davis Research Fund does not offer Class B or Class C shares at this time.
•
For any investment below $100,000, you buy Class A shares at their net asset value per share plus a sales charge, which is approximately 4.75% of the offering price (see chart following). The term "offering price" includes the front-end sales charge.

•	There is no limit to how much you can invest in this share class.
•
Davis Research Fund Class A shares are not currently subject to a 12b-1 fee. Other Davis Funds (other than Davis Government Money Market Fund) pay a distribution fee — up to 0.25% of the average daily net assets — each year you hold the shares.

Class A Shares Sales Charges for all Davis Funds except Davis Government Money Market Fund
Amount of Purchase	Sales Charge Approximate percentage of offering price	Sales Charge Approximate percentage of net amount invested	Amount of Sales Charge Retained by Dealer Percentage of offering price
Under $100,000	4.75%	4.99%	4.00%
$100,000-$249,999	3.50%	3.63%	3.00%
$250,000-$499,999	2.50%	2.56%	2.00%
$500,000-$749,999	2.00%	2.04%	1.75%
$750,000-$999,999	1.00%	1.01%	0.75%
$1 million or more*	None	None	None
* You pay no front-end sales charge on purchases of $1 million or more, but if you sell those shares (in any Davis Fund other than Davis Government Money Market Fund) within the first year, a deferred sales charge of 0.50% may be deducted from the redemption proceeds.
The Distributor may pay the dealer of record commissions (on Davis Funds other than Davis Government Money Market Fund) on purchases at the annual rate described in the table below. Commissions may be paid on either: (i) Class A purchases of $1 million or more; or (ii) Class A purchases (net of redemptions) in retirement plans which qualify for sales at net asset value. The commission will be paid only on purchases that were not previously subject to a front-end sales charge or dealer concession.
Purchase Amount	Commission
First $5 million	0.50%
More than $5 million	0.25%
The Fund may reimburse the Distributor for these payments through its Plans of Distribution. If distribution fee limits already have been reached for the year, the Distributor itself will pay the commissions.
Reduction of Class A Shares Initial Sales Charge
To receive a reduction in your Class A initial sales charge, you must let your financial adviser or Davis Funds know at the time you purchase shares that you qualify for such a reduction. If you do not let your adviser or Davis Funds know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled.
As the chart above shows, the sales charge gets smaller as your purchase amount increases. There are several ways you may combine purchases to qualify for a lower sales charge. To qualify for a reduction in Class A shares' initial sales charge, you must provide records (generally account statements are sufficient; your broker may require additional documents) of all Davis Funds shares owned which you wish to count towards the sales charge reduction.
You Can Combine Purchases of Class A Shares
•
With other "immediate family" members. To receive a reduced Class A sales charge, investments made by yourself, your spouse, and any children under the age of 21, may be aggregated if made for your own account(s) and/or certain other accounts, such as:

a) trust accounts established by the above individuals. However, if the person(s) who established the trust is deceased, then the trust account may only be aggregated with accounts of the primary beneficiary of the trust;
b) solely controlled business accounts; or
c) single-participant retirement plans.
•
Through employee benefit plans. If you buy shares through trust or fiduciary accounts and Individual Retirement Accounts (IRAs) of a single employer, the purchases will be treated as a single purchase.

•
Under a Statement of Intention. If you enter a Statement of Intention and agree to buy Class A shares of $100,000 or more over a thirteen-month period, all of the shares you buy during that period will be counted as a single purchase, with the exception of purchases into Davis Government Money Market Fund. Before entering a Statement of Intention, please read the terms and conditions in the Statement of Additional Information. Under a Statement of Intention, you agree to permit the Fund's service provider, State Street Bank and Trust Company, to hold fund shares in escrow to guarantee payment of any sales charges that may be due if you ultimately invest less than you agreed to invest over the covered thirteen-month period. Money Market Fund purchases do not count toward a Statement of Intention unless the shares were exchanged from another Davis Fund and the shares were previously subject to a sales charge.

•
Under Rights of Accumulation. If you notify your dealer or the Distributor, you can include the Class A, B and C shares in Davis Funds you already own (excluding shares in Davis Government Money Market Fund) when calculating the price for your current purchase. These shares are valued at current offering price to determine whether or not you qualify for a reduction in the sales charge. Money Market Fund purchases do not count toward Rights of Accumulation unless the shares were exchanged from another Davis Fund and the shares were previously subject to a sales charge.

•
Combining Rights of Accumulation (ROA) with Statement of Intention. A shareholder can use a Statement of Intention and Rights of Accumulation in conjunction with one another; the Statement of Intention will take precedence over the Rights of Accumulation. Once the Statement of Intention has been satisfied, any new purchases into any of the linked Class A share accounts will receive the reduced sales charge.

For more information about how to reduce Class A shares initial sales charge, please visit Davis Funds' website, free of charge at www.davisfunds.com (which includes additional information in a clear and prominent format that includes hyperlinks), consult your broker or financial intermediary, or refer to the Fund's Statement of Additional Information which is available through your financial intermediary or from the Funds by calling Investor Services at 1-800-279-0279.
Class A Shares Front-End Sales Charge Waivers
To receive a waiver of your Class A initial sales charge, you must let your financial adviser or Davis Funds know at the time you purchase shares that you qualify for such a waiver. If you do not let your adviser or Davis Funds know that you are eligible for a waiver, you may not receive a sales charge waiver to which you are otherwise entitled.
The Funds do not impose a sales charge on purchases of Class A shares for:
a)	Authorized qualified employee benefit plans or savings plans;
b)
Rollovers of current investments through authorized qualified employee benefit plans or savings plans, provided the shares are transferred to the same Davis Fund as either a direct rollover, or subsequent to distribution, the rolled-over proceeds are contributed to a Davis Fund IRA through an account directly with the Fund;

c)	Persons investing through an authorized payroll deduction plan;
d)	Persons investing through an authorized investment plan for organizations that operate under Section 501(c)(3) of the Internal Revenue Code;
e)	Registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in the Fund;
f)
Persons participating in a fee-based program (such as a wrap account) under which they (i) pay advisory fees to a broker-dealer or other financial institution or (ii) pay fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services;

g)
Financial intermediaries who have entered into an agreement with the Distributor and have been approved by the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee;

h)	Certain state sponsored 529 college savings plans;
i)	Persons involuntarily liquidated from a Fund, who within 60 days of liquidation buy new shares of another Davis Fund (but only up to the amount that was liquidated);
j)	Insurance company separate accounts;
k)	Investments in Davis Government Money Market Fund;
l)	Shareholders making purchases with dividends or capital gains that are automatically reinvested;
m)
Current and former directors, officers, and employees of any Davis Fund or Davis Advisors (or its affiliates), and their extended family. The term "extended family" includes "immediate family," which is one's spouse and children under 21, and also one's grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's sibling, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included. Extended family shall include any child regardless of age;

n)	Davis Advisors or its affiliates;
o)	Registered representatives, principals, and employees (and any extended family member) of securities dealers having a sales agreement with the Distributor;
p)	Financial institutions acting as fiduciaries making single purchases of $250,000 or more;
q)	State and local governments when purchasing directly from the Fund. Please consult your legal and investment advisers to determine if an investment in the Fund is permissible and suitable for you;
r)	Shareholders making purchases in certain accounts offered by securities firms that have entered into contracts with Davis Funds and which charge fees based on assets in the account; and
s)	Shareholder accounts established prior to December 2014 as a result of a merger with a Davis Fund.
Rollovers from Retirement Plans to IRAs
For qualifying rollovers, you must send the Funds' service provider, State Street Bank and Trust Company, a written request for the rollover.
Assets from retirement plans may be invested in Class A, B, or C shares through an IRA rollover. Rollovers invested in Class A shares from retirement plans will be subject to applicable sales charges. Rollovers to Class A shares will be made without a sales charge if they meet the following requirements:
a) the assets being rolled over were invested in Davis Funds at the time of distribution; and
b) the rolled over assets are contributed to a Davis Funds IRA with State Street Bank and Trust Company as custodian.
IRA assets that rollover without a sales charge as described above will not be subject to a contingent deferred sales charge.
IRA rollover assets invested in Class A shares that are not attributable to Davis Funds investments, as well as future contributions to the IRA, will be subject to sales charges and the terms and conditions generally applicable to Class A share investments as described in the prospectus and Statement of Additional Information.
Class B Shares
Davis Research Fund does not offer Class B shares at this time.
Class C Shares
Davis Research Fund does not offer Class C shares at this time.
Deferred Sales Charge
If you purchase shares subject to a contingent deferred sales charge and redeem any of those shares during the applicable holding period for the class of shares you own, the contingent deferred sales charge will be deducted from the redemption proceeds unless you are eligible for one of the waivers described below. At redemption, the deferred sales charge will be calculated from the date of each purchase, excluding any time that shares were held in a money market fund. You will pay a deferred sales charge in the following cases:
•	As a Class A shareholder, only if you buy shares valued at $1 million or more without a sales charge and sell the shares within one year of purchase.
To keep deferred sales charges as low as possible, the Funds will first sell shares in your account that are not subject to a deferred sales charge (if any). The Funds do not impose a deferred sales charge on the amount of your account value represented by an increase in net asset value over the initial purchase price, or on shares acquired through dividend reinvestments or capital gains distributions. If the net asset value has decreased the sales charge will be based on the current NAV. To determine whether the deferred sales charge applies to a redemption, shares are redeemed in the following order:
•	Shares in your account represented by an increase in NAV over the initial purchase price (appreciation).
•	Shares acquired by reinvestment of dividends and capital gain distributions.
•	Shares that are no longer subject to the deferred sales charge.
•	Shares held the longest, but which are still subject to the deferred sales charge.
Deferred Sales Charge Waivers
The Funds will waive the deferred sales charge on sales of Class A shares of and Davis Fund if:
•	You sell Class A shares that were not subject to a commission at the time of purchase (the amount of purchase totaled $1 million or more) and the shares were held for more than a year.
•
You die and were the sole owner of the account. Otherwise, shares can be redeemed without a contingent deferred sales charge following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established. If you claim a disability you must provide evidence of a determination of disability by the Social Security Administration.

•	You sell shares under a qualified retirement plan or IRA that constitutes a tax-free return of excess contributions to avoid a penalty.
•	Your Fund redeems the remaining shares in your account under an Involuntary Redemption.
•	You qualify for an exception related to defined contribution plans. These exceptions are described in the Statement of Additional Information.
•	You are a director, officer or employee of Davis Advisors or one of its affiliates (or an extended family member of a director, officer or employee).
If the net asset value of the shares that you sell has increased since you purchased them, any deferred sales charge will be based on the original cost of the shares.
If you have any additional questions about choosing a share class, please call the Funds toll free at 1-800-279-0279, Monday through Friday, from 9 a.m. to 6 p.m. Eastern time. If you still are not sure about which class is best for you, contact your financial adviser.
How to Open an Account
To open an account with Davis Funds you must meet the initial minimum investment for each Fund you choose to invest in. For Class A share accounts you must invest at least $1,000.
At the Distributor's discretion, the minimum may be waived for an account established under a "wrap account" or other fee-based program that is sponsored and maintained by a registered broker-dealer approved by the Distributor.
Two Ways You Can Open an Account
•
By Mail. Complete and sign the Application Form and mail it to the Fund's service provider, State Street Bank and Trust Company. Include a check made payable to Davis Funds. All purchases by check should be in U.S. dollars. Davis Funds will not accept third-party checks, starter checks, traveler's checks or money orders.

•
By Dealer. You may have your dealer order and pay for the shares. In this case, you must pay your dealer directly. Your dealer will then order the shares from the Distributor. Please note that your dealer may charge a service fee or commission for these transactions.

Anti-Money Laundering Compliance
Davis Funds and the Distributor are required to comply with various anti-money laundering laws and regulations and have appointed an anti-money laundering compliance officer. Consequently, the Funds or the Distributor may request additional information from you to verify your identity and the source of your funds. If you do not provide the requested information, Davis Funds may not be able to open your account. If at any time the Funds believe an investor may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Fund and the Distributor may choose not to establish a new account or may be required to "freeze" a shareholder's account. They may also be required to provide a government agency or another financial institution with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds or the Distributor to inform the shareholder that it has taken the actions described above.
Retirement Plan Accounts
You can invest in Davis Funds using any of these types of retirement plan accounts:
•	IRAs
•	Roth IRAs
•	Education Savings Accounts
•	Simple IRAs
•	Simplified Employee Pension (SEP) IRAs
•	403(b) Plans
State Street Bank and Trust Company acts as custodian for these retirement plans and charges each participant a $15 custodial fee each year per Social Security Number. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. This custodial fee is automatically deducted from each account unless you elect to pay the fee directly. There is also a $15 fee for closing retirement plan accounts. To open a retirement plan account, you must fill out a special application form. You can request this form by calling Investor Services or by visiting Davis Funds' internal website.
How to Buy, Sell and Exchange Shares
Once you have established an account with Davis Funds, you can add to or withdraw from your investment. This prospectus describes the types of transactions you can perform as a Davis Funds shareholder including how to initiate these transactions and the charges that you may incur (if any) when buying, selling or exchanging shares. A transaction will not be executed until all required documents have been received in a form meeting all legal requirements. Legal requirements vary depending upon the type of transaction and the type of account. Call Investor Services for instructions. These procedures and charges may change over time and the prospectus in effect at the time a transaction is initiated will describe the procedures and charges which will apply to the transaction.
Right to Reject or Restrict any Purchase or Exchange Order
Purchases and exchanges (other than for Davis Government Money Market Fund) should be made for long-term investment purposes only. Davis Funds and the Distributor reserve the right to reject any purchase or exchange order for any reason prior to the end of the first business day after the date that a purchase or exchange order was processed. Davis Funds or the Distributor may reject a current purchase order or restrict an investor from placing future purchase orders. Davis Funds and the Distributor will not reject or restrict a redemption order without adequate reason, including but not limited to allowing a purchase check to clear, a court order, etc. Exchanges involve both a redemption and a purchase, only the purchase side of the exchange may be rejected or restricted. Davis Funds are not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the securities markets. Accordingly, purchases or exchanges that are part of activity that Davis Funds or the Distributor have determined may involve actual or potential harm to a fund may be rejected.
Three Ways to Buy, Sell and Exchange Shares
•	By Telephone. Call 1-800-279-0279. You can speak directly with an Investor Services Professional, Monday through Friday, from 9 a.m. to 6 p.m. Eastern time.
•	By Mail. Send the request to the Funds' service provider, State Street Bank and Trust Company.
Regular mail:
Davis Funds
c/o State Street Bank and Trust Company
P.O. Box 8406
 Boston, MA 02266-8406
Express shipping:
Davis Funds
c/o State Street Bank and Trust Company
30 Dan Road
 Canton, MA 02021-2809
•	By Dealer. Contact a dealer who will execute the transaction through the Distributor. Please note that your dealer may charge service fees or commissions for these transactions.
The Davis Funds do not issue certificates for any class of shares. Instead, shares purchased are automatically credited to an account maintained for you on the books of Davis Funds by State Street Bank and Trust Company. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from Davis Funds. Dividend and capital gain distributions, purchases through automatic investment plans and certain retirement plans, and automatic exchanges and withdrawals will be confirmed at least quarterly.
When Your Transactions Are Processed
Purchases, sales, and exchanges will be processed at 4 p.m. Eastern time after Davis Funds' transfer agent or other qualified financial intermediary receives your request to purchase or sell shares in good order, including all documents which are required to constitute a legal purchase, sale or exchange of shares.
Buying More Shares
You may buy more shares at any time, by mail, through a dealer or by wire. The minimum purchase amount for all share classes is $25.
•	By Mail. When you purchase shares by mail:
•	Make the check payable to Davis Funds.
•
If you have the investment slip from your most recent statement, include it with the check. If you do not have an investment slip, include a letter with your check stating the name of the Fund, the class of shares you wish to buy, and your account number.

•	Mail the check to:
Regular mail:
Davis Funds
c/o State Street Bank and Trust Company
P.O. Box 8406
 Boston, MA 02266-8406
Express shipping:
Davis Funds
c/o State Street Bank and Trust Company
30 Dan Road
 Canton, MA 02021-2809
•	Through a Dealer. When you buy shares through a dealer, you may be charged service fees or commissions for these transactions.
•
By Telephone. If you have a bank account listed on your account you may purchase shares via ACH (Automated Clearing House) and the funds will be pulled directly from your bank account to purchase shares. Call 1-800-279-0279 to speak to an Investor Services Professional, Monday through Friday, from 9 a.m. to 6 p.m. Eastern time.

•	By Wire. You may wire federal funds directly to the Fund's service provider, State Street Bank and Trust Company. To ensure that the purchase is credited properly, follow these wire instructions:
State Street Bank and Trust Company
Boston, MA 02210
Attn: Mutual Fund Services
[Name of Davis Fund and Class of shares that you are buying]
Shareholder Name
Shareholder Account Number
Federal Routing Number 011000028
 DDA Number 9904-606-2
Inactive Accounts
A Fund may be required to transfer to the state your assets if they are deemed abandoned under the relevant state's laws regarding unclaimed or abandoned property. This is called escheatment. Escheatment can apply to shares of the Fund that you own as well as any uncashed dividends, redemptions, or distributions from the Fund. The amounts that are unclaimed or abandoned are required to be reported and paid over to the relevant state, which will generally hold the assets for a period. However, the state will generally not pay interest on any amounts that are escheated.
In certain circumstances, the state will sell or liquidate the shares at the prevailing market price. In the event that you seek to reclaim the escheated shares after they have been liquidated, you will generally be able to recover only the amount received by the state when it sold the shares, and not any appreciation that may otherwise have been realized had the shares not been liquidated. A shareholder may be subject to tax penalties if the shares were held in a tax-deferred account such as an IRA. You should consult a tax adviser for advice about the particular tax consequences associated with the escheatment of your shares.
The escheatment rules vary significantly by state and may depend on the type of account in which the shares are held. For example, some states will require the Fund to escheat shares if you have had no contact with the Fund within a specified time period (generally, three or five years) while other states requires shares to be escheated if mailings sent to you are returned as undeliverable by the United States Postal Service. State rules will vary and an investor should review the unclaimed or abandoned property department website for their state for specific information.
Making Automatic Investments
An easy way to increase your investment in any Davis Fund is to sign up for the Automatic Investment Plan. Under this plan, you arrange for a predetermined amount of money to be withdrawn from your bank account and invested in Fund shares. The minimum amount you can invest under the plan each month is $25. The account minimum of $1,000 must be met prior to establishing an automatic investment plan.
Purchases can be processed electronically on any day of the month if the institution that services your bank account is a member of the Automated Clearing House (ACH) system. Each debit should be reflected on your next bank statement.
To sign up for the Automatic Investment Plan, complete the appropriate section of the Application Form or complete an Account Service Form. You can modify your Automatic Investment Plan at any time by calling Investor Services.
Selling Shares
You may sell back all or part of your shares in any Davis Fund in which you invest (also known as redeeming your shares) on any day that the Fund is open at net asset value minus any sales charges that may be due. You can sell the shares by telephone, by mail or through a dealer.
You may sell shares in any of the following ways:
•
By Mail. To sell shares by mail, send the request to one of the addresses below. All registered shareholders must sign the request. Redemption proceeds are usually paid to you by check within seven days after State Street Bank and Trust Company receives your proper redemption request.

•	Mail the request to:
Regular mail:
Davis Funds
c/o State Street Bank and Trust Company
P.O. Box 8406
 Boston, MA 02266-8406
Express shipping:
Davis Funds
c/o State Street Bank and Trust Company
30 Dan Road
 Canton, MA 02021-2809
•	A medallion signature guarantee is required if the redemption request is:
•	for a check greater than $100,000;
•	made payable to someone other than the registered shareholder(s);
•	sent to an address other than to the address of record or to an address of record that has been changed in the last 30 days; or
•	to a bank account not on record.
•	Through a Dealer. When you sell shares through a dealer, you may be charged service fees or commissions for these transactions.
•	By Telephone. Call 1-800-279-0279 to speak to an Investor Services Professional, Monday through Friday, from 9 a.m. to 6 p.m. Eastern time.
•	Redemptions by check:
•	are limited to $100,000;
•	must be mailed to the address of record that has been on the account for at least 30 days; and
•	must be made payable to the registered shareholder.
Redemptions via wire or ACH can only be done to a bank currently on the account.
You may redeem shares on any day that the Fund is open. Redemption proceeds may be withheld until a sufficient period of time has passed for State Street Bank and Trust Company to be reasonably sure that all checks or drafts (including certified or cashier's checks) for shares purchased have cleared, normally not exceeding fifteen calendar days.
What You Need to Know Before You Sell Your Shares
You will always receive cash for sales that total less than $250,000 or one percent of a fund's net asset value during any ninety-day period. Any sales above the cash limit may be paid in securities. The securities you receive may be liquid or illiquid, you would have to pay brokerage fees if you sold the securities and you would be subject to market and other applicable risks until the securities were sold. You may be unable to sell illiquid securities.
In certain circumstances, such as death of a shareholder or acting as power of attorney, additional documentation may be required. Please contact Investor Services at 1-800-279-0279 to determine if your situation requires such documentation.
In the past, Davis Funds issued certificates for its shares. If a certificate was issued for the shares you wish to sell, the certificate must be sent by certified mail to State Street Bank and Trust Company and accompanied by a letter of instruction signed by the owner(s). A sale may produce a gain or loss. Gains may be subject to tax.
The Securities and Exchange Commission may suspend redemption of shares under certain emergency circumstances if the New York Stock Exchange is closed for reasons other than customary closings and holidays.
Medallion Signature Guarantee
To protect you and Davis Funds against fraud, certain redemption requests must be made in writing with your signature guaranteed. A medallion signature guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of a United States stock exchange participate in the medallion signature guarantee program. No other form of signature verification will be accepted.
Stock Power
This is a letter of instruction signed by the owner of Fund shares that gives State Street Bank and Trust Company permission to transfer ownership of the shares to another person or group. Any transfer of ownership requires that all shareholders have their signatures medallion-guaranteed.
If You Decide to Buy Back Shares You Sold
If you sold Davis Funds Class A shares on which you have paid a sales charge (other Classes of shares are not entitled to this privilege) and decide to repurchase some or all shares within 60 days of sale, you may notify the Funds in writing of your intent to exercise the Subsequent Repurchase Privilege. This privilege can only be exercised once. With this privilege you may purchase Class A shares at current net asset value without a sales charge. If you redeemed Class A shares and paid a contingent deferred sales charge on redemption, it will not be refunded or returned to your account. You may purchase Class A shares of the same fund/account in an amount up to, but not exceeding, the dollar amount of Class A shares which you previously redeemed. To exercise this privilege, you must send a letter to the Fund's service provider, State Street Bank and Trust Company, along with a check for the repurchased shares.
Involuntary Redemption
If your fund/account balance declines to less than the minimum for your share class in any fund as a result of a redemption, exchange or transfer, the Fund will redeem your remaining shares in the Fund at net asset value. You will be notified before your account is involuntarily redeemed. Telephone redemptions will receive immediate notice that the redemption will result in the entire account being redeemed upon execution of the transaction. All other redemptions will receive a letter notifying account holders that their accounts will be involuntarily redeemed unless the account balance is increased to the Fund minimum. For Class A shares this is typically $1,000. Please see "How to Open an Account" for details.
Making Systematic Withdrawals
You can sell a predetermined dollar or percentage amount each month or quarter (for retirement accounts or IRAs, withdrawals may be established on an annual basis). Because withdrawals are sales, they may produce a gain or loss. If you purchase additional fund shares at around the same time that you make a withdrawal, you may have to pay taxes and a sales charge. When you participate in this plan, known as the Systematic Withdrawal Plan, shares are sold so that you will receive payment by one of three methods:
•	You may receive a check at the address of record provided that this address has not changed for a period of at least 30 days.
•
You may also choose to receive funds by ACH by completing an account service form. If you wish to execute a Systematic Withdrawal Plan by ACH after your account has been established, please complete an account service form and have your signature medallion guaranteed.

•
You may have funds sent by check to a third party at an address other than the address of record. In order to do so, you must complete the appropriate section of the Application Form. If you wish to designate a third-party payee after your account has been established, you must submit a letter of instruction with a medallion signature guarantee.

You may stop systematic withdrawals at any time without charge or penalty by calling Investor Services.
Wiring Sale Proceeds to Your Bank Account
You may be eligible to have your redemption proceeds electronically transferred to a commercial bank account by federal funds wire. There is a $5 charge by State Street Bank and Trust Company for wire service and receiving banks may also charge for this service. Proceeds of redemption by federal funds wire are usually credited to your bank account on the next business day after the sale. Alternatively, redemption through ACH will usually arrive at your bank two banking days after the sale. To have redemption proceeds sent by federal funds wire to your bank, you must first fill out the Banking Instructions section on the account application form and attach a voided check or deposit slip. If the account has already been established, an Account Service Form must be submitted with a medallion guarantee and a voided check.
Exchanging Shares
You can sell shares of any Davis Fund to buy shares in the same class of any other Davis Fund without having to pay a sales charge. This is known as an exchange. You can only exchange shares from your account within the same class and under the same registration. You can exchange shares by telephone, by mail or through a dealer. The initial exchange must be for at least the minimum for your share class. For Class A shares this is typically $1,000. Please see "How to Open an Account" for details. Exchanges are normally performed on the same day of the request if received in proper form (all necessary documents, signatures, etc.) by 4 p.m. Eastern time.
Shares in different Davis Funds may be exchanged at relative net asset value. However, if any Davis Fund shares being exchanged are subject to a deferred sales charge, Statement of Intention or other limitation, the limitation will continue to apply to the shares received in the exchange. When you exchange shares in a Davis Fund for shares in Davis Government Money Market Fund, the holding period for any deferred sales charge does not continue during the time that you own Davis Government Money Market Fund shares. Any period that you are invested in shares of Davis Government Money Market Fund will be added to the declining sales charge period.
You may exchange shares in any of the following ways:
•	By Mail. To exchange shares by mail, send the request to one of the addresses below. All registered shareholders must sign the request.
•	Mail the request to:
Regular mail:
Davis Funds
c/o State Street Bank and Trust Company
P.O. Box 8406
 Boston, MA 02266-8406
Express shipping:
Davis Funds
c/o State Street Bank and Trust Company
30 Dan Road
 Canton, MA 02021-2809
•	Through a Dealer. When you exchange shares through a dealer, you may be charged service fees or commissions for these transactions.
•	By Telephone. Call 1-800-279-0279 to speak to an Investor Services Professional, Monday through Friday, from 9 a.m. to 6 p.m. Eastern time.
In the past, Davis Funds issued certificates. If you wish to exchange shares for which you hold share certificates, these certificates must be sent by certified mail to State Street Bank and Trust Company accompanied by a letter of instruction signed by the owner(s). If your shares are being sold for cash, this is known as a redemption. Please see "What You Need to Know Before You Sell Your Shares" in this prospectus for restrictions that might apply to this type of transaction.
Before you decide to make an exchange, you must obtain the current prospectus of the desired Davis Fund. For federal income tax purposes, exchanges between Davis Funds are treated as a sale and a purchase. Therefore, there will usually be a recognizable capital gain or loss due to an exchange.
Frequent Purchases and Redemptions of Fund Shares
Davis Funds discourage short-term or excessive trading, do not accommodate short-term or excessive trading, and, if detected, intend to restrict or reject such trading or take other action if in the judgment of Davis Advisors such trading may be detrimental to the interest of a Fund. Such strategies may dilute the value of fund shares held by long-term shareholders, interfere with the efficient management of the Fund's portfolio, and increase brokerage and administrative costs.
The Davis Funds' Board of Directors has adopted a 30-day restriction policy with respect to the frequent purchase and redemption of fund shares. Under the 30-day restriction any shareholder redeeming shares from an equity fund will be precluded from investing in the same equity fund for 30 calendar days after the redemption transaction. This policy also applies to redemptions and purchases that are part of an exchange transaction. Check writing redemptions from the money market fund are excluded from this restriction, as are transactions that are part of a systematic plan. Certain financial intermediaries, such as 401(k) plan administrators, may apply purchase and exchange limitations which are different than the limitations discussed above. These limitations may be more or less restrictive than the limitations imposed by Davis Funds, but are designed to detect and prevent excessive trading. Shareholders should consult their financial intermediaries to determine what purchase and exchange limitations may be applicable to their transactions in Davis Funds through those financial intermediaries. To the extent reasonably feasible, the Funds' market timing procedures apply to all shareholder accounts and neither Davis Funds nor Davis Advisors have entered into agreements to exempt any shareholder from application of either Davis Funds' or a financial intermediary's market-timing procedures, as applicable.
Davis Funds receive purchase, exchange and redemption orders from many financial intermediaries which maintain omnibus accounts with the Funds. Omnibus account arrangements permit financial intermediaries to aggregate their clients' transactions and ownership positions. If Davis Funds or the Distributor discovers evidence of material excessive trading in an omnibus account they may seek the assistance of the financial intermediary to prevent further excessive trading in the omnibus account. Shareholders seeking to engage in excessive trading practices may employ a variety of strategies to avoid detection and there can be no assurance that Davis Funds will successfully prevent all instances of market timing.
If Davis Funds, at its discretion, identifies any activity that may constitute frequent trading, it reserves the right to restrict further trading activity regardless of whether the activity exceeds the funds written guidelines. In applying this policy, Davis Funds reserves the right to consider the trading of multiple accounts under common ownership, control or influence to be trading out of a single account.
Making Automatic Exchanges
You can elect to make automatic monthly exchanges if all accounts involved are registered under the same name and have a minimum initial value of at least the minimum for your share class. For Class A shares this is typically $1,000. Please see "How to Open an Account" for details. You must exchange at least $25 to participate in this program, known as the Automatic Exchange Program. To sign up for this program you may contact Investor Services.
Telephone Transactions
When you call Davis Funds you can speak directly with an Investor Services Professional during business hours (9 a.m. to 6 p.m. Eastern time). Davis Research Fund accounts cannot be accessed through Davis Funds' automated telephone system.
When you buy, sell or exchange shares by telephone instruction, you agree Davis Funds are not liable for following telephone instructions believed to be genuine (that is, directed by the account holder, registered representative or authorized trader, whose name is on file). Davis Advisors uses certain procedures to confirm that your instructions are genuine, including a request for personal identification and a tape recording of the conversation. If these procedures are not used, the Fund may be liable for any loss from unauthorized instructions.
Be aware that during unusual market conditions Davis Funds may not be able to accept all requests by telephone.
Internet Transactions
Davis Research Fund accounts cannot be accessed through Davis Funds' website.

PROSPECTUS∙ DAVIS RESEARCH FUND∙

Financial Highlights
This table is designed to show you the financial performance of the Fund in this prospectus for the past five years ended July 31, 2014. Some of the information reflects financial results for a single fund share. The total returns represent the rate at which an investor would have earned (or lost) money on an investment in the Fund, assuming that all dividends and capital gains have been reinvested.
This information has been derived from the Fund's financial statements, which were audited by KPMG LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

PROSPECTUS∙ DAVIS RESEARCH FUND∙

DAVIS RESEARCH FUNDFinancial Highlights

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS A
	Year ended July 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$15.37	$12.37	$12.12	$10.55	$9.65

Income from Investment Operations:
Net Investment Income	0.16	0.22	0.17	0.13	0.04
Net Realized and Unrealized Gains	2.23	3.00	0.18	1.57	0.89
Total from Investment Operations	2.39	3.22	0.35	1.70	0.93

Dividends and Distributions:
Dividends from Net Investment Income	(0.17)	(0.22)	(0.10)	(0.13)	(0.03)
Total Dividends and Distributions	(0.17)	(0.22)	(0.10)	(0.13)	(0.03)
Net Asset Value, End of Period	$17.59	$15.37	$12.37	$12.12	$10.55

Total Return[a]	15.62%	26.36%	2.95%	16.16%	9.58%

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$46,120	$39,914	$31,635	$30,781	$26,678
Ratio of Expenses to Average Net Assets:
Gross	0.70%	0.71%	0.78%	0.82%	0.87%
Net[b]	0.70%	0.71%	0.78%	0.82%	0.87%
Ratio of Net Investment Income to Average Net Assets	0.96%	1.61%	1.43%	1.09%	0.35%
Portfolio Turnover Rate[c]	27%	45%	28%	30%	55%

[a]
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

[b]	The Net Ratio of Expenses to Average Net Assets reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.
[c]
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

PROSPECTUS∙ DAVIS RESEARCH FUND∙

Obtaining Additional Information
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information provides more detailed information about Davis Funds and their management and operations. The Statement of Additional Information and the Fund's Annual and Semi-Annual Reports are available, without charge, upon request.
The Davis Funds' Statement of Additional Information and Annual Report have been filed with the Securities and Exchange Commission, are incorporated into this prospectus by reference, and are legally a part of this prospectus.

how to get more information
(Including Annual Report, Semi-Annual Report and Statement of Additional Information)
•	By Telephone. Call Davis Funds toll-free at 1-800-279-0279, Monday through Friday, from 9 a.m. to 6 p.m. Eastern time. You may also call this number for account inquiries.
•	By Mail. Write to Davis Funds c/o State Street Bank and Trust Company, P.O. Box 8406, Boston, MA 02266-8406.
•	On the Internet. http://10.1.1.127/dsaco/html/fundinfo/fundinfo.html.
•
From the SEC. Additional copies of the registration statement can be obtained, for a duplicating fee, by visiting the Public reference Room or writing the Public Reference Section of the SEC, Washington, DC 20549-1520, or by sending an electronic request to publicinfo@sec.gov. Reports and other information about the Fund are also available on the EDGAR database on the SEC website (www.sec.gov). For more information on the operations of the Public Reference Room, call 1-202-551-8090.

New Over 40 years of Reliable Investing Tag Line	Investment Company Act File No. 811-1701

PROSPECTUS∙ DAVIS RESEARCH FUND∙

STATEMENT OF ADDITIONAL INFORMATION
December 1, 2014

Davis New York Venture Fund

An Authorized Series of
Davis New York Venture Fund, Inc.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
1-800-279-0279

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's prospectus dated December 1, 2014. This Statement of Additional Information incorporates the prospectus by reference. A copy of the Fund's prospectus may be obtained, without charge, by calling Investor Services at 1-800-279-0279 or by visiting our website at davisfunds.com/prospectuses_and_forms/.

The Fund's most recent Annual Report and Semi-Annual Report to Shareholders are separate documents that are available on request and without charge by calling Investor Services. The Annual Report dated July 31, 2014, accompanying notes and report of independent registered public accounting firm appearing in the Annual Report are incorporated, by reference, in this Statement of Additional Information. The Semi-Annual Report (unaudited) and the accompanying notes are incorporated, by reference, into this Statement of Additional Information.

Class A (NYVTX)
Class B (NYVBX)
Class C (NYVCX)
Class Y (DNVYX)
Class R (NYVRX)

Table of Contents

SECTION I: INVESTMENT OBJECTIVE, STRATEGIES, RISKS AND RESTRICTIONS	3
Investment Objective	3
Non-Principal Investment Strategies and Risks	3
Portfolio Transactions	20
Investment Restrictions	24
SECTION II: THE FUND AND KEY PERSONS	26
Organization Of The Fund	26
Directors And Officers	27
Directors	27
Independent Directors' Compensation	29
Officers	30
Standing Committees Of The Board Of Directors	30
Risk Oversight	31
Directors' Fund Holdings	32
Independent Directors' Affiliations And Transactions	32
Certain Shareholders Of The Fund	33
Investment Advisory Services	35
Portfolio Managers	37
Disclosure of Portfolio Holdings	39
Distribution of Fund Shares	40
Other Important Service Providers	43
SECTION III: CLASSES OF SHARES, PURCHASES, EXCHANGES AND REDEMPTIONS	43
Selecting The Appropriate Class of Shares	43
How To Purchase Shares	48
Special Services	48
Exchange Of Shares	49
Redemption Of Shares	50
SECTION IV: GENERAL INFORMATION	50
Determining The Price Of Shares	50
Dividends And Distributions	51
Federal Income Taxes	51
Procedures and Shareholder Rights are Described by Current Prospectus and Other Disclosure Documents	52
Performance Data	52
APPENDIX A: QUALITY RATINGS OF DEBT SECURITIES	57
APPENDIX B: TERMS AND CONDITIONS FOR A STATEMENT OF INTENTION	59
APPENDIX C: SUMMARY OF THE ADVISER'S PROXY VOTING POLICIES AND PROCEDURES	60
APPENDIX D: QUESTIONS & ANSWERS DAVIS FUNDS (OTHER THAN DAVIS NEW YORK VENTURE FUND) WILL NO LONGER OFFER CLASS B SHARES FOR SALE AFTER APRIL 30, 2013	62

Statement of Additional Information ∙ Davis New York Venture Fund

Section I: Investment Objective, Strategies, Risks and Restrictions
This Statement of Additional Information supplements and should be read in conjunction with the prospectus of Davis New York Venture Fund (the "Fund").
The Adviser and Sub-Adviser. The Fund is managed by Davis Selected Advisers, L.P. (the "Adviser") and Davis Selected Advisers – NY, Inc. (the "Sub-Adviser").
Investment Objective
The investment objective, principal investment strategies and the main risks of investing in the Fund are described in the Fund's prospectus. The investment objective of the Fund is long term growth of capital. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund may not be appropriate for all investors and short-term investing is discouraged. The Fund's investment objective is not a fundamental policy and may be changed by the Board of Directors without a vote of shareholders. The Fund's prospectus would be amended prior to any change in investment objective and shareholders would be provided at least 30 days' notice before the change in investment objective was implemented.
Non-Principal Investment Strategies and Risks
Davis Funds may implement investment strategies which are not principal investment strategies if, in the Adviser's professional judgment, the strategies are appropriate. A strategy includes any policy, practice, or technique used by the Funds to achieve their investment objectives. Whether a particular strategy, including a strategy to invest in a particular type of security, is a principal investment strategy depends on the strategy's anticipated importance in achieving the Fund's investment objectives, and how the strategy affects the Fund's potential risks and returns. In determining what is a principal investment strategy, the Adviser considers, among other things, the amount of the Fund's assets expected to be committed to the strategy, the amount of the Fund's assets expected to be placed at risk by the strategy, and the likelihood of the Fund losing some or all of those assets from implementing the strategy. Non-principal investment strategies are generally those investments which constitute less than 5% to 10% of a Fund's assets depending upon their potential impact upon the investment performance of the Fund. There are exceptions to the 5% to 10% of assets test, including, but not limited to, the percentage of a Fund's assets invested in a single industry or in a single country.
While the Adviser expects to pursue the Fund's investment objective by implementing the principal investment strategies described in the Fund's prospectus, the Fund may employ non-principal investment strategies or securities if, in Davis Advisors' professional judgment, the securities, trading, or investment strategies are appropriate. Factors that Davis Advisors considers in pursuing these other strategies include whether the strategy: (i) is likely to be consistent with shareholders' reasonable expectations; (ii) is likely to assist the Adviser in pursuing the Fund's investment objective; (iii) is consistent with the Fund's investment objective; (iv) will not cause the Fund to violate any of its fundamental or non-fundamental investment restrictions; and (v) will not materially change the Fund's risk profile from the risk profile that results from following the principal investment strategies as described in the Fund's prospectus and further explained in this Statement of Additional Information, as amended from time to time.
The composition of the Fund's portfolio and the strategies that the Adviser may use to try to achieve the Fund's investment objectives may vary depending on market conditions and available investment opportunities. The Fund is not required to use any of the investment strategies described below in pursuing its investment objective. The Fund may use some of the investment strategies rarely or not at all. Whether the Fund uses a given investment strategy at a given time depends on the professional judgment of the Adviser.
Equity Strategies and Risks
Emphasizing Investments in Selected Market Sectors. The Fund may invest up to 25% of its net assets in the securities of issuers conducting their principal business activities in the same industry. Significant investments in selected market sectors render a portfolio particularly vulnerable to the risks of its target sectors. Prior to investing 20% or more in a selected market sector the Fund's prospectus would be amended to clarify that this has become a principal investment strategy.
Passive Foreign Investment Companies. Some securities of companies domiciled outside the U.S. in which the Fund may invest may be considered passive foreign investment companies ("PFICs") under U.S. tax laws. PFICs are foreign corporations which generate primarily passive income. For federal tax purposes, a corporation is deemed a PFIC if 75% or more of the foreign corporation's gross income for its tax year is passive income or, in general, if 50% or more of its assets are assets that produce or are held to produce passive income. Passive income is further defined as any income to be considered foreign personal holding company income within the subpart F provisions defined by Section 954 of the Internal Revenue Code.
Investing in PFICs involves the risks associated with investing in foreign securities, as described above. There is also the risk that the Fund may not realize that a foreign corporation it invests in is a PFIC for federal tax purposes. Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs. The Fund makes efforts to ensure compliance with federal tax reporting of these investments, however, there can be no guarantee that the Fund's efforts will always be successful.
Unsponsored Depositary Receipts. The Fund may invest in both sponsored and unsponsored arrangements. In a sponsored arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas in an unsponsored arrangement the foreign issuer assumes no obligations and the depositary's transaction fees are paid by the holders. Foreign issuers in respect of whose securities unsponsored depositary receipts have been issued are not necessarily obligated to disclose material information in the markets in which the unsponsored depositary receipts are traded and, therefore, such information may not be reflected in the prices of such securities in those markets. Shareholder benefits, voting rights and other attached rights may not be extended to the holders of unsponsored depositary receipts.
Investments in Other Investment Companies. The Fund can invest in the securities issued by other investment companies, which can include open-end funds, closed-end funds, or exchange-traded funds ("ETFs", which are typically open-ended funds or unit investment trusts listed on a stock exchange). The Fund may do so as a way of gaining exposure to securities represented by the investment company's portfolio at times when the Fund may not be able to buy those securities directly. As a shareholder of an investment company, the Fund would be subject to their ratable share of that investment company's expenses, including its advisory and administration expenses. At the same time, the Fund would bear its own management fees and expenses. The Fund does not intend to invest in other investment companies unless the portfolio manager believes that the potential benefits of the investment justify the expenses. The Fund's investments in the securities of other investment companies are subject to the limits that apply to those kinds of investments under the Investment Company Act of 1940, as revised ("1940 Act").
Initial Public Offerings ("IPOs"). An IPO is the initial public offering of securities of a particular company. IPOs in which the Fund invests can have a dramatic impact on Fund performance and assumptions about future performance based on that impact may not be warranted. Investing in IPOs involves risks. Many, but not all, of the companies issuing IPOs are small, unseasoned companies. Many are companies that have only been in operation for short periods of time. Small company securities, including IPOs, are subject to greater volatility in their prices than are securities issued by more established companies. If the Fund does not intend to make a long-term investment in an IPO (it is sometimes possible to immediately sell an IPO at a profit) the Adviser may not perform the same detailed research on the company that it does for core holdings.
Rights and Warrants. Rights and warrants are forms of equity securities. Warrants, basically, are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have shorter maturities and are distributed directly by issuers to their shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
Other forms of equity securities. In addition to common stock the Fund may invest in other forms of equity securities, including preferred stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. Events that have a negative impact on a business probably will be reflected in a decline in the price of its equity securities. Furthermore, when the total value of the stock market declines, most equity securities, even those issued by strong companies, likely will decline in value.
Inflation risk. Also called purchasing power risk, is the chance that the cash flows from an investment won't be worth as much in the future because of changes in purchasing power due to inflation.
Real Estate Companies, Including REITs. Real estate securities are issued by companies that have at least 50% of the value of their assets, gross income or net profits attributable to ownership, financing, construction, management or sale of real estate, or to products or services that are related to real estate or the real estate industry. The Fund does not invest directly in real estate. Real estate companies include: real estate investment trusts ("REITs") or other securitized real estate investments, brokers, developers, lenders and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. REITs pool investors' funds for investment primarily in income-producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income, and with the requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) each taxable year. REITs generally can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs also can realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. To the extent that the management fees paid to a REIT are for the same or similar services as the management fees paid by the Fund, there will be a layering of fees, which would increase expenses and decrease returns. Securities issued by REITs may trade less frequently and be less liquid than common stock issued by other companies.
Real estate securities, including REITs, are subject to risks associated with the direct ownership of real estate including: (i) declines in property values, because of changes in the economy or the surrounding area or because a particular region has become less appealing to tenants; (ii) increases in property taxes, operating expenses, interest rates or competition; (iii) overbuilding; (iv) changes in zoning laws; (v) losses from casualty or condemnation;. (vi)declines in the value of real estate, risks related to general and local economic conditions, (vii) uninsured casualties or condemnation losses; (viii)fluctuations in rental income; (ix) changes in neighborhood values; (x) the appeal of properties to tenants; (xi) increases in interest rates, and (xii) access to the credit markets. The Fund also could be subject to such risks by reason of direct ownership as a result of a default on a debt security it may own.
Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent on management skill, may not be diversified and are subject to project financing risks. REITs also are subject to: heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for the favorable federal income tax treatment generally available to REITs under the Internal Revenue Code, and failing to maintain exemption from registration under the 1940 Act. Changes in interest rates also may affect the value of the debt securities in the Fund's portfolio. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expense of the Fund but also, indirectly, similar expenses of the REITs, including compensation of management. Some real estate securities may be rated less than investment grade by rating services. Such securities may be subject to the risks of high-yield, high-risk securities discussed below.
Preferred Stock risk. Preferred stock is a form of equity security and is generally ranked behind an issuer's debt securities in claims for dividends and assets of an issuer in a liquidation or bankruptcy. An adverse event may have a negative impact on a company and could result in a decline in the price of its preferred stock.
Convertible Securities. Convertible securities are a form of equity security. Generally, convertible securities are: bonds, debentures, notes, preferred stocks, warrants or other securities that convert or are exchangeable into shares of the underlying common stock at a stated exchange ratio. Usually, the conversion or exchange is solely at the option of the holder. However, some convertible securities may be convertible or exchangeable at the option of the issuer or are automatically converted or exchanged at a certain time, or on the occurrence of certain events, or have a combination of these characteristics. Usually a convertible security provides a long-term call on the issuer's common stock and therefore tends to appreciate in value as the underlying common stock appreciates in value. A convertible security also may be subject to redemption by the issuer after a certain date and under certain circumstances (including a specified price) established on issue. If a convertible security held by the Fund is called for redemption, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it.
Convertible bonds, debentures and notes are varieties of debt securities, and as such are subject to many of the same risks, including interest rate sensitivity, changes in debt rating and credit risk. In addition, convertible securities are often viewed by the issuer as future common stock subordinated to other debt and carry a lower rating than the issuer's non-convertible debt obligations. Thus, convertible securities are subject to many of the same risks as high-yield, high-risk securities. A more complete discussion of these risks is provided below in the sections titled "Bonds and Other Debt Securities" and "High-Yield, High-Risk Debt Securities."
Due to its conversion feature, the price of a convertible security normally will vary in some proportion to changes in the price of the underlying common stock. A convertible security will also normally provide a higher yield than the underlying common stock (but generally lower than comparable non-convertible securities). Due to their higher yield, convertible securities generally sell above their "conversion value," which is the current market value of the stock to be received on conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because the yield acts as a price support. When the underlying common stocks rise in value, the value of convertible securities also may be expected to increase, but generally will not increase to the same extent as the underlying common stocks.
Fixed income securities generally are considered to be interest rate sensitive. The market value of convertible securities will change in response to changes in interest rates. During periods of falling interest rates, the value of convertible bonds generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Changes by recognized rating services in their ratings of debt securities and changes in the ability of an issuer to make payments of interest and principal also will affect the value of these investments.
Fixed Income Strategies and Risks
Bonds and Other Debt Securities. Bonds and other debt securities may be purchased by the Fund if the Adviser believes that such investments are consistent with the Fund's investment strategies, may contribute to the achievement of the Fund's investment objective and will not violate any of the Fund's investment restrictions. The U.S. Government, corporations and other issuers sell bonds and other debt securities to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest, but are purchased at discounts from their face values. The prices of debt securities fluctuate, depending on such factors as interest rates, credit quality and maturity.
Bonds and other debt securities, generally, are subject to credit risk and interest rate risk. While debt securities issued by the U.S. Treasury generally are considered free of credit risk, debt issued by agencies and corporations all entail some level of credit risk. Investment grade debt securities have less credit risk than do high-yield, high-risk debt securities. Credit risk is described more fully in the section titled "High-Yield, High-Risk Debt Securities."
Bonds and other debt securities, generally, are interest rate sensitive. During periods of falling interest rates, the values of debt securities held by the Fund generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating services in their ratings of debt securities and changes in the ability of an issuer to make payments of interest and principal also will affect the value of these investments.
U.S. Government Securities. U.S. Government securities represent loans by investors to the U.S. Treasury Department or a wide variety of government agencies and instrumentalities. Securities issued by most U.S. government entities are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. These entities include, among others, the Federal Home Loan Banks (FHLBs), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC). Securities issued by the U.S. Treasury and a small number of U.S. government agencies, such as the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government. The market values of U.S. government and agency securities and U.S. Treasury securities are subject to fluctuation.
U.S. Government securities include mortgage-related securities issued by an agency or instrumentality of the U.S. Government. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. GNMA certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA certificates are characterized as "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of such certificates.
As of September 7, 2008, the Federal Housing Finance Agency ("FHFA") was appointed as the conservator of FHLMC and FNMA for an indefinite period. In accordance with the Federal Housing Finance Regulatory Reform Act of 2008 and the Federal Housing Enterprises Financial Safety and Soundness Act of 1992, as conservator, the FHFA will control and oversee these entities until the FHFA deems them financially sound and solvent. During the conservatorship, each entity's obligations are expected to be paid in the normal course of business. Although no express guarantee exists for the debt or mortgage-backed securities issued by these entities, the U.S. Department of the Treasury, through a securities lending credit facility and a senior preferred stock purchase agreement, has attempted to enhance the ability of the entities to meet their obligations.
Pools of mortgages also are issued or guaranteed by other agencies of the U.S. Government. The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened or lengthened by unscheduled or early payment, or by slower than expected prepayment of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool.
A collateralized mortgage obligation ("CMO") is a debt security issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality that is collateralized by a portfolio or pool of mortgages, mortgage-backed securities, U.S. Government securities or corporate debt obligations. The issuer's obligation to make interest and principal payments is secured by the underlying pool or portfolio of securities. CMOs are most often issued in two or more classes (each of which is a separate security) with varying maturities and stated rates of interest. Interest and principal payments from the underlying collateral (generally a pool of mortgages) are not necessarily passed directly through to the holders of the CMOs; these payments typically are used to pay interest on all CMO classes and to retire successive class maturities in a sequence. Thus, the issuance of CMO classes with varying maturities and interest rates may result in greater predictability of maturity with one class and less predictability of maturity with another class than a direct investment in a mortgage-backed pass-through security (such as a GNMA certificate). Classes with shorter maturities, typically, have lower volatility and yield while those with longer maturities, typically, have higher volatility and yield. Thus, investments in CMOs provide greater or lesser control over the investment characteristics than mortgage pass-through securities and offer more defensive or aggressive investment alternatives.
Investments in mortgage-related U.S. Government securities, such as GNMA certificates and CMOs, also involve other risks. The yield on a pass-through security typically is quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Accelerated prepayments adversely impact yields for pass-through securities purchased at a premium; the opposite is true for pass-through securities purchased at a discount. During periods of declining interest rates, prepayment of mortgages underlying pass-through certificates can be expected to accelerate. When the mortgage obligations are prepaid, the Fund reinvests the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, the Fund's ability to maintain a portfolio of high-yielding, mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities that have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages that underlie securities purchased at a premium could result in capital losses. Investment in such securities also could subject the Fund to "maturity extension risk," which is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security that was considered a short- or intermediate-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.
If the Fund purchases mortgage-backed securities that are "subordinated" to other interests in the same mortgage pool, the Fund, as a holder of those securities, may only receive payments after the pool's obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages. An unexpectedly high or low rate of prepayment on a pool's underlying mortgages may have similar effects on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greatest in the case of more highly subordinate securities.
The guarantees of the U.S. Government, its agencies and instrumentalities are guarantees of the timely payment of principal and interest on the obligations purchased. The value of the shares issued by the Fund is not guaranteed and will fluctuate with the value of the Fund's portfolio. Generally, when the level of interest rates rise, the value of the Fund's investment in U.S. Government securities is likely to decline and, when the level of interest rates decline, the value of the Fund's investment in U.S. Government securities is likely to rise.
The Fund may engage in portfolio trading primarily to take advantage of yield disparities. Such trading strategies may result in minor temporary increases or decreases in the Fund's current income and in its holding of debt securities that sell at substantial premiums or discounts from face value. If expectations of changes in interest rates or the price of the securities prove to be incorrect, the Fund's potential income and capital gain will be reduced or its potential loss will be increased.
Interest Rate Sensitivity risk. If a security pays a fixed interest rate, and market rates increase, the value of the fixed-rate security should decline. Interest rates may also have a powerful influence on the earnings of financial institutions.
Credit risk. Like any borrower, the issuer of a fixed income security may be unable to make timely payments of interest and principal. If the issuer is unable to make payments in a timely fashion the value of the security will decline and may become worthless. Financial institutions are often highly leveraged and may not be able to make timely payments of interest and principal. Even U.S. Government Securities are subject to credit risk.
High-Yield, High-Risk Debt Securities. The real estate securities, convertible securities, bonds and other debt securities in which the Fund may invest may include high-yield, high-risk debt securities rated BB or lower by Standard & Poor's Corporation ("S&P") or Ba or lower by Moody's Investors Service ("Moody's") or unrated securities. Securities rated BB or lower by S&P and Ba or lower by Moody's are referred to in the financial community as "junk bonds" and may include D-rated securities of issuers in default. See Appendix A for a more detailed description of the rating system. Ratings assigned by credit agencies do not evaluate market risks. The Adviser considers the ratings assigned by S&P or Moody's as one of several factors in its independent credit analysis of issuers. A description of each bond quality category is set forth in Appendix A titled "Quality Ratings of Debt Securities." The ratings of Moody's and S&P represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. There is no assurance that any rating will not change. The Fund may retain a security whose rating has changed or has become unrated.
While likely to have some quality and protective characteristics, high-yield, high-risk debt securities, whether or not convertible into common stock, usually involve increased risk as to payment of principal and interest. Issuers of such securities may be highly leveraged and may not have available to them traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high-yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their principal and interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high-yield securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.
High-yield, high-risk debt securities are subject to greater price volatility than higher-rated securities, tend to decline in price more steeply than higher-rated securities in periods of economic difficulty or accelerating interest rates, and are subject to greater risk of non-payment in adverse economic times. There may be a thin trading market for such securities, which may have an adverse impact on market price and the ability of the Fund to dispose of particular issues and may cause the Fund to incur special securities' registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Unexpected net redemptions may force the Fund to sell high-yield, high-risk debt securities without regard to investment merit, thereby possibly reducing return rates. Such securities may be subject to redemptions or call provisions, which, if exercised when investment rates are declining, could result in the replacement of such securities with lower-yielding securities, resulting in a decreased return. To the extent that the Fund invests in bonds that are original issue discount, zero-coupon, pay-in-kind or deferred interest bonds, the Fund may have taxable interest income greater than the cash actually received on these issues. In order to avoid taxation at the Fund level, the Fund may have to sell portfolio securities to meet distribution requirements.
The market values of high-yield, high-risk debt securities tend to reflect individual corporate developments to a greater extent than higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-rated securities also tend to be more sensitive to economic and industry conditions than higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis regarding individual lower-rated bonds, may result in reduced prices for such securities. If the negative factors such as these adversely impact the market value of high-yield, high-risk securities and the Fund holds such securities, the Fund's net asset value will be adversely affected.
The Fund may have difficulty disposing of certain high-yield, high-risk bonds because there may be a thin trading market for such bonds. Because not all dealers maintain markets in all high-yield, high-risk bonds, the Fund anticipates that such bonds could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on market price and the ability to dispose of particular issues and also may make it more difficult to obtain accurate market quotations or valuations for purposes of valuing the Fund's assets. Market quotations generally are available on many high-yield issues only from a limited number of dealers and may not necessarily represent firm bid prices of such dealers or prices for actual sales. In addition, adverse publicity and investor perceptions may decrease the values and liquidity of high-yield, high-risk bonds regardless of a fundamental analysis of the investment merits of such bonds. To the extent that the Fund purchases illiquid or restricted bonds, it may incur special securities' registration responsibilities, liabilities and costs, and liquidity and valuation difficulties relating to such bonds.
Bonds may be subject to redemption or call provisions. If an issuer exercises these provisions when investment rates are declining, the Fund will be likely to replace such bonds with lower-yielding bonds, resulting in decreased returns. Zero-coupon, pay-in-kind and deferred interest bonds involve additional special considerations. Zero-coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified cash payment date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at discounts from their face amounts or par value. The market prices of zero-coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than securities paying interest currently with similar maturities and credit quality. Pay-in-kind bonds pay interest in the form of other securities rather than cash. Deferred interest bonds defer the payment of interest to a later date. Zero-coupon, pay-in-kind or deferred interest bonds carry additional risk in that, unlike bonds that pay interest in cash throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold. There is no assurance of the value or the liquidity of securities received from pay-in-kind bonds. If the issuer defaults, the Fund may obtain no return at all on its investment. To the extent that the Fund invests in bonds that are original issue discount, zero-coupon, pay-in-kind or deferred interest bonds, the Fund may have taxable interest income greater than the cash actually received on these issues. In order to distribute such income to avoid taxation, the Fund may have to sell portfolio securities to meet its distribution requirements under circumstances that could be adverse.
Federal tax legislation limits the tax advantages of issuing certain high-yield, high-risk bonds. This could have a materially adverse effect on the market for high-yield, high-risk bonds.
Cash Management. For defensive purposes or to accommodate inflows of cash awaiting more permanent investment, the Fund may temporarily and without limitation hold high-grade, short-term money market instruments, cash and cash equivalents, including repurchase agreements. The Fund also may invest in registered investment companies which are regulated as money market funds or companies exempted from registration under Sections 3(c)(1) or 3(c)(7) of the 1940 Act that themselves primarily invest in temporary defensive investments, including U.S. Government securities and commercial paper. To the extent that the management fees paid to other investment companies are for the same or similar services as the management fees paid by the Fund, there will be a layering of fees that would increase expenses and decrease returns. Investments in other investment companies are limited by the 1940 Act and the rules there under.
Derivatives. The Funds can invest in a variety of derivative investments to pursue their investment objectives using both speculative and/or hedging strategies. Historically the Funds have not invested in derivative investments. Some derivative investments the Funds can use are the instruments described below.
Hedging. A Fund can use hedging to attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities that have appreciated or to facilitate selling securities for investment reasons. To do so, the Fund could:
•	sell futures contracts;
•	buy puts on such futures or on securities; or
•	write covered calls on securities or futures.
The Fund can use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case, the Fund would normally seek to purchase the securities and then terminate that hedging position. The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in the value of the market. To do so the Fund could:
•	buy futures;
•	buy calls on such futures or on securities; or
•	sell puts on such futures or on securities.
The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Adviser's discretion, as described below. The Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund can employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.
Futures. The Fund can buy and sell futures contracts that relate to: (1) broad-based stock indices ("stock index futures"); (2) debt securities (these are referred to as "interest rate futures"); (3) other broad-based securities indices (these are referred to as "financial futures"); (4) foreign currencies (these are referred to as "forward contracts"); or (5) commodities (these are referred to as "commodity futures").
A broad-based stock index is used as the basis for trading stock index futures. They may in some cases be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and its value fluctuates in response to the changes in value of the underlying stocks. A stock index cannot be purchased or sold directly. Financial futures are similar contracts based on the future value of the basket of securities that comprise the index. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party also may settle the transaction by entering into an off-setting contract.
An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction. Either party also could enter into an off-setting contract to close out the position.
On entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.
At any time before expiration of the future, the Fund can elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund. Any loss or gain on the future is then realized by the Fund for tax purposes. All futures transactions, except forward contracts, are effected through a clearinghouse associated with the exchange on which the contracts are traded.
Put and Call Options. The Fund can buy and sell (and sell short) certain kinds of put options ("puts") and call options ("calls"). The Fund can buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options, commodities options and options on the other types of futures described above.
Writing Covered Call Options. The Fund can write (that is, sell) covered calls. If the Fund sells a call option, it must be covered. That means the Fund must own the security subject to the call while the call is outstanding or for certain types of calls, the call can be covered by identifying liquid assets on the Fund's books to enable the Fund to satisfy its obligations if the call is exercised.
When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. If the Fund owns the underlying security, the Fund continues to bear the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case, the Fund would keep the cash premium and the investment. If the underlying security should rise in value above the call price, the Fund may either have to deliver the underlying security to the owner of the call without profiting from the rise in value, or pay the owner of the call the difference between the call price and the current value of the underlying security.
When the Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case, the Fund would keep the cash premium.
The Fund's custodian bank or a securities depositary acting for the custodian bank, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the option or when the Fund enters into a closing transaction.
When the Fund writes an over-the-counter ("OTC") option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the marked-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker. To terminate its obligation on a call it has written, the Fund can purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending on whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction. The Fund may realize a profit if the call expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for federal income tax purposes, as are the premiums on lapsed calls. When distributed by the Fund, they are taxable as ordinary income. If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.
The Fund also can write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by identifying an equivalent dollar amount of liquid assets on the Fund's books. The Fund will identify additional liquid assets on its books if the value of the segregated assets drops below 100% of the current value of the future. Because of this segregation requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future require the Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.
Writing Put Options. The Fund can write/sell put options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period.
If the Fund writes a put, the put must be covered by liquid assets identified on the Fund's books. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price. If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price. The price usually will exceed the market value of the investment at that time. In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.
When writing a put option on a security, to secure its obligation to pay for the underlying security the Fund will deposit in escrow or otherwise segregate liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore foregoes the opportunity of investing the segregated assets or writing calls against those assets.
As long as the Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to take delivery of the underlying security and pay the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates on expiration of the put. It also may terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.
The Fund can decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being exercised. Effecting a closing purchase transaction also will permit the Fund to write another put option on the security or to sell the security and use the proceeds from the sale for other investments. The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for federal tax purposes and, when distributed by the Fund, are taxable as ordinary income.
Purchasing Calls and Puts. The Fund can purchase calls to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund buys a call (other than in a closing purchase transaction), it pays a premium. The Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call. If the Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case, the Fund will have paid the premium but lost the right to purchase the underlying investment.
The Fund can buy puts regardless of whether it holds the underlying investment in its portfolio. When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price. Buying a put on securities or futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case, the Fund will have paid the premium but lost the right to sell the underlying investment. However, the Fund can sell the put prior to its expiration. That sale may or may not be at a profit.
When the Fund purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. Gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.
Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. The Fund limits its exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or a closely correlated currency. The Fund also can use "cross-hedging" where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.
Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed on by the parties. The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.
The Fund can use forward contracts to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.
When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund might enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a "transaction hedge." The transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared and the date on which the payments are made or received.
The Fund also could use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a "position hedge." When the Fund believes that foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in that foreign currency. When the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, the Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. That is referred to as a "cross hedge."
The Fund will cover its short positions in these cases by identifying to its custodian bank assets having a value equal to the aggregate amount of the Fund's commitment under forward contracts. The Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge. However, to avoid excess transactions and transaction costs, the Fund can maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency. The cover must be at least equal at all times to the amount of that excess. As one alternative, the Fund can purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, the Fund can purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high as or higher than the forward contract price.
The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases, the Adviser might decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the "spot" (that is, cash) market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received on the sale of the security. There will be additional transaction costs on the spot market in those cases.
The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements would not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transactions costs. The use of forward contracts in this manner might reduce the Fund's performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.
At or before the maturity of a forward contract requiring the Fund to sell a currency, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative, the Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an off-setting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first and off-setting contracts.
The cost to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts usually are entered into on a principal basis, no brokerage fees or commissions are involved. Because these contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of the counterparty under each forward contract.
Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund can convert foreign currency from time to time and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.
Index-Linked Notes. Principal and/or interest payments on these notes depend on the performance of an underlying index. Currency-indexed securities are another derivative the Fund can use. Typically these are short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This type of index security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.
Debt Exchangeable for Common Stock of an Issuer or "Equity-Linked Debt Securities" of an Issuer. At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer's common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock might not be as high as the Adviser expected.
Interest Rate Swap Transactions. The Fund can enter into interest rate swap agreements. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they might swap the right to receive floating rate payments for fixed rate payments. The Fund can enter into swaps only on securities that it owns. Also, the Fund will identify liquid assets on its books (typically U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest-bearing cash equivalents) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily as needed.
Swap agreements entail both interest rate risk and credit risk. There is a risk that based on movements of interest rates in the future the payments made by the Fund under a swap agreement will be greater than the payments it received. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Adviser will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.
The Fund can enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty shall be regarded as parts of an integral agreement. If amounts are payable on a particular date in the same currency in respect of one or more swap transactions, the amount payable on that date in that currency shall be the net amount. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate all of the swaps with that party. Under these agreements, if a default results in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap for each swap. It is measured by the mark-to-market value at the time of the termination of each swap. The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination generally is referred to as "aggregation."
Hedging Foreign Currency. To attempt to reduce exposure to currency fluctuations, the Fund may trade in forward foreign currency exchange contracts (forward contracts), currency futures contracts and options thereon and securities indexed to foreign securities. These techniques are not always effective and their use may expose the Fund to other risks, such as liquidity and counterparty risk. The Adviser exercises its professional judgment as to whether the reduction in currency risk justifies the expense and exposure to liquidity and counterparty risk. These techniques may be used to lock in an exchange rate in connection with transactions in securities denominated or traded in foreign currencies, to hedge the currency risk in foreign securities held by the Fund and to hedge a currency risk involved in an anticipated purchase of foreign securities. Cross-hedging also may be utilized that is, entering into a hedge transaction with respect to a foreign currency different from the one in which a trade is to be made or in which a portfolio security is principally traded. There is no limitation on the amount of assets that may be committed to currency hedging. However, the currency hedging transactions may be utilized as a tool to reduce currency fluctuation risks due to a current or anticipated position in foreign securities. The successful use of currency hedging transactions usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements. Should interest or exchange rates move in an unexpected manner, the anticipated benefits of futures contracts, options or forward contracts may not be achieved or losses may be realized and thus the Fund could be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward contracts, and adverse market movements therefore could continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. When taking a position in an anticipatory hedge (when the Fund purchases a futures contract or other similar instrument to gain market exposure in anticipation of purchasing the underlying securities at a later date), the Fund is required to set aside cash or high-grade liquid securities to fully secure the obligation.
A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date that is individually negotiated and privately traded by currency traders and their customers. Such a contract gives the Fund a position in a negotiated, currently non-regulated market. The Fund may enter into a forward contract for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). Additionally, when the Adviser believes that a foreign currency may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. When the Adviser believes that the U.S. dollar may suffer a substantial decline against a foreign currency, the Fund may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount in anticipation of purchasing foreign traded securities ("position hedge"). In this situation the Fund may, in the alternative, enter into a forward contract with respect to a different foreign currency for a fixed U.S. dollar amount ("cross hedge"). This may be done, for example, where the Adviser believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated.
The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter. Currently, a significant portion or all of the value of an over-the-counter option may be treated as an illiquid investment and subject to the restriction on such investments as long as the SEC requires that over-the-counter options be treated as illiquid. Generally, the Fund would utilize options traded on exchanges where the options are standardized.
The Fund may enter into contracts for the purchase or sale for future delivery of foreign currencies ("currency futures contracts") and may purchase and write put and call options to buy or sell currency futures contracts. A "sale" of a currency futures contract means the acquisition of a contractual obligation to deliver the foreign currencies called for by the contract at a specified price on a specified date. A "purchase" of a currency futures contract means the incurring of a contractual obligation to acquire the foreign currencies called for by the contract at a specified price on a specified date. Options on currency futures contracts to be purchased by the Fund will be traded on U.S. or foreign exchanges or over-the-counter.
The Fund also may purchase securities (debt securities or deposits) that have their coupon rate or value at maturity determined by reference to the value of one or more foreign currencies. These strategies will be used for hedging purposes only. The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The Fund will not enter into a currency hedging position that exposes the Fund to an obligation to another party unless it follows its segregated account procedures.
The Fund's ability to dispose of its positions in futures contracts, options and forward contracts will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to currencies are still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by the Fund over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that: (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit; and (ii) the Fund may not be able to sell currencies covering an option written by the Fund until the option expires or it delivers the underlying futures currency on exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. The Fund's ability to engage in currency hedging transactions may be limited by tax considerations.
Risks of Hedging With Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Adviser uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return or may compound its losses. The Fund also could experience losses if the prices of its futures and options positions were not correlated with its other investments.
The Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.
The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.
If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.
An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund might experience a loss if it could not close out a position because of an illiquid market for the future or option.
There is a risk in using short hedging by selling futures or purchasing puts on broad-based indices or futures to attempt to protect against declines in the value of the Fund's portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund's securities. For example, it is possible that while the Fund has used hedging instruments in a short hedge, the market might advance and the value of the securities held in the Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices on which the hedging instruments are based. The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.
The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.
The Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broad-based indices or on securities. It is possible that when the Fund does so, the market might decline. If the Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.
Regulatory Aspects of Hedging Instruments. If and when the Fund begins using futures and options on futures, the Fund will be required to operate within certain guidelines and restrictions with respect to the use of futures as established by the Commodities Futures Trading Commission (the "CFTC"). In particular, prior to trading in derivatives, the Fund intends to comply with Rule 4.5 and make the necessary filings with the CFTC to be exempted from registration with the CFTC as a commodity pool operator. To comply with Rule 4.5 the Fund would be required to limit its transactions in commodities to below one of two thresholds. One of the thresholds requires that the Fund's aggregate initial margin and premiums posted for its non-bona fide hedging trading in these instruments must not exceed five percent of the liquidating value of its portfolio. As an alternative the Fund may limit the aggregate net notional value of its derivatives transactions not used solely for bona fide hedging purposes to no more than 100 percent of the liquidation value of its portfolio determined at the time the most recent position was established.
Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund can write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.
Under the Investment Company Act, when the Fund purchases a future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it.
Tax Aspects of Certain Hedging Instruments. Certain foreign currency exchange contracts in which the Fund can invest are treated as "Section 1256 contracts" under the Internal Revenue Code. In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt those transactions from this marked-to-market treatment.
Certain forward contracts the Fund enters into may result in "straddles" for federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the off-setting positions making up the straddle. A previously disallowed loss generally is allowed at the point when there is no unrecognized gain in the off-setting positions making up the straddle or the off-setting position is disposed of.
Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss: (1) gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and (2) gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.
Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of the Fund's investment income available for distribution to its shareholders.
Additional Non-Principal Investment Strategies and Risks
Restricted and Illiquid Securities. The Fund may invest in restricted securities that are subject to contractual restrictions on resale. The Fund's policy is to not purchase or hold illiquid securities (which may include restricted securities) if more than 15% of the Fund's net assets would then be illiquid. If illiquid securities were to exceed 15% of the value of the Fund's net assets, the Adviser would attempt to reduce the Fund's investment in illiquid securities in an orderly fashion.
The restricted securities that the Fund may purchase include securities that have not been registered under the Securities Act of 1933, as amended (the "1933 Act") but are eligible for purchase and sale pursuant to Rule 144A ("Rule 144A Securities"). This Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser, under criteria established by the Fund's Board of Directors, will consider whether Rule 144A Securities being purchased or held by the Fund are illiquid and thus subject to the Fund's policy limiting investments in illiquid securities. In making this determination, the Adviser will consider the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market and the nature of the security and the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A Securities also will be monitored by the Adviser and if, as a result of changed conditions, it is determined that a Rule 144A Security is no longer liquid, the Fund's holding of illiquid securities will be reviewed to determine what, if any, action is required in light of the policy limiting investments in such securities. Investing in Rule 144A Securities could have the effect of increasing the amount of investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.
The Fund may also invest in securities of U.S. and non-U.S. issuers that are issued through private offerings pursuant to Regulation S the 1933 Act, as amended. Regulation S securities are subject to legal or contractual restrictions on resale, these securities may be considered illiquid, as described above. Although Regulation S securities may be resold in privately negotiated transactions, the price realized from these sales could be less than the price paid by the Fund. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.
Distressed Companies. The Fund may invest in, or continue to hold, debt or securities issued by distressed companies which are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy. A bankruptcy, merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Fund invests in the debt or securities may not be completed on the terms or within the time frame contemplated, which may result in losses to the Fund. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default and are generally more likely to become worthless than the securities of more financially stable companies.
Borrowing. The Fund may purchase additional securities so long as borrowings do not exceed 5% of its total assets. The Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. The Fund may borrow from banks provided that, immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings. In the event that such asset coverage at any time falls below 300% the Fund shall, within three days thereafter (not including Sundays and holidays) reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The Fund is not required to dispose of portfolio holdings immediately if the Fund would suffer losses as a result. Borrowing money to meet redemptions or other purposes would have the effect of temporarily leveraging the Fund's assets and potentially exposing the Fund to leveraged losses.
Lending Portfolio Securities. The Fund may lend its portfolio securities to certain types of eligible borrowers approved by the Board of Directors. The Fund may engage in securities lending to earn additional income or to raise cash for liquidity purposes. The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. The collateral must consist of cash, bank letters of credit, securities of the U.S. Government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest.
Lending activities are strictly limited as described in the section titled "Investment Restrictions." Lending money or securities involves the risk that the Fund may suffer a loss if a borrower does not repay a loan when due. To manage this risk the Fund deals only with counterparties it believes to be creditworthy and requires that the counterparty deposit collateral with the Fund.
When it loans securities, the Fund still owns the securities, receives amounts equal to the dividends or interest on loaned securities and is subject to gains or losses on those securities. The Fund also receives one or more of: (a) negotiated loan fees, (b) interest on securities used as collateral, and/or (c) interest on any short-term debt instruments purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund also may pay reasonable finder's, custodian and administrative fees in connection with these loans. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.
Short Sales. When the Fund believes that a security is overvalued, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. If the price of the security decreases in value, the Fund may make a profit and, conversely, if the security increases in value, the Fund will incur a loss because it will have to replace the borrowed security by purchasing it at a higher price. There can be no assurance that the Fund will be able to close out the short position at any particular time or at an acceptable price. Although the Fund's gain is limited to the amount at which it sold a security short, its potential loss is not limited. A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a "short squeeze" can occur. This means that the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund. If the Fund sells a security short it will either own an off-setting "long position" (an economically equivalent security which is owned) or establish a "Segregated Account" as described in this Statement of Additional Information.
The Fund also may make short sales "against-the-box," in which it sells short securities it owns. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box, which results in a "constructive sale," requiring the Fund to recognize any taxable gain from the transaction.
The Fund has adopted a non-fundamental investment limitation that prevents it from selling any security short if it would cause more than 5% of its total assets, taken at market value, to be sold short. This limitation does not apply to selling short against the box.
When-Issued and Delayed-Delivery Transactions. The Fund can invest in securities on a "when-issued" basis and can purchase or sell securities on a "delayed-delivery" basis. When-issued and delayed-delivery are terms that refer to securities whose terms and indenture are available and for which a market exists but that are not available for immediate delivery.
When such transactions are negotiated, the price (which generally is expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date (generally within 45 days of the date the offer is accepted). The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates before settlement will affect the value of such securities and may cause a loss to the Fund. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund from the investment.
The Fund may engage in when-issued transactions to secure what the Adviser considers to be an advantageous price and yield at the time of entering into the obligation. When the Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield the Adviser considers to be advantageous. When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and strategies, and not for the purpose of investment leverage. Although the Fund will enter into delayed-delivery or when-issued purchase transactions to acquire securities, it can dispose of a commitment before settlement. If the Fund chooses to dispose of the right to acquire a when-issued security before its acquisition or to dispose of its right to delivery or receive against a forward commitment, it may incur a gain or loss.
At the time the Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the Fund's net asset value. In a sale transaction, it records the proceeds to be received. The Fund will identify on its books liquid securities of any type at least equal in value to the value of the Fund's purchase commitments until the Fund pays for the investment.
When issued and delayed-delivery transactions can be used by the Fund as defensive techniques to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.
Segregated Accounts. A number of the Fund's potential non-principal investment strategies may require it to establish segregated accounts. When the Fund enters into an investment strategy that would result in a "senior security" as that term is defined in the 1940 Act, the Fund will either: (i) own an off-setting position in securities; or (ii) set aside liquid securities in a segregated account with its custodian bank (or designated in the Fund's books and records) in the amount prescribed. The Fund will maintain the value of such segregated account equal to the prescribed amount by adding or removing additional liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the senior security is outstanding, unless they are replaced with qualifying securities and the value of the account is maintained.
A segregated account is not required when the Fund holds securities, options, or futures positions whose value is expected to offset its obligations that would otherwise require a segregated account. The Fund may also use other SEC approved methods to reduce or eliminate the leveraged aspects of senior securities.
Portfolio Transactions
The Adviser is responsible for the placement of portfolio transactions, subject to the supervision of the Fund's Board of Directors. Following is a summary of the Adviser's trading policies which are described in Part II of its Form ADV. The Adviser is primarily a discretionary investment adviser. Accordingly, the Adviser generally determines the securities and quantities to be bought and sold for each client's account.
Best Execution. The Adviser follows procedures intended to provide reasonable assurance of best execution. However, there can be no assurance that best execution will in fact be achieved in any given transaction. The Adviser seeks to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable net price. In placing executions and paying brokerage commissions or dealer markups, the Adviser considers, among other factors, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communication and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on the particular security or market in which the transaction is to occur, research, the range and quality of the services made available to clients, and the payment of bona fide client expenses. To the extent that clients direct brokerage, the Adviser cannot be responsible for achieving best execution. The Adviser may place orders for portfolio transactions with broker-dealers who have sold shares of funds which the Adviser serves as adviser or sub-adviser. However, when the Adviser places orders for portfolio transactions, it does not give any consideration to whether a broker-dealer has sold shares of the funds which the Adviser serves as adviser or sub-adviser. The applicability of specific criteria will vary depending on the nature of the transaction, the market in which it is executed and the extent to which it is possible to select from among multiple broker-dealers.
Cross Trades. When the Adviser deems it to be advantageous, the Fund may purchase or sell securities directly from or to another client account which is managed by the Adviser. This may happen due to a variety of circumstances, including situations when the Fund must purchase securities due to holding excess cash and, at the same time, a different client of the Adviser must sell securities in order to increase its cash position. Cross trades are only executed when deemed beneficial to the Fund and the other client, and the Adviser has adopted written procedures to ensure fairness to both parties.
Investment Allocations. The Adviser considers many factors when allocating securities among its clients, including the Fund, including but not limited to the client's investment style, applicable restrictions, availability of securities, available cash, anticipated liquidity, and existing holdings. The Adviser employs several portfolio managers, each of whom performs independent research and develops different levels of conviction concerning potential investments. Clients managed by the portfolio manager performing the research may receive priority allocations of limited investment opportunities that are in short supply, including Initial Public Offerings ("IPOs").
Clients are not assured of participating equally or at all in particular investment allocations. The nature of a client's investment style may exclude it from participating in many investment opportunities, even if the client is not strictly precluded from participation based on written investment restrictions. For example: (i) large-cap value clients are unlikely to participate in initial public offerings of small-capitalization companies; (ii) the Adviser may allocate short-term trading opportunities to clients pursuing active trading strategies rather than clients pursuing long-term buy-and-hold strategies; (iii) minimum block sizes may be optimal for liquidity which may limit the participation of smaller accounts; (iv) it is sometimes impractical for some custodians to deal with securities which are difficult to settle; and (v) private accounts and managed money/wrap accounts generally do not participate in direct purchases of foreign securities, but may participate in depositary receipts consisting of American Depositary Receipts "ADRs", European Depositary Receipts "EDRs", and Global Depositary Receipts "GDRs".
The Adviser attempts to allocate limited investment opportunities, including IPOs, among clients in a manner that is fair and equitable when viewed over a considerable period of time and involving many allocations. When the Adviser is limited in the amount of a particular security it can purchase, due to a limited supply, limited liquidity, or other reason, the Adviser may allocate the limited investment opportunity to a subset of eligible clients. The Adviser would then allocate the next limited investment opportunity to a different subset of eligible clients, rotating among subsets as limited investment opportunities are identified.
The Adviser serves as investment adviser for a number of clients and may deal with conflicts of interest when allocating investment opportunities among its various clients. For example: (i) the Adviser receives different advisory fees from different clients; (ii) the performance records of some clients are more public than the performance records of other clients; and (iii) the Adviser and its affiliates, owners, officers and employees have invested substantial amounts of their own capital in some client accounts (notably the Davis Funds, Selected Funds, and Clipper Fund), but do not invest their own capital in every client's account. The majority of the Adviser's clients pursue specific investment strategies, many of which are similar. The Adviser expects that, over long periods of time, most clients pursuing similar investment strategies should experience similar, but not identical, investment performance. Many factors affect investment performance, including but not limited to: (i) the timing of cash deposits and withdrawals to and from an account; (ii) the fact that the Adviser may not purchase or sell a given security on behalf of all clients pursuing similar strategies; (iii) price and timing differences when buying or selling securities; and (iv) the clients' own different investment restrictions. The Adviser's trading policies are designed to minimize possible conflicts of interest in trading for its clients.
Limitations on Aggregate Investments in a Single Company. The Adviser's policy is not to invest for the purpose of exercising control or management of other companies. In extraordinary circumstances the Adviser may seek to influence management. In such an event appropriate government and regulatory filings would be made.
Federal and state laws, as well as company documents (sometimes referred to as "poison pills") may limit the percentage of a company's outstanding shares which may be purchased or owned by the Adviser's clients. This is especially true in heavily regulated industries such as insurance, banking, and real estate investment trusts. Unless it can obtain an exception, the Adviser will not make additional purchases of these companies for its clients if, as a result of such purchase, shares in excess of the applicable investment limitation (for example, 9.9% of outstanding voting shares) would be held by its clients in the aggregate.
Order Priority. The Adviser's trading desk prioritizes incoming orders of similar purchases and sales of securities between institutional and managed money/wrap account orders. The Adviser's trading desk typically executes orders for institutional clients, including investment companies, institutional private accounts, sub-advised accounts and others. Managed money/wrap account program sponsors typically execute orders for managed money/wrap accounts.
The Adviser's trading desk attempts to coordinate the timing of orders with a trade rotation to prevent the Adviser from "bidding against itself" on orders. Generally, a block trade representing a portion of the total trade is placed first for institutional and private accounts. Once this trade is completed, the Adviser places orders for wrap accounts, one sponsor at a time. Sponsors of certain model portfolios will execute trades for their clients. These model portfolio Sponsors are included as a part of the wrap account trade rotation. If the Adviser has not received a response from a model portfolio Sponsor within a reasonable period of time the Adviser will resume through the trade rotation. If this occurs it is possible that the model portfolio Sponsor and the Adviser will be executing similar trades for discretionary clients. The trading concludes with another block transaction for institutional and private accounts. The trading desk follows procedures intended to provide reasonable assurance that no clients are disadvantaged by this trade rotation; and the compliance department monitors execution quality. However, there can be no assurance that best execution will in fact be achieved in any given transaction.
Pattern Accounts. The Adviser serves as investment adviser for a number of clients which are patterned after model portfolios or designated mutual funds managed by the Adviser. For example, a client pursuing the Adviser's large-cap value strategy may be patterned after Davis New York Venture Fund. A client patterned after Davis New York Venture Fund will usually have all of its trading (other than trading reflecting cash flows due to client deposits or withdrawals) aggregated with that of Davis New York Venture Fund. In unusual circumstances, the Adviser may not purchase or sell a given security on behalf of all clients (even clients managed in a similar style), and it may not execute a purchase of securities or a sale of securities for all participating clients at the same time.
Orders for accounts which are not patterned after model portfolios or designated mutual funds are generally executed in the order received by the trading desk, with the following exceptions: (i) the execution of orders for clients that have directed that particular brokers be used may be delayed until the orders which do not direct a particular broker have been filled; (ii) the execution of orders may be delayed when the client (or responsible portfolio manager) requests such delay due to market conditions in the security to be purchased or sold; and (iii) the execution of orders which are to be bunched or aggregated.
Aggregated Trades. Generally, the Adviser's equity portfolio managers communicate investment decisions to a centralized equity trading desk, while fixed income portfolio managers normally place their transactions themselves. The Adviser frequently follows the practice of aggregating orders of various institutional clients for execution, if the Adviser believes that this will result in the best net price and most favorable execution. In some instances, aggregating trades could adversely affect a given client. However, the Adviser believes that aggregating trades generally benefits clients because larger orders tend to have lower execution costs, and the Adviser's clients do not compete with one another trading in the market. Directed brokerage trades in a particular security are typically executed separately from, and possibly after, the Adviser's other client trades.
In general, all of the Adviser's clients (excluding clients who are directing brokerage and managed account/wrap programs) seeking to purchase or sell a given security at approximately the same time will be aggregated into a single order or series of orders. When an aggregated order is filled, all participating clients receive the price at which the order was executed. If, at a later time, the participating clients wish to purchase or sell additional shares of the same security, or if additional clients seek to purchase or sell the same security, then the Adviser will issue a new order and the clients participating in the new order will receive the price at which the new order was executed.
In the event that an aggregated order is not entirely filled, the Adviser will allocate the purchases or sales among participating clients in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such clients. Generally, partially-filled orders are allocated pro rata based on the initial order submitted by each participating client.
In accordance with the various managed account/wrap programs in which the Adviser participates, the Adviser typically directs all trading to the applicable program sponsor unless, in the Adviser's reasonable discretion, doing so would adversely affect the client. Clients typically pay no commissions on trades executed through program sponsors. In the event that an order to the sponsor of a managed account/wrap program is not entirely filled, the Adviser will allocate the purchases or sales among the clients of that sponsor in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such clients. Generally, partially-filled orders are allocated among the particular sponsor's participating clients on a random basis that is anticipated to be equitable over time.
Trading Error Correction. In the course of managing client accounts, it is possible that trading errors will occur from time to time. The Adviser has adopted Trading Error Correction Policies & Procedures which, when the Adviser is at fault, seek to place a client's account in the same position it would have been had there been no error. The Adviser retains flexibility in attempting to place a client's account in the same position it would have been had there been no error. The Adviser attempts to treat all material errors uniformly, regardless of whether they would result in a profit or loss to the client. For example, the Adviser may purchase securities from a client account at cost if they were acquired due to a trading error. If more than one trading error, or a series of trading errors, is discovered in a client account, then gains and losses on the erroneous trades may be netted.
Research Paid For With Commissions ("Soft Dollars"). The Adviser does not use client commissions, "soft dollars," to pay for: (i) computer hardware or software, or other electronic communications facilities; (ii) publications, both paper based or electronic, that are available to the general public; and (iii) third-party research services. If the Adviser determines to purchase such services, it pays for them using its own resources.
The Adviser's portfolio managers may take into account the research resources, as well as the execution capacity, of a brokerage firm in selecting brokers. Thus, transactions may be directed to a brokerage firm which provides: (i) important information concerning a company; (ii) introductions to key company officers; (iii) industry and company conferences; and (iv) other value added research services. The Adviser may have an incentive to select or recommend a broker-dealer based on its interest in receiving the research or services, rather than on its clients' interest in receiving most favorable execution. If the Adviser were to direct brokerage to a firm providing these value added services the Adviser may receive a benefit as it may not have to pay for the services it has received.
The Adviser follows the concepts of Section 28(e) of the Securities Exchange Act of 1934. Subject to the criteria of Section 28(e), the Adviser may pay a broker a brokerage commission in excess of that which another broker might have charged for effecting the same transactions, in recognition of the value of the brokerage and research services provided by or through the broker. The Adviser' Head Trader exercises his professional judgment to determine which brokerage firm is best suited to execute any given portfolio transaction. This includes transactions executed through brokerage firms which provide the services listed above. The Adviser does not attempt to allocate soft dollar benefits to client accounts proportionately to the commissions which the accounts pay to brokerage firms which provide research services. The Adviser believes it is important to its investment decision-making to have access to independent research.
Exceptions. There are occasions when the Adviser varies the trading procedures and considerations described above. The Adviser exercises its best judgment in determining whether clients should execute portfolio transactions simultaneously with, prior to, or subsequent to the model portfolio or designated mutual fund that they are patterned after. The factors that the Adviser considers in exercising its judgment include, but are not limited to, the need for confidentiality of the purchase or sale, market liquidity of the securities in issue, the particular events or circumstances that prompt the purchase or sale of the securities, and operational efficiencies. Even when transactions are executed on the same day, clients may not receive the same price as the model portfolios or designated mutual funds they are patterned after. If the transactions are not aggregated, such prices may be better or worse.
Portfolio Turnover. Because the Fund's portfolio is managed using the Davis Investment Discipline, portfolio turnover is expected to be low. The Fund anticipates that, during normal market conditions, its annual portfolio turnover rate will be less than 100%. However, depending upon market conditions, portfolio turnover rate will vary. At times, it could be high, which could require the payment of larger amounts in brokerage commissions and possibly more taxable distributions.
When the Adviser deems it to be appropriate, the Fund may engage in active and frequent trading to achieve its investment objective. Active trading may include participation in IPOs. Active trading may result in the realization and distribution to shareholders of larger amounts of capital gains compared with a fund with less active trading strategies, which could increase shareholder tax liability. Active trading may also generate larger amounts of short-term capital gains, which are generally taxable as ordinary income when distributed to taxable shareholders. Frequent trading also increases transaction costs which could detract from the Fund's performance.
Portfolio Commissions.	Fiscal year ended July 31,
	2014	2013	2012
Brokerage commissions paid:	$5,271,394	$4,600,656	$9,104,535
Amount paid to brokers providing research:	none	none	none
Amount paid to broker providing services to funds:	none	none	none
Investments in Certain Broker-Dealers. As of July 31, 2014, the Fund owned the following securities (excluding repurchase agreements) issued by any of its regular brokers and dealers. The Fund's regular brokers and dealers are the ten brokers or dealers receiving the greatest amount of commissions from the Fund's portfolio transactions during the most recent fiscal year, the ten brokers or dealers engaging in the largest amount of principal transactions during the most recent fiscal year, and the ten brokers or dealers that sold the largest amount of fund shares during the most recent fiscal year. As of the most recent fiscal year ended July 31, 2014 the Fund owned securities (excluding repurchase agreements) issued by four broker dealers:
Broker-Dealer	Value
Bank of New York Mellon Corp.	$1,638,435,600
Wells Fargo & Co.	$1,369,593,481
Charles Schwab Corp.	$300,477,000
JPMorgan Chase & Co.	$375,160,247
Investment Restrictions
The Fund follows investment strategies developed in accordance with its investment objective, policies and restrictions described in its prospectus and this Statement of Additional Information.
The Fund has adopted the fundamental investment policies set forth below, which may not be changed without shareholder approval. Where necessary, an explanation following a fundamental policy describes the Fund's practices with respect to that policy, as permitted by governing rules, regulations, and interpretations. If the governing rules, regulations, and/or interpretations change, the Fund's investment practices may change without a shareholder vote.
The fundamental investment restrictions set forth below may not be changed without the approval of the lesser of: (A) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of such company.
Except for the fundamental investment policies regarding illiquid securities and borrowing, all percentage restrictions apply as of the time of an investment without regard to any later fluctuations in the value of portfolio securities or other assets. All references to the assets of the Fund are in terms of current market value.
(1) Diversification. The Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.
Further Explanation of Diversification Policy. To remain classified as a diversified investment company under the 1940 Act, the Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
(2) Concentration. The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry.
Further Explanation of Concentration Policy. The Fund may not invest 25% or more of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities). The Fund generally uses Global Industry Classification Standard ("GICS") as developed by Morgan Stanley Capital International and Standard & Poor's Corporation to determine industry classification. GICS presents industry classification as a series of levels (i.e., sector, industry group, industry, and sub-industry). For purposes of measuring concentration, the Fund generally classifies companies at the "industry group" or "industry" level. However, further analysis may lead the Adviser to classify companies at the sub-industry level. The Adviser will only measure concentration at the sub-industry level when it believes that the various sub-industries in question can reasonably be expected to be impacted differently to a material extent by future economic events. For example, in the "Insurance" industry, the Adviser believes that the sub-industries (insurance brokers, life & health insurance, multi-line insurance, property & casualty insurance, and reinsurance) can reasonably be expected to be impacted differently to a material extent by future economic events such as natural disasters, global politics, inflation, unemployment, technology, etc. In addition, the Adviser may reclassify a company into an entirely different sector if it believes that the GICS classification on a specific company does not accurately describe the company.
(3) Issuing Senior Securities. The Fund may not issue senior securities, except as permitted under applicable law, including the 1940 Act and published SEC staff positions.
Further Explanation of Issuing Senior Securities. The Fund may not issue senior securities, except as provided by the 1940 Act and any rules, regulations, orders or letters issued there under. This limitation does not apply to selling short against the box. See the non-fundamental restriction further limiting short selling below. The 1940 Act defines a "Senior Security" as any bond, debenture, note or similar obligation constituting a security and evidencing indebtedness.
(4) Borrowing. The Fund may not borrow money, except to the extent permitted by applicable law including the 1940 Act and published SEC staff positions.
Further Explanation of Borrowing Policy. The Fund may borrow from banks provided that, immediately thereafter the Fund has 300% asset coverage for all borrowings. The Fund may purchase additional securities so long as borrowings do not exceed 5% of its total assets. The Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. In the event that market fluctuations cause borrowing to exceed the limits stated above, the Adviser would act to remedy the situation as promptly as possible, normally within three business days, although it is not required to dispose of portfolio holdings immediately if the Fund would suffer losses as a result.
(5) Underwriting. The Fund may not underwrite securities of other issuers except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.
Further Explanation of Underwriting Policy. The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.
(6) Investments in Commodities and Real Estate. The Fund may not purchase or sell commodities or real estate, except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.
Further Explanation of Policy Restricting Investments in Commodities and Real Estate. The Fund may purchase or sell financial futures contracts, options on financial futures contracts, currency contracts and options on currency contracts as described in its prospectus and Statement of Additional Information. The Fund may not purchase or sell real estate, except that the Fund may invest in securities that are directly or indirectly secured by real estate or issued by issuers that invest in real estate.
(7) Making Loans. The Fund may not make loans to other persons, except as allowed by applicable law including the 1940 Act and published SEC staff positions.
Further Explanation of Lending Policy. The acquisition of investment securities or other investment instruments, entering into repurchase agreements, leaving cash on deposit with the Fund's custodian, and similar actions are not deemed to be the making of a loan.
To generate income and offset expenses, the Fund may lend portfolio securities to broker-dealers and other financial institutions that the Adviser believes to be creditworthy in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, typically U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest-bearing cash equivalents. The Fund is still subject to gains or losses due to changes in the market value of securities that it has lent.
When the Fund lends its securities, it will require the borrower to give the Fund collateral in cash or U.S. Government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.
Non-Fundamental Investment Policies
The Fund has adopted and will follow the non-fundamental investment policies set forth below, which may be changed by the Fund's Board of Directors without the approval of the Fund's shareholders.
1. Illiquid Securities. The Fund will not purchase or hold illiquid securities if more than 15% of the value of the Fund's net assets would be invested in such securities. If illiquid securities exceeded 15% of the value of the Fund's net assets, the Adviser would attempt to reduce the Fund's investment in illiquid securities in an orderly fashion.
2. High-Yield, High-Risk Securities. The Fund will not purchase debt securities rated BB or Ba or lower (sometimes referred to as "Junk Bonds") if the securities are in default at the time of purchase or if such purchase would then cause more than 20% of the Fund's net assets to be invested in such lower-rated securities.
3. Options. The Fund will not purchase an option if the purchase would cause the total premiums (at market) of all options then owned to exceed 5% of the Fund's total assets. The Fund will not sell covered calls if the transaction would cause the total premiums (at market) of all covered calls then written to exceed 25% of the Fund's total assets. For additional information concerning option strategies and their risks, see the section entitled "Derivatives."
4. Futures Contracts. The Fund will not engage in a futures transaction if the transaction would cause the nominal value of futures contracts then purchased or sold to exceed 25% of the Fund's total assets. For additional information concerning futures contracts and their risks, see the section entitled "Derivatives."
5. Short Selling. The Fund will not sell any security short if it would cause more than 5% of its total assets, taken at market value, to be sold short. This limitation does not apply to selling short against the box.
6. Investing For Control. The Fund does not invest for the purpose of exercising control or management of other companies.
7. Mortgage, Pledge, Lend, or Hypothecate Assets. The Fund will not mortgage, pledge, or hypothecate more than 33 1/3% of its total assets, taken at market value in securities lending or other activities.
Section II: The Fund and Key Persons
This Statement of Additional Information should be read in conjunction with the prospectus. This Statement of Additional Information supplements the information available in the prospectus.
Organization Of The Fund
Davis New York Venture Fund, Inc. Davis New York Venture Fund, Inc., is an open-end, management investment company incorporated in Maryland in 1968 and registered under the 1940 Act. Davis New York Venture Fund, Inc., is a series investment company that may issue multiple series, each of which would represent an interest in its separate portfolio. Davis New York Venture Fund, Inc., currently offers four series: Davis New York Venture Fund, Davis Global Fund, and Davis International Fund which are classified under the 1940 Act as diversified companies, and Davis Research Fund which is classified under the 1940 Act as non-diversified company. Currently, only the directors, officers and employees of the Davis Funds or their investment adviser and sub-adviser (and affiliated companies) are eligible to purchase shares of Davis Research Fund. Davis New York Venture Fund, Davis Global Fund, and Davis International Fund are available for public investment and their shares are offered through separate prospectuses and a Statement of Additional Information that may be obtained by calling Davis Funds Investor Services at 1-800-279-0279. The Board of Directors may increase the number of Davis Funds in the future and may, at any time, discontinue offering shares of any fund to the public.
Fund Shares. The Fund may issue shares in different classes. Davis New York Venture Fund's shares currently are divided into five classes of shares: A, B, C, Y and R. The Board of Directors may offer additional series or classes in the future and may at any time discontinue the offering of any series or class of shares. Each share, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive or subscription rights. The Fund's shares represent an interest in the assets of the Fund issuing the share and have identical voting, dividend, liquidation and other rights and the same terms and conditions as any other shares except that: (i) each dollar of net asset value per share is entitled to one vote; (ii) the expenses related to a particular class, such as those related to the distribution of each class and the transfer agency expenses of each class are borne solely by each such class; (iii) each class of shares votes separately with respect to provisions of the Rule 12b-1 Distribution Plan that pertain to a particular class; and (iv) other matters for which separate class voting is appropriate under applicable law. Each fractional share has the same rights, in proportion, as a full share. Due to the differing expenses of the classes, dividends are likely to be lower for Class B and C shares than for Class A shares and are likely to be higher for Class Y shares than for any other class of shares.
For some issues, such as the election of directors, all of Davis New York Venture Fund, Inc.'s authorized series vote together. For other issues, such as approval of the advisory agreement, each authorized series votes separately. Shares do not have cumulative voting rights; therefore, the holders of more than 50% of the voting power can elect all of the directors. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the shareholders of the outstanding voting securities of an investment company will not be deemed to have been effectively acted on unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. Rule 18f-2 exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.
In accordance with Maryland law and Davis New York Venture Fund, Inc.'s bylaws, the Fund does not hold regular annual shareholder meetings. Shareholder meetings are held when they are required under the 1940 Act or when otherwise called for special purposes. Special shareholder meetings may be called on the written request of shareholders of at least 25% of the voting power that could be cast at the meeting. The Fund will provide assistance in calling and holding such special meetings to the extent required by Maryland statutes or SEC rules and regulations then in effect.
Directors And Officers
Each of the Independent Directors and officers holds identical offices with each of the Davis Funds (three registrants, a total of 13 separate series): Davis New York Venture Fund, Inc., Davis Series, Inc., and Davis Variable Account Fund, Inc. The three registrants have the same directors. As indicated below, certain directors and officers also may hold similar positions with Selected American Shares, Inc. and Selected International Fund, Inc. (collectively the "Selected Funds"), and Clipper Funds Trust, mutual funds that are managed by the Adviser.
The Fund's Board of Directors supervises the business and management of the Fund. The Board establishes the Fund's policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Fund, the Adviser, and certain other service providers. The Board approves all significant agreements between the Fund and those companies that furnish services to the Fund. Directors are elected and serve until their successors are elected and qualified. Information about the Directors, including their business addresses, dates of birth, principal occupations during the past five years, and other current Directorships of publicly traded companies or funds, are set forth in the table below.
The Board has appointed an Independent Director as Chair. The Chairman presides at meetings of the Directors and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chair may act as a liaison with the Funds' management, officers, attorneys, and other Directors generally between meetings. The Chair may perform such other functions as may be requested by the Board from time to time. The Board has designated a number of standing committees as further described below, each of which has a Chair. The Board also may designate working groups or ad hoc committees as it deems appropriate.
The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Directors and the full Board in a manner that enhances effective oversight. The Board also believes that having a majority of Independent Directors is appropriate and in the best interest of the Funds' shareholders. Nevertheless, the Board also believes that having interested persons serve on the Board brings corporate and financial viewpoints that are, in the Board's view, crucial elements in its decision-making process. The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Funds.
Directors
For the purposes of their service as directors to the Davis Funds, the business address for each of the Directors is: 2949 E Elvira Road, Suite 101, Tucson, AZ 85756. Subject to exceptions and exemptions which may be granted by the Independent Directors, Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-four (74).
Name (birth date)	Position(s) held with Funds	Term of office and length of time served	Principal occupation(s) during past five years	No. of portfolios in Fund complex overseen by director
Independent Directors:
Marc Blum (09/09/42)	Director	Since 1986	Chief Executive Officer, World Total Return Fund, LLLP; of Counsel to Gordon Feinblatt LLC (law firm).	13
Other directorships for public companies currently serving: Director, Rodney Trust Company (trust and asset management company).
John Gates, Jr. (08/02/53)	Director	Since 2007	Chairman and Chief Executive Officer of PortaeCo LLC, a private investment company (from 2006 to present).	13
Other directorships for public companies currently serving: Director, DCT Industrial Trust (a REIT); Chairman, Regional Transportation Authority of Chicago (public transportation system).
Thomas Gayner (12/16/61)	Director/Chairman	Since 2004	President and Chief Investment Officer, Markel Corporation (a diversified financial holding company).	13
Other directorships for public companies currently serving: Director, Graham Holdings Company (formerly known as Washington Post Co., a publishing company); Director, Colfax Corporation (engineering and manufacturer of pumps and fluid handling equipment).

Samuel Iapalucci (07/19/52)	Director	Since 2006	Retired; Executive Vice President and Chief Financial Officer, CH2M HILL Companies Ltd. (engineering) until 2008.	13
Other directorships for public companies currently serving: Director, exp Global Inc. (an engineering firm).
Robert Morgenthau (03/22/57)	Director	Since 2002	Principal, Spears Abacus Advisors, LLC (an investment management firm) since August 2011; Chairman, NorthRoad Capital Management, LLC (an investment management firm) from June 2002 to August 2011.	13
Other directorships for public companies currently serving: None
Marsha Williams (03/28/51)	Director	Since 1999	Retired; Senior Vice President and Chief Financial Officer of Orbitz Worldwide, Inc. (travel service provider) from 2007 to 2010.	13
Other directorships for public companies currently serving: Director, Modine Manufacturing Company, Inc. (heat transfer technology); Director, Chicago Bridge & Iron Company, N.V. (industrial construction and engineering); Director, Fifth Third Bancorp (diversified financial services).

Interested directors*:
Andrew Davis (06/25/63)	Director	Director since 1997; Davis Funds officer since 1997	President or Vice President of each Davis Fund and Selected Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.	16
Other directorships for public companies currently serving: Director of the Selected Funds (consisting of 2 portfolios) since 1998; Director of Clipper Funds Trust (consisting of 1 portfolio) since 2014.

Christopher Davis (07/13/65)	Director	Davis Funds director since 1997; Davis Funds officer since 1997	President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; Chairman of Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser, including sole member of the Adviser's general partner, Davis Investments, LLC; Employee of Shelby Cullom Davis & Co. (registered broker/dealer).	16
Other directorships for public companies currently serving: Director of the Selected Funds (consisting of 2 portfolios) since 1998; Director of Clipper Funds Trust (consisting of 1 portfolio) since 2014; Graham Holdings Company (formerly known as Washington Post Co., a publishing company).

* Andrew Davis and Christopher Davis own partnership units (directly, indirectly or both) of the Adviser and are considered to be "interested persons" of the Funds as defined in the Investment Company Act of 1940. Andrew Davis and Christopher Davis are brothers.
Independent Directors' Compensation
During the fiscal year ended July 31, 2014, the compensation paid to the Directors who are not considered to be interested persons of the Fund is listed in the table below. The Directors receive no pecuniary retirement benefits accrued as Fund expenses. Interested Directors are not compensated by the Fund.
Name	Davis New York Venture Fund	Aggregate Fund Compensation [1]	Total Complex Compensation [2]
Marc Blum	$74,448	$75,400	$125,000
John Gates Jr.	$74,448	$75,400	$125,000
Thomas Gayner	$74,448	$75,400	$125,000
Samuel Iapalucci	$74,448	$75,400	$125,000
Robert Morganthau	$74,448	$75,400	$125,000
Marsha Williams	$70,514	$71,410	$118,320
Directors Emeritus
G. Bernard Hamilton[3]	$18,676	$18,900	$31,250
1.
"Aggregate Fund Compensation" is the aggregate compensation paid for service as a director by all series of Davis New York Venture Fund, Inc., Davis New York Venture Fund, Davis Research Fund, Davis Global Fund, and Davis International Fund.

2.
"Total complex compensation" is the aggregate compensation paid for service as a director by all mutual funds with the same investment adviser. There are seven registered investment companies in the complex.

3.	Mr. Hamilton retired in December 2011 and served as Director Emeritus until December 2013.
Officers
All Davis Funds officers (including some Interested Directors) hold positions as executive officers with the Adviser and its affiliates, including Davis Selected Advisers, L.P. (Adviser), Davis Selected Advisers – NY, Inc. (sub-adviser), Davis Distributors, LLC (the principal underwriter), Davis Investments, LLC (the sole general partner of the Adviser), and other affiliated companies. The Davis Funds do not pay salaries to any of their officers. Each of the Davis Funds' officers serves for one year and until his or her successor is elected and qualified.
Christopher Davis (born 07/13/65, Davis Funds officer since 1997). See description in the section on Interested Directors.
Andrew Davis (born 06/25/63, Davis Funds officer since 1997). See description in the section on Interested Directors.
Kenneth Eich (born 08/14/53, Davis Funds officer since 1997). Executive Vice President and Principal Executive Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Funds Trust (consisting of one portfolio); Chief Operating Officer, Davis Selected Advisers, L.P.; and also serves as an executive officer of certain companies affiliated with the Adviser.
Douglas Haines (born 03/04/71, Davis Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Funds Trust (consisting of one portfolio); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.
Sharra Haynes (born 09/25/66, Davis Funds officer since 1997). Vice President and Chief Compliance Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Funds Trust (consisting of one portfolio); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P.; and also serves as an executive officer of certain companies affiliated with the Adviser.
Ryan Charles (born 07/25/78, Davis Funds officer since 2014). Vice President and Secretary of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Vice President, Chief Legal Officer and Secretary, Davis Selected Advisers, L.P.; and also serves as an executive officer of certain companies affiliated with the Adviser.
Arthur Don (born 09/24/53, Davis Funds officer since 1991). Assistant Secretary (for clerical purposes only) of each of the Davis Funds and Selected Funds; Shareholder, Greenberg Traurig, LLP (a law firm); counsel to the Independent Directors and the Davis Funds.
Standing Committees Of The Board Of Directors
Although the Board has general criteria that guide its choice of candidates to serve on the Board, there are no specific required qualifications for Board membership, including with respect to the diversity of candidates for Board membership. Candidates for Board membership nominated by shareholders are not treated differently than candidates nominated from other sources. The Board believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Director represent a diversity of experiences and a variety of complementary skills. Each Director has experience as a Director of the Davis Funds. It is the Directors' belief that this allows the Board, as a whole, to oversee the business of the Funds in a manner consistent with the best interests of the Funds' shareholders. When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Directors; qualified candidates will be men or women of proven character and talent who have achieved notable success in their professional careers. The specific talents which the Nominating Committee of the Board seeks in a candidate depends to a great extent upon the Board of Directors' needs at the time a vacancy occurs.
The table above provides professional experience of each Director on an individual basis. This disclosure includes the length of time serving the Funds, other directorships held, and their principal occupation during the past five years. Each of the Directors has served on the board of directors for at least five years, during which time they have become familiar with the Funds' regulatory and investment matters and have contributed to the Directors' deliberations. In light of the Funds' business and structure, the Board believes the experience of each Director is beneficial for overseeing the business of the Funds. Moreover, the Board believes that the different experiences and backgrounds of the Directors are complementary and enhance the Board's ability to oversee the Funds' affairs.
Audit Committee. The Davis Funds have an Audit Committee, which is comprised entirely of Independent Directors (Marsha Williams, Chair; Samuel Iapalucci; and Robert Morgenthau). The Audit Committee has a charter. The Audit Committee reviews financial statements and other audit-related matters for the Davis Funds. The Audit Committee also holds discussions with management and with the Independent Accountants concerning the scope of the audit and the auditor's independence. The Audit Committee meets as often as deemed appropriate by the Audit Committee. The Audit Committee met four times during the year ended December 2014.
The Board of Directors has determined that Marsha Williams is the Davis Funds' independent audit committee financial expert pursuant to Section 407 of the Sarbanes-Oxley Act and as defined by Item 3 of Form N-CSR of the Investment Company Act of 1940. In their deliberations, the Board of Directors considered Ms. Williams': (i) professional experience; (ii) independence as defined in Item 3 of Form N-CSR; and (iii) integrity and absence of disciplinary history.
Nominating Committee. The Davis Funds have a Nominating Committee, which is comprised entirely of Independent Directors (Thomas Gayner, Chair; and Marc Blum), which meets as often as deemed appropriate by the Nominating Committee. The Funds do not elect Directors annually. Each Director serves until retirement, resignation, death or removal. Subject to exceptions and exemptions which may be granted by the Independent Directors, Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-four (74). After formal retirement, Directors may serve an additional two years in emeritus status, attend board functions and receive up to one-half the current compensation of Directors. The Nominating Committee met one time during the year ended December 2014. The Nominating Committee reviews and nominates persons to serve as members of the Board of Directors, and reviews and makes recommendations concerning the compensation of the Independent Directors. The chairperson of the Nominating Committee also currently serves as the Chairman of the Board and: (a) presides over board meetings; (b) presides over executive sessions of the Independent Directors of the Funds, in addition to presiding over meetings of the committee; (c) participates with the officers and counsel in the preparation of agendas and materials for Board meetings; (d) facilitates communication between the Independent Directors and management, and among the Independent Directors; and (e) has such other responsibilities as the Board or Independent Directors shall determine. The Nominating Committee has a charter. When the Board of Directors is seeking a candidate to become a director, it considers qualified candidates received from a variety of sources, including having authority to retain third parties that may receive compensation related to identifying and evaluating candidates. Shareholders may propose nominees by writing to the Nominating Committee, in care of the Secretary of the Davis Funds, at 2949 East Elvira, Suite 101, Tucson, Arizona 85756.
Brokerage Committee. The Davis Funds have a Brokerage Committee, which is comprised entirely of Independent Directors (John Gates, Chair and Thomas Gayner;), which meets as often as deemed appropriate by the Brokerage Committee. The Brokerage Committee met once during the year ended December 2014. The Brokerage Committee reviews and makes recommendations concerning Davis Funds portfolio brokerage and trading practices.
Pricing Committee. The Davis Funds have a Pricing Committee (Marc Blum, Chair, Independent Director; Kenneth Eich, an officer of the Fund; and Douglas Haines, an officer of the Fund) that meets as often as deemed appropriate by the Pricing Committee. The Pricing Committee met 10 times during the year ended December 2014. The Pricing Committee reviews and makes recommendations concerning pricing of the Fund's portfolio securities.
Risk Oversight
As registered investment companies, Davis Funds are subject to a variety of risks, including investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund.
Day-to-day management of Davis Funds, including risk management, is the responsibility of the Funds' contractual service providers, including the Funds' investment adviser, principal underwriter/distributor and transfer agent. Each of these entities is responsible for specific portions of the Funds' operations, including the processes and associated risks relating to the Funds' investments, integrity of cash movements, financial reporting, operations and compliance. The Board oversees the service providers' discharge of their responsibilities, including the processes they use to manage relevant risks. As part of its overall activities, the Board reviews the management of the Funds' risk management structure by various departments of the Adviser, including: Portfolio Management, Fund Operations, Legal and Internal Audit, as well as by Davis Funds' Chief Compliance Officer ("CCO"). The responsibility to manage the Funds' risk management structure on a day-to-day basis is within the Adviser's overall investment management responsibilities. The Adviser has its own, independent interest in risk management.
The Board discharges risk oversight as part of its overall activities, with the assistance of its Audit Committee and CCO. In addressing issues regarding the Funds' risk management between meetings, appropriate representatives of the Adviser communicate with the Chair of the Board or the Funds' CCO, who is accountable and reports directly to the Board. Various personnel, including the Funds' CCO, the Adviser's management, and other service providers (such as the Funds' independent accountants) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management.
The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds' investment objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Directors as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board's risk management oversight is subject to substantial limitations.
The Audit Committee assists the Board in reviewing with the independent auditors, at various times throughout the year, matters relating to the annual audits and financial accounting and reporting matters. The Pricing Committee reviews and makes recommendations concerning pricing of the Fund's portfolio securities.
The Funds' CCO assists the Board in overseeing the significant investment policies of the relevant Funds. The CCO monitors these policies. The Board receives and considers the CCO's annual written report, which, among other things, summarizes material compliance issues that arose during the previous year and any remedial action taken to address these issues, as well as any material changes to the compliance programs. The Board also receives and considers reports from the Funds' CCO throughout the year. As part of its oversight responsibilities, the Board has approved various compliance policies and procedures. Each Committee presents reports to the Board which may prompt further discussion of issues concerning the oversight of the Funds' risk management. The Board also may discuss particular risks that are not addressed in the Committee process.
Directors' Fund Holdings
As of December 31, 2013, the Directors had invested the following amounts in all Funds managed by the Adviser. Investments are listed in the following ranges: none, $1-10,000, $10,001-50,000, $50,001-100,000 and over $100,000:

Statement of Additional Information ∙ Davis New York Venture Fund

Name	Davis New York Venture Fund	Total Invested In All Funds(2)
Independent Directors
Marc Blum	Over 100,000	Over 100,000
John Gates	Over 100,000	Over 100,000
Thomas Gayner	Over 100,000	Over $100,000
Samuel Iapalucci	Over 100,000	Over $100,000
Robert Morgenthau	Over 100,000	Over $100,000
Marsha Williams	Over 100,000	Over $100,000
Inside Directors(1)
Andrew Davis	Over $100,000	Over $100,000
Christopher Davis	Over $100,000	Over $100,000
(1)	Andrew Davis and Christopher Davis are employed by and own shares in the Adviser and are considered to be "interested persons" of the Funds as defined in the Investment Company Act of 1940.
(2)
Total Invested in All Funds is the aggregate dollar range of investments in all Funds overseen by the individual director and managed by Davis Selected Advisers, L.P. This includes the Davis Funds for all directors, also the Selected Funds for Andrew Davis and Christopher Davis.

Independent Directors' Affiliations And Transactions
None of the Independent Directors (or their immediate family members) owns any securities issued by the Davis Funds' investment adviser, sub-adviser, principal underwriter or any company (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the above listed companies (hereafter referred to as the "Adviser and its affiliates"). Andrew Davis and Christopher Davis own partnership units (directly, indirectly or both) in the Adviser and are considered to be Interested Directors.
None of the Independent Directors (or their immediate family members) have had any direct or indirect interest, the value of which exceeds $120,000, during the last two calendar years in the Adviser or in the Adviser and its affiliates.
None of the Independent Directors (or their immediate family members) have had any material interest in any transaction, or series of transactions, during the last two years, in which the amount involved exceeds $120,000 and to which any of the following persons was a party: any Davis Fund, an officer of the Davis Funds, or any fund managed by the Adviser or in the Adviser and its affiliates.
None of the Independent Directors (or their immediate family members) have had any direct or indirect relationships during the last two years, in which the amount involved exceeds $120,000 and to which any of the following persons was a party: any Davis Fund, an officer of the Davis Funds, or any fund managed by the Adviser or in the Adviser and its affiliates.
None of the officers of the Adviser and its affiliates have served during the last two years on the board of directors of a company where any Director of the Fund (or any of the Directors' immediate family members) served as an officer.
Certain Shareholders Of The Fund
As of November 3, 2014, officers and directors, as a group, owned the following percentages of each class of shares issued by the Fund: (1)
	Class A	Class B	Class C	Class Y
Davis New York Venture Fund	1%	-	-	*
(1)	This percentage does not include investments controlled indirectly, including holdings by Davis Selected Advisers, L.P.
•	Indicates that officers and directors as a group owned less than 1% of the outstanding shares of the indicated class of shares.
The following table sets forth as of November 3, 2014, the name and holdings of each person known by Davis New York Venture Fund, Inc., to be a record owner of more than 5% of the outstanding shares of any class of the Fund. Other than as indicated below, the Fund is not aware of any shareholder who beneficially owns more than 25% of the Fund's total outstanding shares. Shareholders owning a significant percentage of the Fund's shares do not affect the voting rights of other shareholders.
Class of Shares	Name and Address of Shareholders Owning more than 5% of Fund	Percent of Class Outstanding

Class A Shares	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	9.35%

	Morgan Stanley & Co. Jersey City, NJ	9.04%

	Shelby Cullom Davis & Co. New York, NY	7.37%

	Pershing LLC Jersey City, NJ	6.25%

	First Clearing LLC Saint Louis, MO	5.99%

Class B Shares	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	20.13%

	First Clearing LLC Saint Louis, MO	14.22%

	Pershing LLC Jersey City, NJ	13.31%

Class C Shares	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	28.18%

	Morgan Stanley & Co. Jersey City, NJ	17.67%

	First Clearing LLC Saint Louis, MO	13.15%

	Pershing LLC Jersey City, NJ	6.76%

	UBS WM USA Jersey City, NJ	6.62%

	Raymond James St. Petersburg, FL	5.56%

Class R Shares	Hartford Life Insurance Co. Hartford, CT	19.82%

	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	15.45%

	Reliance Trust Co. FBO Mass Mutual Atlanta, GA	12.47%

	Voya Retirement Insurance & Annuity Co. Windsor, CT	8.50%

Class Y Shares	Morgan Stanley & Co. Jersey City, NJ	16.41%

	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL	13.64%

	First Clearing LLC Saint Louis, MO	12.51%

	NFS LLC Covington, KY	9.90%

	UBS WM USA Jersey City, NJ	8.33%

	Pershing LLC Jersey City, NJ	5.47%

Investment Advisory Services
Davis Selected Advisers, L.P. and Davis Selected Advisers-NY, Inc. Davis Selected Advisers, L.P. (the "Adviser"), whose principal office is at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756, serves as investment adviser for Davis New York Venture Fund, Inc., Davis Series, Inc., Davis Variable Account Fund, Inc. (collectively the "Davis Funds"), Selected American Shares, Inc., Selected International Fund, Inc., and Selected Capital Preservation Trust (collectively the "Selected Funds"), and Clipper Funds Trust. The Adviser also provides advisory or sub-advisory services to other parties including other registered investment companies, private accounts, offshore funds, and managed money/wrap accounts. Davis Investments, LLC, an entity controlled by Christopher Davis is the Adviser's sole general partner. Christopher Davis is Chairman of the Adviser and, as the sole member of the general partner, controls the Adviser. Davis Distributors, LLC (the "Distributor"), a subsidiary of the Adviser, serves as the distributor or principal underwriter of the funds that the Adviser administers, including Davis Funds, Selected Funds, Clipper Fund and offshore funds. Davis Selected Advisers - NY, Inc. ("Sub-Adviser"), a wholly owned subsidiary of the Adviser, performs investment management, research and other services for the Davis Funds on behalf of the Adviser under sub-advisory agreements with the Adviser.
Advisory Agreement with Davis Selected Advisers, L.P. and Sub-Advisory Agreement with Davis Selected Advisers-NY, Inc. Pursuant to an advisory agreement, the Fund pays the Adviser a fee according to the following schedule:
Assets	Cum. Assets
(millions)	(millions)	Fee*
$3,000	$3,000	0.55%
$1,000	$4,000	0.54%
$1,000	$5,000	0.53%
$1,000	$6,000	0.52%
$1,000	$7,000	0.51%
$3,000	$10,000	0.50%
$8,000	$18,000	0.485%
$7,000	$25,000	0.47%
$8,000	$33,000	0.455%
$7,000	$40,000	0.44%
$8,000	$48,000	0.425%
$7,000	$55,000	0.41%
Excess	$55,000+	0.395%
*fee expressed as a percentage of average net assets.
These fees may be higher than those of some other mutual funds but are not necessarily higher than those paid by funds with similar objectives. Advisory fees are allocated among each Class of shares in proportion to each Class' relative total net assets. The aggregate advisory fees paid by the Fund to the Adviser for the periods indicated were:
	Fiscal year ended July 31:
	2014	2013	2012
Davis New York Venture Fund	$102,604,909	$101,955,292	$122,109,753
In accordance with the provisions of the 1940 Act, the Advisory Agreement and Sub-Advisory Agreement will terminate automatically on assignment and are subject to cancellation on 60 days' written notice by the Board of Directors, the vote of the holders of a majority of the Fund's outstanding shares or the Adviser. The continuance of the Advisory Agreement and Sub-Advisory Agreement must be approved at least annually by the Fund's Board of Directors or by the vote of holders of a majority of the outstanding shares of the Fund. In addition, any new agreement, or the continuation of the existing agreement, must be approved by a majority of Directors who are not parties to the agreements or interested persons of any such party. The Advisory Agreement also makes provisions for portfolio transactions and brokerage policies of the Fund, which are discussed above under "Portfolio Transactions."
The Adviser has entered into a Sub-Advisory Agreement with its wholly owned subsidiary, Davis Selected Advisers - NY, Inc, where the Sub-Adviser performs research and other services on behalf of the Adviser. Under the Agreement, the Adviser pays all of the Sub-Adviser's direct and indirect costs of operation. All of the fees paid to the Sub-Adviser are paid by the Adviser and not the Fund.
Pursuant to the Advisory Agreement, the Adviser, subject to the general supervision of the Fund's Board of Directors, provides management and investment advice and furnishes statistical, executive and clerical personnel, bookkeeping, office space and equipment necessary to carry out its investment advisory functions and such corporate managerial duties as requested by the Board of Directors of the Fund. The Fund bears all expenses other than those specifically assumed by the Adviser under the Advisory Agreement, including preparation of its tax returns, financial reports to regulatory authorities, dividend determinations, transactions and accounting matters related to its custodian bank, transfer agency, custodial and investor services, and qualification of its shares under federal and state securities laws. The Fund reimburses the Adviser for providing certain services, including accounting and administrative services, and investor services. Such reimbursements are detailed below:
	Fiscal year ended July 31:
Davis New York Venture Fund	2014	2013	2012
Accounting & Administrative services:	$450,000	$459,163	$459,996
Investor Services:	$1,082,468	$1,065,718	$1,142,518
Approval of the Advisory and Sub-Advisory Agreements. The Board of Directors is scheduled to meet four times a year. The Directors believe that matters bearing on the Advisory and Sub-Advisory Agreements are considered at most, if not all, of their meetings. The Independent Directors are advised by independent legal counsel selected by the Independent Directors. A discussion of the Directors' considerations in the annual approval of Advisory and Sub-Advisory Agreements is included in the Fund's next annual or semi-annual report following the annual approval.
Unique Nature of Each Fund. The Adviser may serve as the investment adviser or sub-adviser to other funds that have investment objectives and principal investment strategies similar to those of the Davis Funds. While the Davis Funds may have many similarities to these other funds, the investment performance of each fund will be different due to a number of differences between the funds, including differences in sales charges, expense ratios and cash flows.
Code of Ethics. The Adviser, Sub-Adviser, Distributor and the Davis Funds have adopted a Code of Ethics, meeting the requirements of Rule 17j-1 under the 1940 Act that regulate the personal securities transactions of the Adviser's investment personnel, other employees and affiliates with access to information regarding securities transactions of the Davis Funds. Such employees may invest in securities, including securities that may be purchased or held by the Davis Funds. A copy of the Code of Ethics is on public file with, and available from, the SEC.
Continuing Regulation. The Adviser, like most other asset managers, is subject to ongoing inquiries from the SEC and/or the Financial Industry Regulatory Authority ("FINRA") regarding industry practices.
Litigation. In August 2008, a class action lawsuit was filed in the United States District Court for the District of Arizona on behalf of investors in Davis New York Venture Fund ("DNYVF") against Davis Selected Advisers L.P. (DNYVF's adviser) and Davis Distributors, LLC (DNYVF's principal distributor). The plaintiffs claim that the defendants ("Davis Entities") charged DNYVF excessive and disproportionate fees to manage DNYVF and distribute DNYVF's shares. The lawsuit seeks monetary damages and other relief. The Davis Entities believe that the action is without merit and have undertaken a vigorous defense in these proceedings. Although no determination can be made at this time, it is not anticipated that this lawsuit will have a material adverse effect on the Davis Entities, their assets, or DNYVF.
In June of 2014 and in August of 2014, two separate class action lawsuits were filed in the United States District Court for the Southern District of New York on behalf of investors in DNYVF against Davis Selected Advisers, L.P. and Davis Selected Advisers – N.Y., Inc. (DNYVF's sub-adviser). The plaintiffs claim that the defendants (the "Davis Entities") charged DNYVF excessive fees to manage DNYVF. In September of 2014, these two claims were consolidated into one lawsuit. The lawsuit seeks monetary damages and other relief. The Davis Entities believe that the action is without merit and have undertaken a vigorous defense in these proceedings. Although no determination can be made at this time, it is not anticipated that this lawsuit will have a material adverse effect on the Davis Entities, their assets, or the Fund.
Proxy Voting Policies and Record. The Board of Directors has directed the Adviser to vote the Fund's portfolio securities in conformance with the Adviser's Proxy Voting Policies and Procedures. These policies and procedures are summarized in Appendix C. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website, www.davisfunds.com, without charge, by calling Davis Funds' Investor Services at 1-800-279-0279, or on the Commission's website (www.sec.gov).
Portfolio Managers
Davis New York Venture Fund
The portfolio managers of Davis New York Venture Fund are Christopher Davis and Danton Goei. They are the persons primarily responsible for investing the Fund's assets on a daily basis.
Other Accounts Managed as of July 31, 2014
Portfolio Managers	Number of RICs(2)	Assets(1) in RICs(2)	Number of OPIV(3)	Assets(1) in OPIV(3)	Number OA(4)	Assets(1) in OA(4)
C. Davis	12	6,172,563,645.00	10	662,114,956.38	60	4,110,964,382.42
D Goei	9	4,721,778,080.26	10	475,685,429.25	55	2,827,590,771.26
(1)
 "Assets" means total assets managed by the portfolio manager. Some or all of these assets may be co-managed with another portfolio manager who will also be credited with managing the same assets. The sum of assets managed by Davis Advisors' portfolio managers may exceed the total assets managed by Davis Advisors.

(2)	"RIC" means Registered Investment Company.
(3)	"OPIV" means Other Pooled Investment Vehicles.
(4)	"OA" means Other Accounts. These accounts are primarily private accounts and sponsors of managed money/wrap accounts.
Ownership of Fund Shares
As of December 31, 2013, the portfolio managers had invested the following amounts in the Fund.
Davis New York Venture Fund	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
C. Davis							X
D. Goei					X
Structure of Compensation
Christopher Davis' compensation for services provided to the Adviser consists of a base salary. The Adviser's portfolio managers are provided benefits packages including life insurance, health insurance, and participation in the Adviser's 401(k) plan comparable to that received by other company employees.
Danton Goei's compensation for services provided to the Adviser consists of: (i) a base salary; (ii) an annual discretionary bonus; (iii) awards of equity ("Units") in Davis Selected Advisers, L.P. including Units, and/or phantom Units; and (iv) an incentive plan whereby the Adviser purchases shares in selected mutual funds managed by the Adviser. At the end of specified periods, generally five-years following the date of purchase, some, all, or none of the Fund shares will be registered in the employee's name based on fund performance, after expenses on a pre-tax basis, versus the Fund's benchmark index, as described in the Fund's prospectus or, in limited cases, based on performance ranking among established peer groups. The Adviser does not purchase incentive shares in every fund these portfolio managers manage or assist on. In limited cases, such incentive compensation is tied on a memorandum basis to the performance of the portion of the Fund ("sleeve") managed by the analyst versus the Fund's benchmark. The Adviser's portfolio managers are provided benefits packages including life insurance, health insurance, and participation in the Adviser's 401(k) plan comparable to that received by other company employees.
Potential Conflicts of Interest
Potential conflicts of interest may arise in connection with the management of multiple accounts, including potential conflicts of interest related to the knowledge and timing of the Fund's trades, investment opportunities, broker selection and Fund investments. Portfolio managers and other investment professionals may be privy to the size, timing and possible market impact of a Fund's trades. It is theoretically possible that Portfolio Managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund. It is possible that an investment opportunity may be suitable for both a Fund and other accounts managed by portfolio managers, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. Management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The Adviser seeks to manage such competing interests for the time and attention of portfolio managers. For example, many of Davis Advisors' portfolio managers focus on a small set of model accounts with similar accounts being managed by investing in the same securities and using the same investment weightings that are used in connection with the management of the model accounts.
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. Large clients may generate more revenue for the Adviser than do smaller accounts. Accounts which pay higher management fees usually generate more revenue than accounts of the same size paying lower management fees. A portfolio manager may be faced with a conflict of interest when allocating limited investment opportunities given the benefit to the Adviser of favoring accounts that pay a higher fee or generate more income for the Adviser. To deal with these situations, the Adviser has adopted procedures for allocating limited investment opportunities across multiple accounts.
With respect to securities transactions for the portfolios, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser may place separate, non-simultaneous, transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.
Substantial investment of the Adviser or Davis Family assets in certain mutual funds may lead to conflicts of interest. A portion of a portfolio manager's compensation may include awards of equity in Davis Advisors. A portfolio manager may face a conflict of interest given that the Adviser is more heavily invested in some funds than in other funds. A portion of the portfolio manager's compensation may also include an incentive plan whereby the Adviser purchases shares in certain funds managed by Davis Advisors. A portfolio manager may face a conflict of interest given that his long-term compensation may be more heavily determined by the performance of one fund, or portion of a fund, than by another fund which he also manages. To mitigate these potential conflicts of interest, the Adviser has adopted policies and procedures intended to ensure that all clients are treated fairly over time. Davis Advisors does not receive an incentive based fee on any account.
Davis Advisors expects that, over long periods of time, most clients pursuing similar investment strategies should experience similar, but not identical, investment performance. Many factors affect investment performance, including, but not limited to: (1) the timing of cash deposits and withdrawals to and from an account; (2) the possibility that Davis Advisors may not purchase or sell a given security on behalf of all clients pursuing similar strategies; (3) price and timing differences when buying or selling securities; and (4) clients pursuing similar investment strategies but imposing different investment restrictions. Davis Advisors has adopted written trading policies designed to minimize possible conflicts of interest in trading for its clients.
Conflicts of interest may also arise regarding proxy voting. Davis Advisors has adopted written proxy voting policies designed to minimize possible conflicts of interest when voting proxies on behalf of its clients.
Disclosure of Portfolio Holdings
Portfolio Holdings Information is Protected. Information about the Fund's portfolio holdings is proprietary information which the Adviser is committed to protecting. Davis Funds have adopted procedures reasonably designed to ensure that portfolio holdings information is not released on a selective basis except to qualified persons rendering services to the Fund which require that those persons receive information concerning the Fund's portfolio holdings. Neither the Fund nor the Adviser receives compensation with respect to the disclosure of portfolio holdings.
Public Disclosure of Portfolio Holdings. Information about the Fund's portfolio holdings which has previously been made public may be freely disclosed. Information about portfolio holdings may become "public" by (1) publication on the Davis Funds' website, (2) quarterly filings with the SEC on Form N-CSR or Form N-Q, or (3) other publication determined by the Adviser's Chief Legal Officer or his designee, in writing stating his rationale, to be public.
Davis Funds generally publish their portfolio holdings on Davis Funds' website (www.davisfunds.com) as of the end of each fiscal quarter with a 60-day lag. Davis Funds' Executive Vice President, or his designee, currently the Fund's Chief Compliance Officer, may authorize publication of portfolio holdings on a more frequent basis.
The Adviser manages other accounts such as separate accounts, private accounts, unregistered products, and portfolios sponsored by companies other than the Adviser. These other accounts may be managed in a similar fashion to certain Davis Funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Funds' portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings and may not be subject to the Funds' portfolio holdings disclosure policies.
Statistical Information. The Fund's portfolio holdings procedures do not prevent the release of aggregate, composite or descriptive information that, in the opinion of the Fund's Chief Compliance Officer or her designee, does not present material risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading that may be detrimental to the Fund. Information excluded from the definition of portfolio holdings information generally includes, without limitation: (1) descriptions of allocations among asset classes, regions, countries or industries/sectors; (2) aggregated data such as average or median ratios, market capitalization, credit quality or duration; (3) performance attributions by industry, sector or country; or (4) aggregated risk statistics.
Release of Non-Public Portfolio Holdings Information. Davis Funds or the Adviser may disclose non-public information about the Fund's portfolio holdings to third parties in a number of situations, including the following: (1) disclosure of specific securities (not a material portion of the entire portfolio) to broker-dealers in connection with the purchase or sale by the Fund of such securities; (2) requests for price quotations on specific securities (not a material portion of the entire portfolio) from broker-dealers for the purpose of enabling the Fund's service providers to calculate the Fund's net asset value; (3) requests for bids on one or more securities; (4) disclosures in connection with litigation involving Fund portfolio securities; (5) disclosure to regulatory authorities; (6) statements to the press by portfolio managers from time to time about the Fund's portfolio and securities held by the Fund which may or may not have been previously disclosed; and (7) attendance by employees of the Adviser at due diligence meetings with existing or potential investors in which specific Fund holdings are discussed and other information which the employee reasonably believes cannot be used in a manner which would be harmful to the Fund. In addition, the Adviser may provide a wide variety of information about the Fund (other than portfolio holdings) to existing and potential investors and intermediaries working on behalf of such investors. Such information may not be available from publicly available information and may consist of statistical and analytical information concerning the Fund's portfolio as a whole and how it has performed, without naming specific portfolio securities held by the Fund.
Davis Funds' portfolio holdings procedures prohibit release of non-public information concerning the Fund's portfolio holdings to individual investors, institutional investors, intermediaries which distribute the Fund's shares and other parties which are not employed by the Adviser or its affiliates. Information about the Fund's portfolio holdings may be reviewed by third parties for legitimate business purposes, but only if: (1) the Adviser's Chief Operating Officer, or his designee, currently the Fund's Chief Compliance Officer, considers the application for review of the Fund's portfolio holdings and, in his or her business judgment, the requesting third party: (i) has a legitimate business purpose for reviewing the portfolio holdings and (ii) does not pose a material risk to the Fund; and (2) the third party enters into an acceptable confidentiality agreement (including a duty not to trade). Davis Funds' Board of Directors is notified of the application for review of the Fund's portfolio holdings by any such third parties at the next scheduled quarterly meeting of the Board of Directors, at which time the Board reviews the application by each such party and considers whether the release of the Fund's portfolio holding information to the third parties is in the best interest of the Fund and its shareholders.
Third Parties Receiving Portfolio Holdings Information. As of October 1, 2013, each of the following third-party service providers have been approved to receive non-public information concerning Davis Funds' portfolio holdings: (1) KPMG LLP (serves as the Fund's independent registered public accounting firm); (2) Linedata (trading software); (3) ITG (Investment Technology Group, provides brokerage and trading reports); (4) Wilshire Associates (provides investment performance attribution reports); (5) State Street Bank and Trust Company (serves as the Fund's custodian bank and securities lending agent); (6) Linda Rubey (provides freelance financial writing and editing services); (7) Greenberg Traurig LLP (counsel for Davis Funds); (8) K&L Gates LLP (counsel for the Adviser); (9) RR Donnelley (Software Development); (10) Thomson Reuters (provide analytical reports to the Directors); (11) Deloitte & Touche (serves as the Adviser's auditor); (12) Global Trading Analytics (provides analytical reports); (13) MSCI/ISS/RiskMetrics Group and ADP/Broadridge Financial Solutions; (14) Electra Information Systems (share reconciliation), and (15) Morningstar Direct (investment performance attribution reports).
Administration. The Fund's Chief Compliance Officer oversees the release of portfolio holdings information, including authorizing the release of portfolio holdings information.
Distribution of Fund Shares
The Distributor. Davis Distributors, LLC ("Distributor"), 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756, is a wholly owned subsidiary of the Adviser and, pursuant to a Distributing Agreement, acts as principal underwriter of the Davis Funds' shares on a continuing basis. By the terms of the Distributing Agreement, the Distributor (or an affiliate) pays for all expenses in connection with the preparation, printing and distribution of advertising and sales literature for use in offering the Davis Funds' shares to the public, including reports to shareholders to the extent they are used as sales literature. The Distributor (or an affiliate) also pays for the preparation and printing of prospectuses other than those forwarded to existing shareholders. The continuance and assignment provisions of the Distributing Agreement are the same as those of the Advisory Agreement.
The Distributor has agreements with securities dealers and other financial institutions for distributing shares of the Funds and/or providing services to shareholders. The Distributor may pay such firms service fees for accounts for which representatives of the dealers are responsible and provide services. The sources for these payments include the distribution fees paid by Class A, B, C, and R shares and the Distributor or Adviser may also use their own resources.
The Distributor received the following amounts in total sales charges (which the Fund does not pay) on the sale of Class A shares:
	Fiscal year ended July 31:
Davis New York Venture Fund	2014	2013	2012
Total sales charges:	$3,550,461	$2,969,466	$2,493,584
Amount reallowed to dealers:	$3,008,236	$2,507,539	$2,111,494
The Distributor received compensation on redemptions and repurchases of shares in the following amounts:

Fiscal year ended July 31:
Class A shares	$9,244
Class B shares	$164,833
Class C shares	$70,375
Class R shares	$-
Class Y shares	$-
The Distributor received the following amounts as reimbursements under the Fund's Distribution plans:
	Fiscal year ended July 31:
Davis New York Venture Fund	2014	2013	2012
Class A shares	$25,720,863	$25,837,729	$32,980,678
Class B shares	$ 1,696,230	$ 2,473,397	$ 3,684,981
Class C shares	$32,899,205	$30,109,482	$31,766,582
Class R shares	$ 1,613,968	$ 1,761,459	$2,829,810
Class Y shares	None	None	None
Class Y shares do not have a Distribution plan.
Distribution Plans. Class A, B, C and R shares all use distribution plans to pay asset-based sales charges or distribution and/or services fees in connection with the distribution of shares, including payments to financial intermediaries for providing distribution assistance. Financial intermediaries that receive these fees may pay some or all of them to their investment professionals. Because these fees are paid out of a Class' assets on an on-going basis, over time these fees will increase the cost of an investment and may cost more than other types of sales and marketing charges.
The Distribution Plans were approved by the Board of Directors of each Davis Fund in accordance with Rule 12b-1 under the 1940 Act. Rule 12b-1 regulates the manner in which a mutual fund may assume costs of distributing and promoting the sale of its shares. Payments pursuant to a Distribution Plan are included in the operating expenses of the Class.
How Share Classes Affect Payments to Brokers. A financial advisor may receive different compensation for selling one class of shares than for selling another class. It is important to remember that Class B, C, and R contingent deferred sales charges and/or asset-based sales charges have the same purpose as the front-end sales charge on sales of Class A shares: to compensate the Distributor for concessions and expenses it (or an affiliate) pays to dealers and financial institutions for selling shares.
Recordkeeping Fees. Certain dealers (and other financial intermediaries) have chosen to maintain omnibus accounts with the Davis Funds. In an "omnibus account," a fund maintains a single account in the name of the dealer and the dealer maintains all of the individual shareholder accounts. Likewise, for many retirement plans, a third-party administrator may open an omnibus account with the Davis Funds and the administrator will then maintain all of the participant accounts. The Adviser, on behalf of Davis Funds, enters into agreements whereby Davis Funds, and sometimes the Adviser in addition, compensate the dealer or administrator for recordkeeping services. This compensation is not treated as a distribution expense.
Class A Shares. Payments under the Class A Distribution Plan may be up to an annual rate of 0.25% of the average daily net asset value of the Class A shares. Such payments are made to reimburse the Distributor for the fees it (or an affiliate) pays to its salespersons and other firms for selling Class A shares, servicing its shareholders and maintaining its shareholder accounts. Normally, servicing fees are paid at an annual rate of 0.25% of the average net asset value of the accounts serviced and maintained on the books of each Davis Fund. In addition, when the Distributor (or an affiliate) pays a commission to a broker-dealer for qualifying purchases of Class A shares at net asset value, the Fund may reimburse the Distributor for this commission. The Fund will not reimburse this commission if the result would be that Class A shares would pay Distribution Plan fees in excess of 0.25% of average net assets. Payments under the Class A Distribution Plan also may be used to reimburse the Distributor for other distribution costs (excluding overhead) not covered in any year by any portion of the sales charges the Distributor retains.
Class B Shares. Payments under the Class B Distribution Plan are limited to an annual rate equal to the lesser of 1.25% of the average daily net asset value of the Class B shares or the maximum amount provided by applicable rule or regulation of the Financial Industry Regulatory Authority, which currently is 1%. Therefore, the effective rate of the Class B Distribution Plan at present is 1%. In accordance with current applicable rules, such payments also are limited to 6.25% of gross sales of Class B shares plus interest at 1% over the prime rate on any unpaid amounts. The Distributor (or an affiliate) pays broker/dealers up to 4% in commissions on new sales of Class B shares. The Fund pays the distribution fee on Class B shares in order: (i) to pay the Distributor commissions on Class B shares which have been sold and (ii) to enable the Distributor to pay services fees on Class B shares which have been sold. From these distribution payments, the Distributor currently uses up to 0.25% of average net assets for the payment of service and maintenance fees to its salespersons and other firms for shareholder servicing and maintenance of its shareholder accounts.
Class C Shares. Payments under the Class C Distribution Plan are limited to an annual rate equal to the lesser of 1.25% of the average daily net asset value of the Class C shares or the maximum amount provided by applicable rule or regulation of the Financial Industry Regulatory Authority, which currently is 1%. Therefore, the effective rate of the Class C Distribution Plan at present is 1%. Class C shares are subject to the same 6.25% and 1% limitations applicable to the Class B Distribution Plan. The Fund pays the distribution fee on Class C shares in order: (i) to pay the Distributor commissions on Class C shares which have been sold and (ii) to enable the Distributor (or an affiliate) to pay services fees on Class C shares which have been sold. From these distribution payments, the Distributor currently uses up to 0.25% of average net assets for the payment of service and maintenance fees to its salespersons and other firms for shareholder servicing and maintenance of its shareholder accounts.
Class R Shares. Payments under the Class R Distribution Plan may be up to an annual rate of 0.75% of the average daily net asset value of the Class R shares. As of the date of this Statement of Additional Information, such payments are at an annual rate of 0.50% of the average daily net asset value of the Class R shares. Such payments are made: (i) compensate financial intermediaries for distribution assistance and shareholder services; (ii) reimburse the Distributor for fees paid to its salespersons and to other firms which offer and sell the Fund's shares and/or provide servicing and maintenance of shareholder accounts; (iii) reimburse the Distributor its other distribution expenses, after application of the Distributor's portion of sales charges incurred in connection with the distribution of Fund shares, excluding overhead expense and including expenses of promotion, sales seminars, wholesaling, advertising, and sales literature (For this purpose sales literature shall not include reports sent to shareholders regulatory bodies which are paid for by the Fund); and (iv) other categories of expenses which the Fund's Independent Directors shall approve of.
Additional Information Concerning the Distribution Plans. In addition, to the extent that any investment advisory fees paid by the Davis Funds may be deemed to be indirectly financing any activity that primarily is intended to result in the sale of Fund shares within the meaning of Rule 12b-1, the Distribution Plans authorize the payment of such fees.
The Distribution Plans continue annually so long as they are approved in the manner provided by Rule 12b-1 or unless earlier terminated by vote of the majority of the Independent Directors or a majority of the Fund's outstanding Class of shares. The Distributor is required to furnish quarterly written reports to the Board of Directors detailing the amounts expended under the Distribution Plans. The Distribution Plans may be amended, provided that all such amendments comply with the applicable requirements then in effect under Rule 12b-1. Currently, Rule 12b-1 provides that as long as the Distribution Plans are in effect, the Davis Funds must commit the selection and nomination of candidates for new Independent Directors to the sole discretion of the existing Independent Directors.
Dealer Compensation. Dealers or others may receive different levels of compensation depending on which class of shares they sell. The Distributor may make expense reimbursements for special training of a dealer's registered representatives or personnel of dealers and other firms who provide sales or other services with respect to the Davis Funds and/or their shareholders, or to defray the expenses of meetings, advertising or equipment. Any such amounts may be paid by the Distributor from the fees it receives under the Class A, B, C and R Distribution Plans.
In addition, the Distributor (or an affiliate) may, from time to time, pay additional cash compensation or other promotional incentives to authorized dealers or agents who sell shares of the Davis Funds. In some instances, such cash compensation or other incentives may be offered only to certain dealers or agents who employ registered representatives who have sold or may sell significant amounts of shares of the Davis Funds during a specified period of time. These payments are more fully described in the prospectus.
Fund Supermarkets. The Davis Funds participate in various "Fund Supermarkets" in which a supermarket sponsor (usually a registered broker-dealer) offers many mutual funds to the supermarket sponsor's clients. The Davis Funds pay the supermarket sponsor a negotiated fee for distributing the shares and for continuing services provided to their shareholders. A portion of the supermarket sponsor's fee (that portion related to sales, marketing or distribution of shares) is paid with fees authorized under the Distribution Plans.
A portion of the supermarket sponsor's fee (that portion related to investor services such as new account setup, shareholder accounting, shareholder inquiries, transaction processing, and shareholder confirmations and reporting) is paid as a shareholder servicing fee of each Davis Fund. Each Davis Fund typically would be paying these shareholder servicing fees directly, were it not that the supermarket sponsor holds all customer accounts in a single omnibus account with each Davis Fund. If the supermarket sponsor's fees exceed the sum available from the Distribution Plans and shareholder servicing fees, then the Adviser pays the remainder out of its profits.
Other Important Service Providers
Custodian. State Street Bank and Trust Company ("State Street" or the "Custodian"), One Lincoln Street, Boston, MA 02111, serves as custodian of each Davis Fund's assets. The Custodian maintains all of the instruments representing the Davis Funds' investments and all cash. The Custodian delivers securities against payment on sale and pays for securities against delivery on purchase. The Custodian also remits the Davis Funds' assets in payment of their expenses, pursuant to instructions of officers or resolutions of the Board of Directors. The Custodian also provides certain fund accounting services to the Fund.
Transfer Agent. Boston Financial Data Services, Inc., P.O. Box 8406, Boston, MA 02266-8406, serves as the Fund's transfer agent.
Independent Registered Public Accounting Firm. KPMG LLP ("KPMG"), 1225 17th Street, Suite 800, Denver, CO 80202, serves as the Fund's independent registered public accounting firm. KPMG audits the Fund's financial statements, performs other related audit services, and meets with the Audit Committee of the Board of Directors. KPMG LLP also acts as the independent registered public accounting firm to certain other funds advised by the Adviser. In addition, KPMG prepares the Fund's federal and state income tax returns and related forms. Audit and non-audit services provided by KPMG to the Fund must be pre-approved by the Audit Committee.
Counsel. Greenberg Traurig LLP, 77 W. Wacker Dr., Suite 3100, Chicago, IL 60601, serves as counsel to the Davis Funds and also serves as counsel for the Independent Directors.
Section III: Classes of Shares, Purchases, Exchanges and Redemptions
This Statement of Additional Information should be read in conjunction with the Fund's prospectus. This Statement of Additional Information supplements the information available in the prospectus.
Selecting The Appropriate Class of Shares
Each of the Davis Funds offers Class A, B, C and Y shares. In addition, Davis New York Venture Fund offers Class R shares. Depending on the amount of the purchase and the anticipated length of time of the investment, investors may choose to purchase one Class of shares rather than another. Investors who would rather pay the entire cost of distribution, or sales charge, at the time of investment, rather than spreading such cost over time, might consider Class A shares. Other investors might consider Class B or C shares, in which case 100% of the purchase price is invested immediately. If you have significant Davis Funds holdings you may not be eligible to invest in Class B or C Shares. See "How to Choose a Share Class," in the prospectus for details.
Class A shares
With certain exceptions described below, Class A shares are sold with a front-end sales charge at the time of purchase and are not subject to a sales charge when they are redeemed.
Class B shares
Class B shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed within six years after purchase. Class B shares will automatically convert to Class A shares seven years after the end of the calendar month in which the shareholder's order to purchase was accepted.
Class C shares
Class C shares are purchased at their net asset value per share without the imposition of a front-end sales charge but are subject to a 1% deferred sales charge if redeemed within one year after purchase and do not have a conversion feature.
Class Y shares
Class Y shares are sold at net asset value without the imposition of Rule 12b-1 charges. Class Y shares are only available through certain institutions which have entered into agreements with Davis Distributors LLC.
Class R shares
Class R shares generally are available only to certain qualifying retirement plans. Class R shares are purchased at their net asset value per share without the imposition of a front-end sales charge.
Shares issued by Davis Government Money Market Fund
The four classes of Davis Government Money Market Fund shares are available so as to enable investors to facilitate exchanges since, with the exception of exchanges from Class A shares to Class Y shares, shares may be exchanged only for shares of the same class. Davis Government Money Market shares are sold directly without sales charges; however, front-end or deferred sales charges may be imposed, in certain cases, on their exchange into shares of other Davis Funds (see "Exchange of Shares"). Shares of the Davis Government Money Market Fund are offered at net asset value. However, in the case of certain exchanges, the Money Market Fund shares received may be subject to an escrow, pursuant to a Statement of Intention, or a contingent deferred sales load. See "Exchange of Shares."
Class A Shares. Class A shares of the Davis Funds (other than shares of Davis Government Money Market Fund) are sold at their net asset value plus a sales charge. The amounts of the sales charges are shown in the prospectus.
Reduction of Class A Sales Charge. There are a number of ways to reduce the sales charge imposed on the purchase of the Davis Funds' Class A shares, as described below. These reductions are based on the fact that there is less sales effort and expense involved with respect to purchases by affiliated persons and purchases made in large quantities. The examples listed below are descriptive of the types of fact patterns which qualify for a reduction of sales charge. It is not possible to list every potential qualifying transaction. The Distributor uses its discretion to determine whether or not any specific transaction is similar enough to the examples listed below to qualify for a reduction of sales charge. If you claim any reduction of sales charges, you or your dealer must notify the Distributor (or State Street Bank and Trust Company if the investment is mailed to State Street Bank and Trust Company) when the purchase is made. Enough information must be given to verify that you are entitled to such reduction.
(1) Immediate Family or Group Purchases. Certain purchases made by or for more than one person may be considered to constitute a single purchase, including: (i) purchases for immediate family members, ("immediate family members" consist of spouses and children under 21); (ii) purchases by trust or other fiduciary accounts and purchases by Individual Retirement Accounts for employees of a single employer; and (iii) purchases made by an organized group of persons, whether incorporated or not, if the group has a purpose other than buying shares of mutual funds. For further information on group purchase reductions, contact the Adviser or your dealer.
(2) Other Groups. Certain purchases made by or for more than one person may be considered to constitute a single purchase, including: (i) purchases by trust or other fiduciary accounts and purchases by Individual Retirement Accounts for employees of a single employer; and (ii) purchases made by an organized group of persons, whether incorporated or not, if the group has a purpose other than buying shares of mutual funds. For further information on group purchase reductions, contact the Adviser or your dealer.
(3) Statement of Intention. Another way to reduce the sales charge is by signing a Statement of Intention ("Statement"). See Appendix B: "Terms and Conditions of a Statement of Intention." If you enter into a Statement of Intention you (or any "single purchaser") may state that you intend to invest at least $100,000 in the Fund's Class A shares over a 13-month period. The amount you say you intend to invest may include Class A shares that you already own (except purchases into Davis Government Money Market Fund unless the shares were exchanged from another Davis Fund and the shares were previously subject to a sales charge) valued at public offering price, the day prior to the period covered by the Statement. A Statement may be backdated up to 90 days to include purchases made during that period, but the total period covered by the Statement may not exceed 13 months and purchases made prior to the start of the 13-month period will not be re-adjusted to reflect a lower sales charge.
Shares having a value of up to 5% of the amount you state you intend to invest will be held "in escrow" to make sure that any additional sales charges are paid. If any of the Fund's shares are in escrow pursuant to a Statement and such shares are exchanged for shares of another Davis Fund, the escrow will continue with respect to the acquired shares.
No additional sales charge will be payable if you invest the amount you have indicated. Each purchase under a Statement will be made as if you were buying the total amount indicated at one time. For example, if you indicate that you intend to invest $100,000, you will pay a sales charge of 3-1/2% on each purchase.
If during the 13-month period you invest less than the amount you have indicated, you will pay an additional sales charge. For example, if you state that you intend to invest $250,000 and actually invest only $100,000, you will, by retroactive adjustment, pay a sales charge of 3-1/2%. The sales charge you actually pay will be the same as if you had purchased the shares in a single purchase.
A Statement does not bind you to buy, nor does it bind the Adviser or Distributor to sell, the shares covered by the Statement.
(4) Rights of Accumulation (All Davis Funds Combined). Another way to reduce the sales charge is under a right of accumulation. This means that the larger purchase entitled to a lower sales charge does not have to be in dollars invested at one time or in a single Davis Fund. The larger purchases that you (or any "single purchaser") make at any one time can be determined by adding to the amount of a current purchase to the value of any Davis Fund shares (at offering price) already owned by you. Money market fund shares are not counted in determining the total amount of Funds shares you own unless the shares were exchanged from another Davis Fund and the shares were previously subject to a sales charge.
For example, if you own $100,000 worth (at offering price) of shares, including Class A, B and C shares of all Davis Funds except money market fund shares (unless the shares were exchanged from another Davis Fund and the shares were previously subject to a sales charge) and invest $5,000 in additional shares, the sales charge on that $5,000 investment would be 3-1/2%, not 4-3/4%.
Lastly, the right of accumulation also applies to the Class A, B and C shares of the other Davis Funds that you own. Thus, the amount of current purchases of the Fund's Class A shares that you make may be added to the value of the Class A, B and C shares of the other Davis Funds (valued at their current offering price, excluding money market fund shares unless the shares were exchanged from another Davis Fund and the shares were previously subject to a sales charge) already owned by you in determining the applicable sales charge.
In all of the above instances where you wish to assert this right of combining the shares you own of the other Davis Funds, you or your dealer must notify the Distributor (or State Street Bank and Trust Company, if the investment is mailed to State Street Bank and Trust Company) of the pertinent facts. Enough information must be given to permit verification as to whether you are entitled to a reduction in sales charges.
(5) Combining Statement of Intention(s) and/or Rights of Accumulation. A Statement of Intention for the Fund's Class A shares and for the Class A shares of the other Davis Funds may be aggregated. Also, the Fund's Class A shares and the Class A, B and C shares of the other Davis Funds that you already own, valued at the current offering price the day prior to the period covered by your Statement of Intention, may be included in the amount you have stated you intend to invest pursuant to your Statement.
(6) Purchases for Employee Benefit Plans. Trustees or other fiduciary accounts and Individual Retirement Accounts ("IRA") of a single employer are treated as purchases of a single person. Purchases of and ownership by an individual and such individual's spouse under an IRA are combined with their other purchases and ownership.
Class A shares Sales at Net Asset Value. There are situations where the sales charge will not apply to the purchase of Class A shares. A sales charge is not imposed on these transactions either because the purchaser deals directly with the Fund (as in employee purchases), or because a responsible party (such as a financial institution) is providing the necessary services usually provided by a registered representative. Although the investor pays no front-end sales charge, a contingent deferred sales charge of 0.50% may be imposed if the Distributor paid a sales commission to a broker or agent and the shares purchased at net asset value without a sales load are redeemed within the first year after purchase. In addition, if investors effect purchases in Fund shares through a broker or agent, the broker or agent may charge a fee. The situations where the sales charge will not apply are described in the prospectus.
The Fund also may issue Class A shares at net asset value incident to a merger with or acquisition of assets of an investment company. The Fund occasionally may be provided with an opportunity to purchase substantially all the assets of a public or private investment company or to merge another such company into the Fund. This offers the Fund the opportunity to obtain significant assets. No dealer concession is involved. It is industry practice to effect such transactions at net asset value, as it would adversely affect the Fund's ability to do such transactions if the Fund had to impose a sales charge.
Class B Shares. Class B shares are offered at net asset value, without a front-end sales charge. The Distributor receives and usually reallows commissions to firms responsible for the sale of such shares. With certain exceptions described below, the Davis Funds (except for Davis Government Money Market Fund) impose a deferred sales charge of 4% on shares redeemed during the first year after purchase, 3% on shares redeemed during the second or third year after purchase, 2% on shares redeemed during the fourth or fifth year after purchase and 1% on shares redeemed during the sixth year after purchase. Class B shares will be subject to a maximum Rule 12b-1 fee at the annual rate of 1% of the Class' average daily net asset value. The Davis Funds will not accept any purchase of Class B shares in the amount of $50,000 or more per investor.
Class B shares that have been outstanding for seven years will automatically convert to Class A shares without imposition of a front-end sales charge. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. Because the net asset value per share of the Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or less Class A shares than the number of Class B shares converted. Under a private Internal Revenue Service Ruling, such a conversion will not constitute a taxable event under the federal income tax law. In the event that this ceases to be the case, the Board of Directors will consider what action, if any, is appropriate and in the best interests of the Class B shareholders. In addition, certain Class B shares held by certain defined contribution plans automatically convert to Class A shares based on increases of plan assets.
Class B Special Distribution Arrangement. Davis Funds have entered into an agreement with Merrill Lynch to waive the Contingent Deferred Sales Charge ("CDSC") of Class B shares sold to Qualifying Retirement Plans. Under this agreement Class B shares of the Davis Funds are made available to Retirement Plan participants such as 401(k) or 403(b) plans at net asset value with the waiver of the CDSC if:
(i) The Retirement Plan is record-kept on a daily valuation basis by Merrill Lynch and, on the date the Retirement Plan sponsor signs the Merrill Lynch Record Keeping Service Agreement, the Retirement Plan has less than $3 million in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Services Agreement between Merrill Lynch and the Funds' principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments"); or
(ii) The Retirement Plan is record-kept on a daily valuation basis by an independent record keeper whose services are provided through a contract of alliance arrangement with Merrill Lynch, and on the date the Retirement Plan Sponsor signs the Merrill Lynch Record Keeping Service Agreement, the Retirement Plan has less than $3 million in assets, excluding money market funds, invested in Applicable Investments; or
(iii) The Retirement Plan has less than 500 eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the Retirement Plan Sponsor signs the Merrill Lynch Record Keeping Service Agreement.
Retirement Plans record-kept on a daily basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch that are currently investing in Class B shares of the Davis Funds convert to Class A shares once the Retirement Plan has reached $3 million invested in Applicable Investments. The Retirement Plan will receive a Retirement Plan level share conversion.
Class C Shares. Class C shares are offered at net asset value without a sales charge at the time of purchase. Class C shares redeemed within one year of purchase will be subject to a 1% charge on redemption. Class C shares do not have a conversion feature. The Davis Funds will not accept any purchases of Class C shares when Class A shares may be purchased at net asset value.
The Distributor will pay a commission to the firm responsible for the sale of Class C shares. No other fees will be paid by the Distributor during the one-year period following purchase. The Distributor will be reimbursed for the commission paid from 12b-1 fees paid by the Fund during the one-year period. If Class C shares are redeemed within one year of purchase, the 1% redemption charge will be paid to the Distributor. After Class C shares have been outstanding for more than one year, the Distributor will make quarterly payments to the firm responsible for the sale of the shares in amounts equal to 0.75% of the annual average daily net asset value of such shares for sales fees and 0.25% of the annual average daily net asset value of such shares for service and maintenance fees.
Contingent Deferred Sales Charges. Any contingent deferred sales charge ("CDSC") imposed on the redemption of Class A, B or C shares is a percentage of the lesser of: (i) the net asset value of the shares redeemed; or (ii) the original cost of such shares. No CDSC is imposed when you redeem amounts derived from: (a) increases in the value of shares redeemed above the net cost of such shares, or (b) certain shares with respect to which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions. On request for a redemption, shares not subject to the CDSC will be redeemed first. Thereafter, shares held the longest will be redeemed.
The CDSC on Class A, B and C shares that are subject to a CDSC will be waived if the redemption relates to the following: (a) in the event of the total disability of the last surviving shareholder (as evidenced by a determination by the federal Social Security Administration) occurring after the purchase of the shares being redeemed; (b) in the event of the death of the last surviving shareholder; (c) for redemptions made pursuant to an automatic withdrawal plan, if: (i) there are at least four withdrawals a year (except for retirement accounts subject to a required minimum distribution, in which case it may run once a year); and (ii) the aggregate value of the redeemed shares does not exceed 12% of the account's value on an annual basis**; (d) for redemptions from a qualified retirement plan or IRA that constitute a tax-free return of excess contributions to avoid tax penalty; (e) on redemptions of shares sold to directors, officers and employees of any fund for which the Adviser acts as investment adviser, or officers and employees of the Adviser, Sub-Adviser or Distributor, including former directors and officers and extended family members of all of the foregoing and any employee benefit or payroll deduction plan established by or for such persons; and (f) on redemptions pursuant to the right of the Funds to liquidate a shareholder's account if the aggregate net asset value of the shares held in such account falls below an established minimum amount.
** An Automatic Withdrawal Plan may be established as either a percentage or a fixed dollar amount. The shares that may be redeemed without a sales charge are recalculated as a percentage of the current market value of the account as of the date of each withdrawal. If established as a percentage, no sales charge will be incurred regardless of market fluctuations. If established as a fixed dollar amount, a sales charge may be incurred if the market value of the account decreases. If you redeem shares in addition to those redeemed pursuant to the Automatic Withdrawal Plan, a deferred sales charge may be imposed on those shares and on any subsequent redemptions within a 12-month period, regardless of whether such redemptions are pursuant to an Automatic Withdrawal Plan.
Subject to various limitations, shares in different Davis Funds may be exchanged at relative net asset value. If a sales charge is due on Class A shares, and has not been previously paid, then the sales charge will be deducted at the time of the exchange. If any Class of Davis Fund shares being exchanged are subject to a sales charge, Statement of Intention, or other limitation, the limitation will continue to apply to the shares received in the exchange. When an investor exchanges any Class of shares in a Davis Fund for shares in Davis Government Money Market Fund, the holding period for any deferred sales charge does not continue during the time that the investor owns Davis Government Money Market Fund shares. For example, Class B shares are subject to a declining sales charge for six years. Any period that an investor owns shares of Davis Government Money Market Fund will be added to the six-year declining sales charge period.
Class Y shares. Class Y shares are sold at net asset value without the imposition of Rule 12b-1 charges. Class Y shares are offered to: (i) trust companies, bank trusts, endowments, pension plans, or foundations ("Institutions") acting on behalf of their own account or one or more clients for which such Institution acts in a fiduciary capacity and investing at least $5,000,000 at any one time; (ii) any state, county, city, department, authority, or similar agency that invests at least $5,000,000 ("Government Entities"); (iii) any investor with an account established under a "wrap account" or other similar fee-based program sponsored and maintained by a registered broker-dealer approved by the Davis Funds' Distributor ("Wrap Program Investors"); (iv) a 401(k) plan, 457 plan, employer sponsored 403(b) plan, profit sharing and money purchase pension plan, defined benefit plan, or non-qualified deferred compensation plan where plan level or omnibus accounts are held on the books of the Fund if at least $500,000 is invested; (v) the Adviser and its affiliates; and (vi) through a registered investment adviser (RIA) who initially invests for clients an aggregate of at least $100,000 in Davis Funds through a fund "supermarket" or other mutual fund trading platform sponsored by a broker-dealer or trust company and which has entered into an agreement with Davis Distributors, LLC.
Wrap Program Investors may purchase Class Y shares through the sponsors of such programs who have entered into agreements with Davis Distributors, LLC. Wrap Program Investors should be aware that both Class A and Y shares are made available by the Davis Funds at net asset value to sponsors of wrap programs. However, Class A shares are subject to additional expenses under the Fund's Rule 12b-1 Plan and sponsors of wrap programs utilizing Class A shares generally are entitled to payments under the Plan. If the Sponsor has selected Class A shares, investors should discuss these charges with their program's sponsor and weigh the benefits of any services to be provided by the sponsor against the higher expenses paid by Class A shareholders.
Conversion from Class A, B, or C shares into Class Y shares
For shareholders who currently hold Class A, B, or C shares, but are authorized under certain circumstances to purchase Class Y shares, those shareholders may convert their eligible existing shares to Class Y shares of the Fund provided that the Class Y shares received in the conversion are held in a fee-based account and their dealer has entered into an agreement with the Distributor. Shares that are subject to a CDSC are not eligible to convert to Class Y shares until the applicable CDSC period has expired. Under current interpretations of applicable federal income tax law by the Internal Revenue Service (the "IRS"), this voluntary conversion to Class Y shares is not treated as a taxable event. If those laws or the IRS interpretation of those laws should change, this conversion feature may be suspended.
Class R Shares. Class R shares generally are available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans. Class R shares are also generally available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund. Class R shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, and Individual 403(b) plans.
Investment Minimums. The Distributor may waive the investment minimums for any and all Classes of shares at its discretion. The Distributor may determine that it is appropriate to waive the investment minimum for participants in certain fee based programs sponsored by financial intermediaries. The Distributor may determine that it is appropriate to treat related investors as a single investment account. Examples may include trust funds of the same bank, separate accounts of the same insurance company, clients whose funds are managed by a single bank, insurance company, investment adviser, broker-dealer, or clients of a financial intermediary that maintains an omnibus account with the Fund.
How To Purchase Shares
Davis Funds and the Distributor reserve the right to reject any purchase order for any reason. Each Davis Fund prospectus provides full directions on how to purchase shares.
Broker-Dealers may remit payment. Your broker-dealer may order and remit payment for the shares on your behalf. The broker-dealer can also order the shares from the Distributor by telephone or wire. Please note that the following rules and provisions apply with respect to purchases of Fund shares through a broker-dealer:
(A)	The Distributor has entered into agreements with broker-dealers to receive on its behalf purchase and redemptions orders;
(B)	Such broker-dealers are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Distributor;
(C)	The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, its broker's authorized designee, receives the order; and
(D)	A Client order will be priced at the Fund's net asset value next computed after they are received by an authorized broker-dealer or the broker-dealer's authorized designee.
Special Services
Each Davis Funds prospectus describes a number of special services offered by the Davis Funds. This Statement of Additional Information supplements that discussion.
Prototype Retirement Plans. The Distributor and certain qualified dealers have available prototype retirement plans (e.g., profit sharing, money purchase, Simplified Employee Pension ("SEP") plans, model 403(b) and 457 plans for charitable, educational and governmental entities) sponsored by the Davis Funds for corporations and self-employed individuals. The Distributor and certain qualified dealers also have prototype Individual Retirement Account ("IRA") plans (deductible IRAs and non-deductible IRAs, including "Roth IRAs"), Education Savings Accounts and SIMPLE IRA plans for both individuals and employers. These plans utilize the shares of the Davis Funds as their investment vehicles. State Street Bank and Trust Company acts as custodian or trustee for certain retirement plans and charges each participant an annual custodial fee of $15 per Social Security Number regardless of the number of plans established. For a detailed explanation of the custodial fees charged to an IRA, please refer to the prospectus.
In-Kind Purchases. Shares of the Davis Funds are continuously offered at their public offering price next determined after an order is accepted. The methods available for purchasing shares of a Fund are described in the Fund's prospectus. In addition, shares of the Davis Funds may be purchased using securities if the Adviser determines that doing so is in the best interest of the applicable Fund and its shareholders. The Adviser must review the securities that are offered in exchange for the "in-kind" purchase to determine that the securities delivered to the Fund: (i) meet the investment objective, strategy and policies of the Fund; (ii) do not cause the violation of any investment restrictions at the time of acceptance; (iii) are readily marketable; (iv) may be accurately and objectively valued on a daily basis; and (v) represent securities that are desirable for the Fund to own given the Fund's investment strategy and the Adviser's view of market conditions. The Adviser reserves the right to reject all or any part of the securities offered in exchange for shares of the Fund. On any such in-kind purchase, the following conditions will apply:
(1)	The securities offered by the investor in exchange for shares of a Fund must not be in any way restricted as to resale or otherwise be illiquid;
(2)
The securities must have a value that is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the NYSE, AMEX or NASDAQ or other appropriate method; and

(3)	The transaction involves a net purchase of $1 million or more in Fund shares.
Davis Funds believe that this ability to purchase shares of a Fund using securities provides a means by which holders of certain securities may obtain diversification and continuous professional management of their investments without the expense of selling those securities in the public market. Benefits to the Fund include the ability to purchase desirable securities without brokerage commissions.
An investor who wishes to make an in-kind purchase must provide the Adviser with a full and exact written description of each security that he or she proposes to deliver to the applicable Davis Fund. The Fund will advise the investor as to those securities that it is prepared to accept and will provide the forms required to be completed and signed by the investor. The investor should then send the securities, in proper form for transfer and with the necessary forms, to the Adviser and certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. The securities will be valued as of the close of business on the day of receipt by the Fund in the same manner as portfolio securities of the Fund are valued. The number of shares of the Fund, having a net asset value as of the close of business on the day of receipt equal to the value of the securities delivered by the investor, will be issued to the investor, less applicable stock transfer taxes, if any.
The exchange of securities by the investor pursuant to this in-kind offer will constitute a taxable transaction and may result in a gain or loss for federal income tax purposes. Each investor should consult his tax adviser to determine the tax consequences under Federal and state law of making such an in-kind purchase. This service may be discontinued at any time without prior notice.
Exchange Of Shares
The prospectus describes exchange procedures. This Statement of Additional Information supplements that discussion.
Market Timing. Davis Funds have not entered into any arrangements, which permit organizations or individuals to "market time" the Funds. Although the Davis Funds will not knowingly permit investors to excessively trade the Funds, shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection, and, there can be no guarantee that all market timing will be prevented, despite the Davis Funds' best efforts. The Funds receive purchase and sales order through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus accounts by intermediaries. Davis Funds reserve the right to terminate or amend the exchange privilege at any time by filing amended registration statements.
Redemption Of Shares
The Fund's prospectus describes redemption procedures. This Statement of Additional Information supplements those discussions.
Certificates. In the past Davis Funds issued share certificates, and some are still outstanding. If shares to be redeemed are represented by a certificate, the certificate must be sent by certified mail to State Street Bank and Trust Company with a letter of instruction signed by all account owner(s).
Redemption Proceeds. Redemption proceeds normally are paid to you within seven days after State Street Bank and Trust Company receives your proper redemption request. Payment for redemptions can be suspended under certain emergency conditions determined by the SEC or if the New York Stock Exchange ("NYSE") is closed for reasons other than customary or holiday closings. You may redeem shares on any business day (i.e., any day the NYSE is open for regular session trading). Redemption proceeds may be withheld until a sufficient period of time has passed for State Street Bank and Trust Company to be reasonably sure that all checks or drafts (including certified or cashiers' checks) for shares purchased have cleared, normally not exceeding fifteen calendar days. You can avoid any redemption delay by paying for your shares with a bank or federal funds wire.
Redemptions are ordinarily paid to you in cash. However, the Board of Directors is authorized to decide if conditions exist making cash payments undesirable. If the Board of Directors should decide to make payments other than in cash, redemptions could be paid in securities, valued at the value used in computing a Fund's net asset value. There would be brokerage costs incurred by the shareholder in selling securities received in redemption of Fund shares. The Fund must, however, redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's net asset value, whichever is smaller, during any 90-day period for any one shareholder.
Federal Funds Wire. You may be eligible to have your redemption proceeds electronically transferred to a commercial bank account by federal funds wire. There is a $5 charge by State Street Bank and Trust Company for wire service, and receiving banks also may charge for this service. Redemption by federal funds wire is usually credited to your bank account on the next business day after the sale. Alternatively, redemption through Automated Clearing House usually will arrive at your bank two banking days after the sale. To have redemption proceeds sent by federal funds wire to your bank, you must first fill out the "Banking Instruction" section on the account application form and attach a voided check or deposit slip. If the account has already been established, an Account Service Form must be submitted with a medallion guarantee and a copy of a voided check or deposit slip.
Segregation of Davis Government Money Market Fund Shares. In order to secure the payment of any sales charge or CDSC that may be due on shares exchanged into shares of Davis Government Money Market Fund, the number of shares equal in value to the sales charge are segregated and separately maintained in Davis Government Money Market Fund. The purpose of the segregation is to assure that redemptions utilizing the Davis Government Money Market Fund check writing privilege do not deplete the account without payment of any applicable sales charge and therefore no draft will be honored for liquidation of shares in excess of the shares in the Davis Government Money Market Fund account that are free of segregation.
Section IV: General Information
This Statement of Additional Information should be read in conjunction with the Fund's prospectus. This Statement of Additional Information supplements the information available in the prospectus.
Determining The Price Of Shares
The Fund's prospectus describes procedures used to determine the price of shares. This Statement of Additional Information supplements that discussion.
Net Asset Value. The price per share for purchases or redemptions of Fund shares made directly through State Street Bank and Trust Company generally is the value next computed after State Street Bank and Trust Company receives the purchase order or redemption request in good order. In order for your purchase order or redemption request to be effective on the day you place your order with your broker-dealer or other financial institution, such broker-dealer or financial institution must: (i) receive your order before 4 p.m. Eastern time; and (ii) promptly transmit the order to State Street Bank and Trust Company. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders or redemption requests to State Street Bank and Trust Company so that you may receive the same day's net asset value. Note that in the case of redemptions and repurchases of Fund shares owned by corporations, trusts or estates, or of shares represented by outstanding certificates (in the past Davis Funds issued share certificates), State Street Bank and Trust Company may require additional documents to effect the redemption and the applicable price will be determined as of the next computation following the receipt of the required documentation or outstanding certificates. See "Redemption of Shares."
Davis Funds do not price their shares or accept orders for purchases or redemptions on days when the NYSE is closed.
Certain brokers and certain designated intermediaries on their behalf may accept purchase and redemption orders. The Distributor will be deemed to have received such an order when the broker or the designee has accepted the order. Customer orders are priced at the net asset value next computed after such acceptance. Such order may be transmitted to the Fund or its agents several hours after the time of the acceptance and pricing.
Valuation of Portfolio Securities. The valuation of each Fund's portfolio securities is described in the Fund's prospectus and annual report.
Dividends And Distributions
The Fund's prospectus describes the Fund's dividend and distribution policies. This Statement of Additional Information supplements that discussion.
There are two sources of income, net income and realized capital gains, paid to you by the Fund. You will receive confirmation statements for dividends declared and Fund shares purchased through reinvestment of dividends. You also will receive confirmations after each purchase or redemption. Different classes of Fund shares may be expected to have different expense ratios due to differing distribution services fees and certain other expenses. Classes with higher expense ratios will pay correspondingly lower dividends than classes with lower expense ratios. For tax purposes, information concerning Fund distributions will be mailed annually to shareholders. Shareholders have the option of receiving all Fund dividends and distributions in cash, of having all dividends and distributions reinvested, or of having income dividends paid in cash and capital gain distributions reinvested. Reinvestment of all dividends and distributions is automatic for accounts utilizing the Automatic Withdrawal Plan. The reinvestment of dividends and distributions is made at net asset value (without any initial or contingent deferred sales charge) on the payment date.
Returned Check Policy. For the protection of Fund shareholders, on receipt of the second dividend check that has been returned to State Street Bank and Trust Company as undeliverable, undelivered dividends will be invested in additional Fund shares at the current net asset value and the account designated as a dividend reinvestment account.
Dividends and Distributions Usually Paid Annually. Income dividends and distributions from net realized capital gains, if any, are usually distributed annually. All dividend and capital gain distributions on Class R shares will be automatically invested in additional Class R shares of the Fund.
Dividends and Distributions May Change. Usually dividends and capital gains distributions are paid as discussed above. However, the Board of Directors reserves the right to suspend payments or to make additional payments.
Federal Income Taxes
The Fund's prospectus provides a general discussion of federal income taxes. This Statement of Additional Information supplements that discussion. This discussion is not intended to be a full discussion of all the aspects of the federal income tax law and its effects on the Funds and their shareholders. Shareholders may be subject to state and local taxes on distributions. Each investor should consult his or her own tax adviser regarding the effect of federal, state and local taxes on any investment in Davis Funds.
Each of the Davis Funds intends to continue to qualify as a regulated investment company under the Internal Revenue Code and, if so qualified, will not be liable for federal income tax to the extent its earnings are distributed. If a Fund does not qualify as a regulated investment company, it will be subject to corporate tax on its net investment income and net capital gains at the corporate tax rates. If a Fund does not distribute all of its net investment income or net capital gains, it will be subject to tax on the amount that is not distributed.
If, for any calendar year, the distribution of earnings required under the Internal Revenue Code exceeds the amount distributed, an excise tax, equal to 4% of the excess, will be imposed on the applicable Fund. Each Davis Fund intends to make distributions during each calendar year sufficient to prevent imposition of the excise tax.
From time to time the Fund may be entitled to a tax loss carry-forward. Such carry-forward would be disclosed in the most current version of the Fund's Annual Report. The Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of the Fund's pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before preenactment capital loss carryforwards.
If it invests in foreign securities, the Fund may be subject to the withholding of foreign taxes on dividends or interest it receives on foreign securities. Foreign taxes withheld will be treated as an expense of the Fund unless the Fund meets the qualifications and makes the election to enable it to pass these taxes through to shareholders for use by them as a foreign tax credit or deduction. Tax conventions and treaties between certain countries and the United States may reduce or eliminate such taxes.
Distributions of net investment income and net realized short-term capital gains will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains will be taxable to shareholders as long-term capital gain regardless of how long the shares have been held. Distributions will be treated the same for tax purposes whether received in cash or in additional shares. Dividends declared in the last calendar month to shareholders of record in such month and paid by the end of the following January are treated as received by the shareholder in the year in which they are declared. A gain or loss for tax purposes may be realized on the redemption of shares. If the shareholder realizes a loss on the sale or exchange of any shares held for six months or less and if the shareholder received a capital gain distribution during that period, then the loss is treated as a long-term capital loss to the extent of such distribution.
Class R shares are generally owned only by qualified retirement accounts. Dividends and distributions paid by the Fund to retirement plan accounts are not currently taxable. Distributions taken from a retirement plan account are generally taxable as ordinary income.
We recommend that you consult with a tax advisor about dividends and capital gains that may be received from the Davis Funds.
Procedures and Shareholder Rights are Described by Current Prospectus and Other Disclosure Documents
Among other disclosures, the Fund's most current prospectus, Statement of Additional Information, Annual and Semi-Annual Reports, and other documents describe (a) the procedures which the Fund follows when interacting with shareholders; and (b) shareholders' rights. The Fund's procedures and shareholders' rights may change from time to time to reflect changing laws, rules, and operations. The Fund's prospectus and other disclosure documents will be amended from time to time to reflect these changes.
Performance Data
From time to time, the Funds may advertise information regarding their performance. Such information will be calculated separately for each class of shares. These performance figures are based on historical results and are not intended to indicate future performance.
Average Annual Total Returns
Average Annual Total Return Before Taxes.
The Funds may advertise their investment performance without reflecting the potential effects of income taxes.
"Average Annual Total Return Before Taxes" represents the average annual compounded rate of return for the periods presented. Periods of less than one year are not annualized. Average annual total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the Fund's portfolio. Average annual total return is calculated separately for each class in accordance with the standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated which would equate the initial amount invested to the ending redeemable value, according to the following formula:
P(1+T)n = ERV
Where:	P =hypothetical initial payment of $1,000
T =	average annual total return
n =	number of years
ERV =	ending redeemable value at the end of the 1-, 5- and 10-year periods of a hypothetical $1,000 payment made at the beginning of such period
This calculation: (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates; and (ii) deducts: (a) the maximum front-end or applicable contingent deferred sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory fees, charged as expenses to all shareholder accounts.
Average Annual Total Return After Taxes on Distributions.
The Fund may advertise its investment performance for Class A and/or Y shares on an after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund offers Class A, B, C, and Y shares. If returns are negative, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes as the resulting capital losses from the sale of Fund shares would be available to offset capital gains from other investments.
"Average Annual Total Return After Taxes on Distributions" adjusts the before taxes quotation for the effects of paying the highest individual marginal federal income tax rate on distributions paid by the Fund. Average annual total return after-taxes on distributions is calculated separately for each class in accordance with the standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:
P(1+T)n = ATVD
Where:	P =hypothetical initial payment of $1,000
T =	average annual total return (after taxes on distributions)
n =	number of years
ATVD =	ending redeemable value, after taxes on fund distributions but not after taxes on sale of fund shares, at the end of the 1, 5, and 10 year periods of a hypothetical $1,000 payment made at the beginning of such period
Average Annual Total Return After-Taxes on Distributions and Sale of Fund Shares.
The Fund may advertise its investment performance for Class A and/or Y shares after taxes on distribution and sale of Fund shares.
"Average Annual Total Return After-Taxes on Distributions and Sale of Fund Shares" adjusts the after-taxes quotation for the effects of paying the highest individual marginal federal income tax rate on the sale of Fund shares. Average annual total return after-taxes on distributions and sale of Fund shares is calculated separately for each class in accordance with the standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:
P(1+T)n = ATVDR
Where:	P =hypothetical initial payment of $1,000
T =	average annual total return (after taxes on distributions and sale of Fund shares)
n =	number of years
ATVDR = ending redeemable value, after taxes on Fund distributions and sale of Fund shares, at the end of the period of a hypothetical $1,000 payment made at the beginning of such period
Average Annual Total Returns (with and without the effects of Sales Charges).
The Fund may advertise its investment performance for Class A and B shares without reflecting the effects of sales charges.
"Average Annual Total Return (with maximum sales charges)" is calculated in the same manner as "Average Annual Total Return Before Taxes."
"Average Annual Total Return (without any sales charges)" adjusts the average annual total return (with maximum sales charges) quotation by removing the effects of paying a sales charge. The Fund may compare its investment performance against that of a relevant benchmark index. Index performance calculation does not include a sales charge. To facilitate comparisons between an index and the Fund, the Fund may quote its average annual total return before taxes, without a sales charge.
Other Performance Measures. "Cumulative Total Return" is a measure of a Fund's performance encompassing all elements of return. Total return reflects the change in share price over a given period and assumes all distributions are taken in additional Fund shares. Total return is determined by assuming a hypothetical investment at the beginning of the period, deducting a maximum front-end or applicable contingent deferred sales charge, adding in the reinvestment of all income dividends and capital gains, calculating the ending value of the investment at the net asset value as of the end of the specified time period and subtracting the amount of the original investment, and by dividing by the original investment. This calculated amount is then expressed as a percentage by multiplying by 100. Periods of less than one year are not annualized.
"30-Day SEC Yield" is computed in accordance with a standardized method prescribed by the rules of the SEC and is calculated separately for each class. 30-Day SEC Yield is a measure of the net investment income per share (as defined) earned over a specified 30-day period expressed as a percentage of the maximum offering price of the Funds' shares at the end of the period. Such yield figure was determined by dividing the net investment income per share on the last day of the period, according to the following formula:
30-Day SEC Yield = 2 [(a – b + 1) 6 – 1] cd

Where:                                        a =            dividends and interest earned during the period.
b =            expenses accrued for the period.
c =	the average daily number of shares outstanding during the period that were entitled to receive dividends.
d =            the maximum offering price per share on the last day of the period.
A Fund's 30-Day SEC Yield fluctuates depending on prevailing interest rates, quality, maturities, types of instruments held and operating expenses. Thus, any yield quotation should not be considered representative of future results. If a broker-dealer charges investors for services related to the purchase or redemption of Fund shares, the yield effectively will be reduced.
Current and Effective Yields. The current and effective yields for Davis Government Money Market Fund's Class A shares for the seven-day period are calculated in accordance with the following formulas:
Current Yield = [(C-D) – BV] x (365/7)
Effective Yield = [ [ [ (C-D) – BV] + 1]365/7] – 1
C = Net change (excluding capital change in value of hypothetical account with balance of one share at beginning of seven-day period).
D = Deductions charged to hypothetical account.
BV = Value of hypothetical account at beginning of seven-day period for which yield is quoted.
Davis Government Money Market Fund's Current and Effective Yields will fluctuate depending on prevailing interest rates, quality, maturities, types of instruments held, and operating expenses. Thus, any yield quotation should not be considered representative of future results. If a broker-dealer charges investors for services related to the purchase or redemption of Fund shares, the yield effectively will be reduced.
Performance Rankings.
Lipper Rankings. From time to time, the Funds may publish the ranking of the performance of its classes of shares by Lipper Analytical Services, Inc. Lipper is a widely recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Funds, and ranks their performance for various periods in categories based on investment style. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the Funds in particular categories.
Morningstar Ratings and Rankings. From time to time, the Funds may publish the ranking and/or star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates and ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds.
Performance Rankings and Comparisons by Other Entities and Publications. From time to time, the Funds may include in their advertisements and sales literature performance information about the Funds cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Funds' classes of shares may be compared in publications to the performance of various market indices or other investments and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.
Investors also may wish to compare the returns on each Davis Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts and other forms of fixed- or variable-time deposits and various other instruments such as Treasury bills. However, none of the Davis Funds' returns or share prices are guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depositary obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. Government.
From time to time, the Fund may publish rankings or ratings of the Adviser or Funds transfer agent and of the investor services provided by them to shareholders of the Davis Funds. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based on the opinions of the rating or ranking service itself, using its research or judgment, or based on surveys of investors, brokers, shareholders or others.
Other Performance Statistics
In reports or other communications to shareholders and in advertising material, the performance of the Fund may be compared to recognized unmanaged indices or averages of the performance of similar securities. Also, the performance of the Fund may be compared to that of other funds of comparable size and objectives as listed in the rankings prepared by Lipper, Morningstar, or similar independent mutual fund rating services, and the Fund may use evaluations published by nationally recognized independent ranking services and publications. Any given performance comparison should not be considered representative of the Fund's performance for any future period.
In advertising and sales literature the Davis Funds may publish various statistics relating to investment portfolio such as the average price to book and price to earnings ratios, beta, alpha, R-squared, standard deviation, etc. of the Funds' portfolio holdings.
The performance of the Funds may be compared in publications to the performance of various indices and investments for which reliable performance data is available and to averages, performance rankings or other information prepared by recognized mutual fund statistical services. The Fund's Annual Report and Semi-Annual Report contain additional performance information and are available on request and without charge by calling Davis Funds toll-free at 1-800-279-0279, Monday through Friday, 9 a.m. to 6 p.m. Eastern time.

Statement of Additional Information ∙ Davis New York Venture Fund

Appendix A:
 Quality Ratings of Debt Securities
Moody's Corporate Bond Ratings
Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are unlikely to impair the fundamentally strong position of such issues.
Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than Aaa securities.
A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium-grade-obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.
Baa - Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba - Bonds that are rated Ba are judged to have speculative elements as their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any longer period of time may be small.
Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.
Ca - Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C - Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Standard & Poor's Corporate Bond Ratings
AAA - Debt rated AAA has the highest rating assigned by Standard and Poor's. Capacity to pay interest and repay principal is extremely strong.
AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.
CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent on favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B– rating.
CC - The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.
C - The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC– debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.
CI - The rating CI is reserved for income bonds on which no interest is being paid.
D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used on the filing of a bankruptcy petition if debt service payments are jeopardized.
Moody's Commercial Paper Ratings
Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1 (superior capacity), Prime-2 (strong capacity) and Prime-3 (acceptable capacity). In assigning ratings to an issuer that represents that its commercial paper obligations are supported by the credit of another entity or entities, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.
Standard & Poor's Commercial Paper Ratings
The S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded in four categories, ranging from A for the highest quality to D for the lowest. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Within the A category, the numbers 1, 2 and 3 indicate relative degrees of safety. The addition of a plus sign to the category A-1 denotes that the issue is determined to possess overwhelming safety characteristics.

Statement of Additional Information ∙ Davis New York Venture Fund

Appendix B:
 Terms and Conditions for a Statement of Intention
(Class A Shares only)

Terms Of Escrow:

1.  Out of my initial purchase (or subsequent purchases if necessary) 5% of the dollar amount specified in this Statement will be held in escrow by State Street Bank and Trust Company in the form of shares (computed to the nearest full share at the public offering price applicable to the initial purchase hereunder) registered in my name. For example, if the minimum amount specified under this statement is $100,000 and the public offering price applicable to transactions of $100,000 is $10 a share, 500 shares (with a value of $5,000) would be held in escrow.
2.  In the event I should exchange some or all of my shares to those of another mutual fund for which Davis Distributors, LLC, acts as distributor, according to the terms of this prospectus, I hereby authorize State Street Bank and Trust Company to escrow the applicable number of shares of the new fund, until such time as this Statement is complete.
3.  If my total purchases are at least equal to the intended purchases, the shares in escrow will be delivered to me or to my order.
4.  If my total purchases are less than the intended purchases I will permit Davis Distributors, LLC, my dealer, or State Street Bank and Trust Company to redeem the difference in the dollar amount of the sales charge that would have originally been paid by me, from the escrowed shares.

5.  I hereby irrevocably constitute and appoint State Street Bank and Trust Company my attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.
6.  Shares remaining after the redemption referred to in Paragraph No. 4 will be credited to my account.
7.  The duties of State Street Bank and Trust Company are only such as are herein provided being purely ministerial in nature, and it shall incur no liability whatever except for willful misconduct or gross negligence so long as it has acted in good faith. It shall be under no responsibility other than faithfully to follow the instructions herein. It may consult with legal counsel and shall be fully protected in any action taken in good faith in accordance with advice from such counsel. It shall not be required to defend any legal proceedings that may be instituted against it in respect of the subject matter of this Agreement unless requested to do so and indemnified to its satisfaction against the cost and expense of such defense.

Statement of Additional Information ∙ Davis New York Venture Fund

Appendix C:
Summary of The Adviser's
 Proxy Voting Policies and Procedures
August 2008
Davis Selected Advisers, L.P. ("The Adviser") votes on behalf of its clients in matters of corporate governance through the proxy voting process. The Adviser takes its ownership responsibilities very seriously and believes the right to vote proxies for its clients' holdings is a significant asset of the clients. The Adviser exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients' investments.
The Adviser votes proxies with a focus on the investment implications of each issue. For each proxy vote, The Adviser takes into consideration its duty to clients and all other relevant facts known to The Adviser at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis.
The Adviser has adopted written Proxy Voting Policies and Procedures and established a Proxy Oversight Group to oversee voting policies and deal with potential conflicts of interest. In evaluating issues, the Proxy Oversight Group may consider information from many sources, including the portfolio managers for each client account, management of a company presenting a proposal, shareholder groups, and independent proxy research services.
Clients may obtain a copy of The Adviser's Proxy Voting Policies and Procedures, and/or a copy of how their own proxies were voted, by writing to:
Davis Selected Advisers, L.P.
Attn: Chief Compliance Officer
2949 East Elvira Road, Suite 101
 Tucson, Arizona, 85756
Guiding Principles
Creating Value for Existing Shareholders. The most important factors that we consider in evaluating proxy issues are: (i) the company's or management's long-term track record of creating value for shareholders. In general, we will consider the recommendations of a management with a good record of creating value for shareholders as more credible than the recommendations of managements with a poor record; (ii) whether, in our estimation, the current proposal being considered will significantly enhance or detract from long-term value for existing shareholders; and (iii) whether a poor record of long term performance resulted from poor management or from factors outside of managements control.
Other factors which we consider may include:
(a) Shareholder Oriented Management. One of the factors that The Adviser considers in selecting stocks for investment is the presence of shareholder-oriented management. In general, such managements will have a large ownership stake in the company. They will also have a record of taking actions and supporting policies designed to increase the value of the company's shares and thereby enhance shareholder wealth. The Adviser's research analysts are active in meeting with top management of portfolio companies and in discussing their views on policies or actions which could enhance shareholder value. Whether management shows evidence of responding to reasonable shareholder suggestions, and otherwise improving general corporate governance, is a factor which may be taken into consideration in proxy voting.
(b) Allow responsible management teams to run the business. Because we try generally to invest with "owner oriented" managements (see above), we vote with the recommendation of management on most routine matters, unless circumstances such as long standing poor performance or a change from our initial assessment indicate otherwise. Examples include the election of directors and ratification of auditors. The Adviser supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, The Adviser opposes proposals that limit management's ability to do this. The Adviser will generally vote with management on shareholder social and environmental proposals on the basis that their impact on share value is difficult to judge and is therefore best done by management.
(c) Preserve and expand the power of shareholders in areas of corporate governance. Equity shareholders are owners of the business, and company boards and management teams are ultimately accountable to them. The Adviser supports policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. Examples include: annual election of all board members and incentive plans that are contingent on delivering value to shareholders. The Adviser generally opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, excessive option plans, and repricing of options.
(d) Support compensation policies that reward management teams appropriately for performance. We believe that well thought out incentives are critical to driving long-term shareholder value creation. Management incentives ought to be aligned with the goals of long-term owners. In our view, the basic problem of skyrocketing executive compensation is not high pay for high performance, but high pay for mediocrity or worse. In situations where we feel that the compensation practices at companies we own are not acceptable, we will exercise our discretion to vote against compensation committee members and specific compensation proposals.
The Adviser exercises its professional judgment in applying these principles to specific proxy votes. The Adviser's Proxy Policies and Procedures provide additional explanation of the analysis which The Adviser may conduct when applying these guiding principles to specific proxy votes.
Conflicts of Interest
A potential conflict of interest arises when The Adviser has business interests that may not be consistent with the best interests of its client. The Adviser's Proxy Oversight Group is charged with resolving material potential conflicts of interest which it becomes aware of. It is charged with resolving conflicts in a manner that is consistent with the best interests of clients. There are many acceptable methods of resolving potential conflicts, and the Proxy Oversight Group exercises its judgment and discretion to determine an appropriate means of resolving a potential conflict in any given situation:
(1)	Votes consistent with the "General Proxy Voting Policies," are presumed to be consistent with the best interests of clients;
(2)	The Adviser may disclose the conflict to the client and obtain the client's consent prior to voting the proxy;
(3)	The Adviser may obtain guidance from an independent third party;
(4)	The potential conflict may be immaterial; or
(5)	Other reasonable means of resolving potential conflicts of interest which effectively insulate the decision on how to vote client proxies from the conflict.

Statement of Additional Information ∙ Davis New York Venture Fund

Appendix D:
Questions & Answers
Davis Funds (other than Davis New York Venture Fund)
 will no longer offer Class B Shares for sale after April 30, 2013
Effective May 1, 2013 Davis Funds (other than Davis New York Venture Fund) will no longer offer Class B shares for sale to existing or to new shareholders. Additional investments will no longer be made into Class B shares.
Any additional investments received for existing Class B share accounts will be made in Class A shares of Davis Government Money Market Fund. Existing Class B share account holders continuing to make automatic purchases into Class B share accounts should contact Davis Funds if you would like to designate an alternative share class for subsequent purchases.
Account applications requesting new Class B share accounts (other than Davis New York Venture Fund) will be returned.
Class B share holdings will continue to mature and convert to Class A shares according to their established conversion schedule (see fund prospectus for conversion information). After April 30, 2013, and until current Class B shares convert to Class A shares, all dividends and capital gains distributions of Class B shares will continue to be reinvested in Class B shares. Class B share exchanges into and from other Davis Funds will be permitted until shares convert to Class A shares.
Investors may continue to open new Class B accounts and/or purchase additional Class B shares in Davis New York Venture Fund.
Frequently Asked Questions
Will shareholders need to make any changes to their Class B share Accounts?
Shareholders do not need to make changes to Class B share accounts at this time. However, if they have automatic purchases on their Class B share account, or wish to make additional investments, they will need to designate a different share class for any purchase after April 30, 2013. Shareholders may continue to make additional purchases in their Davis New York Venture Fund Class B account.
Any investments in existing Class B share accounts (other than Davis New York Venture Fund) that are received after April 30, 2013, including from automatic purchase plans will be made in Class A shares of Davis Government Money Market Fund unless we receive new instructions.
How can I designate a different share class for my automatic purchases?
Fill out the Class B Alternate Share Class form, which can be found at davisfunds.com. The form allows you to continue to make automatic purchases in a different share class other than the Class B account(s) in which you currently invest. You can always contact Davis Funds by phone as well.
Please consult your financial advisor when considering the option to invest in a new share class.
Can investors still purchase Class B shares?
Yes, investors can continue to purchase Class B shares through April 30, 2013. As of May 1, 2013 investors may only purchase Class B shares in Davis New York Venture Fund.
What happens to Class B share accounts after April 30, 2013?
After April 30, 2013 Class B shares will continue to mature and convert to Class A shares according to their established conversion schedule – generally seven years from purchase.
How will dividend or capital gains distributions be handled?
Dividend and/or capital gains distributions will continue to be made in Class B shares until the conversion to Class A shares.
Can shareholders still make exchanges between Class B share accounts after April 30, 2013?
Class B share exchanges into and from accounts holding Class B shares will be permitted until the conversion to Class A shares.
What if shareholders redeem their Class B shares (before or after April 30, 2013)?
Shares will continue to mature according to their established conversion schedule, and any redemption will still be subject to the applicable back-end sales charge based on how long shares were owned
Statement of Additional Information ∙ Davis New York Venture Fund

STATEMENT OF ADDITIONAL INFORMATION
December 1, 2014

Davis Research Fund

An Authorized Series of
Davis New York Venture Fund, Inc.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
1-800-279-0279

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's prospectus dated December 1, 2014. This Statement of Additional Information incorporates the prospectus by reference. A copy of the Fund's prospectus may be obtained, without charge, by calling Investor Services at 1-800-279-0279 or by visiting our website at http://www.davisfunds.com/prospectus.html.

The Fund's most recent Annual Report and Semi-Annual Report to Shareholders are separate documents that are available on request and without charge by calling Investor Services. The Annual Report dated July 31, 2014, accompanying notes and report of independent registered public accounting firm appearing in the Annual Report are incorporated, by reference, in this Statement of Additional Information. The Semi-Annual Report (unaudited) and the accompanying notes are incorporated, by reference, into this Statement of Additional Information.

Class A (DRFAX)

Table of Contents

SECTION I: INVESTMENT OBJECTIVE, STRATEGIES, RISKS AND RESTRICTIONS	4
Investment Objective	4
Non-Principal Investment Strategies and Risks	4
Portfolio Transactions	23
Investment Restrictions	27
SECTION II: THE FUND AND KEY PERSONS	30
Organization Of The Fund	30
Directors And Officers	30
Directors	31
Independent Directors' Compensation	33
Officers	34
Standing Committees Of The Board Of Directors	34
Risk Oversight	36
Directors' Fund Holdings	37
Independent Directors' Affiliations And Transactions	37
Certain Shareholders Of The Fund	37
Investment Advisory Services	38
Portfolio Managers	40
Disclosure of Portfolio Holdings	42
Distribution of Fund Shares	43
Other Important Service Providers	45
SECTION III: CLASSES OF SHARES, PURCHASES, EXCHANGES AND REDEMPTIONS	46
Selecting The Appropriate Class of Shares	46
How To Purchase Shares	51
Special Services	51
Exchange Of Shares	52
Redemption Of Shares	52
SECTION IV: GENERAL INFORMATION	53
Determining The Price Of Shares	53
Dividends And Distributions	54
Federal Income Taxes	54
Procedures and Shareholder Rights are Described by Current Prospectus and Other Disclosure Documents	55
Performance Data	55
APPENDIX A: QUALITY RATINGS OF DEBT SECURITIES	59
APPENDIX B: TERMS AND CONDITIONS FOR A STATEMENT OF INTENTION	62
APPENDIX C: SUMMARY OF THE ADVISER'S PROXY VOTING POLICIES AND PROCEDURES	63

Statement of Additional Information ∙ Davis Research Fund Fund

Section I: Investment Objective, Strategies, Risks and Restrictions
This Statement of Additional Information supplements and should be read in conjunction with the prospectus of Davis Research Fund (the "Fund").
The Adviser and Sub-Adviser. The Fund is managed by Davis Selected Advisers, L.P. (the "Adviser") and Davis Selected Advisers – NY, Inc. (the "Sub-Adviser").
Investment Objective
The investment objective, principal investment strategies and the main risks of investing in the Fund are described in the Fund's prospectus. The investment objective of the Fund is long term growth of capital. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund may not be appropriate for all investors and short-term investing is discouraged. The Fund's investment objective is not a fundamental policy and may be changed by the Board of Directors without a vote of shareholders. The Fund's prospectus would be amended prior to any change in investment objective and shareholders would be provided at least 30 days' notice before the change in investment objective was implemented.
Non-Principal Investment Strategies and Risks
Davis Funds may implement investment strategies which are not principal investment strategies if, in the Adviser's professional judgment, the strategies are appropriate. A strategy includes any policy, practice, or technique used by the Funds to achieve their investment objectives. Whether a particular strategy, including a strategy to invest in a particular type of security, is a principal investment strategy depends on the strategy's anticipated importance in achieving the Fund's investment objectives, and how the strategy affects the Fund's potential risks and returns. In determining what is a principal investment strategy, the Adviser considers, among other things, the amount of the Fund's assets expected to be committed to the strategy, the amount of the Fund's assets expected to be placed at risk by the strategy, and the likelihood of the Fund losing some or all of those assets from implementing the strategy. Non-principal investment strategies are generally those investments which constitute less than 5% to 10% of a Fund's assets depending upon their potential impact upon the investment performance of the Fund. There are exceptions to the 5% to 10% of assets test, including, but not limited to, the percentage of a Fund's assets invested in a single industry or in a single country.
While the Adviser expects to pursue the Fund's investment objective by implementing the principal investment strategies described in the Fund's prospectus, the Fund may employ non-principal investment strategies or securities if, in Davis Advisors' professional judgment, the securities, trading, or investment strategies are appropriate. Factors that Davis Advisors considers in pursuing these other strategies include whether the strategy: (i) is likely to be consistent with shareholders' reasonable expectations; (ii) is likely to assist the Adviser in pursuing the Fund's investment objective; (iii) is consistent with the Fund's investment objective; (iv) will not cause the Fund to violate any of its fundamental or non-fundamental investment restrictions; and (v) will not materially change the Fund's risk profile from the risk profile that results from following the principal investment strategies as described in the Fund's prospectus and further explained in this Statement of Additional Information, as amended from time to time.
The composition of the Fund's portfolio and the strategies that the Adviser may use to try to achieve the Fund's investment objectives may vary depending on market conditions and available investment opportunities. The Fund is not required to use any of the investment strategies described below in pursuing its investment objective. The Fund may use some of the investment strategies rarely or not at all. Whether the Fund uses a given investment strategy at a given time depends on the professional judgment of the Adviser.
Equity Strategies and Risks
Emphasizing Investments in Selected Market Sectors. The Fund may invest up to 25% of its net assets in the securities of issuers conducting their principal business activities in the same industry. Significant investments in selected market sectors render a portfolio particularly vulnerable to the risks of its target sectors. Prior to investing 20% or more in a selected market sector the Fund's prospectus would be amended to clarify that this has become a principal investment strategy.
Financial Services Sector. The Fund may, from time to time, invest a significant portion of its assets in the financial services sector, if the Adviser believes that such investments are (a) consistent with the Fund's investment strategy; (b) may contribute to the Fund achieving its investment objective; and (c) will not cause the Fund to violate any of its investment restrictions.
A company is "principally engaged" in financial services if it owns financial services related assets constituting at least 50% of the total value of its assets, or if at least 50% of its revenues are derived from its provision of financial services. The financial services sector consists of several different industries that behave differently in different economic and market environments; for example, banking, insurance and securities brokerage houses. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.
Due to the wide variety of companies in the financial services sector, they may react in different ways to changes in economic and market conditions.
Banking. Commercial banks (including "money center" regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries or classifications (such as real estate, energy, or sub-prime mortgages), and significant competition. The profitability of these businesses is to a significant degree dependent on the availability and cost of capital funds. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.
Insurance. Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies also may be affected by weather, terrorism and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, due to real estate or "junk" bond holdings) and failures of reinsurance carriers.
Other Financial Services Companies. Many of the investment considerations discussed in connection with banks and insurance companies also apply to other financial services companies. These companies are all subject to extensive regulation, rapid business changes, and volatile performance dependent on the availability and cost of capital and prevailing interest rates and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.
Other Considerations. Regulations of the Securities and Exchange Commission ("SEC") impose limits on: (1) investments in the securities of companies that derive more than 15% of their gross revenues from the securities or investment management business (although there are exceptions, the Fund is prohibited from investing more than 5% of its total assets in a single company that derives more than 15% of its gross revenues from the securities or investment management business); and (2) investments in insurance companies. The Fund generally is prohibited from owning more than 10% of the outstanding voting securities of an insurance company.
Passive Foreign Investment Companies. Some securities of companies domiciled outside the U.S. in which the Fund may invest may be considered passive foreign investment companies ("PFICs") under U.S. tax laws. PFICs are foreign corporations which generate primarily passive income. For federal tax purposes, a corporation is deemed a PFIC if 75% or more of the foreign corporation's gross income for its tax year is passive income or, in general, if 50% or more of its assets are assets that produce or are held to produce passive income. Passive income is further defined as any income to be considered foreign personal holding company income within the subpart F provisions defined by Section 954 of the Internal Revenue Code.
Investing in PFICs involves the risks associated with investing in foreign securities, as described above. There is also the risk that the Fund may not realize that a foreign corporation it invests in is a PFIC for federal tax purposes. Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs. The Fund makes efforts to ensure compliance with federal tax reporting of these investments, however, there can be no guarantee that the Fund's efforts will always be successful.
Unsponsored Depositary Receipts. The Fund may invest in both sponsored and unsponsored arrangements. In a sponsored arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas in an unsponsored arrangement the foreign issuer assumes no obligations and the depositary's transaction fees are paid by the holders. Foreign issuers in respect of whose securities unsponsored depositary receipts have been issued are not necessarily obligated to disclose material information in the markets in which the unsponsored depositary receipts are traded and, therefore, such information may not be reflected in the prices of such securities in those markets. Shareholder benefits, voting rights and other attached rights may not be extended to the holders of unsponsored depositary receipts.
Investments in Other Investment Companies. The Fund can invest in the securities issued by other investment companies, which can include open-end funds, closed-end funds, or exchange-traded funds ("ETFs", which are typically open-ended funds or unit investment trusts listed on a stock exchange). The Fund may do so as a way of gaining exposure to securities represented by the investment company's portfolio at times when the Fund may not be able to buy those securities directly. As a shareholder of an investment company, the Fund would be subject to their ratable share of that investment company's expenses, including its advisory and administration expenses. At the same time, the Fund would bear its own management fees and expenses. The Fund does not intend to invest in other investment companies unless the portfolio manager believes that the potential benefits of the investment justify the expenses. The Fund's investments in the securities of other investment companies are subject to the limits that apply to those kinds of investments under the Investment Company Act of 1940, as revised ("1940 Act").
Initial Public Offerings ("IPOs"). An IPO is the initial public offering of securities of a particular company. IPOs in which the Fund invests can have a dramatic impact on Fund performance and assumptions about future performance based on that impact may not be warranted. Investing in IPOs involves risks. Many, but not all, of the companies issuing IPOs are small, unseasoned companies. Many are companies that have only been in operation for short periods of time. Small company securities, including IPOs, are subject to greater volatility in their prices than are securities issued by more established companies. If the Fund does not intend to make a long-term investment in an IPO (it is sometimes possible to immediately sell an IPO at a profit) the Adviser may not perform the same detailed research on the company that it does for core holdings.
Rights and Warrants. Rights and warrants are forms of equity securities. Warrants, basically, are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have shorter maturities and are distributed directly by issuers to their shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
Other forms of equity securities. In addition to common stock the Fund may invest in other forms of equity securities, including preferred stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. Events that have a negative impact on a business probably will be reflected in a decline in the price of its equity securities. Furthermore, when the total value of the stock market declines, most equity securities, even those issued by strong companies, likely will decline in value.
Inflation risk. Also called purchasing power risk, is the chance that the cash flows from an investment won't be worth as much in the future because of changes in purchasing power due to inflation.
Real Estate Companies, Including REITs. Real estate securities are issued by companies that have at least 50% of the value of their assets, gross income or net profits attributable to ownership, financing, construction, management or sale of real estate, or to products or services that are related to real estate or the real estate industry. The Fund does not invest directly in real estate. Real estate companies include: real estate investment trusts ("REITs") or other securitized real estate investments, brokers, developers, lenders and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. REITs pool investors' funds for investment primarily in income-producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income, and with the requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) each taxable year. REITs generally can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs also can realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. To the extent that the management fees paid to a REIT are for the same or similar services as the management fees paid by the Fund, there will be a layering of fees, which would increase expenses and decrease returns. Securities issued by REITs may trade less frequently and be less liquid than common stock issued by other companies.
Real estate securities, including REITs, are subject to risks associated with the direct ownership of real estate including: (i) declines in property values, because of changes in the economy or the surrounding area or because a particular region has become less appealing to tenants; (ii) increases in property taxes, operating expenses, interest rates or competition; (iii) overbuilding; (iv) changes in zoning laws; (v) losses from casualty or condemnation;. (vi)declines in the value of real estate, risks related to general and local economic conditions, (vii) uninsured casualties or condemnation losses; (viii)fluctuations in rental income; (ix) changes in neighborhood values; (x) the appeal of properties to tenants; (xi) increases in interest rates, and (xii) access to the credit markets. The Fund also could be subject to such risks by reason of direct ownership as a result of a default on a debt security it may own.
Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent on management skill, may not be diversified and are subject to project financing risks. REITs also are subject to: heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for the favorable federal income tax treatment generally available to REITs under the Internal Revenue Code, and failing to maintain exemption from registration under the 1940 Act. Changes in interest rates also may affect the value of the debt securities in the Fund's portfolio. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expense of the Fund but also, indirectly, similar expenses of the REITs, including compensation of management. Some real estate securities may be rated less than investment grade by rating services. Such securities may be subject to the risks of high-yield, high-risk securities discussed below.
Preferred Stock risk. Preferred stock is a form of equity security and is generally ranked behind an issuer's debt securities in claims for dividends and assets of an issuer in a liquidation or bankruptcy. An adverse event may have a negative impact on a company and could result in a decline in the price of its preferred stock.
Convertible Securities. Convertible securities are a form of equity security. Generally, convertible securities are: bonds, debentures, notes, preferred stocks, warrants or other securities that convert or are exchangeable into shares of the underlying common stock at a stated exchange ratio. Usually, the conversion or exchange is solely at the option of the holder. However, some convertible securities may be convertible or exchangeable at the option of the issuer or are automatically converted or exchanged at a certain time, or on the occurrence of certain events, or have a combination of these characteristics. Usually a convertible security provides a long-term call on the issuer's common stock and therefore tends to appreciate in value as the underlying common stock appreciates in value. A convertible security also may be subject to redemption by the issuer after a certain date and under certain circumstances (including a specified price) established on issue. If a convertible security held by the Fund is called for redemption, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it.
Convertible bonds, debentures and notes are varieties of debt securities, and as such are subject to many of the same risks, including interest rate sensitivity, changes in debt rating and credit risk. In addition, convertible securities are often viewed by the issuer as future common stock subordinated to other debt and carry a lower rating than the issuer's non-convertible debt obligations. Thus, convertible securities are subject to many of the same risks as high-yield, high-risk securities. A more complete discussion of these risks is provided below in the sections titled "Bonds and Other Debt Securities" and "High-Yield, High-Risk Debt Securities."
Due to its conversion feature, the price of a convertible security normally will vary in some proportion to changes in the price of the underlying common stock. A convertible security will also normally provide a higher yield than the underlying common stock (but generally lower than comparable non-convertible securities). Due to their higher yield, convertible securities generally sell above their "conversion value," which is the current market value of the stock to be received on conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because the yield acts as a price support. When the underlying common stocks rise in value, the value of convertible securities also may be expected to increase, but generally will not increase to the same extent as the underlying common stocks.
Fixed income securities generally are considered to be interest rate sensitive. The market value of convertible securities will change in response to changes in interest rates. During periods of falling interest rates, the value of convertible bonds generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Changes by recognized rating services in their ratings of debt securities and changes in the ability of an issuer to make payments of interest and principal also will affect the value of these investments.
Fixed Income Strategies and Risks
Bonds and Other Debt Securities. Bonds and other debt securities may be purchased by the Fund if the Adviser believes that such investments are consistent with the Fund's investment strategies, may contribute to the achievement of the Fund's investment objective and will not violate any of the Fund's investment restrictions. The U.S. Government, corporations and other issuers sell bonds and other debt securities to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest, but are purchased at discounts from their face values. The prices of debt securities fluctuate, depending on such factors as interest rates, credit quality and maturity.
Bonds and other debt securities, generally, are subject to credit risk and interest rate risk. While debt securities issued by the U.S. Treasury generally are considered free of credit risk, debt issued by agencies and corporations all entail some level of credit risk. Investment grade debt securities have less credit risk than do high-yield, high-risk debt securities. Credit risk is described more fully in the section titled "High-Yield, High-Risk Debt Securities."
Bonds and other debt securities, generally, are interest rate sensitive. During periods of falling interest rates, the values of debt securities held by the Fund generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating services in their ratings of debt securities and changes in the ability of an issuer to make payments of interest and principal also will affect the value of these investments.
U.S. Government Securities. U.S. Government securities represent loans by investors to the U.S. Treasury Department or a wide variety of government agencies and instrumentalities. Securities issued by most U.S. government entities are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. These entities include, among others, the Federal Home Loan Banks (FHLBs), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC). Securities issued by the U.S. Treasury and a small number of U.S. government agencies, such as the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government. The market values of U.S. government and agency securities and U.S. Treasury securities are subject to fluctuation.
U.S. Government securities include mortgage-related securities issued by an agency or instrumentality of the U.S. Government. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. GNMA certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA certificates are characterized as "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of such certificates.
As of September 7, 2008, the Federal Housing Finance Agency ("FHFA") was appointed as the conservator of FHLMC and FNMA for an indefinite period. In accordance with the Federal Housing Finance Regulatory Reform Act of 2008 and the Federal Housing Enterprises Financial Safety and Soundness Act of 1992, as conservator, the FHFA will control and oversee these entities until the FHFA deems them financially sound and solvent. During the conservatorship, each entity's obligations are expected to be paid in the normal course of business. Although no express guarantee exists for the debt or mortgage-backed securities issued by these entities, the U.S. Department of the Treasury, through a securities lending credit facility and a senior preferred stock purchase agreement, has attempted to enhance the ability of the entities to meet their obligations.
Pools of mortgages also are issued or guaranteed by other agencies of the U.S. Government. The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened or lengthened by unscheduled or early payment, or by slower than expected prepayment of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool.
A collateralized mortgage obligation ("CMO") is a debt security issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality that is collateralized by a portfolio or pool of mortgages, mortgage-backed securities, U.S. Government securities or corporate debt obligations. The issuer's obligation to make interest and principal payments is secured by the underlying pool or portfolio of securities. CMOs are most often issued in two or more classes (each of which is a separate security) with varying maturities and stated rates of interest. Interest and principal payments from the underlying collateral (generally a pool of mortgages) are not necessarily passed directly through to the holders of the CMOs; these payments typically are used to pay interest on all CMO classes and to retire successive class maturities in a sequence. Thus, the issuance of CMO classes with varying maturities and interest rates may result in greater predictability of maturity with one class and less predictability of maturity with another class than a direct investment in a mortgage-backed pass-through security (such as a GNMA certificate). Classes with shorter maturities, typically, have lower volatility and yield while those with longer maturities, typically, have higher volatility and yield. Thus, investments in CMOs provide greater or lesser control over the investment characteristics than mortgage pass-through securities and offer more defensive or aggressive investment alternatives.
Investments in mortgage-related U.S. Government securities, such as GNMA certificates and CMOs, also involve other risks. The yield on a pass-through security typically is quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Accelerated prepayments adversely impact yields for pass-through securities purchased at a premium; the opposite is true for pass-through securities purchased at a discount. During periods of declining interest rates, prepayment of mortgages underlying pass-through certificates can be expected to accelerate. When the mortgage obligations are prepaid, the Fund reinvests the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, the Fund's ability to maintain a portfolio of high-yielding, mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities that have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages that underlie securities purchased at a premium could result in capital losses. Investment in such securities also could subject the Fund to "maturity extension risk," which is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security that was considered a short- or intermediate-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.
If the Fund purchases mortgage-backed securities that are "subordinated" to other interests in the same mortgage pool, the Fund, as a holder of those securities, may only receive payments after the pool's obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages. An unexpectedly high or low rate of prepayment on a pool's underlying mortgages may have similar effects on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greatest in the case of more highly subordinate securities.
The guarantees of the U.S. Government, its agencies and instrumentalities are guarantees of the timely payment of principal and interest on the obligations purchased. The value of the shares issued by the Fund is not guaranteed and will fluctuate with the value of the Fund's portfolio. Generally, when the level of interest rates rise, the value of the Fund's investment in U.S. Government securities is likely to decline and, when the level of interest rates decline, the value of the Fund's investment in U.S. Government securities is likely to rise.
The Fund may engage in portfolio trading primarily to take advantage of yield disparities. Such trading strategies may result in minor temporary increases or decreases in the Fund's current income and in its holding of debt securities that sell at substantial premiums or discounts from face value. If expectations of changes in interest rates or the price of the securities prove to be incorrect, the Fund's potential income and capital gain will be reduced or its potential loss will be increased.
Interest Rate Sensitivity risk. If a security pays a fixed interest rate, and market rates increase, the value of the fixed-rate security should decline. Interest rates may also have a powerful influence on the earnings of financial institutions.
Credit risk. Like any borrower, the issuer of a fixed income security may be unable to make timely payments of interest and principal. If the issuer is unable to make payments in a timely fashion the value of the security will decline and may become worthless. Financial institutions are often highly leveraged and may not be able to make timely payments of interest and principal. Even U.S. Government Securities are subject to credit risk.
High-Yield, High-Risk Debt Securities. The real estate securities, convertible securities, bonds and other debt securities in which the Fund may invest may include high-yield, high-risk debt securities rated BB or lower by Standard & Poor's Corporation ("S&P") or Ba or lower by Moody's Investors Service ("Moody's") or unrated securities. Securities rated BB or lower by S&P and Ba or lower by Moody's are referred to in the financial community as "junk bonds" and may include D-rated securities of issuers in default. See Appendix A for a more detailed description of the rating system. Ratings assigned by credit agencies do not evaluate market risks. The Adviser considers the ratings assigned by S&P or Moody's as one of several factors in its independent credit analysis of issuers. A description of each bond quality category is set forth in Appendix A titled "Quality Ratings of Debt Securities." The ratings of Moody's and S&P represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. There is no assurance that any rating will not change. The Fund may retain a security whose rating has changed or has become unrated.
While likely to have some quality and protective characteristics, high-yield, high-risk debt securities, whether or not convertible into common stock, usually involve increased risk as to payment of principal and interest. Issuers of such securities may be highly leveraged and may not have available to them traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high-yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their principal and interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high-yield securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.
High-yield, high-risk debt securities are subject to greater price volatility than higher-rated securities, tend to decline in price more steeply than higher-rated securities in periods of economic difficulty or accelerating interest rates, and are subject to greater risk of non-payment in adverse economic times. There may be a thin trading market for such securities, which may have an adverse impact on market price and the ability of the Fund to dispose of particular issues and may cause the Fund to incur special securities' registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Unexpected net redemptions may force the Fund to sell high-yield, high-risk debt securities without regard to investment merit, thereby possibly reducing return rates. Such securities may be subject to redemptions or call provisions, which, if exercised when investment rates are declining, could result in the replacement of such securities with lower-yielding securities, resulting in a decreased return. To the extent that the Fund invests in bonds that are original issue discount, zero-coupon, pay-in-kind or deferred interest bonds, the Fund may have taxable interest income greater than the cash actually received on these issues. In order to avoid taxation at the Fund level, the Fund may have to sell portfolio securities to meet taxable distribution requirements.
The market values of high-yield, high-risk debt securities tend to reflect individual corporate developments to a greater extent than higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-rated securities also tend to be more sensitive to economic and industry conditions than higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis regarding individual lower-rated bonds, may result in reduced prices for such securities. If the negative factors such as these adversely impact the market value of high-yield, high-risk securities and the Fund holds such securities, the Fund's net asset value will be adversely affected.
The Fund may have difficulty disposing of certain high-yield, high-risk bonds because there may be a thin trading market for such bonds. Because not all dealers maintain markets in all high-yield, high-risk bonds, the Fund anticipates that such bonds could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on market price and the ability to dispose of particular issues and also may make it more difficult to obtain accurate market quotations or valuations for purposes of valuing the Fund's assets. Market quotations generally are available on many high-yield issues only from a limited number of dealers and may not necessarily represent firm bid prices of such dealers or prices for actual sales. In addition, adverse publicity and investor perceptions may decrease the values and liquidity of high-yield, high-risk bonds regardless of a fundamental analysis of the investment merits of such bonds. To the extent that the Fund purchases illiquid or restricted bonds, it may incur special securities' registration responsibilities, liabilities and costs, and liquidity and valuation difficulties relating to such bonds.
Bonds may be subject to redemption or call provisions. If an issuer exercises these provisions when investment rates are declining, the Fund will be likely to replace such bonds with lower-yielding bonds, resulting in decreased returns. Zero-coupon, pay-in-kind and deferred interest bonds involve additional special considerations. Zero-coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified cash payment date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at discounts from their face amounts or par value. The market prices of zero-coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than securities paying interest currently with similar maturities and credit quality. Pay-in-kind bonds pay interest in the form of other securities rather than cash. Deferred interest bonds defer the payment of interest to a later date. Zero-coupon, pay-in-kind or deferred interest bonds carry additional risk in that, unlike bonds that pay interest in cash throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold. There is no assurance of the value or the liquidity of securities received from pay-in-kind bonds. If the issuer defaults, the Fund may obtain no return at all on its investment. To the extent that the Fund invests in bonds that are original issue discount, zero-coupon, pay-in-kind or deferred interest bonds, the Fund may have taxable interest income greater than the cash actually received on these issues. In order to distribute such income to avoid taxation, the Fund may have to sell portfolio securities to meet its taxable distribution requirements under circumstances that could be adverse.
Federal tax legislation limits the tax advantages of issuing certain high-yield, high-risk bonds. This could have a materially adverse effect on the market for high-yield, high-risk bonds.
Cash Management. For defensive purposes or to accommodate inflows of cash awaiting more permanent investment, the Fund may temporarily and without limitation hold high-grade, short-term money market instruments, cash and cash equivalents, including repurchase agreements. The Fund also may invest in registered investment companies which are regulated as money market funds or companies exempted from registration under Sections 3(c)(1) or 3(c)(7) of the 1940 Act that themselves primarily invest in temporary defensive investments, including U.S. Government securities and commercial paper. To the extent that the management fees paid to other investment companies are for the same or similar services as the management fees paid by the Fund, there will be a layering of fees that would increase expenses and decrease returns. Investments in other investment companies are limited by the 1940 Act and the rules there under.
Derivatives The Fund can invest in a variety of derivative investments to pursue its investment objectives using both speculative and hedging strategies. Historically the Fund has not invested in derivative investments. Some derivative investments the Fund may use are the instruments described below.
Hedging. The Fund can use hedging to attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities that have appreciated or to facilitate selling securities for investment reasons. To do so, the Fund could:
•	sell futures contracts;
•	buy puts on such futures or on securities; or
•	write covered calls on securities or futures.
The Fund can use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case, the Fund would normally seek to purchase the securities and then terminate that hedging position. The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in the value of the market. To do so the Fund could:
•	buy futures;
•	buy calls on such futures or on securities; or
•	sell puts on such futures or on securities.
The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Adviser's discretion, as described below. The Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund can employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.
Futures. The Fund can buy and sell futures contracts that relate to: (1) broad-based stock indices ("stock index futures"); (2) debt securities (these are referred to as "interest rate futures"); (3) other broad-based securities indices (these are referred to as "financial futures"); (4) foreign currencies (these are referred to as "forward contracts"); or (5) commodities (these are referred to as "commodity futures").
A broad-based stock index is used as the basis for trading stock index futures. They may in some cases be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and its value fluctuates in response to the changes in value of the underlying stocks. A stock index cannot be purchased or sold directly. Financial futures are similar contracts based on the future value of the basket of securities that comprise the index. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party also may settle the transaction by entering into an off-setting contract.
An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction. Either party also could enter into an off-setting contract to close out the position.
On entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.
At any time before expiration of the future, the Fund can elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund. Any loss or gain on the future is then realized by the Fund for tax purposes. All futures transactions, except forward contracts, are effected through a clearinghouse associated with the exchange on which the contracts are traded.
Put and Call Options. The Fund can buy and sell (and sell short) certain kinds of put options ("puts") and call options ("calls"). The Fund can buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options, commodities options and options on the other types of futures described above.
Writing Covered Call Options. The Fund can write (that is, sell) covered calls. If the Fund sells a call option, it must be covered. That means the Fund must own the security subject to the call while the call is outstanding or, for certain types of calls, the call can be covered by identifying liquid assets on the Fund's books to enable the Fund to satisfy its obligations if the call is exercised.
When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. If the Fund owns the underlying security, the Fund continues to bear the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case, the Fund would keep the cash premium and the investment. If the underlying security should rise in value above the call price, the Fund may either have to deliver the underlying security to the owner of the call without profiting from the rise in value, or pay the owner of the call the difference between the call price and the current value of the underlying security.
When the Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case, the Fund would keep the cash premium.
The Fund's custodian bank or a securities depository acting for the custodian bank, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the option or when the Fund enters into a closing transaction.
When the Fund writes an over-the-counter ("OTC") option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the marked-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker. To terminate its obligation on a call it has written, the Fund can purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending on whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction. The Fund may realize a profit if the call expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for federal income tax purposes, as are the premiums on lapsed calls. When distributed by the Fund, they are taxable as ordinary income. If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.
The Fund also can write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by identifying an equivalent dollar amount of liquid assets on the Fund's books. The Fund will identify additional liquid assets on its books if the value of the segregated assets drops below 100% of the current value of the future. Because of this segregation requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future require the Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.
Writing Put Options. The Fund can write/sell put options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period.
If the Fund writes a put, the put must be covered by liquid assets identified on the Fund's books. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price. If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price. The price usually will exceed the market value of the investment at that time. In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.
When writing a put option on a security, to secure its obligation to pay for the underlying security the Fund will deposit in escrow or otherwise segregate liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore foregoes the opportunity of investing the segregated assets or writing calls against those assets.
As long as the Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to take delivery of the underlying security and pay the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates on expiration of the put. It also may terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.
The Fund can decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being exercised. Effecting a closing purchase transaction also will permit the Fund to write another put option on the security or to sell the security and use the proceeds from the sale for other investments. The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for federal tax purposes and, when distributed by the Fund, are taxable as ordinary income.
Purchasing Calls and Puts. The Fund can purchase calls to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund buys a call (other than in a closing purchase transaction), it pays a premium. The Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call. If the Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case, the Fund will have paid the premium but lost the right to purchase the underlying investment.
The Fund can buy puts regardless of whether it holds the underlying investment in its portfolio. When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price. Buying a put on securities or futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case, the Fund will have paid the premium but lost the right to sell the underlying investment. However, the Fund can sell the put prior to its expiration. That sale may or may not be at a profit.
When the Fund purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. Gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.
Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. The Fund limits its exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or a closely correlated currency. The Fund also can use "cross-hedging" where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.
Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed on by the parties. The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.
The Fund can use forward contracts to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.
When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund might enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a "transaction hedge." The transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared and the date on which the payments are made or received.
The Fund also could use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a "position hedge." When the Fund believes that foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in that foreign currency. When the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, the Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. That is referred to as a "cross hedge."
The Fund will cover its short positions in these cases by identifying to its custodian bank assets having a value equal to the aggregate amount of the Fund's commitment under forward contracts. The Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge. However, to avoid excess transactions and transaction costs, the Fund can maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency. The cover must be at least equal at all times to the amount of that excess. As one alternative, the Fund can purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, the Fund can purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high as or higher than the forward contract price.
The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases, the Adviser might decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the "spot" (that is, cash) market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received on the sale of the security. There will be additional transaction costs on the spot market in those cases.
The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements would not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transactions costs. The use of forward contracts in this manner might reduce the Fund's performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.
At or before the maturity of a forward contract requiring the Fund to sell a currency, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative, the Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an off-setting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first and off-setting contracts.
The cost to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts usually are entered into on a principal basis, no brokerage fees or commissions are involved. Because these contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of the counterparty under each forward contract.
Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund can convert foreign currency from time to time and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.
Index-Linked Notes. Principal and/or interest payments on these notes depend on the performance of an underlying index. Currency-indexed securities are another derivative the Fund can use. Typically these are short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This type of index security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.
Debt Exchangeable for Common Stock of an Issuer or "Equity-Linked Debt Securities" of an Issuer. At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer's common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock might not be as high as the Adviser expected.
Interest Rate Swap Transactions. The Fund can enter into interest rate swap agreements. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they might swap the right to receive floating rate payments for fixed rate payments. The Fund can enter into swaps only on securities that it owns. Also, the Fund will identify liquid assets on its books (typically U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest-bearing cash equivalents) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily as needed.
Swap agreements entail both interest rate risk and credit risk. There is a risk that based on movements of interest rates in the future the payments made by the Fund under a swap agreement will be greater than the payments it received. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Adviser will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.
The Fund can enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty shall be regarded as parts of an integral agreement. If amounts are payable on a particular date in the same currency in respect of one or more swap transactions, the amount payable on that date in that currency shall be the net amount. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate all of the swaps with that party. Under these agreements, if a default results in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap for each swap. It is measured by the mark-to-market value at the time of the termination of each swap. The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination generally is referred to as "aggregation."
Hedging Foreign Currency. To attempt to reduce exposure to currency fluctuations, the Fund may trade in forward foreign currency exchange contracts (forward contracts), currency futures contracts and options thereon and securities indexed to foreign securities. These techniques are not always effective and their use may expose the Fund to other risks, such as liquidity and counterparty risk. The Adviser exercises its professional judgment as to whether the reduction in currency risk justifies the expense and exposure to liquidity and counterparty risk. These techniques may be used to lock in an exchange rate in connection with transactions in securities denominated or traded in foreign currencies, to hedge the currency risk in foreign securities held by the Fund and to hedge a currency risk involved in an anticipated purchase of foreign securities. Cross-hedging also may be utilized~~,~~ that is, entering into a hedge transaction with respect to a foreign currency different from the one in which a trade is to be made or in which a portfolio security is principally traded. There is no limitation on the amount of assets that may be committed to currency hedging. However, the currency hedging transactions may be utilized as a tool to reduce currency fluctuation risks due to a current or anticipated position in foreign securities. The successful use of currency hedging transactions usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements. Should interest or exchange rates move in an unexpected manner, the anticipated benefits of futures contracts, options or forward contracts may not be achieved or losses may be realized and thus the Fund could be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward contracts, and adverse market movements therefore could continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. When taking a position in an anticipatory hedge (when the Fund purchases a futures contract or other similar instrument to gain market exposure in anticipation of purchasing the underlying securities at a later date), the Fund is required to set aside cash or high-grade liquid securities to fully secure the obligation.
A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date that is individually negotiated and privately traded by currency traders and their customers. Such a contract gives the Fund a position in a negotiated, currently non-regulated market. The Fund may enter into a forward contract for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). Additionally, when the Adviser believes that a foreign currency may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. When the Adviser believes that the U.S. dollar may suffer a substantial decline against a foreign currency, the Fund may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount in anticipation of purchasing foreign traded securities ("position hedge"). In this situation the Fund may, in the alternative, enter into a forward contract with respect to a different foreign currency for a fixed U.S. dollar amount ("cross hedge"). This may be done, for example, where the Adviser believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated.
The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter. Currently, a significant portion or all of the value of an over-the-counter option may be treated as an illiquid investment and subject to the restriction on such investments as long as the SEC requires that over-the-counter options be treated as illiquid. Generally, the Fund would utilize options traded on exchanges where the options are standardized.
The Fund may enter into contracts for the purchase or sale for future delivery of foreign currencies ("currency futures contracts") and may purchase and write put and call options to buy or sell currency futures contracts. A "sale" of a currency futures contract means the acquisition of a contractual obligation to deliver the foreign currencies called for by the contract at a specified price on a specified date. A "purchase" of a currency futures contract means the incurring of a contractual obligation to acquire the foreign currencies called for by the contract at a specified price on a specified date. Options on currency futures contracts to be purchased by the Fund will be traded on U.S. or foreign exchanges or over-the-counter.
The Fund also may purchase securities (debt securities or deposits) that have their coupon rate or value at maturity determined by reference to the value of one or more foreign currencies. These strategies will be used for hedging purposes only. The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The Fund will not enter into a currency hedging position that exposes the Fund to an obligation to another party unless it follows its segregated account procedures.
The Fund's ability to dispose of its positions in futures contracts, options and forward contracts will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to currencies are still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by the Fund over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that: (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit; and (ii) the Fund may not be able to sell currencies covering an option written by the Fund until the option expires or it delivers the underlying futures currency on exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. The Fund's ability to engage in currency hedging transactions may be limited by tax considerations.
Risks of Hedging With Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Adviser uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return or may compound its losses. The Fund also could experience losses if the prices of its futures and options positions were not correlated with its other investments.
The Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.
The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.
If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.
An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund might experience a loss if it could not close out a position because of an illiquid market for the future or option.
There is a risk in using short hedging by selling futures or purchasing puts on broad-based indices or futures to attempt to protect against declines in the value of the Fund's portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund's securities. For example, it is possible that while the Fund has used hedging instruments in a short hedge, the market might advance and the value of the securities held in the Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices on which the hedging instruments are based. The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.
The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.
The Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broad-based indices or on securities. It is possible that when the Fund does so, the market might decline. If the Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.
Regulatory Aspects of Hedging Instruments. If and when the Fund begins using futures and options on futures, the Fund will be required to operate within certain guidelines and restrictions with respect to the use of futures as established by the Commodities Futures Trading Commission (the "CFTC"). In particular, prior to trading in derivatives, the Fund intends to comply with Rule 4.5 and make the necessary filings with the CFTC to be exempted from registration with the CFTC as a commodity pool operator. To comply with Rule 4.5 the Fund would be required to limit its transactions in commodities to below one of two thresholds. One of the thresholds requires that the Fund's aggregate initial margin and premiums posted for its non-bona fide hedging trading in these instruments must not exceed five percent of the liquidating value of its portfolio. As an alternative the Fund may limit the aggregate net notional value of its derivatives transactions not used solely for bona fide hedging purposes to no more than 100 percent of the liquidation value of its portfolio determined at the time the most recent position was established.
Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund can write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.
Under the Investment Company Act, when the Fund purchases a future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it.
Tax Aspects of Certain Hedging Instruments. Certain foreign currency exchange contracts in which the Fund can invest are treated as "Section 1256 contracts" under the Internal Revenue Code. In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt those transactions from this marked-to-market treatment.
Certain forward contracts the Fund enters into may result in "straddles" for federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the off-setting positions making up the straddle. A previously disallowed loss generally is allowed at the point when there is no unrecognized gain in the off-setting positions making up the straddle or the off-setting position is disposed of.
Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss: (1) gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and (2) gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.
Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of the Fund's investment income available for distribution to its shareholders.
Additional Non-Principal Investment Strategies and Risks
Restricted and Illiquid Securities. The Fund may invest in restricted securities that are subject to contractual restrictions on resale. The Fund's policy is to not purchase or hold illiquid securities (which may include restricted securities) if more than 15% of the Fund's net assets would then be illiquid. If illiquid securities were to exceed 15% of the value of the Fund's net assets, the Adviser would attempt to reduce the Fund's investment in illiquid securities in an orderly fashion.
The restricted securities that the Fund may purchase include securities that have not been registered under the Securities Act of 1933, as amended (the "1933 Act") but are eligible for purchase and sale pursuant to Rule 144A ("Rule 144A Securities"). This Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser, under criteria established by the Fund's Board of Directors, will consider whether Rule 144A Securities being purchased or held by the Fund are illiquid and thus subject to the Fund's policy limiting investments in illiquid securities. In making this determination, the Adviser will consider the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market and the nature of the security and the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A Securities also will be monitored by the Adviser and if, as a result of changed conditions, it is determined that a Rule 144A Security is no longer liquid, the Fund's holding of illiquid securities will be reviewed to determine what, if any, action is required in light of the policy limiting investments in such securities. Investing in Rule 144A Securities could have the effect of increasing the amount of investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.
Distressed Companies. The Fund may invest in, or continue to hold, debt or securities issued by distressed companies which are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy. A bankruptcy, merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Fund invests in the debt or securities may not be completed on the terms or within the time frame contemplated, which may result in losses to the Fund. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default and are generally more likely to become worthless than the securities of more financially stable companies.
Borrowing. The Fund may purchase additional securities so long as borrowings do not exceed 5% of its total assets. The Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. The Fund may borrow from banks provided that, immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings. In the event that such asset coverage at any time falls below 300% the Fund shall, within three days thereafter (not including Sundays and holidays) reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The Fund is not required to dispose of portfolio holdings immediately if the Fund would suffer losses as a result. Borrowing money to meet redemptions or other purposes would have the effect of temporarily leveraging the Fund's assets and potentially exposing the Fund to leveraged losses.
Lending Portfolio Securities. The Fund may lend its portfolio securities to certain types of eligible borrowers approved by the Board of Directors. The Fund may engage in securities lending to earn additional income or to raise cash for liquidity purposes. The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. The collateral must consist of cash, bank letters of credit, securities of the U.S. Government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest.
Lending activities are strictly limited as described in the section titled "Investment Restrictions." Lending money or securities involves the risk that the Fund may suffer a loss if a borrower does not repay a loan when due. To manage this risk the Fund deals only with counterparties it believes to be creditworthy and requires that the counterparty deposit collateral with the Fund.
When it loans securities, the Fund still owns the securities, receives amounts equal to the dividends or interest on loaned securities and is subject to gains or losses on those securities. The Fund also receives one or more of: (a) negotiated loan fees, (b) interest on securities used as collateral, and/or (c) interest on any short-term debt instruments purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund also may pay reasonable finder's, custodian and administrative fees in connection with these loans. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.
Short Sales. When the Fund believes that a security is overvalued, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. If the price of the security decreases in value, the Fund may make a profit and, conversely, if the security increases in value, the Fund will incur a loss because it will have to replace the borrowed security by purchasing it at a higher price. There can be no assurance that the Fund will be able to close out the short position at any particular time or at an acceptable price. Although the Fund's gain is limited to the amount at which it sold a security short, its potential loss is not limited. A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a "short squeeze" can occur. This means that the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund. If the Fund sells a security short it will either own an off-setting "long position" (an economically equivalent security which is owned) or establish a "Segregated Account" as described in this Statement of Additional Information.
The Fund also may make short sales "against-the-box," in which it sells short securities it owns. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box, which results in a "constructive sale," requiring the Fund to recognize any taxable gain from the transaction.
The Fund has adopted a non-fundamental investment limitation that prevents it from selling any security short if it would cause more than 5% of its total assets, taken at market value, to be sold short. This limitation does not apply to selling short against the box.
When-Issued and Delayed-Delivery Transactions. The Fund can invest in securities on a "when-issued" basis and can purchase or sell securities on a "delayed-delivery" basis. When-issued and delayed-delivery are terms that refer to securities whose terms and indenture are available and for which a market exists but that are not available for immediate delivery.
When such transactions are negotiated, the price (which generally is expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date (generally within 45 days of the date the offer is accepted). The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates before settlement will affect the value of such securities and may cause a loss to the Fund. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund from the investment.
The Fund may engage in when-issued transactions to secure what the Adviser considers to be an advantageous price and yield at the time of entering into the obligation. When the Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield the Adviser considers to be advantageous. When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and strategies, and not for the purpose of investment leverage. Although the Fund will enter into delayed-delivery or when-issued purchase transactions to acquire securities, it can dispose of a commitment before settlement. If the Fund chooses to dispose of the right to acquire a when-issued security before its acquisition or to dispose of its right to delivery or receive against a forward commitment, it may incur a gain or loss.
At the time the Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the Fund's net asset value. In a sale transaction, it records the proceeds to be received. The Fund will identify on its books liquid securities of any type at least equal in value to the value of the Fund's purchase commitments until the Fund pays for the investment.
When issued and delayed-delivery transactions can be used by the Fund as defensive techniques to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.
Segregated Accounts. A number of the Fund's potential non-principal investment strategies may require it to establish segregated accounts. When the Fund enters into an investment strategy that would result in a "senior security" as that term is defined in the 1940 Act, the Fund will either: (i) own an off-setting position in securities; or (ii) set aside liquid securities in a segregated account with its custodian bank (or designated in the Fund's books and records) in the amount prescribed. The Fund will maintain the value of such segregated account equal to the prescribed amount by adding or removing additional liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the senior security is outstanding, unless they are replaced with qualifying securities and the value of the account is maintained.
A segregated account is not required when the Fund holds securities, options, or futures positions whose value is expected to offset its obligations that would otherwise require a segregated account. The Fund may also use other SEC approved methods to reduce or eliminate the leveraged aspects of senior securities.
Portfolio Transactions
The Adviser is responsible for the placement of portfolio transactions, subject to the supervision of the Fund's Board of Directors. Following is a summary of the Adviser's trading policies which are described in Part II of its Form ADV. The Adviser is primarily a discretionary investment adviser. Accordingly, the Adviser generally determines the securities and quantities to be bought and sold for each client's account.
Best Execution. The Adviser follows procedures intended to provide reasonable assurance of best execution. However, there can be no assurance that best execution will in fact be achieved in any given transaction. The Adviser seeks to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable net price. In placing executions and paying brokerage commissions or dealer markups, the Adviser considers, among other factors, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communication and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on the particular security or market in which the transaction is to occur, research, the range and quality of the services made available to clients, and the payment of bona fide client expenses. To the extent that clients direct brokerage, the Adviser cannot be responsible for achieving best execution. The Adviser may place orders for portfolio transactions with broker-dealers who have sold shares of funds which the Adviser serves as adviser or sub-adviser. However, when the Adviser places orders for portfolio transactions, it does not give any consideration to whether a broker-dealer has sold shares of the funds which the Adviser serves as adviser or sub-adviser. The applicability of specific criteria will vary depending on the nature of the transaction, the market in which it is executed and the extent to which it is possible to select from among multiple broker-dealers.
Cross Trades. When the Adviser deems it to be advantageous, the Fund may purchase or sell securities directly from or to another client account which is managed by the Adviser. This may happen due to a variety of circumstances, including situations when the Fund must purchase securities due to holding excess cash and, at the same time, a different client of the Adviser must sell securities in order to increase its cash position. Cross trades are only executed when deemed beneficial to the Fund and the other client, and the Adviser has adopted written procedures to ensure fairness to both parties.
Investment Allocations. The Adviser considers many factors when allocating securities among its clients, including the Fund, including but not limited to the client's investment style, applicable restrictions, availability of securities, available cash, anticipated liquidity, and existing holdings. The Adviser employs several portfolio managers, each of whom performs independent research and develops different levels of conviction concerning potential investments. Clients managed by the portfolio manager performing the research may receive priority allocations of limited investment opportunities that are in short supply, including Initial Public Offerings ("IPOs").
Clients are not assured of participating equally or at all in particular investment allocations. The nature of a client's investment style may exclude it from participating in many investment opportunities, even if the client is not strictly precluded from participation based on written investment restrictions. For example: (i) large-cap value clients are unlikely to participate in initial public offerings of small-capitalization companies; (ii) the Adviser may allocate short-term trading opportunities to clients pursuing active trading strategies rather than clients pursuing long-term buy-and-hold strategies; (iii) minimum block sizes may be optimal for liquidity which may limit the participation of smaller accounts; (iv) it is sometimes impractical for some custodians to deal with securities which are difficult to settle; and (v) private accounts and managed money/wrap accounts generally do not participate in direct purchases of foreign securities, but may participate in depositary receipts consisting of American Depositary Receipts "ADRs", European Depositary Receipts "EDRs", and Global Depositary Receipts "GDRs".
The Adviser attempts to allocate limited investment opportunities, including IPOs, among clients in a manner that is fair and equitable when viewed over a considerable period of time and involving many allocations. When the Adviser is limited in the amount of a particular security it can purchase, due to a limited supply, limited liquidity, or other reason, the Adviser may allocate the limited investment opportunity to a subset of eligible clients. The Adviser would then allocate the next limited investment opportunity to a different subset of eligible clients, rotating among subsets as limited investment opportunities are identified.
The Adviser serves as investment adviser for a number of clients and may deal with conflicts of interest when allocating investment opportunities among its various clients. For example: (i) the Adviser receives different advisory fees from different clients; (ii) the performance records of some clients are more public than the performance records of other clients; and (iii) the Adviser and its affiliates, owners, officers and employees have invested substantial amounts of their own capital in some client accounts (notably the Davis Funds, Selected Funds, and Clipper Fund), but do not invest their own capital in every client's account. The majority of the Adviser's clients pursue specific investment strategies, many of which are similar. The Adviser expects that, over long periods of time, most clients pursuing similar investment strategies should experience similar, but not identical, investment performance. Many factors affect investment performance, including but not limited to: (i) the timing of cash deposits and withdrawals to and from an account; (ii) the fact that the Adviser may not purchase or sell a given security on behalf of all clients pursuing similar strategies; (iii) price and timing differences when buying or selling securities; and (iv) the clients' own different investment restrictions. The Adviser's trading policies are designed to minimize possible conflicts of interest in trading for its clients.
Limitations on Aggregate Investments in a Single Company. The Adviser's policy is not to invest for the purpose of exercising control or management of other companies. In extraordinary circumstances the Adviser may seek to influence management. In such an event appropriate government and regulatory filings would be made.
Federal and state laws, as well as company documents (sometimes referred to as "poison pills") may limit the percentage of a company's outstanding shares which may be purchased or owned by the Adviser's clients. This is especially true in heavily regulated industries such as insurance, banking, and real estate investment trusts. Unless it can obtain an exception, the Adviser will not make additional purchases of these companies for its clients if, as a result of such purchase, shares in excess of the applicable investment limitation (for example, 9.9% of outstanding voting shares) would be held by its clients in the aggregate.
Order Priority. The Adviser's trading desk prioritizes incoming orders of similar purchases and sales of securities between institutional and managed money/wrap account orders. The Adviser's trading desk typically executes orders for institutional clients, including investment companies, institutional private accounts, sub-advised accounts and others. Managed money/wrap account program sponsors typically execute orders for managed money/wrap accounts.
The Adviser's trading desk attempts to coordinate the timing of orders with a trade rotation to prevent the Adviser from "bidding against itself" on orders. Generally, a block trade representing a portion of the total trade is placed first for institutional and private accounts. Once this trade is completed, the Adviser places orders for wrap accounts, one sponsor at a time. Sponsors of certain model portfolios will execute trades for their clients. These model portfolio Sponsors are included as a part of the wrap account trade rotation. If the Adviser has not received a response from a model portfolio Sponsor within a reasonable period of time the Adviser will resume through the trade rotation. If this occurs it is possible that the model portfolio Sponsor and the Adviser will be executing similar trades for discretionary clients. The trading concludes with another block transaction for institutional and private accounts. The trading desk follows procedures intended to provide reasonable assurance that no clients are disadvantaged by this trade rotation; and the compliance department monitors execution quality. However, there can be no assurance that best execution will in fact be achieved in any given transaction.
Pattern Accounts. The Adviser serves as investment adviser for a number of clients which are patterned after model portfolios or designated mutual funds managed by the Adviser. For example, a client pursuing the Adviser's large-cap value strategy may be patterned after Davis New York Venture Fund. A client patterned after Davis New York Venture Fund will usually have all of its trading (other than trading reflecting cash flows due to client deposits or withdrawals) aggregated with that of Davis New York Venture Fund. In unusual circumstances, the Adviser may not purchase or sell a given security on behalf of all clients (even clients managed in a similar style), and it may not execute a purchase of securities or a sale of securities for all participating clients at the same time.
Orders for accounts which are not patterned after model portfolios or designated mutual funds are generally executed in the order received by the trading desk, with the following exceptions: (i) the execution of orders for clients that have directed that particular brokers be used may be delayed until the orders which do not direct a particular broker have been filled; (ii) the execution of orders may be delayed when the client (or responsible portfolio manager) requests such delay due to market conditions in the security to be purchased or sold; and (iii) the execution of orders which are to be bunched or aggregated.
Aggregated Trades. Generally, the Adviser's equity portfolio managers communicate investment decisions to a centralized equity trading desk, while fixed income portfolio managers normally place their transactions themselves. The Adviser frequently follows the practice of aggregating orders of various institutional clients for execution, if the Adviser believes that this will result in the best net price and most favorable execution. In some instances, aggregating trades could adversely affect a given client. However, the Adviser believes that aggregating trades generally benefits clients because larger orders tend to have lower execution costs, and the Adviser's clients do not compete with one another trading in the market. Directed brokerage trades in a particular security are typically executed separately from, and possibly after, the Adviser's other client trades.
In general, all of the Adviser's clients (excluding clients who are directing brokerage and managed account/wrap programs) seeking to purchase or sell a given security at approximately the same time will be aggregated into a single order or series of orders. When an aggregated order is filled, all participating clients receive the price at which the order was executed. If, at a later time, the participating clients wish to purchase or sell additional shares of the same security, or if additional clients seek to purchase or sell the same security, then the Adviser will issue a new order and the clients participating in the new order will receive the price at which the new order was executed.
In the event that an aggregated order is not entirely filled, the Adviser will allocate the purchases or sales among participating clients in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such clients. Generally, partially-filled orders are allocated pro rata based on the initial order submitted by each participating client.
In accordance with the various managed account/wrap programs in which the Adviser participates, the Adviser typically directs all trading to the applicable program sponsor unless, in the Adviser's reasonable discretion, doing so would adversely affect the client. Clients typically pay no commissions on trades executed through program sponsors. In the event that an order to the sponsor of a managed account/wrap program is not entirely filled, the Adviser will allocate the purchases or sales among the clients of that sponsor in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such clients. Generally, partially-filled orders are allocated among the particular sponsor's participating clients on a random basis that is anticipated to be equitable over time.
Trading Error Correction. In the course of managing client accounts, it is possible that trading errors will occur from time to time. The Adviser has adopted Trading Error Correction Policies & Procedures which, when the Adviser is at fault, seek to place a client's account in the same position it would have been had there been no error. The Adviser retains flexibility in attempting to place a client's account in the same position it would have been had there been no error. The Adviser attempts to treat all material errors uniformly, regardless of whether they would result in a profit or loss to the client. For example, the Adviser may purchase securities from a client account at cost if they were acquired due to a trading error. If more than one trading error, or a series of trading errors, is discovered in a client account, then gains and losses on the erroneous trades may be netted.
Research Paid For With Commissions ("Soft Dollars"). The Adviser does not use client commissions, "soft dollars," to pay for: (i) computer hardware or software, or other electronic communications facilities; (ii) publications, both paper based or electronic, that are available to the general public; and (iii) third-party research services. If the Adviser determines to purchase such services, it pays for them using its own resources.
The Adviser's portfolio managers may take into account the research resources, as well as the execution capacity, of a brokerage firm in selecting brokers. Thus, transactions may be directed to a brokerage firm which provides: (i) important information concerning a company; (ii) introductions to key company officers; (iii) industry and company conferences; and (iv) other value added research services. The Adviser may have an incentive to select or recommend a broker-dealer based on its interest in receiving the research or services, rather than on its clients' interest in receiving most favorable execution. If the Adviser were to direct brokerage to a firm providing these value added services the Adviser may receive a benefit as it may not have to pay for the services it has received.
The Adviser follows the concepts of Section 28(e) of the Securities Exchange Act of 1934. Subject to the criteria of Section 28(e), the Adviser may pay a broker a brokerage commission in excess of that which another broker might have charged for effecting the same transactions, in recognition of the value of the brokerage and research services provided by or through the broker. The Adviser' Head Trader exercises his professional judgment to determine which brokerage firm is best suited to execute any given portfolio transaction. This includes transactions executed through brokerage firms which provide the services listed above. The Adviser does not attempt to allocate soft dollar benefits to client accounts proportionately to the commissions which the accounts pay to brokerage firms which provide research services. The Adviser believes it is important to its investment decision-making to have access to independent research.
Exceptions. There are occasions when the Adviser varies the trading procedures and considerations described above. The Adviser exercises its best judgment in determining whether clients should execute portfolio transactions simultaneously with, prior to, or subsequent to the model portfolio or designated mutual fund that they are patterned after. The factors that the Adviser considers in exercising its judgment include, but are not limited to, the need for confidentiality of the purchase or sale, market liquidity of the securities in issue, the particular events or circumstances that prompt the purchase or sale of the securities, and operational efficiencies. Even when transactions are executed on the same day, clients may not receive the same price as the model portfolios or designated mutual funds they are patterned after. If the transactions are not aggregated, such prices may be better or worse.
Portfolio Turnover. Because the Fund's portfolio is managed using the Davis Investment Discipline, portfolio turnover is expected to be low. The Fund anticipates that, during normal market conditions, its annual portfolio turnover rate will be less than 100%. However, depending upon market conditions, portfolio turnover rate will vary. At times, it could be high, which could require the payment of larger amounts in brokerage commissions and possibly more taxable distributions. Davis Research Fund's portfolio turnover rate decreased from 45% in 2013 to 27% in 2014.
When the Adviser deems it to be appropriate, the Fund may engage in active and frequent trading to achieve its investment objective. Active trading may include participation in IPOs. Active trading may result in the realization and distribution to shareholders of larger amounts of capital gains compared with a fund with less active trading strategies, which could increase shareholder tax liability. Active trading may also generate larger amounts of short-term capital gains, which are generally taxable as ordinary income when distributed to taxable shareholders. Frequent trading also increases transaction costs which could detract from the Fund's performance.
Portfolio Commissions.
	For fiscal year ended July 31:
	2014	2013	2012
Brokerage commissions paid:	$9,243	$14,270	$9,989
Amount paid to brokers providing research:	None	None	None
Amount paid to brokers providing services to the Fund:	None	None	None
Investments in Certain Broker-Dealers. As of July 31, 2014, the Fund owned the following securities (excluding repurchase agreements) issued by any of its regular brokers and dealers. The Fund's regular brokers and dealers are the ten brokers or dealers receiving the greatest amount of commissions from the Fund's portfolio transactions during the most recent fiscal year, the ten brokers or dealers engaging in the largest amount of principal transactions during the most recent fiscal year, and the ten brokers or dealers that sold the largest amount of fund shares during the most recent fiscal year. As of the most recent fiscal year ended July 31, 2014 the Fund owned securities (excluding repurchase agreements) issued by two broker dealers.
Broker-Dealer	$ Value
JPMorgan Chase & Co.	$754,324
Goldman Sachs Group, Inc.	$326,724
Investment Restrictions
The Fund follows investment strategies developed in accordance with its investment objective, policies and restrictions described in its prospectus and this Statement of Additional Information.
The Fund has adopted the fundamental investment policies set forth below, which may not be changed without shareholder approval. Where necessary, an explanation following a fundamental policy describes the Fund's practices with respect to that policy, as permitted by governing rules, regulations, and interpretations. If the governing rules, regulations, and/or interpretations change, the Fund's investment practices may change without a shareholder vote.
The fundamental investment restrictions set forth below may not be changed without the approval of the lesser of: (A) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of such company.
Except for the fundamental investment policies regarding illiquid securities and borrowing, all percentage restrictions apply as of the time of an investment without regard to any later fluctuations in the value of portfolio securities or other assets. All references to the assets of the Fund are in terms of current market value.
(1) Diversification. The Fund is not required to diversify its investments.
Further Explanation of Diversification Policy. The Fund is classified as non-diversified under the 1940 Act. The Fund intends to remain classified as a regulated investment company under the Internal Revenue Code. This requires the Fund to conform to the following: at the end of each quarter of the taxable year, at least 50% of the value of the Fund's total assets must be represented by: cash and cash items, U.S. government securities, securities of other regulated investment companies and "other securities." For this purpose, "other securities" does not include investments in the securities of any one issuer representing more than 5% of the value of the Fund's total assets or more than 10% of the issuer's outstanding voting securities.
(2) Concentration. The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry.
Further Explanation of Concentration Policy. The Fund may not invest 25% or more of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities). The Fund generally uses Global Industry Classification Standard ("GICS") as developed by Morgan Stanley Capital International and Standard & Poor's Corporation to determine industry classification. GICS presents industry classification as a series of levels (i.e. sector, industry group, industry, and sub-industry). For purposes of measuring concentration, the Fund generally classifies companies at the "industry group" or "industry" level. However, further analysis may lead the Adviser to classify companies at the sub-industry level. The Adviser will only measure concentration at the sub-industry level when it believes that the various sub-industries in question can reasonably be expected to be impacted differently to a material extent by future economic events. For example, in the "Insurance" industry, the Adviser believes that the sub-industries (insurance brokers, life & health insurance, multi-line insurance, property & casualty insurance, and reinsurance) can reasonably be expected to be impacted differently to a material extent by future economic events such as natural disasters, global politics, inflation, unemployment, technology, etc. In addition, the Adviser may reclassify a company into an entirely different sector if it believes that the GICS classification on a specific company does not accurately describe the company.
(3) Issuing Senior Securities. The Fund may not issue senior securities, except as permitted under applicable law, including the 1940 Act and published SEC staff positions.
Further Explanation of Issuing Senior Securities. The Fund may not issue senior securities, except as provided by the 1940 Act and any rules, regulations, orders or letters issued there under. This limitation does not apply to selling short against the box. See the non-fundamental restriction further limiting short selling below. The 1940 Act defines a "Senior Security" as any bond, debenture, note or similar obligation constituting a security and evidencing indebtedness.
(4) Borrowing. The Fund may not borrow money, except to the extent permitted by applicable law including the 1940 Act and published SEC staff positions.
Further Explanation of Borrowing Policy. The Fund may borrow from banks provided that, immediately thereafter the Fund has 300% asset coverage for all borrowings. The Fund may purchase additional securities so long as borrowings do not exceed 5% of its total assets. The Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. In the event that market fluctuations cause borrowing to exceed the limits stated above, the Adviser would act to remedy the situation as promptly as possible, normally within three business days, although it is not required to dispose of portfolio holdings immediately if the Fund would suffer losses as a result.
(5) Underwriting. The Fund may not underwrite securities of other issuers except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.
Further Explanation of Underwriting Policy. The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.
(6) Investments in Commodities and Real Estate. The Fund may not purchase or sell commodities or real estate, except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.
Further Explanation of Policy Restricting Investments in Commodities and Real Estate. The Fund may purchase or sell financial futures contracts, options on financial futures contracts, currency contracts and options on currency contracts as described in its prospectus and Statement of Additional Information. The Fund may not purchase or sell real estate, except that the Fund may invest in securities that are directly or indirectly secured by real estate or issued by issuers that invest in real estate.
(7) Making Loans. The Fund may not make loans to other persons, except as allowed by applicable law including the 1940 Act and published SEC staff positions.
Further Explanation of Lending Policy. The acquisition of investment securities or other investment instruments, entering into repurchase agreements, leaving cash on deposit with the Fund's custodian, and similar actions are not deemed to be the making of a loan.
To generate income and offset expenses, the Fund may lend portfolio securities to broker-dealers and other financial institutions that the Adviser believes to be creditworthy in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, typically U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest-bearing cash equivalents. The Fund is still subject to gains or losses due to changes in the market value of securities that it has lent.
When the Fund lends its securities, it will require the borrower to give the Fund collateral in cash or U.S. Government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.
Non-Fundamental Investment Policies
The Fund has adopted and will follow the non-fundamental investment policies set forth below, which may be changed by the Fund's Board of Directors without the approval of the Fund's shareholders.
1. Illiquid Securities. The Fund will not purchase or hold illiquid securities if more than 15% of the value of the Fund's net assets would be invested in such securities. If illiquid securities exceeded 15% of the value of the Fund's net assets, the Adviser would attempt to reduce the Fund's investment in illiquid securities in an orderly fashion.
2. High-Yield, High-Risk Securities. The Fund will not purchase debt securities rated BB or Ba or lower (sometimes referred to as "Junk Bonds") if the securities are in default at the time of purchase or if such purchase would then cause more than 20% of the Fund's net assets to be invested in such lower-rated securities.
3. Options. The Fund will not purchase an option if the purchase would cause the total premiums (at market) of all options then owned to exceed 5% of the Fund's total assets. The Fund will not sell covered calls if the transaction would cause the total premiums (at market) of all covered calls then written to exceed 25% of the Fund's total assets. For additional information concerning option strategies and their risks, see the section entitled "Derivatives."
4. Futures Contracts. The Fund will not engage in a futures transaction if the transaction would cause the nominal value of futures contracts then purchased or sold to exceed 25% of the Fund's total assets. For additional information concerning futures contracts and their risks, see the section entitled "Derivatives."
5. Short Selling. The Fund will not sell any security short if it would cause more than 5% of its total assets, taken at market value, to be sold short. This limitation does not apply to selling short against the box.
6. Investing For Control. The Fund does not invest for the purpose of exercising control or management of other companies.
7. Mortgage, Pledge, Lend, or Hypothecate Assets. The Fund will not mortgage, pledge, or hypothecate more than 33 1/3% of its total assets, taken at market value in securities lending or other activities.
Section II: The Fund and Key Persons
This Statement of Additional Information should be read in conjunction with the prospectus. This Statement of Additional Information supplements the information available in the prospectus.
Organization Of The Fund
Davis New York Venture Fund, Inc. Davis New York Venture Fund, Inc., is an open-end, management investment company incorporated in Maryland in 1968 and registered under the 1940 Act. Davis New York Venture Fund, Inc., is a series investment company that may issue multiple series, each of which would represent an interest in its separate portfolio. Davis New York Venture Fund, Inc., currently offers four series: Davis New York Venture Fund, Davis Global Fund, and Davis International Fund which are classified under the 1940 Act as diversified companies, and Davis Research Fund which is classified under the 1940 Act as non-diversified company. Currently, only the directors, officers and employees of the Davis Funds or their investment adviser and sub-adviser (and affiliated companies) are eligible to purchase shares of Davis Research Fund. Davis New York Venture Fund, Davis Global Fund, and Davis International Fund are available for public investment and their shares are offered through separate prospectuses and a Statement of Additional Information that may be obtained by calling Davis Funds Investor Services at 1-800-279-0279. The Board of Directors may increase the number of Davis Funds in the future and may, at any time, discontinue offering shares of any fund to the public.
Fund Shares. The Fund may issue shares in different classes. Davis Research Fund currently offers only Class A shares. Davis Research Fund does not currently offer Class B, C, or Y shares. The Board of Directors may offer additional series or classes in the future and may at any time discontinue the offering of any series or class of shares. Each share, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive or subscription rights. The Fund's shares represent an interest in the assets of the Fund issuing the share and have identical voting, dividend, liquidation and other rights and the same terms and conditions as any other shares except that: (i) each dollar of net asset value per share is entitled to one vote; (ii) the expenses related to a particular class, such as those related to the distribution of each class and the transfer agency expenses of each class are borne solely by each such class; (iii) each class of shares votes separately with respect to provisions of the Rule 12b-1 Distribution Plan that pertain to a particular class; and (iv) other matters for which separate class voting is appropriate under applicable law. Each fractional share has the same rights, in proportion, as a full share. Due to the differing expenses of the classes, dividends are likely to be lower for Class B and C shares than for Class A shares and are likely to be higher for Class Y shares than for any other class of shares.
For some issues, such as the election of directors, all of Davis New York Venture Fund, Inc.'s authorized series vote together. For other issues, such as approval of the advisory agreement, each authorized series votes separately. Shares do not have cumulative voting rights; therefore, the holders of more than 50% of the voting power can elect all of the directors. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the shareholders of the outstanding voting securities of an investment company will not be deemed to have been effectively acted on unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. Rule 18f-2 exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.
In accordance with Maryland law and Davis New York Venture Fund, Inc.'s bylaws, the Fund does not hold regular annual shareholder meetings. Shareholder meetings are held when they are required under the 1940 Act or when otherwise called for special purposes. Special shareholder meetings may be called on the written request of shareholders of at least 25% of the voting power that could be cast at the meeting. The Fund will provide assistance in calling and holding such special meetings to the extent required by Maryland statutes or SEC rules and regulations then in effect.
Directors And Officers
Each of the Independent Directors and officers holds identical offices with each of the Davis Funds (three registrants, a total of 13 separate series): Davis New York Venture Fund, Inc., Davis Series, Inc., and Davis Variable Account Fund, Inc. The three registrants have the same directors. As indicated below, certain directors and officers also may hold similar positions with Selected American Shares, Inc., Selected International Fund, Inc., and Selected Capital Preservation Trust (collectively the "Selected Funds"), and Clipper Funds Trust, mutual funds that are managed by the Adviser.
The Fund's Board of Directors supervises the business and management of the Fund. The Board establishes the Fund's policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Fund, the Adviser, and certain other service providers. The Board approves all significant agreements between the Fund and those companies that furnish services to the Fund. Directors are elected and serve until their successors are elected and qualified. Information about the Directors, including their business addresses, dates of birth, principal occupations during the past five years, and other current Directorships of publicly traded companies or funds, are set forth in the table below.
The Board has appointed an Independent Director as Chair. The Chairman presides at meetings of the Directors and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chair may act as a liaison with the Funds' management, officers, attorneys, and other Directors generally between meetings. The Chair may perform such other functions as may be requested by the Board from time to time. The Board has designated a number of standing committees as further described below, each of which has a Chair. The Board also may designate working groups or ad hoc committees as it deems appropriate.
The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Directors and the full Board in a manner that enhances effective oversight. The Board also believes that having a majority of Independent Directors is appropriate and in the best interest of the Funds' shareholders. Nevertheless, the Board also believes that having interested persons serve on the Board brings corporate and financial viewpoints that are, in the Board's view, crucial elements in its decision-making process. The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Funds.
Directors
For the purposes of their service as directors to the Davis Funds, the business address for each of the Directors is: 2949 E Elvira Road, Suite 101, Tucson, AZ 85756. Subject to exceptions and exemptions which may be granted by the Independent Directors, Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-four (74).
Name (birth date)	Position(s) held with Funds	Term of office and length of time served	Principal occupation(s) during past five years	No. of portfolios in Fund complex overseen by director
Independent Directors:
Marc Blum (09/09/42)	Director	Since 1986	Chief Executive Officer, World Total Return Fund, LLLP; of Counsel to Gordon Feinblatt LLC (law firm).	13
Other directorships for public companies currently serving: Director, Rodney Trust Company (trust and asset management company).
John Gates, Jr. (08/02/53)	Director	Since 2007	Chairman and Chief Executive Officer of PortaeCo LLC, a private investment company (from 2006 to present).	13
Other directorships for public companies currently serving: Director, DCT Industrial Trust (a REIT); Chairman, Regional Transportation Authority of Chicago (public transportation system).
Thomas Gayner (12/16/61)	Director/Chairman	Since 2004	President and Chief Investment Officer, Markel Corporation (a diversified financial holding company).	13
Other directorships for public companies currently serving: Director, Graham Holdings Company (formerly known as Washington Post Co., a publishing company); Director, Colfax Corporation (engineering and manufacturer of pumps and fluid handling equipment).

Samuel Iapalucci (07/19/52)	Director	Since 2006	Retired; Executive Vice President and Chief Financial Officer, CH2M HILL Companies Ltd. (engineering) until 2008.	13
Other directorships for public companies currently serving: Director, exp Global Inc. (an engineering firm).
Robert Morgenthau (03/22/57)	Director	Since 2002	Principal, Spears Abacus Advisors, LLC (an investment management firm) since August 2011; Chairman, NorthRoad Capital Management, LLC (an investment management firm) from June 2002 to August 2011.	13
Other directorships for public companies currently serving: None
Marsha Williams (03/28/51)	Director	Since 1999	Retired; Senior Vice President and Chief Financial Officer of Orbitz Worldwide, Inc. (travel service provider) from 2007 to 2010.	13
Other directorships for public companies currently serving: Director, Modine Manufacturing Company, Inc. (heat transfer technology); Director, Chicago Bridge & Iron Company, N.V. (industrial construction and engineering); Director, Fifth Third Bancorp (diversified financial services).

Interested directors*:
Andrew Davis (06/25/63)	Director	Director since 1997; Davis Funds officer since 1997	President or Vice President of each Davis Fund and Selected Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.	16
Other directorships for public companies currently serving: Director of the Selected Funds (consisting of 2 portfolios) since 1998; Director of Clipper Funds Trust (consisting of 1 portfolio) since 2014.

Christopher Davis (07/13/65)	Director	Davis Funds director since 1997; Davis Funds officer since 1997	President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; Chairman of Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser, including sole member of the Adviser's general partner, Davis Investments, LLC; Employee of Shelby Cullom Davis & Co. (registered broker/dealer).	16
Other directorships for public companies currently serving: Director of the Selected Funds (consisting of 2 portfolios) since 1998; Director of Clipper Funds Trust (consisting of 1 portfolio) since 2014; Graham Holdings Company (formerly known as Washington Post Co., a publishing company).

* Andrew Davis and Christopher Davis own partnership units (directly, indirectly or both) of the Adviser and are considered to be "interested persons" of the Funds as defined in the Investment Company Act of 1940. Andrew Davis and Christopher Davis are brothers.

Independent Directors' Compensation
During the fiscal year ended July 31, 2014, the compensation paid to the Directors who are not considered to be interested persons of the Fund is listed in the table below. The Directors receive no pecuniary retirement benefits accrued as Fund expenses. Interested Directors are not compensated by the Fund.
Name	Davis Research Fund	Aggregate Fund Compensation [1]	Total Complex Compensation[2]
Marc Blum	$157	$75,400	$125,000
John Gates Jr.	$157	$75,400	$125,000
Thomas Gayner	$157	$75,400	$125,000
Samuel Iapalucci	$157	$75,400	$125,000
Robert Morganthau	$157	$75,400	$125,000
Marsha Williams	$148	$71,410	$118,320
Directors Emeritus
G. Bernard Hamilton[3]	$38	$18,900	$31,250
1.
"Aggregate Fund Compensation" is the aggregate compensation paid for service as a director by all series of Davis New York Venture Fund, Inc.: Davis New York Venture Fund, Davis Research Fund, Davis Global Fund, and Davis International Fund.

2.
"Total complex compensation" is the aggregate compensation paid for service as a director by all mutual funds with the same investment adviser. There are seven registered investment companies in the complex.

3.	Mr. Hamilton retired in December 2011 and served as Director Emeritus until December 2013.
Officers
All Davis Funds officers (including some Interested Directors) hold positions as executive officers with the Adviser and its affiliates, including Davis Selected Advisers, L.P. (Adviser), Davis Selected Advisers – NY, Inc. (sub-adviser), Davis Distributors, LLC (the principal underwriter), Davis Investments, LLC (the sole general partner of the Adviser), and other affiliated companies. The Davis Funds do not pay salaries to any of their officers. Each of the Davis Funds' officers serves for one year and until his or her successor is elected and qualified.
Christopher Davis (born 07/13/65, Davis Funds officer since 1997). See description in the section on Interested Directors.
Andrew Davis (born 06/25/63, Davis Funds officer since 1997). See description in the section on Interested Directors.
Kenneth Eich (born 08/14/53, Davis Funds officer since 1997). Executive Vice President and Principal Executive Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Funds Trust (consisting of one portfolio); Chief Operating Officer, Davis Selected Advisers, L.P.; and also serves as an executive officer of certain companies affiliated with the Adviser.
Douglas Haines (born 03/04/71, Davis Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Funds Trust (consisting of one portfolio); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.
Sharra Haynes (born 09/25/66, Davis Funds officer since 1997). Vice President and Chief Compliance Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Funds Trust (consisting of one portfolio); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P.; and also serves as an executive officer of certain companies affiliated with the Adviser.
Ryan Charles (born 07/25/78, Davis Funds officer since 2014). Vice President and Secretary of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Vice President, Chief Legal Officer and Secretary, Davis Selected Advisers, L.P.; and also serves as an executive officer of certain companies affiliated with the Adviser.
Arthur Don (born 09/24/53, Davis Funds officer since 1991). Assistant Secretary (for clerical purposes only) of each of the Davis Funds and Selected Funds; Shareholder, Greenberg Traurig, LLP (a law firm); counsel to the Independent Directors and the Davis Funds.
Standing Committees Of The Board Of Directors
Although the Board has general criteria that guide its choice of candidates to serve on the Board, there are no specific required qualifications for Board membership, including with respect to the diversity of candidates for Board membership. Candidates for Board membership nominated by shareholders are not treated differently than candidates nominated from other sources. The Board believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Director represent a diversity of experiences and a variety of complementary skills. Each Director has experience as a Director of the Davis Funds. It is the Directors' belief that this allows the Board, as a whole, to oversee the business of the Funds in a manner consistent with the best interests of the Funds' shareholders. When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Directors; qualified candidates will be men or women of proven character and talent who have achieved notable success in their professional careers. The specific talents which the Nominating Committee of the Board seeks in a candidate depends to a great extent upon the Board of Directors' needs at the time a vacancy occurs.
The table above provides professional experience of each Director on an individual basis. This disclosure includes the length of time serving the Funds, other directorships held, and their principal occupation during the past five years. Each of the Directors has served on the board of directors for at least five years, during which time they have become familiar with the Funds' regulatory and investment matters and have contributed to the Directors' deliberations. In light of the Funds' business and structure, the Board believes the experience of each Director is beneficial for overseeing the business of the Funds. Moreover, the Board believes that the different experiences and backgrounds of the Directors are complementary and enhance the Board's ability to oversee the Funds' affairs.
Audit Committee. The Davis Funds have an Audit Committee, which is comprised entirely of Independent Directors (Marsha Williams, Chair; Samuel Iapalucci; and Robert Morgenthau). The Audit Committee has a charter. The Audit Committee reviews financial statements and other audit-related matters for the Davis Funds. The Audit Committee also holds discussions with management and with the Independent Accountants concerning the scope of the audit and the auditor's independence. The Audit Committee meets as often as deemed appropriate by the Audit Committee. The Audit Committee met four times during the year ended December 2014.
The Board of Directors has determined that Marsha Williams is the Davis Funds' independent audit committee financial expert pursuant to Section 407 of the Sarbanes-Oxley Act and as defined by Item 3 of Form N-CSR of the Investment Company Act of 1940. In their deliberations, the Board of Directors considered Ms. Williams': (i) professional experience; (ii) independence as defined in Item 3 of Form N-CSR; and (iii) integrity and absence of disciplinary history.
Nominating Committee. The Davis Funds have a Nominating Committee, which is comprised entirely of Independent Directors (Thomas Gayner, Chair; and Marc Blum), which meets as often as deemed appropriate by the Nominating Committee. The Funds do not elect Directors annually. Each Director serves until retirement, resignation, death or removal. Subject to exceptions and exemptions which may be granted by the Independent Directors, Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-four (74). After formal retirement, Directors may serve an additional two years in emeritus status, attend board functions and receive up to one-half the current compensation of Directors. The Nominating Committee met one time during the year ended December 2014. The Nominating Committee reviews and nominates persons to serve as members of the Board of Directors, and reviews and makes recommendations concerning the compensation of the Independent Directors. The chairperson of the Nominating Committee also currently serves as the Chairman of the Board and: (a) presides over board meetings; (b) presides over executive sessions of the Independent Directors of the Funds, in addition to presiding over meetings of the committee; (c) participates with the officers and counsel in the preparation of agendas and materials for Board meetings; (d) facilitates communication between the Independent Directors and management, and among the Independent Directors; and (e) has such other responsibilities as the Board or Independent Directors shall determine. The Nominating Committee has a charter. When the Board of Directors is seeking a candidate to become a director, it considers qualified candidates received from a variety of sources, including having authority to retain third parties that may receive compensation related to identifying and evaluating candidates. Shareholders may propose nominees by writing to the Nominating Committee, in care of the Secretary of the Davis Funds, at 2949 East Elvira, Suite 101, Tucson, Arizona 85756.
Brokerage Committee. The Davis Funds have a Brokerage Committee, which is comprised entirely of Independent Directors (John Gates, Chair and Thomas Gayner;), which meets as often as deemed appropriate by the Brokerage Committee. The Brokerage Committee met once during the year ended December 2014. The Brokerage Committee reviews and makes recommendations concerning Davis Funds portfolio brokerage and trading practices.
Pricing Committee. The Davis Funds have a Pricing Committee (Marc Blum, Chair, Independent Director; Kenneth Eich, an officer of the Fund; and Douglas Haines, an officer of the Fund) that meets as often as deemed appropriate by the Pricing Committee. The Pricing Committee met 10 times during the year ended December 2014. The Pricing Committee reviews and makes recommendations concerning pricing of the Fund's portfolio securities.
Risk Oversight
As registered investment companies, Davis Funds are subject to a variety of risks, including investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund.
Day-to-day management of Davis Funds, including risk management, is the responsibility of the Funds' contractual service providers, including the Funds' investment adviser, principal underwriter/distributor and transfer agent. Each of these entities is responsible for specific portions of the Funds' operations, including the processes and associated risks relating to the Funds' investments, integrity of cash movements, financial reporting, operations and compliance. The Board oversees the service providers' discharge of their responsibilities, including the processes they use to manage relevant risks. As part of its overall activities, the Board reviews the management of the Funds' risk management structure by various departments of the Adviser, including: Portfolio Management, Fund Operations, Legal and Internal Audit, as well as by Davis Funds' Chief Compliance Officer ("CCO"). The responsibility to manage the Funds' risk management structure on a day-to-day basis is within the Adviser's overall investment management responsibilities. The Adviser has its own, independent interest in risk management.
The Board discharges risk oversight as part of its overall activities, with the assistance of its Audit Committee and CCO. In addressing issues regarding the Funds' risk management between meetings, appropriate representatives of the Adviser communicate with the Chair of the Board or the Funds' CCO, who is accountable and reports directly to the Board. Various personnel, including the Funds' CCO, the Adviser's management, and other service providers (such as the Funds' independent accountants) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management.
The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds' investment objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Directors as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board's risk management oversight is subject to substantial limitations.
The Audit Committee assists the Board in reviewing with the independent auditors, at various times throughout the year, matters relating to the annual audits and financial accounting and reporting matters. The Pricing Committee reviews and makes recommendations concerning pricing of the Fund's portfolio securities.
The Funds' CCO assists the Board in overseeing the significant investment policies of the relevant Funds. The CCO monitors these policies. The Board receives and considers the CCO's annual written report, which, among other things, summarizes material compliance issues that arose during the previous year and any remedial action taken to address these issues, as well as any material changes to the compliance programs. The Board also receives and considers reports from the Funds' CCO throughout the year. As part of its oversight responsibilities, the Board has approved various compliance policies and procedures. Each Committee presents reports to the Board which may prompt further discussion of issues concerning the oversight of the Funds' risk management. The Board also may discuss particular risks that are not addressed in the Committee process.
Directors' Fund Holdings
As of December 31, 2013, the Directors had invested the following amounts in all Funds managed by the Adviser. Investments are listed in the following ranges: none, $1-10,000, $10,001-50,000, $50,001-100,000 and over $100,000:
Name	Davis Research Fund	Total Invested in All Funds(2)
Independent Directors:
Marc Blum	$10,001-50,000	over $100,000
John Gates	None	over $100,000
Thomas Gayner	$10,001-50,000	over $100,000
Samuel Iapalucci	None	over $100,000
Robert Morgenthau	None	over $100,000
Marsha Williams	None	over $100,000
Independent Directors:(1)
Andrew Davis	None	over $100,000
Christopher Davis	None	over $100,000
1.	Andrew Davis and Christopher Davis are employed by and own shares in the Adviser and are considered to be "interested persons" of the Funds as defined in the Investment Company Act of 1940.
2.
Total Invested in All Funds is the aggregate dollar range of investments in all Funds overseen by the individual director and managed by Davis Selected Advisers, L.P. This includes the Davis Funds for all directors, also the Selected Funds for Andrew Davis and Christopher Davis.

Independent Directors' Affiliations And Transactions
None of the Independent Directors (or their immediate family members) owns any securities issued by the Davis Funds' investment adviser, sub-adviser, principal underwriter or any company (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the above listed companies (hereafter referred to as the "Adviser and its affiliates"). Andrew Davis and Christopher Davis own partnership units (directly, indirectly or both) in the Adviser and are considered to be Interested Directors.
None of the Independent Directors (or their immediate family members) have had any direct or indirect interest, the value of which exceeds $120,000, during the last two calendar years in the Adviser or in the Adviser and its affiliates.
None of the Independent Directors (or their immediate family members) have had any material interest in any transaction, or series of transactions, during the last two years, in which the amount involved exceeds $120,000 and to which any of the following persons was a party: any Davis Fund, an officer of the Davis Funds, or any fund managed by the Adviser or in the Adviser and its affiliates.
None of the Independent Directors (or their immediate family members) have had any direct or indirect relationships during the last two years, in which the amount involved exceeds $120,000 and to which any of the following persons was a party: any Davis Fund, an officer of the Davis Funds, or any fund managed by the Adviser or in the Adviser and its affiliates.
None of the officers of the Adviser and its affiliates have served during the last two years on the board of directors of a company where any Director of the Fund (or any of the Directors' immediate family members) served as an officer.
Certain Shareholders Of The Fund
As of November 3, 2014, officers and directors, as a group, owned the following percentages of each class of shares issued by the Fund: (1)
Class A
Davis Research Fund	*
* Officers owned less than 1%
The following table sets forth as of November 3, 2014, the name and holdings of each person known by Davis New York Venture Fund, Inc., to be a record owner of more than 5% of the outstanding shares of any class of the Fund. Other than as indicated below, the Fund is not aware of any shareholder who beneficially owns more than 25% of the Fund's total outstanding shares. Shareholders owning a significant percentage of the Fund's shares do not affect the voting rights of other shareholders.

Class of Shares	Name and Address of Shareholders Owning more than 5% of Fund	Percent of Class Outstanding

Class A Shares	Davis Selected Advisers, L.P Tucson, Arizona	98.43%

Investment Advisory Services
Davis Selected Advisers, L.P. and Davis Selected Advisers-NY, Inc. Davis Selected Advisers, L.P. (the "Adviser"), whose principal office is at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756, serves as investment adviser for Davis New York Venture Fund, Inc., Davis Series, Inc., Davis Variable Account Fund, Inc. (collectively the "Davis Funds"), Selected American Shares, Inc., Selected International Fund, Inc., and Selected Capital Preservation Trust (collectively the "Selected Funds"), and Clipper Funds Trust. The Adviser also provides advisory or sub-advisory services to other parties including other registered investment companies, private accounts, offshore funds, and managed money/wrap accounts. Davis Investments, LLC, an entity controlled by Christopher Davis is the Adviser's sole general partner. Christopher Davis is Chairman of the Adviser and, as the sole member of the general partner, controls the Adviser. Davis Distributors, LLC (the "Distributor"), a subsidiary of the Adviser, serves as the distributor or principal underwriter of the funds that the Adviser administers, including Davis Funds, Selected Funds, Clipper Fund and offshore funds. Davis Selected Advisers - NY, Inc. ("Sub-Adviser"), a wholly owned subsidiary of the Adviser, performs investment management, research and other services for the Davis Funds on behalf of the Adviser under sub-advisory agreements with the Adviser.
Advisory Agreement with Davis Selected Advisers, L.P. and Sub-Advisory Agreement with Davis Selected Advisers-NY, Inc. Pursuant to an advisory agreement, Davis Research Fund pays the Adviser a fee at an annual rate of 0.55% on total net assets.
These fees may be higher than those of some other mutual funds but are not necessarily higher than those paid by funds with similar objectives. Advisory fees are allocated among each Class of shares in proportion to each Class relative total net assets. The aggregate advisory fees paid by the Fund to the Adviser for the periods indicated were:
	Fiscal year ended July 31:
	2014	2013	2012
Davis Research Fund	$240,468	$195,550	$167,632
In accordance with the provisions of the 1940 Act, the Advisory Agreement and Sub-Advisory Agreement will terminate automatically on assignment and are subject to cancellation on 60 days' written notice by the Board of Directors, the vote of the holders of a majority of the Fund's outstanding shares or the Adviser. The continuance of the Advisory Agreement and Sub-Advisory Agreement must be approved at least annually by the Fund's Board of Directors or by the vote of holders of a majority of the outstanding shares of the Fund. In addition, any new agreement, or the continuation of the existing agreement, must be approved by a majority of Directors who are not parties to the agreements or interested persons of any such party. The Advisory Agreement also makes provisions for portfolio transactions and brokerage policies of the Fund, which are discussed above under "Portfolio Transactions."
The Adviser has entered into a Sub-Advisory Agreement with its wholly owned subsidiary, Davis Selected Advisers - NY, Inc., where the Sub-Adviser performs research and other services on behalf of the Adviser. Under the Agreement, the Adviser pays all of the Sub-Adviser's direct and indirect costs of operation. All of the fees paid to the Sub-Adviser are paid by the Adviser and not the Fund.
Pursuant to the Advisory Agreement, the Adviser, subject to the general supervision of the Fund's Board of Directors, provides management and investment advice and furnishes statistical, executive and clerical personnel, bookkeeping, office space and equipment necessary to carry out its investment advisory functions and such corporate managerial duties as requested by the Board of Directors of the Fund. The Fund bears all expenses other than those specifically assumed by the Adviser under the Advisory Agreement, including preparation of its tax returns, financial reports to regulatory authorities, dividend determinations, transactions and accounting matters related to its custodian bank, transfer agency, custodial and investor services, and qualification of its shares under federal and state securities laws. The Fund reimburses the Adviser for providing certain services, including accounting and administrative services, and investor services. Such reimbursements are detailed below:
	Fiscal year ended July 31:
Davis Research Fund	2014	2013	2012
Accounting & Administrative services:	$2,004	$2,004	$2,004
Investor Services	$213	$172	$159
Approval of the Advisory and Sub-Advisory Agreements. The Board of Directors is scheduled to meet four times a year. The Directors believe that matters bearing on the Advisory and Sub-Advisory Agreements are considered at most, if not all, of their meetings. The Independent Directors are advised by independent legal counsel selected by the Independent Directors. A discussion of the Directors' considerations in the annual approval of Advisory and Sub-Advisory Agreements is included in the Fund's next annual or semi-annual report following the annual approval.
Unique Nature of Each Fund. The Adviser may serve as the investment adviser or sub-adviser to other funds that have investment objectives and principal investment strategies similar to those of the Davis Funds. While the Davis Funds may have many similarities to these other funds, the investment performance of each fund will be different due to a number of differences between the funds, including differences in sales charges, expense ratios and cash flows.
Code of Ethics. The Adviser, Sub-Adviser, Distributor and the Davis Funds have adopted a Code of Ethics, meeting the requirements of Rule 17j-1 under the 1940 Act that regulate the personal securities transactions of the Adviser's investment personnel, other employees and affiliates with access to information regarding securities transactions of the Davis Funds. Such employees may invest in securities, including securities that may be purchased or held by the Davis Funds. A copy of the Code of Ethics is on public file with, and available from, the SEC.
Continuing Regulation. The Adviser, like most other asset managers, is subject to ongoing inquiries from the SEC and/or the Financial Industry Regulatory Authority ("FINRA") regarding industry practices.
Litigation. In August 2008, a class action lawsuit was filed in the United States District Court for the District of Arizona on behalf of investors in Davis New York Venture Fund ("DNYVF") against Davis Selected Advisers L.P. (DNYVF's adviser) and Davis Distributors, LLC (DNYVF's principal distributor). The plaintiffs claim that the defendants ("Davis Entities") charged DNYVF excessive and disproportionate fees to manage DNYVF and distribute DNYVF's shares. The lawsuit seeks monetary damages and other relief. The Davis Entities believe that the action is without merit and have undertaken a vigorous defense in these proceedings. Although no determination can be made at this time, it is not anticipated that this lawsuit will have a material adverse effect on the Davis Entities, their assets, or the Fund.
In June of 2014 and in August of 2014, two separate class action lawsuits were filed in the United States District Court for the Southern District of New York on behalf of investors in DNYVF against Davis Selected Advisers, L.P. and Davis Selected Advisers – N.Y., Inc. (DNYVF's sub-adviser). The plaintiffs claim that the defendants (the "Davis Entities") charged DNYVF excessive fees to manage DNYVF. In September of 2014, these two claims were consolidated into one lawsuit. The lawsuit seeks monetary damages and other relief. The Davis Entities believe that the action is without merit and have undertaken a vigorous defense in these proceedings. Although no determination can be made at this time, it is not anticipated that this lawsuit will have a material adverse effect on the Davis Entities, their assets, or the Fund.
Proxy Voting Policies and Record. The Board of Directors has directed the Adviser to vote the Fund's portfolio securities in conformance with the Adviser's Proxy Voting Policies and Procedures. These policies and procedures are summarized in Appendix C. Information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the fund's website, www.davisfunds.com, without charge, by calling Davis Funds' Investor Services at 1-800-279-0279, or on the Commission's website (www.sec.gov).
Portfolio Managers
Davis Research Fund is Team Managed. Davis Advisors uses a system of multiple portfolio managers to manage Davis Research Fund. Under this approach, the portfolio of the Fund is divided into segments managed by individual portfolio managers. Christopher Davis oversees the portfolio managers and allocates segments of the Fund to each of them to invest. Christopher Davis and the four portfolio managers managing the largest portion of the Fund's assets as of the latest calendar quarter-end prior to the date of the prospectus are listed below. Portfolio managers decide how their respective segments will be invested. All investment decisions are made within the parameters established by the Fund's investment objectives, strategies, and restrictions
Other Accounts Managed as of July 31, 2014:
Portfolio Managers	Number of RICs(2)	Assets(1) in RICs(2)	Number of OPIV(3)	Assets(1) in OPIV(3)	Number of OA(4)	Assets(1) in OA(4)
D. Blazin	1	30,514,556.80	0	0.00	25	35,788,123.94
R. Brown	1	57,977,657.93	0	0.00	25	67,997,435.48
J. Chen	0	0	0	0	0	0
P. Crosbie	0	0	0	0	0	0
C. Davis	12	16,061,180,088.72	10	662,114,956.38	60	4,110,964,382.42
(1)
"Assets" means total assets managed by the portfolio manager. Some or all of these assets may be co-managed with another portfolio manager who will also be credited with managing the same assets. The sum of assets managed by Davis Advisors' portfolio managers may exceed the total assets managed by Davis Advisors.

(2)	"RIC" means Registered Investment Company.
(3)	"OPIV" means Other Pooled Investment Vehicles.
(4)	"OA" means Other Accounts. These accounts are primarily private accounts and sponsors of managed money/wrap accounts.
Ownership of Fund Shares
As of December 31, 2013, the portfolio managers had invested the following amounts in the Fund.
	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
D. Blazin	X
R. Brown	X
J. Chen	X
P. Crosbie	X
C. Davis	X
Structure of Compensation
Christopher Davis' compensation for services provided to the Adviser consists of a base salary. The Adviser's portfolio managers are provided benefits packages including life insurance, health insurance, and participation in the Adviser's 401(k) plan comparable to that received by other company employees.
D. Blazin, R. Brown, J. Chen, and P. Crosbie compensation for services provided to the Adviser consists of: (i) a base salary; (ii) an annual discretionary bonus; (iii) awards of equity ("Units") in Davis Selected Advisers, L.P. including Units, and/or phantom Units; and (iv) an incentive plan whereby the Adviser purchases shares in selected mutual funds managed by the Adviser. At the end of specified periods, generally five-years following the date of purchase, some, all, or none of the Fund shares will be registered in the employee's name based on fund performance, after expenses on a pre-tax basis, versus the Fund's benchmark index, as described in the Fund's prospectus or, in limited cases, based on performance ranking among established peer groups. The Adviser does not purchase incentive shares in every fund these portfolio managers manage or assist on. In limited cases, such incentive compensation is tied on a memorandum basis to the performance of the portion of the Fund ("sleeve") managed by the analyst versus the Fund's benchmark. The Adviser's portfolio managers are provided benefits packages including life insurance, health insurance, and participation in the Adviser's 401(k) plan comparable to that received by other company employees.
Potential Conflicts of Interest
Potential conflicts of interest may arise in connection with the management of multiple accounts, including potential conflicts of interest related to the knowledge and timing of the Fund's trades, investment opportunities, broker selection and Fund investments. Portfolio managers and other investment professionals may be privy to the size, timing and possible market impact of a Fund's trades. It is theoretically possible that Portfolio Managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund. It is possible that an investment opportunity may be suitable for both a Fund and other accounts managed by portfolio managers, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. Management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The Adviser seeks to manage such competing interests for the time and attention of portfolio managers. For example, many of Davis Advisors' portfolio managers focus on a small set of model accounts with similar accounts being managed by investing in the same securities and using the same investment weightings that are used in connection with the management of the model accounts.
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. Large clients may generate more revenue for the Adviser than do smaller accounts. Accounts which pay higher management fees usually generate more revenue than accounts of the same size paying lower management fees. A portfolio manager may be faced with a conflict of interest when allocating limited investment opportunities given the benefit to the Adviser of favoring accounts that pay a higher fee or generate more income for the Adviser. To deal with these situations, the Adviser has adopted procedures for allocating limited investment opportunities across multiple accounts.
With respect to securities transactions for the portfolios, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser may place separate, non-simultaneous, transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.
Substantial investment of the Adviser or Davis Family assets in certain mutual funds may lead to conflicts of interest. A portion of a portfolio manager's compensation may include awards of equity in Davis Advisors. A portfolio manager may face a conflict of interest given that the Adviser is more heavily invested in some funds than in other funds. A portion of the portfolio manager's compensation may also include an incentive plan whereby the Adviser purchases shares in certain funds managed by Davis Advisors. A portfolio manager may face a conflict of interest given that his long-term compensation may be more heavily determined by the performance of one fund, or portion of a fund, than by another fund which he also manages. To mitigate these potential conflicts of interest, the Adviser has adopted policies and procedures intended to ensure that all clients are treated fairly over time. Davis Advisors does not receive an incentive based fee on any account.
Davis Advisors expects that, over long periods of time, most clients pursuing similar investment strategies should experience similar, but not identical, investment performance. Many factors affect investment performance, including, but not limited to: (1) the timing of cash deposits and withdrawals to and from an account; (2) the possibility that Davis Advisors may not purchase or sell a given security on behalf of all clients pursuing similar strategies; (3) price and timing differences when buying or selling securities; and (4) clients pursuing similar investment strategies but imposing different investment restrictions. Davis Advisors has adopted written trading policies designed to minimize possible conflicts of interest in trading for its clients.
Conflicts of interest may also arise regarding proxy voting. Davis Advisors has adopted written proxy voting policies designed to minimize possible conflicts of interest when voting proxies on behalf of its clients.
Disclosure of Portfolio Holdings
Portfolio Holdings Information is Protected. Information about the Fund's portfolio holdings is proprietary information which the Adviser is committed to protecting. Davis Funds have adopted procedures reasonably designed to ensure that portfolio holdings information is not released on a selective basis except to qualified persons rendering services to the Fund which require that those persons receive information concerning the Fund's portfolio holdings. Neither the Fund nor the Adviser receives compensation with respect to the disclosure of portfolio holdings.
Public Disclosure of Portfolio Holdings. Information about the Fund's portfolio holdings which has previously been made public may be freely disclosed. Information about portfolio holdings may become "public" by (1) publication on the Davis Funds' website, (2) quarterly filings with the SEC on Form N-CSR or Form N-Q, or (3) other publication determined by the Adviser's Chief Legal Officer or his designee, in writing stating his rationale, to be public.
Davis Funds generally publish their portfolio holdings on Davis Funds' website (www.davisfunds.com) as of the end of each fiscal quarter with a 60-day lag. Davis Funds' Executive Vice President, or his designee, currently the Fund's Chief Compliance Officer, may authorize publication of portfolio holdings on a more frequent basis.
The Adviser manages other accounts such as separate accounts, private accounts, unregistered products, and portfolios sponsored by companies other than the Adviser. These other accounts may be managed in a similar fashion to certain Davis Funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Funds' portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings and may not be subject to the Funds' portfolio holdings disclosure policies.
Statistical Information. The Fund's portfolio holdings procedures do not prevent the release of aggregate, composite or descriptive information that, in the opinion of the Fund's Chief Compliance Officer or her designee, does not present material risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading that may be detrimental to the Fund. Information excluded from the definition of portfolio holdings information generally includes, without limitation: (1) descriptions of allocations among asset classes, regions, countries or industries/sectors; (2) aggregated data such as average or median ratios, market capitalization, credit quality or duration; (3) performance attributions by industry, sector or country; or (4) aggregated risk statistics.
Release of Non-Public Portfolio Holdings Information. Davis Funds or the Adviser may disclose non-public information about the Fund's portfolio holdings to third parties in a number of situations, including the following: (1) disclosure of specific securities (not a material portion of the entire portfolio) to broker-dealers in connection with the purchase or sale by the Fund of such securities; (2) requests for price quotations on specific securities (not a material portion of the entire portfolio) from broker-dealers for the purpose of enabling the Fund's service providers to calculate the Fund's net asset value; (3) requests for bids on one or more securities; (4) disclosures in connection with litigation involving Fund portfolio securities; (5) disclosure to regulatory authorities; (6) statements to the press by portfolio managers from time to time about the Fund's portfolio and securities held by the Fund which may or may not have been previously disclosed; and (7) attendance by employees of the Adviser at due diligence meetings with existing or potential investors in which specific Fund holdings are discussed and other information which the employee reasonably believes cannot be used in a manner which would be harmful to the Fund. In addition, the Adviser may provide a wide variety of information about the Fund (other than portfolio holdings) to existing and potential investors and intermediaries working on behalf of such investors. Such information may not be available from publicly available information and may consist of statistical and analytical information concerning the Fund's portfolio as a whole and how it has performed, without naming specific portfolio securities held by the Fund.
Davis Funds' portfolio holdings procedures prohibit release of non-public information concerning the Fund's portfolio holdings to individual investors, institutional investors, intermediaries which distribute the Fund's shares and other parties which are not employed by the Adviser or its affiliates. Information about the Fund's portfolio holdings may be reviewed by third parties for legitimate business purposes, but only if: (1) the Adviser's Chief Operating Officer, or his designee, currently the Fund's Chief Compliance Officer, considers the application for review of the Fund's portfolio holdings and, in his or her business judgment, the requesting third party: (i) has a legitimate business purpose for reviewing the portfolio holdings and (ii) does not pose a material risk to the Fund; and (2) the third party enters into an acceptable confidentiality agreement (including a duty not to trade). Davis Funds' Board of Directors is notified of the application for review of the Fund's portfolio holdings by any such third parties at the next scheduled quarterly meeting of the Board of Directors, at which time the Board reviews the application by each such party and considers whether the release of the Fund's portfolio holding information to the third parties is in the best interest of the Fund and its shareholders.
Third Parties Receiving Portfolio Holdings Information. As of October 1, 2014, each of the following third-party service providers have been approved to receive non-public information concerning Davis Funds' portfolio holdings: (1) KPMG LLP (serves as the Fund's independent registered public accounting firm); (2) Linedata (trading software); (3) ITG (Investment Technology Group, provides brokerage and trading reports); (4) Wilshire Associates (provides investment performance attribution reports); (5) State Street Bank and Trust Company (serves as the Fund's custodian bank and securities lending agent); (6) Linda Rubey (provides freelance financial writing and editing services); (7) Greenberg Traurig LLP (counsel for Davis Funds); (8) K&L Gates LLP (counsel for the Adviser); (9) RR Donnelley (Software Development); (10) Thomson Reuters (provide analytical reports to the Directors); (11) Deloitte & Touche (serves as the Adviser's auditor); (12) Global Trading Analytics (provides analytical reports); (13) MSCI/ISS/RiskMetrics Group and ADP/Broadridge Financial Solutions; (14) Electra Information Systems (share reconciliation), and (15) Morningstar Direct (investment performance attribution reports).
Administration. The Fund's Chief Compliance Officer oversees the release of portfolio holdings information, including authorizing the release of portfolio holdings information.
Distribution of Fund Shares
The Distributor. Davis Distributors, LLC ("Distributor"), 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756, is a wholly owned subsidiary of the Adviser and, pursuant to a Distributing Agreement, acts as principal underwriter of the Davis Funds' shares on a continuing basis. By the terms of the Distributing Agreement, the Distributor (or an affiliate) pays for all expenses in connection with the preparation, printing and distribution of advertising and sales literature for use in offering the Davis Funds' shares to the public, including reports to shareholders to the extent they are used as sales literature. The Distributor (or an affiliate) also pays for the preparation and printing of prospectuses other than those forwarded to existing shareholders. The continuance and assignment provisions of the Distributing Agreement are the same as those of the Advisory Agreement.
The Distributor has agreements with securities dealers and other financial institutions for distributing shares of the Funds and/or providing services to shareholders. The Distributor may pay such firms service fees for accounts for which representatives of the dealers are responsible and provide services. The sources for these payments include the distribution fees paid by Class A, B, C, and R shares and the Distributor or Adviser may also use their own resources.
The Distributor received the following amounts in total sales charges (which the Fund does not pay) on the sale of Class A shares:
	For fiscal year ended July 31:
Davis Research Fund	2014	2013	2012
Total sales charges:	$0	$0	$0
Amount reallowed to dealers:	$0	$0	$0
The Distributor received compensation on redemptions and repurchases of shares in the following amounts:
Fiscal year ended July 31, 2014:
Class A shares	$0
The Distributor received the following amounts as reimbursements under the Fund's Distribution plans:
	For fiscal year ended July 31:
	2014	2013	2012
Class A shares	$0	$0	$0
Distribution Plans. Class A shares may use a distribution plan to pay asset-based sales charges or distribution and/or services fees in connection with the distribution of shares, including payments to financial intermediaries for providing distribution assistance. Financial intermediaries that receive these fees may pay some or all of them to their investment professionals. Because these fees are paid out of a Class's assets on an on-going basis, over time these fees will increase the cost of an investment and may cost more than other types of sales and marketing charges. Class A shares are not currently subject to a distribution plan.
The Distribution Plans were approved by the Board of Directors of each Davis Fund in accordance with Rule 12b-1 under the 1940 Act. Rule 12b-1 regulates the manner in which a mutual fund may assume costs of distributing and promoting the sale of its shares. Payments pursuant to a Distribution Plan are included in the operating expenses of the Class.
How Share Classes Affect Payments to Brokers. A financial advisor may receive different compensation for selling one class of shares than for selling another class. It is important to remember that Class B and C contingent deferred sales charges and/or asset-based sales charges have the same purpose as the front-end sales charge on sales of Class A shares: to compensate the Distributor for concessions and expenses it (or an affiliate) pays to dealers and financial institutions for selling shares. Davis Research Fund does not offer Class B or C shares at this time.
Recordkeeping Fees. Certain dealers (and other financial intermediaries) have chosen to maintain omnibus accounts with the Davis Funds. In an "omnibus account," a fund maintains a single account in the name of the dealer and the dealer maintains all of the individual shareholder accounts. Likewise, for many retirement plans, a third-party administrator may open an omnibus account with the Davis Funds and the administrator will then maintain all of the participant accounts. The Adviser, on behalf of Davis Funds, enters into agreements whereby Davis Funds, and sometimes the Adviser in addition, compensate the dealer or administrator for recordkeeping services. This compensation is not treated as a distribution expense.
Class A Shares. Payments under the Class A Distribution Plan may be up to an annual rate of 0.25% of the average daily net asset value of the Class A shares. Such payments are made to reimburse the Distributor for the fees it (or an affiliate) pays to its salespersons and other firms for selling Class A shares, servicing its shareholders and maintaining its shareholder accounts. Normally, servicing fees are paid at an annual rate of 0.25% of the average net asset value of the accounts serviced and maintained on the books of each Davis Fund. In addition, when the Distributor (or an affiliate) pays a commission to a broker-dealer for qualifying purchases of Class A shares at net asset value, the Fund may reimburse the Distributor for this commission. The Fund will not reimburse this commission if the result would be that Class A shares would pay Distribution Plan fees in excess of 0.25% of average net assets. Payments under the Class A Distribution Plan also may be used to reimburse the Distributor for other distribution costs (excluding overhead) not covered in any year by any portion of the sales charges the Distributor retains.
Class B Shares. Davis Research Fund does not offer Class B shares at this time.
Class C Shares. Davis Research Fund does not offer Class C shares at this time.
Additional Information Concerning the Distribution Plans. In addition, to the extent that any investment advisory fees paid by the Davis Funds may be deemed to be indirectly financing any activity that primarily is intended to result in the sale of Fund shares within the meaning of Rule 12b-1, the Distribution Plans authorize the payment of such fees.
The Distribution Plans continue annually so long as they are approved in the manner provided by Rule 12b-1 or unless earlier terminated by vote of the majority of the Independent Directors or a majority of the Fund's outstanding Class of shares. The Distributor is required to furnish quarterly written reports to the Board of Directors detailing the amounts expended under the Distribution Plans. The Distribution Plans may be amended, provided that all such amendments comply with the applicable requirements then in effect under Rule 12b-1. Currently, Rule 12b-1 provides that as long as the Distribution Plans are in effect, the Davis Funds must commit the selection and nomination of candidates for new Independent Directors to the sole discretion of the existing Independent Directors.
Dealer Compensation. Dealers or others may receive different levels of compensation depending on which class of shares they sell. The Distributor may make expense reimbursements for special training of a dealer's registered representatives or personnel of dealers and other firms who provide sales or other services with respect to the Davis Funds and/or their shareholders, or to defray the expenses of meetings, advertising or equipment. Any such amounts may be paid by the Distributor from the fees it receives under the Class A Distribution Plan.
In addition, the Distributor (or an affiliate) may, from time to time, pay additional cash compensation or other promotional incentives to authorized dealers or agents who sell shares of the Davis Funds. In some instances, such cash compensation or other incentives may be offered only to certain dealers or agents who employ registered representatives who have sold or may sell significant amounts of shares of the Davis Funds during a specified period of time. These payments are more fully described in the prospectus.
Fund Supermarkets. The Davis Funds participate in various "Fund Supermarkets" in which a supermarket sponsor (usually a registered broker-dealer) offers many mutual funds to the supermarket sponsor's clients. The Davis Funds pay the supermarket sponsor a negotiated fee for distributing the shares and for continuing services provided to their shareholders. A portion of the supermarket sponsor's fee (that portion related to sales, marketing or distribution of shares) is paid with fees authorized under the Distribution Plans.
A portion of the supermarket sponsor's fee (that portion related to investor services such as new account setup, shareholder accounting, shareholder inquiries, transaction processing, and shareholder confirmations and reporting) is paid as a shareholder servicing fee of each Davis Fund. Each Davis Fund typically would be paying these shareholder servicing fees directly, were it not that the supermarket sponsor holds all customer accounts in a single omnibus account with each Davis Fund. If the supermarket sponsor's fees exceed the sum available from the Distribution Plans and shareholder servicing fees, then the Adviser pays the remainder out of its profits.
Other Important Service Providers
Custodian. State Street Bank and Trust Company ("State Street" or the "Custodian"), One Lincoln Street, Boston, MA 02111, serves as custodian of each Davis Fund's assets. The Custodian maintains all of the instruments representing the Davis Funds' investments and all cash. The Custodian delivers securities against payment on sale and pays for securities against delivery on purchase. The Custodian also remits the Davis Funds' assets in payment of their expenses, pursuant to instructions of officers or resolutions of the Board of Directors. The Custodian also provides certain fund accounting services to the Fund.
Transfer Agent. Boston Financial Data Services, Inc., P.O. Box 8406, Boston, MA 02266-8406, serves as the Fund's transfer agent.
Independent Registered Public Accounting Firm. KPMG LLP ("KPMG"), 1225 17th Street, Suite 800, Denver, CO 80202, serves as the Fund's independent registered public accounting firm. KPMG audits the Fund's financial statements, performs other related audit services, and meets with the Audit Committee of the Board of Directors. KPMG LLP also acts as the independent registered public accounting firm to certain other funds advised by the Adviser. In addition, KPMG prepares the Fund's federal and state income tax returns and related forms. Audit and non-audit services provided by KPMG to the Fund must be pre-approved by the Audit Committee.
Counsel. Greenberg Traurig LLP, 77 W. Wacker Dr., Suite 3100, Chicago, IL 60601, serves as counsel to the Davis Funds and also serves as counsel for the Independent Directors.
Section III: Classes of Shares, Purchases, Exchanges and Redemptions
This Statement of Additional Information should be read in conjunction with the Fund's prospectus. This Statement of Additional Information supplements the information available in the prospectus.
Selecting The Appropriate Class of Shares
Davis Research Fund offers Class A shares. Each of the other Davis Funds offer Class A, B, C, and Y shares. In addition, Davis New York Venture Fund offers Class R shares. Depending on the amount of the purchase and the anticipated length of time of the investment, investors may choose to purchase one Class of shares rather than another. Investors who would rather pay the entire cost of distribution, or sales charge, at the time of investment, rather than spreading such cost over time, might consider Class A shares. Other investors might consider Class B or C shares, in which case 100% of the purchase price is invested immediately. If you have significant Davis Funds holdings you may not be eligible to invest in Class B or C Shares. See "How to Choose a Share Class," in the prospectus for details.
Class A shares
With certain exceptions described below, Class A shares are sold with a front-end sales charge at the time of purchase and are not subject to a sales charge when they are redeemed.
Class B shares
Davis Research Fund does not offer Class B shares at this time.
Class C shares
Davis Research Fund does not offer Class C shares at this time.
Class Y shares
Davis Research Fund does not offer Class Y shares at this time.
Shares issued by Davis Government Money Market Fund
The four classes of Davis Government Money Market Fund shares are available so as to enable investors to facilitate exchanges since, with the exception of exchanges from Class A shares to Class Y shares, shares may be exchanged only for shares of the same class. Davis Government Money Market shares are sold directly without sales charges; however, front-end or deferred sales charges may be imposed, in certain cases, on their exchange into shares of other Davis Funds (see "Exchange of Shares"). Shares of the Davis Government Money Market Fund are offered at net asset value. However, in the case of certain exchanges, the Money Market Fund shares received may be subject to an escrow, pursuant to a Statement of Intention, or a contingent deferred sales load. See "Exchange of Shares."
Class A Shares. Class A shares of the Davis Funds (other than shares of Davis Government Money Market Fund) are sold at their net asset value plus a sales charge. The amounts of the sales charges are shown in the prospectus.
Reduction of Class A Sales Charge. There are a number of ways to reduce the sales charge imposed on the purchase of the Davis Funds' Class A shares, as described below. These reductions are based on the fact that there is less sales effort and expense involved with respect to purchases by affiliated persons and purchases made in large quantities. The examples listed below are descriptive of the types of fact patterns which qualify for a reduction of sales charge. It is not possible to list every potential qualifying transaction. The Distributor uses its discretion to determine whether or not any specific transaction is similar enough to the examples listed below to qualify for a reduction of sales charge. If you claim any reduction of sales charges, you or your dealer must notify the Distributor (or State Street Bank and Trust Company if the investment is mailed to State Street Bank and Trust Company) when the purchase is made. Enough information must be given to verify that you are entitled to such reduction.
(1) Immediate Family or Group Purchases. Certain purchases made by or for more than one person may be considered to constitute a single purchase, including: (i) purchases for immediate family members, ("immediate family members" consist of spouses and children under 21); (ii) purchases by trust or other fiduciary accounts and purchases by Individual Retirement Accounts for employees of a single employer; and (iii) purchases made by an organized group of persons, whether incorporated or not, if the group has a purpose other than buying shares of mutual funds. For further information on group purchase reductions, contact the Adviser or your dealer.
(2) Other Groups. Certain purchases made by or for more than one person may be considered to constitute a single purchase, including: (i) purchases by trust or other fiduciary accounts and purchases by Individual Retirement Accounts for employees of a single employer; and (ii) purchases made by an organized group of persons, whether incorporated or not, if the group has a purpose other than buying shares of mutual funds. For further information on group purchase reductions, contact the Adviser or your dealer.
(3) Statement of Intention. Another way to reduce the sales charge is by signing a Statement of Intention ("Statement"). See Appendix B: "Terms and Conditions of a Statement of Intention." If you enter into a Statement of Intention you (or any "single purchaser") may state that you intend to invest at least $100,000 in the Fund's Class A shares over a 13-month period. The amount you say you intend to invest may include Class A shares that you already own (except purchases into Davis Government Money Market Fund unless the shares were exchanged from another Davis Fund and the shares were previously subject to a sales charge) valued at public offering price, the day prior to the period covered by the Statement. A Statement may be backdated up to 90 days to include purchases made during that period, but the total period covered by the Statement may not exceed 13 months and purchases made prior to the start of the 13-month period will not be re-adjusted to reflect a lower sales charge.
Shares having a value of up to 5% of the amount you state you intend to invest will be held "in escrow" to make sure that any additional sales charges are paid. If any of the Fund's shares are in escrow pursuant to a Statement and such shares are exchanged for shares of another Davis Fund, the escrow will continue with respect to the acquired shares.
No additional sales charge will be payable if you invest the amount you have indicated. Each purchase under a Statement will be made as if you were buying the total amount indicated at one time. For example, if you indicate that you intend to invest $100,000, you will pay a sales charge of 3-1/2% on each purchase.
If during the 13-month period you invest less than the amount you have indicated, you will pay an additional sales charge. For example, if you state that you intend to invest $250,000 and actually invest only $100,000, you will, by retroactive adjustment, pay a sales charge of 3-1/2%. The sales charge you actually pay will be the same as if you had purchased the shares in a single purchase.
A Statement does not bind you to buy, nor does it bind the Adviser or Distributor to sell, the shares covered by the Statement.
(4) Rights of Accumulation (All Davis Funds Combined). Another way to reduce the sales charge is under a right of accumulation. This means that the larger purchase entitled to a lower sales charge does not have to be in dollars invested at one time or in a single Davis Fund. The larger purchases that you (or any "single purchaser") make at any one time can be determined by adding to the amount of a current purchase to the value of any Davis Fund shares (at offering price) already owned by you. Money market fund shares are not counted in determining the total amount of Funds shares you own unless the shares were exchanged from another Davis Fund and the shares were previously subject to a sales charge.
For example, if you own $100,000 worth (at offering price) of shares, including Class A, B and C shares of all Davis Funds except money market fund shares (unless the shares were exchanged from another Davis Fund and the shares were previously subject to a sales charge) and invest $5,000 in additional shares, the sales charge on that $5,000 investment would be 3-1/2%, not 4-3/4%.
Lastly, the right of accumulation also applies to the Class A, B and C shares of the other Davis Funds that you own. Thus, the amount of current purchases of the Fund's Class A shares that you make may be added to the value of the Class A, B and C shares of the other Davis Funds (valued at their current offering price, excluding money market fund shares unless the shares were exchanged from another Davis Fund and the shares were previously subject to a sales charge) already owned by you in determining the applicable sales charge.
In all of the above instances where you wish to assert this right of combining the shares you own of the other Davis Funds, you or your dealer must notify the Distributor (or State Street Bank and Trust Company, if the investment is mailed to State Street Bank and Trust Company) of the pertinent facts. Enough information must be given to permit verification as to whether you are entitled to a reduction in sales charges.
(5) Combining Statement of Intention(s) and/or Rights of Accumulation. A Statement of Intention for the Fund's Class A shares and for the Class A shares of the other Davis Funds may be aggregated. Also, the Fund's Class A shares and the Class A, B and C shares of the other Davis Funds that you already own, valued at the current offering price the day prior to the period covered by your Statement of Intention, may be included in the amount you have stated you intend to invest pursuant to your Statement.
(6) Purchases for Employee Benefit Plans. Trustees or other fiduciary accounts and Individual Retirement Accounts ("IRA") of a single employer are treated as purchases of a single person. Purchases of and ownership by an individual and such individual's spouse under an IRA are combined with their other purchases and ownership.
Class A shares Sales at Net Asset Value. There are situations where the sales charge will not apply to the purchase of Class A shares. A sales charge is not imposed on these transactions either because the purchaser deals directly with the Fund (as in employee purchases), or because a responsible party (such as a financial institution) is providing the necessary services usually provided by a registered representative. Although the investor pays no front-end sales charge, a contingent deferred sales charge of 0.50% may be imposed if the Distributor paid a sales commission to a broker or agent and the shares purchased at net asset value without a sales load are redeemed within the first year after purchase. In addition, if investors effect purchases in Fund shares through a broker or agent, the broker or agent may charge a fee. The situations where the sales charge will not apply is described in the prospectus.
The Fund also may issue Class A shares at net asset value incident to a merger with or acquisition of assets of an investment company. The Fund occasionally may be provided with an opportunity to purchase substantially all the assets of a public or private investment company or to merge another such company into the Fund. This offers the Fund the opportunity to obtain significant assets. No dealer concession is involved. It is industry practice to effect such transactions at net asset value, as it would adversely affect the Fund's ability to do such transactions if the Fund had to impose a sales charge.
Class B Shares. Davis Research Fund does not offer Class B shares at this time. Class B shares are offered at net asset value, without a front-end sales charge. The Distributor receives and usually reallows commissions to firms responsible for the sale of such shares. With certain exceptions described below, the Davis Funds (except for Davis Government Money Market Fund) impose a deferred sales charge of 4% on shares redeemed during the first year after purchase, 3% on shares redeemed during the second or third year after purchase, 2% on shares redeemed during the fourth or fifth year after purchase and 1% on shares redeemed during the sixth year after purchase. Class B shares will be subject to a maximum Rule 12b-1 fee at the annual rate of 1% of the Class' average daily net asset value. The Davis Funds will not accept any purchase of Class B shares in the amount of $50,000 or more per investor.
Class B shares that have been outstanding for seven years will automatically convert to Class A shares without imposition of a front-end sales charge. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. Because the net asset value per share of the Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or less Class A shares than the number of Class B shares converted. Under a private Internal Revenue Service Ruling, such a conversion will not constitute a taxable event under the federal income tax law. In the event that this ceases to be the case, the Board of Directors will consider what action, if any, is appropriate and in the best interests of the Class B shareholders. In addition, certain Class B shares held by certain defined contribution plans automatically convert to Class A shares based on increases of plan assets.
Class B Special Distribution Arrangement. Davis Funds have entered into an agreement with Merrill Lynch to waive the Contingent Deferred Sales Charge ("CDSC") of Class B shares sold to Qualifying Retirement Plans. Under this agreement Class B shares of the Davis Funds are made available to Retirement Plan participants such as 401(k) or 403(b) plans at net asset value with the waiver of the CDSC if:
(i) The Retirement Plan is record-kept on a daily valuation basis by Merrill Lynch and, on the date the Retirement Plan sponsor signs the Merrill Lynch Record Keeping Service Agreement, the Retirement Plan has less than $3 million in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Services Agreement between Merrill Lynch and the Funds' principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments"); or
(ii) The Retirement Plan is record-kept on a daily valuation basis by an independent record keeper whose services are provided through a contract of alliance arrangement with Merrill Lynch, and on the date the Retirement Plan Sponsor signs the Merrill Lynch Record Keeping Service Agreement, the Retirement Plan has less than $3 million in assets, excluding money market funds, invested in Applicable Investments; or
(iii) The Retirement Plan has less than 500 eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the Retirement Plan Sponsor signs the Merrill Lynch Record Keeping Service Agreement.
Retirement Plans record-kept on a daily basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch that are currently investing in Class B shares of the Davis Funds convert to Class A shares once the Retirement Plan has reached $3 million invested in Applicable Investments. The Retirement Plan will receive a Retirement Plan level share conversion.
Class C Shares. Davis Research Fund does not offer Class C shares at this time. Class C shares are offered at net asset value without a sales charge at the time of purchase. Class C shares redeemed within one year of purchase will be subject to a 1% charge on redemption. Class C shares do not have a conversion feature. The Davis Funds will not accept any purchases of Class C shares when Class A shares may be purchased at net asset value.
The Distributor will pay a commission to the firm responsible for the sale of Class C shares. No other fees will be paid by the Distributor during the one-year period following purchase. The Distributor will be reimbursed for the commission paid from 12b-1 fees paid by the Fund during the one-year period. If Class C shares are redeemed within one year of purchase, the 1% redemption charge will be paid to the Distributor. After Class C shares have been outstanding for more than one year, the Distributor will make quarterly payments to the firm responsible for the sale of the shares in amounts equal to 0.75% of the annual average daily net asset value of such shares for sales fees and 0.25% of the annual average daily net asset value of such shares for service and maintenance fees.
Contingent Deferred Sales Charges. Any contingent deferred sales charge ("CDSC") imposed on the redemption of Class A, B or C shares is a percentage of the lesser of: (i) the net asset value of the shares redeemed; or (ii) the original cost of such shares. No CDSC is imposed when you redeem amounts derived from: (a) increases in the value of shares redeemed above the net cost of such shares, or (b) certain shares with respect to which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions. On request for a redemption, shares not subject to the CDSC will be redeemed first. Thereafter, shares held the longest will be redeemed.
The CDSC on Class A, B and C shares that are subject to a CDSC will be waived if the redemption relates to the following: (a) in the event of the total disability of the last surviving shareholder (as evidenced by a determination by the federal Social Security Administration) of the shareholder occurring after the purchase of the shares being redeemed; (b) in the event of the death of the last surviving shareholder; (c) for redemptions made pursuant to an automatic withdrawal plan, if: (i) there are at least four withdrawals a year (except for retirement accounts subject to a required minimum distribution, in which case it may run once a year); and (ii) the aggregate value of the redeemed shares does not exceed 12% of the account's value on an annual basis**; (d) for redemptions from a qualified retirement plan or IRA that constitute a tax-free return of excess contributions to avoid tax penalty; (e) on redemptions of shares sold to directors, officers and employees of any fund for which the Adviser acts as investment adviser, or officers and employees of the Adviser, Sub-Adviser or Distributor, including former directors and officers and extended family members of all of the foregoing and any employee benefit or payroll deduction plan established by or for such persons; and (f) on redemptions pursuant to the right of the Funds to liquidate a shareholder's account if the aggregate net asset value of the shares held in such account falls below an established minimum amount.
** An Automatic Withdrawal Plan may be established as either a percentage or a fixed dollar amount. The shares that may be redeemed without a sales charge are recalculated as a percentage of the current market value of the account as of the date of each withdrawal. If established as a percentage, no sales charge will be incurred regardless of market fluctuations. If established as a fixed dollar amount, a sales charge may be incurred if the market value of the account decreases. If you redeem shares in addition to those redeemed pursuant to the Automatic Withdrawal Plan, a deferred sales charge may be imposed on those shares and on any subsequent redemptions within a 12-month period, regardless of whether such redemptions are pursuant to an Automatic Withdrawal Plan.
Subject to various limitations, shares in different Davis Funds may be exchanged at relative net asset value. If a sales charge is due on Class A shares, and has not been previously paid, then the sales charge will be deducted at the time of the exchange. If any Class of Davis Fund shares being exchanged are subject to a sales charge, Statement of Intention, or other limitation, the limitation will continue to apply to the shares received in the exchange. When an investor exchanges any Class of shares in a Davis Fund for shares in Davis Government Money Market Fund, the holding period for any deferred sales charge does not continue during the time that the investor owns Davis Government Money Market Fund shares. For example, Class B shares are subject to a declining sales charge for six years. Any period that an investor owns shares of Davis Government Money Market Fund will be added to the six-year declining sales charge period.
Class Y Shares. Davis Research Fund does not offer Class Y shares at this time. Class Y shares are sold at net asset value without the imposition of Rule 12b-1 charges. Class Y shares are offered to: (i) trust companies, bank trusts, endowments, pension plans, or foundations ("Institutions") acting on behalf of their own account or one or more clients for which such Institution acts in a fiduciary capacity and investing at least $5,000,000 at any one time; (ii) any state, county, city, department, authority, or similar agency that invests at least $5,000,000 ("Government Entities"); (iii) any investor with an account established under a "wrap account" or other similar fee-based program sponsored and maintained by a registered broker-dealer approved by the Davis Funds' Distributor ("Wrap Program Investors"); (iv) a 401(k) plan, 457 plan, employer sponsored 403(b) plan, profit sharing and money purchase pension plan, defined benefit plan, or non-qualified deferred compensation plan where plan level or omnibus accounts are held on the books of the Fund if at least $500,000 is invested; (v) the Adviser and its affiliates; and (vi) through a registered investment adviser (RIA) who initially invests for clients an aggregate of at least $100,000 in Davis Funds through a fund "supermarket" or other mutual fund trading platform sponsored by a broker-dealer or trust company and which has entered into an agreement with Davis Distributors, LLC.
Wrap Program Investors may purchase Class Y shares through the sponsors of such programs who have entered into agreements with Davis Distributors, LLC. Wrap Program Investors should be aware that both Class A and Y shares are made available by the Davis Funds at net asset value to sponsors of wrap programs. However, Class A shares are subject to additional expenses under the Fund's Rule 12b-1 Plan and sponsors of wrap programs utilizing Class A shares generally are entitled to payments under the Plan. If the Sponsor has selected Class A shares, investors should discuss these charges with their program's sponsor and weigh the benefits of any services to be provided by the sponsor against the higher expenses paid by Class A shareholders.
Conversion from Class A, B, or C shares into Class Y shares
Davis Research Fund does not offer Class B, C, or Y shares at this time. For shareholders who currently hold Class A, B, or C shares, but are authorized under certain circumstances to purchase Class Y shares, those shareholders may convert their eligible existing shares to Class Y shares of the Fund provided that the Class Y shares received in the conversion are held in a fee-based account and their dealer has entered into an agreement with the Distributor. Shares that are subject to a CDSC are not eligible to convert to Class Y shares until the applicable CDSC period has expired. Under current interpretations of applicable federal income tax law by the Internal Revenue Service (the "IRS"), this voluntary conversion to Class Y shares is not treated as a taxable event. If those laws or the IRS interpretation of those laws should change, this conversion feature may be suspended.
Investment Minimums. The Distributor may waive the investment minimums for any and all Classes of shares at its discretion. The Distributor may determine that it is appropriate to waive the investment minimum for participants in certain fee based programs sponsored by financial intermediaries. The Distributor may determine that it is appropriate to treat related investors as a single investment account. Examples may include trust funds of the same bank, separate accounts of the same insurance company, clients whose funds are managed by a single bank, insurance company, investment adviser, broker-dealer, or clients of a financial intermediary that maintains an omnibus account with the Fund.
How To Purchase Shares
Davis Funds and the Distributor reserve the right to reject any purchase order for any reason. Each Davis Fund prospectus provides full directions on how to purchase shares.
Broker-Dealers may remit payment. Your broker-dealer may order and remit payment for the shares on your behalf. The broker-dealer can also order the shares from the Distributor by telephone or wire. Please note that the following rules and provisions apply with respect to purchases of Fund shares through a broker-dealer:
(A)	The Distributor has entered into agreements with broker-dealers to receive on its behalf purchase and redemptions orders;
(B)	Such broker-dealers are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Distributor;
(C)	The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, its broker's authorized designee, receives the order; and
(D)	A Client order will be priced at the Fund's net asset value next computed after they are received by an authorized broker-dealer or the broker-dealer's authorized designee.
Special Services
Each Davis Funds prospectus describes a number of special services offered by the Davis Funds. This Statement of Additional Information supplements that discussion.
Prototype Retirement Plans. The Distributor and certain qualified dealers have available prototype retirement plans (e.g., profit sharing, money purchase, Simplified Employee Pension ("SEP") plans, model 403(b) and 457 plans for charitable, educational and governmental entities) sponsored by the Davis Funds for corporations and self-employed individuals. The Distributor and certain qualified dealers also have prototype Individual Retirement Account ("IRA") plans (deductible IRAs and non-deductible IRAs, including "Roth IRAs"), Education Savings Accounts and SIMPLE IRA plans for both individuals and employers. These plans utilize the shares of the Davis Funds as their investment vehicles. State Street Bank and Trust Company acts as custodian or trustee for certain retirement plans and charges each participant an annual custodial fee of $15 per Social Security Number regardless of the number of plans established. For a detailed explanation of the custodial fees charged to an IRA, please refer to the prospectus.
In-Kind Purchases. Shares of the Davis Funds are continuously offered at their public offering price next determined after an order is accepted. The methods available for purchasing shares of a Fund are described in the Fund's prospectus. In addition, shares of the Davis Funds may be purchased using securities if the Adviser determines that doing so is in the best interest of the applicable Fund and its shareholders. The Adviser must review the securities that are offered in exchange for the "in-kind" purchase to determine that the securities delivered to the Fund: (i) meet the investment objective, strategy and policies of the Fund; (ii) do not cause the violation of any investment restrictions at the time of acceptance; (iii) are readily marketable; (iv) may be accurately and objectively valued on a daily basis; and (v) represent securities that are desirable for the Fund to own given the Fund's investment strategy and the Adviser's view of market conditions. The Adviser reserves the right to reject all or any part of the securities offered in exchange for shares of the Fund. On any such in-kind purchase, the following conditions will apply:
(1)	The securities offered by the investor in exchange for shares of a Fund must not be in any way restricted as to resale or otherwise be illiquid;
(2)
The securities must have a value that is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the NYSE, AMEX or NASDAQ or other appropriate method; and

(3)	The transaction involves a net purchase of $1 million or more in Fund shares.
Davis Funds believe that this ability to purchase shares of a Fund using securities provides a means by which holders of certain securities may obtain diversification and continuous professional management of their investments without the expense of selling those securities in the public market. Benefits to the Fund include the ability to purchase desirable securities without brokerage commissions.
An investor who wishes to make an in-kind purchase must provide the Adviser with a full and exact written description of each security that he or she proposes to deliver to the applicable Davis Fund. The Fund will advise the investor as to those securities that it is prepared to accept and will provide the forms required to be completed and signed by the investor. The investor should then send the securities, in proper form for transfer and with the necessary forms, to the Adviser and certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. The securities will be valued as of the close of business on the day of receipt by the Fund in the same manner as portfolio securities of the Fund are valued. The number of shares of the Fund, having a net asset value as of the close of business on the day of receipt equal to the value of the securities delivered by the investor, will be issued to the investor, less applicable stock transfer taxes, if any.
The exchange of securities by the investor pursuant to this in-kind offer will constitute a taxable transaction and may result in a gain or loss for federal income tax purposes. Each investor should consult his tax adviser to determine the tax consequences under Federal and state law of making such an in-kind purchase. This service may be discontinued at any time without prior notice.
Exchange Of Shares
The prospectus describes exchange procedures. This Statement of Additional Information supplements that discussion.
Market Timing. Davis Funds have not entered into any arrangements, which permit organizations or individuals to "market time" the Funds. Although the Davis Funds will not knowingly permit investors to excessively trade the Funds, shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection, and, there can be no guarantee that all market timing will be prevented, despite the Davis Funds' best efforts. The Funds receive purchase and sales order through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus accounts by intermediaries. Davis Funds reserve the right to terminate or amend the exchange privilege at any time by filing amended registration statements.
Redemption Of Shares
The Fund's prospectus describes redemption procedures. This Statement of Additional Information supplements those discussions.
Certificates. In the past Davis Funds issued share certificates and some are still outstanding. If shares to be redeemed are represented by a certificate, the certificate must be sent by certified mail to State Street Bank and Trust Company with a letter of instruction signed by all account owner(s).
Redemption Proceeds. Redemption proceeds normally are paid to you within seven days after State Street Bank and Trust Company receives your proper redemption request. Payment for redemptions can be suspended under certain emergency conditions determined by the SEC or if the New York Stock Exchange ("NYSE") is closed for reasons other than customary or holiday closings. You may redeem shares on any business day (i.e., any day the NYSE is open for regular session trading). Redemption proceeds may be withheld until a sufficient period of time has passed for State Street Bank and Trust Company to be reasonably sure that all checks or drafts (including certified or cashiers' checks) for shares purchased have cleared, normally not exceeding fifteen calendar days. You can avoid any redemption delay by paying for your shares with a bank or federal funds wire.
Redemptions are ordinarily paid to you in cash. However, the Board of Directors is authorized to decide if conditions exist making cash payments undesirable. If the Board of Directors should decide to make payments other than in cash, redemptions could be paid in securities, valued at the value used in computing a Fund's net asset value. There would be brokerage costs incurred by the shareholder in selling securities received in redemption of fund shares. The Fund must, however, redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's net asset value, whichever is smaller, during any 90-day period for any one shareholder.
Federal Funds Wire. You may be eligible to have your redemption proceeds electronically transferred to a commercial bank account by federal funds wire. There is a $5 charge by State Street Bank and Trust Company for wire service, and receiving banks also may charge for this service. Redemption by federal funds wire is usually credited to your bank account on the next business day after the sale. Alternatively, redemption through Automated Clearing House usually will arrive at your bank two banking days after the sale. To have redemption proceeds sent by federal funds wire to your bank, you must first fill out the "Banking Instruction" section on the account application form and attach a voided check or deposit slip. If the account has already been established, an Account Service Form must be submitted with a medallion guarantee and a copy of a voided check or deposit slip.
Segregation of Davis Government Money Market Fund Shares. In order to secure the payment of any sales charge or CDSC that may be due on shares exchanged into shares of Davis Government Money Market Fund, the number of shares equal in value to the sales charge are segregated and separately maintained in Davis Government Money Market Fund. The purpose of the segregation is to assure that redemptions utilizing the Davis Government Money Market Fund check writing privilege do not deplete the account without payment of any applicable sales charge and therefore no draft will be honored for liquidation of shares in excess of the shares in the Davis Government Money Market Fund account that are free of segregation.
Section IV: General Information
This Statement of Additional Information should be read in conjunction with the Fund's prospectus. This Statement of Additional Information supplements the information available in the prospectus.
Determining The Price Of Shares
The prospectus describes procedures used to determine the price of shares. This Statement of Additional Information supplements that discussion.
Net Asset Value. The price per share for purchases or redemptions of Fund shares made directly through State Street Bank and Trust Company generally is the value next computed after State Street Bank and Trust Company receives the purchase order or redemption request in good order. In order for your purchase order or redemption request to be effective on the day you place your order with your broker-dealer or other financial institution, such broker-dealer or financial institution must: (i) receive your order before 4 p.m. Eastern time; and (ii) promptly transmit the order to State Street Bank and Trust Company. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders or redemption requests to State Street Bank and Trust Company so that you may receive the same day's net asset value. Note that in the case of redemptions and repurchases of Fund shares owned by corporations, trusts or estates, or of shares represented by outstanding certificates (in the past Davis Funds issued share certificates), State Street Bank and Trust Company may require additional documents to effect the redemption and the applicable price will be determined as of the next computation following the receipt of the required documentation or outstanding certificates. See "Redemption of Shares."
Davis Funds do not price their shares or accept orders for purchases or redemptions on days when the NYSE is closed.
Certain brokers and certain designated intermediaries on their behalf may accept purchase and redemption orders. The Distributor will be deemed to have received such an order when the broker or the designee has accepted the order. Customer orders are priced at the net asset value next computed after such acceptance. Such order may be transmitted to the Fund or its agents several hours after the time of the acceptance and pricing.
Valuation of Portfolio Securities. The valuation of each Fund's portfolio securities is described in the Fund's prospectus and annual report.
Dividends And Distributions
The Fund's prospectus describes the Fund's dividend and distribution policies. This Statement of Additional Information supplements that discussion.
There are two sources of income, net income and realized capital gains, paid to you by the Fund. You will receive confirmation statements for dividends declared and Fund shares purchased through reinvestment of dividends. You also will receive confirmations after each purchase or redemption. Different classes of Fund shares may be expected to have different expense ratios due to differing distribution services fees and certain other expenses. Classes with higher expense ratios will pay correspondingly lower dividends than classes with lower expense ratios. For tax purposes, information concerning Fund distributions will be mailed annually to shareholders. Shareholders have the option of receiving all Fund dividends and distributions in cash, of having all dividends and distributions reinvested, or of having income dividends paid in cash and capital gain distributions reinvested. Reinvestment of all dividends and distributions is automatic for accounts utilizing the Automatic Withdrawal Plan. The reinvestment of dividends and distributions is made at net asset value (without any initial or contingent deferred sales charge) on the payment date.
Returned Check Policy. For the protection of Fund shareholders, on receipt of the second dividend check that has been returned to State Street Bank and Trust Company as undeliverable, undelivered dividends will be invested in additional Fund shares at the current net asset value and the account designated as a dividend reinvestment account.
Dividends and Distributions Usually Paid Annually. Income dividends and distributions from net realized capital gains, if any, are usually distributed annually.
Dividends and Distributions May Change. Usually dividends and capital gains distributions are paid as discussed above. However, the Board of Directors reserves the right to suspend payments or to make additional payments.
Federal Income Taxes
The Fund's prospectus provides a general discussion of federal income taxes. This Statement of Additional Information supplements that discussion. This discussion is not intended to be a full discussion of all the aspects of the federal income tax law and its effects on the Funds and their shareholders. Shareholders may be subject to state and local taxes on distributions. Each investor should consult his or her own tax adviser regarding the effect of federal, state and local taxes on any investment in Davis Funds.
Each of the Davis Funds intends to continue to qualify as a regulated investment company under the Internal Revenue Code and, if so qualified, will not be liable for federal income tax to the extent its earnings are distributed. If a Fund does not qualify as a regulated investment company, it will be subject to corporate tax on its net investment income and net capital gains at the corporate tax rates. If a Fund does not distribute all of its net investment income or net capital gains, it will be subject to tax on the amount that is not distributed.
If, for any calendar year, the distribution of earnings required under the Internal Revenue Code exceeds the amount distributed, an excise tax, equal to 4% of the excess, will be imposed on the applicable Fund. Each Davis Fund intends to make distributions during each calendar year sufficient to prevent imposition of the excise tax.
From time to time the Fund may be entitled to a tax loss carry-forward. Such carry-forward would be disclosed in the most current version of the Fund's Annual Report. The Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of the Fund's pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before preenactment capital loss carryforwards.
If it invests in foreign securities, the Fund may be subject to the withholding of foreign taxes on dividends or interest it receives on foreign securities. Foreign taxes withheld will be treated as an expense of the Fund unless the Fund meets the qualifications and makes the election to enable it to pass these taxes through to shareholders for use by them as a foreign tax credit or deduction. Tax conventions and treaties between certain countries and the United States may reduce or eliminate such taxes.
Distributions of net investment income and net realized short-term capital gains will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains will be taxable to shareholders as long-term capital gain regardless of how long the shares have been held. Distributions will be treated the same for tax purposes whether received in cash or in additional shares. Dividends declared in the last calendar month to shareholders of record in such month and paid by the end of the following January are treated as received by the shareholder in the year in which they are declared. A gain or loss for tax purposes may be realized on the redemption of shares. If the shareholder realizes a loss on the sale or exchange of any shares held for six months or less and if the shareholder received a capital gain distribution during that period, then the loss is treated as a long-term capital loss to the extent of such distribution.
We recommend that you consult with a tax advisor about dividends and capital gains that may be received from the Davis Funds.
Procedures and Shareholder Rights are Described by Current Prospectus and Other Disclosure Documents
Among other disclosures, the Fund's most current prospectus, Statement of Additional Information, Annual and Semi-Annual Reports, and other documents describe (a) the procedures which the Fund follows when interacting with shareholders; and (b) shareholders' rights. The Fund's procedures and shareholders' rights may change from time to time to reflect changing laws, rules, and operations. The Fund's prospectus and other disclosure documents will be amended from time to time to reflect these changes.
Performance Data
From time to time, the Fund may advertise information regarding its performance. Such information will be calculated separately for each class of shares. These performance figures are based on historical results and are not intended to indicate future performance.
Average Annual Total Returns
Average Annual Total Return Before Taxes.
The Funds may advertise their investment performance without reflecting the potential effects of income taxes.
"Average Annual Total Return Before Taxes" represents the average annual compounded rate of return for the periods presented. Periods of less than one year are not annualized. Average annual total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the Fund's portfolio. Average annual total return is calculated separately for each class in accordance with the standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated which would equate the initial amount invested to the ending redeemable value, according to the following formula:
P(1+T)n = ERV
Where:	P =hypothetical initial payment of $1,000
T =	average annual total return
n =	number of years
ERV =	ending redeemable value at the end of the 1-, 5- and 10-year periods of a hypothetical $1,000 payment made at the beginning of such period
This calculation: (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates; and (ii) deducts: (a) the maximum front-end or applicable contingent deferred sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory fees, charged as expenses to all shareholder accounts.
Average Annual Total Return After Taxes on Distributions.
The Fund may advertise its investment performance for Class A and/or Y shares on an after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund offers Class A, B, C, and Y shares. If returns are negative, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes as the resulting capital losses from the sale of Fund shares would be available to offset capital gains from other investments.
"Average Annual Total Return After Taxes on Distributions" adjusts the before taxes quotation for the effects of paying the highest individual marginal federal income tax rate on distributions paid by the Fund. Average annual total return after-taxes on distributions is calculated separately for each class in accordance with the standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:
P(1+T)n = ATVD
Where:	P =hypothetical initial payment of $1,000
T =	average annual total return (after taxes on distributions)
n =	number of years
ATVD =	ending redeemable value, after taxes on fund distributions but not after taxes on sale of fund shares, at the end of the 1, 5, and 10 year periods of a hypothetical $1,000 payment made at the beginning of such period
Average Annual Total Return After-Taxes on Distributions and Sale of Fund Shares.
The Fund may advertise its investment performance for Class A and/or Y shares after taxes on distribution and sale of Fund shares.
"Average Annual Total Return After-Taxes on Distributions and Sale of Fund Shares" adjusts the after-taxes quotation for the effects of paying the highest individual marginal federal income tax rate on the sale of Fund shares. Average annual total return after-taxes on distributions and sale of Fund shares is calculated separately for each class in accordance with the standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:
P(1+T)n = ATVDR
Where:	P =hypothetical initial payment of $1,000
T =	average annual total return (after taxes on distributions and sale of Fund shares)
n =	number of years
ATVDR = ending redeemable value, after taxes on Fund distributions and sale of Fund shares, at the end of the period of a hypothetical $1,000 payment made at the beginning of such period
Average Annual Total Returns (with and without the effects of Sales Charges).
The Fund may advertise its investment performance for Class A and B shares without reflecting the effects of sales charges.
"Average Annual Total Return (with maximum sales charges)" is calculated in the same manner as "Average Annual Total Return Before Taxes."
"Average Annual Total Return (without any sales charges)" adjusts the average annual total return (with maximum sales charges) quotation by removing the effects of paying a sales charge. The Fund may compare its investment performance against that of a relevant benchmark index. Index performance calculation does not include a sales charge. To facilitate comparisons between an index and the Fund, the Fund may quote its average annual total return before taxes, without a sales charge.
Other Performance Measures. "Cumulative Total Return" is a measure of a Fund's performance encompassing all elements of return. Total return reflects the change in share price over a given period and assumes all distributions are taken in additional Fund shares. Total return is determined by assuming a hypothetical investment at the beginning of the period, deducting a maximum front-end or applicable contingent deferred sales charge, adding in the reinvestment of all income dividends and capital gains, calculating the ending value of the investment at the net asset value as of the end of the specified time period and subtracting the amount of the original investment, and by dividing by the original investment. This calculated amount is then expressed as a percentage by multiplying by 100. Periods of less than one year are not annualized.
"30-Day SEC Yield" is computed in accordance with a standardized method prescribed by the rules of the SEC and is calculated separately for each class. 30-Day SEC Yield is a measure of the net investment income per share (as defined) earned over a specified 30-day period expressed as a percentage of the maximum offering price of the Funds' shares at the end of the period. Such yield figure was determined by dividing the net investment income per share on the last day of the period, according to the following formula:
30-Day SEC Yield = 2 [(a – b + 1) 6 – 1] cd

Where:                                        a =            dividends and interest earned during the period.
b =            expenses accrued for the period.
c =	the average daily number of shares outstanding during the period that were entitled to receive dividends.
d =            the maximum offering price per share on the last day of the period.
A Fund's 30-Day SEC Yield fluctuates depending on prevailing interest rates, quality, maturities, types of instruments held and operating expenses. Thus, any yield quotation should not be considered representative of future results. If a broker-dealer charges investors for services related to the purchase or redemption of Fund shares, the yield effectively will be reduced.
Current and Effective Yields. The current and effective yields for Davis Government Money Market Fund's Class A shares for the seven-day period are calculated in accordance with the following formulas:
Current Yield = [(C-D) – BV] x (365/7)
Effective Yield = [ [ [ (C-D) – BV] + 1]365/7] – 1
C = Net change (excluding capital change in value of hypothetical account with balance of one share at beginning of seven-day period).
D = Deductions charged to hypothetical account.
BV = Value of hypothetical account at beginning of seven-day period for which yield is quoted.
Davis Government Money Market Fund's Current and Effective Yields will fluctuate depending on prevailing interest rates, quality, maturities, types of instruments held, and operating expenses. Thus, any yield quotation should not be considered representative of future results. If a broker-dealer charges investors for services related to the purchase or redemption of Fund shares, the yield effectively will be reduced.
Performance Rankings
Lipper Rankings. From time to time, the Funds may publish the ranking of the performance of its classes of shares by Lipper Analytical Services, Inc. Lipper is a widely recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Funds, and ranks their performance for various periods in categories based on investment style. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the Funds in particular categories.
Morningstar Ratings and Rankings. From time to time, the Funds may publish the ranking and/or star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates and ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds.
Performance Rankings and Comparisons by Other Entities and Publications. From time to time, the Funds may include in their advertisements and sales literature performance information about the Funds cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Funds' classes of shares may be compared in publications to the performance of various market indices or other investments and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.
Investors also may wish to compare the returns on each Davis Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts and other forms of fixed- or variable-time deposits and various other instruments such as Treasury bills. However, none of the Davis Funds' returns or share prices are guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depositary obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. Government.
From time to time, the Fund may publish rankings or ratings of the Adviser or Funds transfer agent and of the investor services provided by them to shareholders of the Davis Funds. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based on the opinions of the rating or ranking service itself, using its research or judgment, or based on surveys of investors, brokers, shareholders or others.
Other Performance Statistics
In reports or other communications to shareholders and in advertising material, the performance of the Fund may be compared to recognized unmanaged indices or averages of the performance of similar securities. Also, the performance of the Fund may be compared to that of other funds of comparable size and objectives as listed in the rankings prepared by Lipper, Morningstar or similar independent mutual fund rating services, and the Fund may use evaluations published by nationally recognized independent ranking services and publications. Any given performance comparison should not be considered representative of the Fund's performance for any future period.
In advertising and sales literature the Fund may publish various statistics relating to its investment portfolio such as the average price to book and price to earnings ratios, beta, alpha, R-squared, standard deviation, etc., of the Fund's portfolio holdings.
The performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available and to averages, performance rankings or other information prepared by recognized mutual fund statistical services.
The Fund's Annual Report and Semi-Annual Report contain additional performance information and are available on request and without charge by calling Davis Funds toll-free at 1-800-279-0279, Monday through Friday, 9 a.m. to 6 p.m. Eastern time.

Statement of Additional Information ∙ Davis Research Fund Fund

Appendix A:
 Quality Ratings of Debt Securities
Moody's Corporate Bond Ratings
Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are unlikely to impair the fundamentally strong position of such issues.
Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than Aaa securities.
A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium-grade-obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.
Baa - Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba - Bonds that are rated Ba are judged to have speculative elements as their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any longer period of time may be small.
Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.
Ca - Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C - Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Standard & Poor's Corporate Bond Ratings
AAA - Debt rated AAA has the highest rating assigned by Standard and Poor's. Capacity to pay interest and repay principal is extremely strong.
AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.
CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent on favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B– rating.
CC - The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.
C - The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC– debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.
CI - The rating CI is reserved for income bonds on which no interest is being paid.
D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used on the filing of a bankruptcy petition if debt service payments are jeopardized.
Moody's Commercial Paper Ratings
Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1 (superior capacity), Prime-2 (strong capacity) and Prime-3 (acceptable capacity). In assigning ratings to an issuer that represents that its commercial paper obligations are supported by the credit of another entity or entities, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.
Standard & Poor's Corporate Bond Ratings
The S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded in four categories, ranging from A for the highest quality to D for the lowest. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Within the A category, the numbers 1, 2 and 3 indicate relative degrees of safety. The addition of a plus sign to the category A-1 denotes that the issue is determined to possess overwhelming safety characteristics.

Statement of Additional Information ∙ Davis Research Fund Fund

Appendix B:
 Terms and Conditions for a Statement of Intention
(Class A Shares only)

Terms Of Escrow:

1.Out of my initial purchase (or subsequent purchases if necessary) 5% of the dollar amount specified in this Statement will be held in escrow by State Street Bank and Trust Company in the form of shares (computed to the nearest full share at the public offering price applicable to the initial purchase hereunder) registered in my name. For example, if the minimum amount specified under this statement is $100,000 and the public offering price applicable to transactions of $100,000 is $10 a share, 500 shares (with a value of $5,000) would be held in escrow.

2.    In the event I should exchange some or all of my shares to those of another mutual fund for which Davis Distributors, LLC, acts as distributor, according to the terms of this prospectus, I hereby authorize State Street Bank and Trust Company to escrow the applicable number of shares of the new fund, until such time as this Statement is complete.

3.    If my total purchases are at least equal to the intended purchases, the shares in escrow will be delivered to me or to my order.

4.    If my total purchases are less than the intended purchases I will permit Davis Distributors, LLC, my dealer, or State Street Bank and Trust Company to redeem the difference in the dollar amount of the sales charge that would have originally been paid by me, from the escrowed shares.

5.    I hereby irrevocably constitute and appoint State Street Bank and Trust Company my attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

6.    Shares remaining after the redemption referred to in Paragraph No. 4 will be credited to my account.

7.    The duties of State Street Bank and Trust Company are only such as are herein provided being purely ministerial in nature, and it shall incur no liability whatever except for willful misconduct or gross negligence so long as it has acted in good faith. It shall be under no responsibility other than faithfully to follow the instructions herein. It may consult with legal counsel and shall be fully protected in any action taken in good faith in accordance with advice from such counsel. It shall not be required to defend any legal proceedings that may be instituted against it in respect of the subject matter of this Agreement unless requested to do so and indemnified to its satisfaction against the cost and expense of such defense.

Statement of Additional Information ∙ Davis Research Fund Fund

Appendix C:
Summary of The Adviser's
Proxy Voting policies and Procedures
August 2008
Davis Selected Advisers, L.P. ("The Adviser") votes on behalf of its clients in matters of corporate governance through the proxy voting process. The Adviser takes its ownership responsibilities very seriously and believes the right to vote proxies for its clients' holdings is a significant asset of the clients. The Adviser exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients' investments.
The Adviser votes proxies with a focus on the investment implications of each issue. For each proxy vote, The Adviser takes into consideration its duty to clients and all other relevant facts known to The Adviser at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis.
The Adviser has adopted written Proxy Voting Policies and Procedures and established a Proxy Oversight Group to oversee voting policies and deal with potential conflicts of interest. In evaluating issues, the Proxy Oversight Group may consider information from many sources, including the Portfolio Managers for each client account, management of a company presenting a proposal, shareholder groups, and independent proxy research services.
Clients may obtain a copy of The Adviser's Proxy Voting Policies and Procedures, and/or a copy of how their own proxies were voted, by writing to:
Davis Selected Advisers, L.P.
Attn: Chief Compliance Officer
2949 East Elvira Road, Suite 101
Tucson, Arizona, 85756
Guiding Principles
Creating Value for Existing Shareholders. The most important factors that we consider in evaluating proxy issues are: (i) the company's or management's long-term track record of creating value for shareholders. In general, we will consider the recommendations of a management with a good record of creating value for shareholders as more credible than the recommendations of managements with a poor record; (ii) whether, in our estimation, the current proposal being considered will significantly enhance or detract from long-term value for existing shareholders; and (iii) whether a poor record of long term performance resulted from poor management or from factors outside of managements control.
Other factors which we consider may include:
(a) Shareholder Oriented Management. One of the factors that The Adviser considers in selecting stocks for investment is the presence of shareholder-oriented management. In general, such managements will have a large ownership stake in the company. They will also have a record of taking actions and supporting policies designed to increase the value of the company's shares and thereby enhance shareholder wealth. The Adviser's research analysts are active in meeting with top management of portfolio companies and in discussing their views on policies or actions which could enhance shareholder value. Whether management shows evidence of responding to reasonable shareholder suggestions, and otherwise improving general corporate governance, is a factor which may be taken into consideration in proxy voting.
(b) Allow responsible management teams to run the business. Because we try generally to invest with "owner oriented" managements (see above), we vote with the recommendation of management on most routine matters, unless circumstances such as long standing poor performance or a change from our initial assessment indicate otherwise. Examples include the election of directors and ratification of auditors. The Adviser supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, The Adviser opposes proposals that limit management's ability to do this. The Adviser will generally vote with management on shareholder social and environmental proposals on the basis that their impact on share value is difficult to judge and is therefore best done by management.
(c) Preserve and expand the power of shareholders in areas of corporate governance. Equity shareholders are owners of the business, and company boards and management teams are ultimately accountable to them. The Adviser supports policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. Examples include: annual election of all board members and incentive plans that are contingent on delivering value to shareholders. The Adviser generally opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, excessive option plans, and repricing of options.
(d) Support compensation policies that reward management teams appropriately for performance. We believe that well thought out incentives are critical to driving long-term shareholder value creation. Management incentives ought to be aligned with the goals of long-term owners. In our view, the basic problem of skyrocketing executive compensation is not high pay for high performance, but high pay for mediocrity or worse. In situations where we feel that the compensation practices at companies we own are not acceptable, we will exercise our discretion to vote against compensation committee members and specific compensation proposals.
The Adviser exercises its professional judgment in applying these principles to specific proxy votes. The Adviser's Proxy Procedures and Policies provide additional explanation of the analysis which The Adviser may conduct when applying these guiding principles to specific proxy votes.
Conflicts of Interest
A potential conflict of interest arises when The Adviser has business interests that may not be consistent with the best interests of its client. The Adviser's Proxy Oversight Group is charged with resolving material potential conflicts of interest which it becomes aware of. It is charged with resolving conflicts in a manner that is consistent with the best interests of clients. There are many acceptable methods of resolving potential conflicts, and the Proxy Oversight Group exercises its judgment and discretion to determine an appropriate means of resolving a potential conflict in any given situation:
(1)	Votes consistent with the "General Proxy Voting Policies," are presumed to be consistent with the best interests of clients;
(2)	The Adviser may disclose the conflict to the client and obtain the client's consent prior to voting the proxy;
(3)	The Adviser may obtain guidance from an independent third party;
(4)	The potential conflict may be immaterial; or
(5)	Other reasonable means of resolving potential conflicts of interest which effectively insulate the decision on how to vote client proxies from the conflict.
Statement of Additional Information ∙ Davis Research Fund Fund

FORM N-1A

DAVIS NEW YORK VENTURE FUND, INC.

POST-EFFECTIVE AMENDMENT NO. 111 UNDER THE SECURITIES ACT OF 1933
REGISTRATION STATEMENT No. 2-29858

AND

POST-EFFECTIVE AMENDMENT NO. 86 UNDER THE INVESTMENT COMPANY ACT OF 1940
REGISTRATION NO. 811-1701

PART C

OTHER INFORMATION

Item 28.                              Exhibits:

(a)(1)	Articles of Incorporation. Amended and Restated Articles of Incorporation of Davis New York Venture Fund, Inc., incorporated by reference to Exhibit (1) of Registrant's registration statement 2-29858, filed on Edgar April 4, 1996.
(a)(2)  Articles of Amendment of Articles of Incorporation, limiting liability of directors and officers, effective October 20, 1988, incorporated by reference to Exhibit 23(a)(2) of Registrant's registration statement 2-29858, filed on Edgar October 2, 2000.
(a)(3)  Articles of Amendment, regarding stock classification, net asset value calculation and shareholder voting, dated August 29, 1994, incorporated by reference to Exhibit 23(a)(3) of Registrant's registration statement 2-29858, filed on Edgar October 2, 2000.
(a)(4)  Articles of Amendment, changing name from New York Venture Fund, Inc., to Davis New York Venture Fund, Inc., effective October 1, 1995, incorporated by reference to Exhibit 23(a)(4) of Registrant's registration statement 2-29858, filed on Edgar October 2, 2000.
(a)(5)	Articles Supplementary to Articles of Incorporation, designating Davis Research Fund. Incorporated by reference to Exhibit 23(a)(6) of Registrant's registration statement 2-29858, filed on Edgar September 21, 2001.
(a)(6)	Articles Supplementary to Articles of Incorporation, designating the Davis New York Venture Fund Class R shares. Incorporated by reference to Exhibit 23(a)(6) of Registrant's registration statement 2-29858, filed on Edgar May 22, 2003.
(a)(7)	Articles Supplementary to Articles of Incorporation, designating Davis Global Fund. Incorporated by reference to Exhibit 23(a)(7) of Registrant's registration statement 2-29858, filed on Edgar September 20, 2004.
(a)(8)	Articles Supplementary to Articles of Incorporation, designating the Davis New York Venture Fund, Inc. Class Y shares. Incorporated by reference to Exhibit 23(a)(8) of Registrant's registration statement 2-29858, filed on Edgar November 30, 2005.
(a)(9)	Articles Supplementary to Articles of Incorporation, increasing authorized shares and designating Davis International Fund. Incorporated by reference to Exhibit 23(a)(9) of Registrant's registration statement 2-29858, filed on Edgar September 28, 2006.
(a)(10)	Articles Supplementary to Articles of Incorporation, re-designating authorized shares. Incorporated by reference to Exhibit 23(a)(10) of Registrant's registration statement 2-29858, filed on Edgar February 21, 2008.
(a)(11)	Articles Supplementary to Articles of Incorporation, increasing Class Y shares. Incorporated by reference to Exhibit 23(a)(11) of Registrant's registration statement 2-29858, filed on Edgar March 2, 2009.
(b)	By-laws. Amended and Restated Bylaws (as of March 2010). Incorporated by reference to Exhibit 23(b)of Registrant's registration statement 2-29858, filed on Edgar September 15, 2010.
(c)  Instruments Defining Rights of Security Holders. Not applicable.
(d)(1)  Investment Advisory Contracts. Investment Advisory Agreement with Davis Selected Advisers, L.P., dated January 1, 2001, incorporated by reference to Exhibit 23(d)(1) of Registrant's registration statement 2-29858, filed on Edgar November 30, 2000.
(d)(2)  Sub-Advisory Agreement between Davis Selected Advisers, L.P., and Davis Selected Advisers – NY, Inc., dated January 1, 2001, incorporated by reference to Exhibit 23(d)(2) of Registrant's registration statement 2-29858, filed on Edgar November 30, 2000.
(d)(3)  Amendment to Investment Advisory Agreement dated June 12, 2001 adding Davis Research Fund, incorporated by reference to Exhibit 23(d)(3) of Registrant's registration statement 2-29858, filed on Edgar August 6, 2001.
(d)(4)  Amendment to Investment Advisory Agreement dated September 14, 2004 (i) adding additional breakpoints to Davis New York Venture Fund and (ii) adding Davis Global Fund. Incorporated by reference to Exhibit 23(d)(4) of Registrant's registration statement 2-29858, filed on Edgar September 20, 2004.
(d)(5)  Amendment to Investment Advisory Agreement dated April 1, 2006 adding an additional breakpoint to Davis New York Venture Fund. Incorporated by reference to Exhibit 23(d)(5) of Registrant's registration statement 2-29858, filed on Edgar September 28, 2006.
(d)(6)  Amendment to Investment Advisory Agreement dated December 1, 2006 adding Davis International Fund. Incorporated by reference to Exhibit 23(d)(6) of Registrant's registration statement 2-29858, filed on Edgar September 28, 2006.
(d)(7)  Amendment to Investment Advisory Agreement dated April 1, 2007 adding two additional breakpoints to Davis New York Venture Fund. Incorporated by reference to Exhibit 23(d)(7) of Registrant's registration statement 2-29858, filed on Edgar November 30, 2007.
(d)(8)  Amendment to Investment Advisory Agreement dated April 1, 2008 adding two additional breakpoints to Davis New York Venture Fund. Incorporated by reference to Exhibit 23(d)(8) of Registrant's registration statement 2-29858, filed on Edgar November 28, 2008.
(d)(9)  Amendment to Investment Advisory Agreement dated July 1, 2009 reducing advisory fees. Incorporated by reference to Exhibit 23(d)(9) of Registrant's registration statement 2-29858, filed on Edgar October 9, 2009.
(e)(1)  Underwriting Contracts. Distributing Agreement dated January 1, 2001 appointing Davis Distributors, LLC as the Registrant's principal underwriter. Incorporated by reference to Exhibit 23(e)(1) of Registrant's registration statement 2-29858, filed on Edgar September 21, 2001.
(e)(2)  Form of Dealer Agreement between principal underwriter and distributing broker-dealers, incorporated by reference to Exhibit 23(e)(3) of Registrant's registration statement 2-29858, filed on Edgar October 2, 2000.
(f)  Bonus or Profit Sharing Contracts. Not applicable.
(g)(1)  Custodian Agreements. Custodian Contract, dated September 5, 2000, incorporated by reference to Exhibit 23(g)(1) of Registrant's registration statement 2-29858, filed on Edgar October 2, 2000.
(h)(1)  Other Material Contracts. Transfer Agency and Service Agreement, dated March 10, 1998, incorporated by reference to Exhibit 23(h)(1) of Registrant's registration statement 2-29858, filed on Edgar October 2, 2000.
(h)(2)  Agreement to Waive Fees and Reimburse Expenses for Davis Research Fund, incorporated by reference to Exhibit 23(h)(3) to Registrant's Post-Effective Amendment filed on Edgar October 23, 2001.
(h)(3)  Agreement to Waive Fees and Reimburse Expenses for Davis Global Fund, Class A, B, C and Y shares. Incorporated by reference to Exhibit 23(h)(3) of Registrant's registration statement 2-29858, filed on Edgar September 28, 2006.
(h)(4)  Agreement to Waive Fees and Reimburse Expenses for Davis International Fund, Class A, B, and C shares. Incorporated by reference to Exhibit 23(h)(4) of Registrant's registration statement 2-29858, filed on Edgar September 28, 2006.
(h)(5)  Agreement to Waive Fees and Reimburse Expenses for Davis International Fund, Class A, B, C, and Y shares. Incorporated by reference to Exhibit 23(h)(5) of Registrant's registration statement 2-29858, filed on Edgar December 21, 2009.
(i) *  Legal Opinion. Opinion and Consent of Counsel, Greenberg Traurig LLP.
(j)*  Other Opinions. Consent of Independent Accountants, KPMG LLP.
(k)  Omitted Financial Statements. Incorporated from the most recent annual report filed on Edgar.
(l)  Initial Capital Agreements. Not applicable.
(m)(1)  Rule 12b-1 Plan. Distribution Plans for Class A, B, and C shares, as amended December 5, 2000, incorporated by reference to Exhibit 23(m) of Registrant's registration statement 2-29858, filed on Edgar September 19, 2002.
(m)(2)  Rule 12b-1 Plan. Distribution Plan for Class R shares. Incorporated by reference to Exhibit 23(m)(2) of Registrant's registration statement 2-29858, filed on Edgar August 19, 2003.
(n)  Rule 18f-3 Plan. Plan pursuant to Rule 18f-3, as amended June 10, 2003 to add Class R shares. Incorporated by reference to Exhibit 23(m)(2) of Registrant's registration statement 2-29858, filed on Edgar May 22, 2003.
(o)  Reserved.
(p)  Code of Ethics. Code of Ethics as amended August 1, 2009. Incorporated by reference to Exhibit 23(o) of Registrant's registration statement 2-29858, filed on Edgar February 26, 2010.
(q)(1)  Other Exhibits. Power of Attorney for all Davis Funds Directors and signing officers dated December 10, 2013 appointing Arthur Don and Ryan Charles as attorneys-in-fact, incorporated by reference to Exhibit 28(q)(1) of Registrant's registration statement 2-29858, filed on Edgar February 25, 2014.
(q)(2)  Other Exhibits. Agreement Respecting Names, changing name from New York Venture Fund, Inc., to Davis New York Venture Fund, Inc., dated October 1, 1995, incorporated by reference to Exhibit 23(d)(2) of Registrant's registration statement 2-29858, filed on Edgar October 2, 2000.
* filed herein
Item 29.                              Persons Controlled by or Under Common Control With Registrant
Information pertaining to persons controlled by or under common control with Registrant is incorporated by reference from the Statement of Additional Information contained in Part B of this Registration Statement.
Item 30.                              Indemnification
Registrant's Articles of Incorporation indemnifies its directors, officers and employees to the full extent permitted by Section 2-418 of the Maryland General Corporation Law, subject only to the provisions of the Investment Company Act of 1940. The indemnification provisions of the Maryland General Corporation Law (the "Law") permit, among other things, corporations to indemnify directors and officers unless it is proved that the individual (1) acted in bad faith or with active and deliberate dishonesty, (2) actually received an improper personal benefit in money, property or services, or (3) in the case of a criminal proceeding, had reasonable cause to believe that his act or omission was unlawful. The Law was also amended to permit corporations to indemnify directors and officers for amounts paid in settlement of stockholders' derivative suits.
In addition, the Registrant's directors and officers are covered under a policy to indemnify them for loss (subject to certain deductibles) including costs of defense incurred by reason of alleged errors or omissions, neglect or breach of duty. The policy has a number of exclusions including alleged acts, errors, or omissions which are finally adjudicated or established to be deliberate, dishonest, malicious or fraudulent or to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties in respect to any registered investment company. This coverage is incidental to a general policy carried by the Registrant's adviser.
In addition to the foregoing indemnification, Registrant's Articles of Incorporation exculpate directors and officers with respect to monetary damages except to the extent that an individual actually received an improper benefit in money property or services or to the extent that a final adjudication finds that the individual acted with active and deliberate dishonesty.
Item 31.                              Business and Other Connections of Investment Adviser
Davis Selected Advisers, L.P. ("DSA") and affiliated companies comprise a financial services organization whose business consists primarily of providing investment management services as the investment adviser and manager for investment companies registered under the Investment Company Act of 1940, unregistered domestic and off-shore investment companies, and as an investment adviser to institutional and individual accounts. DSA also serves as sub-adviser to other investment companies. Affiliated companies include:
Davis Investments, LLC: the sole general partner of DSA. Controlled by its sole member, Christopher C. Davis.
Venture Advisers, Inc.: is a corporation whose primary purpose is to hold limited partner units in DSA.
Davis Selected Advisers – NY, Inc.: a wholly-owned subsidiary of DSA, is a federally registered investment adviser which serves as sub-adviser for may of DSA's advisory clients.
Davis Distributors LLC: a wholly owned subsidiary of DSA, is a registered broker-dealer which serves as primary underwriter of the Davis Funds and Selected Funds.
Other business of a substantial nature that directors or officers of DSA are or have been engaged in the last two years:
Andrew A. Davis (6/25/63), 124 East Marcy Street, Santa Fe, NM 87501. A director of selected Davis Funds and an officer of all of the Davis Funds. Officer and director of each of the Selected Funds. President of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA which are described above.
Christopher C. Davis (7/13/65), 609 Fifth Avenue, New York, NY 10017. A director of selected Davis Funds and an officer of all of the Davis Funds. Officer and director of each of the Selected Funds. President of Clipper Fund, Director, Chairman of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA, which are described above. Is an employee of Shelby Cullom Davis & Co., a registered broker/dealer. Director, Washington Post.
Kenneth C. Eich (8/14/53), 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Executive Vice President and Principal Executive Officer of each of the Davis Funds, Selected Funds, and Clipper Fund; Chief Operating Officer of Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.
Douglas Haines (3/4/71) 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Vice President, Treasurer Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds, the Selected Funds, and Clipper Fund; Vice President of Davis Investments, LLC.
Sharra L. Haynes (9/25/66) 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Vice President and Chief Compliance Officer of each of the Davis Funds, the Selected Funds, and Clipper Fund; Vice President of Davis Investments, LLC. Also serves as Chief Compliance Officer for DSA and as a senior officer for several companies affiliated with DSA which are described above.
Ryan Charles (born 07/25/78), 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Vice President and Secretary of each of the Davis Funds, Selected Funds, and Clipper Fund; Vice President Chief Legal Officer and Secretary, Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.
Gary Tyc (05/27/56), 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Vice President, Chief Financial Officer Treasurer, and Assistant Secretary of Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.
Russell O. Wiese (05/18/66) 609 Fifth Avenue, New York, NY 10017. Chief Marketing Officer of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA which are described above.
Item 32.                              Principal Underwriter
(a)            Davis Distributors, LLC, a wholly owned subsidiary of the Adviser, located at 2949 East Elvira Road, Suite 101, Tucson, AZ 85756, is the principal underwriter for each of the Davis Funds, the Selected Funds, and Clipper Fund: Davis New York Venture Fund Inc., Davis Series, Inc., Davis Variable Account Fund, Inc., Selected American Shares, Inc., Selected International Fund, Inc., Selected Capital Preservation Trust, Clipper Fund, Inc., Clipper Funds Trust, and Davis Funds SICAV.
(b)            Management of the Principal Underwriter:
Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Kenneth C. Eich 2949 East Elvira Road, Suite 101 Tucson, AZ 85756	President	Executive Vice President and Principal Executive Officer
Russell Wiese 609 Fifth Avenue, New York, NY 10017.	Chief Marketing Officer	None
Gary P. Tyc 2949 East Elvira Road, Suite 101 Tucson, AZ 85756	Vice President, Treasurer and Assistant Secretary	None
Anthony Frazia 609 Fifth Avenue, New York, NY 10017.	Chief Compliance Officer	None
Ryan Charles 2949 East Elvira Road, Suite 101 Tucson, AZ 85756	Vice President and Secretary	Vice President and Secretary

(c)            Not applicable.

Item 33.                              Location of Accounts and Records
Accounts and records are maintained at the offices of Davis Selected Advisers, L.P., 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756, and at the offices of the Registrant's custodian, State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02107, and the Registrant's transfer agent State Street Bank and Trust, c/o Service Agent, BFDS, Two Heritage Drive, Seventh Floor, North Quincy, Massachusetts 02107.
Item 34.                              Management Services
Not applicable
Item 35.                              Undertakings
Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.
DAVIS NEW YORK VENTURE FUND, INC.
SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tucson and State of Arizona on the 28th day of November 2014.
The Registrant hereby certifies that this Post Effective Amendment meets all the requirements for effectiveness under paragraph (b) of Rule 485 of the Securities Act of 1933.

DAVIS NEW YORK VENTURE FUND, INC.

*By: /s/ Ryan Charles
Ryan Charles
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated.

Signature	Title	Date

Kenneth Eich*	Principal Executive Officer	November 28, 2014
Kenneth Eich

Douglas Haines*	Principal Financial Officer and Principal Accounting Officer	November 28, 2014
Douglas Haines

*By: /s/ Ryan Charles
Ryan Charles
Attorney-in-Fact

*Ryan Charles signs this document on behalf of the Registrant and each of the foregoing officers pursuant to the powers of attorney filed as Exhibit 23 (q)(1) of Registrant's registration statement 2-29858.

*By: /s/ Ryan Charles
Ryan Charles
Attorney-in-Fact

DAVIS NEW YORK VENTURE FUND, INC.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on November 28, 2014, by the following persons in the capacities indicated.

Signature	Title

Marc P. Blum*	Director
Marc P. Blum

Andrew A. Davis*	Director
Andrew A. Davis

Christopher C. Davis*	Director
Christopher C. Davis

John Gates*	Director
John Gates

Thomas. S. Gayner*	Director
Thomas S. Gayner

Samuel H. Iapalucci*	Director
Samuel H. Iapalucci

Robert P. Morgenthau*	Director
Robert P. Morgenthau

Marsha Williams*	Director
Marsha Williams

* Ryan Charles signs this document on behalf of each of the foregoing persons pursuant to the powers of attorney filed as Exhibit 23(q)(1) of Registrant's registration statement 2-29858.

/s/ Ryan Charles
Ryan Charles
Attorney-in-Fact

EXHIBIT LIST

28(i)	Opinion and Consent of Counsel, Greenberg Trauring LLP.
28(j)	Consent of Independent Accountants, KPMG, LLP.